UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
●	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
●	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
●	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
●	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
●	PIMCO Investment Grade Corporate Bond Exchange-Traded Fund
●	PIMCO Active Bond Exchange-Traded Fund
●	PIMCO Enhanced Low Duration Active Exchange-Traded Fund
●	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
●	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund
●	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
●	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund
●	PIMCO Senior Loan Active Exchange-Traded Fund
●	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

PIMCO ETF TRUST

Annual Report

June 30, 2022

Index Exchange-Traded Funds

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE Arca

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund | EMNT | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund | MINO | NYSE Arca

PIMCO Senior Loan Active Exchange-Traded Fund | LONZ | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		22

Financial Highlights		24

Statements of Assets and Liabilities		28

Statements of Operations		30

Statements of Changes in Net Assets		32

Statement of Cash Flows		36

Notes to Financial Statements		118

Report of Independent Registered Public Accounting Firm		145

Glossary		146

Federal Income Tax Information		147

Distribution Information		149

Approval of Investment Management Agreement		152

Management of the Trust		155

Privacy Policy		157

Liquidity Risk Management Program		158

Fund	Fund Summary	Schedule of Investments

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	37

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	39

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	40

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	41

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	43

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	53

PIMCO Active Bond Exchange-Traded Fund	14	64

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	15	77

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	16	86

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	17	91

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	18	98

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	19	105

PIMCO Senior Loan Active Exchange-Traded Fund	20	109

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	21	112

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted to us. Following this letter is the PIMCO ETF Annual Report, which covers the 12-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, third quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 2.3%. Economic activity accelerated during the fourth quarter, as GDP growth was 6.9%. However, the U.S. economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on July 27, 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its September 2022 meeting. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.45% on June 30, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -7.91%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.75%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -12.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -19.25%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -19.28%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -10.62%. Global equities, as represented by the MSCI World Index, returned -14.34%, while emerging market

2	PIMCO ETF TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -25.28%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -6.54%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $75 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. In terms of other commodities prices, copper declined, whereas gold rose during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 11.59%, 11.95% and 18.13% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at (888) 400-4ETF. We also invite you to visit our website at www.pimco.com to learn more about PIMCO ETFs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO ETF Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund, PIMCO Senior Loan Active Exchange-Traded Fund, and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to

4	PIMCO ETF TRUST

adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified

ANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the Funds	(Cont.)

Fund Name (Cont.)	Fund Inception	Diversification Status
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	12/10/19	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	09/08/21	Diversified
PIMCO Senior Loan Active Exchange-Traded Fund	06/08/22	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio

Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO ETF TRUST

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

ANNUAL REPORT	|	JUNE 30, 2022	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

U.S. Treasury Obligations	100.0%

Short-Term Instruments	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	10 Years	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(24.29)%	0.56%	1.87%	5.69%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(24.12)%	0.59%	1.92%	5.70%
The ICE BofAML Long U.S. Treasury Principal STRIPS Index±	(24.22)%	0.82%	2.15%	5.86%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long US Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (STRIPS) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Rising yields in the 25+ year segment of the U.S. Treasury STRIPS (zero-coupon) curve detracted from absolute performance, as the return of both the Fund and the underlying index were negatively impacted.

»	There were no material contributors for this Fund.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	10 Years	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	0.18%	2.77%	1.43%	2.08%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	0.12%	2.76%	1.43%	2.08%
The ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index±	0.34%	2.98%	1.65%	2.30%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields detracted from absolute performance for both the Fund and the 1-5 Year U.S. Treasury Inflation-Protected Securities Index, as yields moved higher.

»	There were no other material contributors or detractors for the Fund.

ANNUAL REPORT	|	JUNE 30, 2022	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

U.S. Treasury Obligations	99.7%

Short-Term Instruments	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(20.04)%	2.92%	1.62%	4.57%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(19.97)%	2.91%	1.62%	4.57%
The ICE BofAML 15+ Year U.S. Inflation-Linked Treasury Index±	(19.70)%	3.17%	1.86%	4.79%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields detracted from absolute performance for both the Fund and the 15+ Year U.S. Treasury Inflation-Protected Securities Index, as yields moved higher.

»	There were no other material contributors or detractors for the Fund.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

U.S. Treasury Obligations	99.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(6.25)%	2.95%	1.51%	3.27%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(6.30)%	2.93%	1.51%	3.27%
The ICE BofAML U.S. Inflation-Linked Treasury Index±	(5.69)%	3.24%	1.76%	3.50%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. real yields detracted from absolute performance for both the Fund and the U.S. Treasury Inflation-Protected Securities Index, as yields moved higher.

»	There were no other material contributors or detractors for the Fund.

ANNUAL REPORT	|	JUNE 30, 2022	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	85.7%

Short-Term Instruments	13.4%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	10 Years	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	(8.25)%	1.78%	3.65%	3.81%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	(8.22)%	1.83%	3.61%	3.82%
ICE BofAML 0-5 Year US High Yield Constrained Index±	(7.82)%	2.35%	4.24%	4.38%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.55%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the healthcare sector contributed to performance, as overweight exposure to select issuers outperformed the Underlying Index’s broader exposure to the sector.

»	Security selection within the gaming and lodging sector contributed to performance, as underweight exposure to select issuers underperformed the Underlying Index’s broader exposure to the sector.

»	Security selection within the finance and insurance sector contributed to performance, as overweight exposure to select issuers outperformed the Underlying Index’s broader exposure to the sector.

»	Underweight exposure to, and security selection within, the energy sector detracted from performance, as the sector outperformed.

»	Security selection within the telecommunications sector detracted from performance, as overweight exposure to select issuers underperformed the Underlying Index’s broader exposure to the sector.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Industrials	42.7%

Banking & Finance	31.1%

Utilities	12.7%

Short-Term Instruments	11.1%

U.S. Treasury Obligations	2.3%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	10 Years	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	(13.77)%	1.35%	2.66%	3.23%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	(13.64)%	1.32%	2.66%	3.24%
ICE BofAML US Corporate Index±	(14.00)%	1.37%	2.70%	3.29%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had negative performance over the period, as the underlying index had negative performance over the period.

»	There were no material contributors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2022	13

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	30.6%

U.S. Government Agencies	25.6%

Asset-Backed Securities	15.9%

U.S. Treasury Obligations	12.8%

Non-Agency Mortgage-Backed Securities	6.8%

Preferred Securities	3.6%

Short-Term Instruments	2.2%

Municipal Bonds & Notes	1.7%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	10 Years	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	(11.96)%	0.85%	2.16%	2.69%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	(11.83)%	0.86%	2.17%	2.70%
Bloomberg U.S. Aggregate Index±	(10.29)%	0.88%	1.54%	1.64%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.55%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates rose.

»	Tactical U.S. duration positioning, primarily underweight exposure for most of the reporting period, contributed to relative performance, as interest rates rose.

»	There were no other material contributors for this Fund.

»	Selection within investment grade corporate credit, particularly a preference for financials detracted from relative performance, as spread widened.

»	Long exposure to duration in Canada detracted from relative performance, as interest rates rose.

»	Positions in high yield credit detracted from relative performance, as spreads widened.

»	Positions in non-agency mortgage-backed securities and other securitized assets detracted from relative performance, as spread widened.

14	PIMCO ETF TRUST

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	51.0%

U.S. Treasury Obligations	19.8%

Asset-Backed Securities	10.8%

Non-Agency Mortgage-Backed Securities	9.1%

Short-Term Instruments	6.4%

U.S. Government Agencies	2.8%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	(4.41)%	1.28%	1.73%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	(4.46)%	1.23%	1.72%
ICE BofAML 1-3 Year U.S. Treasury Index±	(3.30)%	0.94%	0.85%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.49%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Cash management strategies contributed to relative performance, as the U.S. dollar overnight rate provided positive total return.

»	There were no other material contributors for this Fund.

»	Overweight exposure to U.S. duration at the front-end of the U.S. yield curve detracted from relative performance, as front-end U.S. interest rates rose.

»	A long bias to the Japanese yen versus the U.S. dollar detracted from relative performance, as the Japanese yen depreciated.

»	Select holdings of securitized credit detracted from relative performance, as holdings of commercial mortgage-backed securities provided negative total return.

ANNUAL REPORT	|	JUNE 30, 2022	15

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Ticker Symbol - EMNT

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	53.7%

Asset-Backed Securities	16.2%

Short-Term Instruments	15.7%

U.S. Government Agencies	8.1%

Non-Agency Mortgage-Backed Securities	5.1%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	Fund Inception (12/10/2019)
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (Based on Net Asset Value)	(1.43)%	0.42%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (At Market Price)(1)(2)	(1.39)%	0.43%
FTSE 3-Month Treasury Bill Index±	0.19%	0.35%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on December 10, 2019, but was not listed for trading until December 12, 2019. Accordingly, there is no Market Price information for December 10, 2019 through December 11, 2019.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.36%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, while incorporating PIMCO’s ESG investment strategy. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Cash management strategies contributed to relative performance, as the U.S. dollar overnight rate provided positive total return.

»	There were no other material contributors for this Fund.

»	Overweight exposure to U.S. duration detracted from relative performance, as U.S. interest rates rose.

»	Overweight exposure to non-agency residential mortgage-backed securities (“MBS”) detracted from relative performance, as spreads widened.

»	Holdings of agency MBS detracted from relative performance, as the asset class provided negative total return.

16	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	57.1%

Asset-Backed Securities	14.8%

Non-Agency Mortgage-Backed Securities	9.5%

U.S. Treasury Obligations	6.9%

U.S. Government Agencies	5.7%

Short-Term Instruments	4.5%

Sovereign Issues	1.4%

Municipal Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	10 Years	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	(2.20)%	1.07%	1.11%	1.17%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	(2.21)%	1.07%	1.10%	1.17%
FTSE 3-Month Treasury Bill Index±	0.19%	1.09%	0.62%	0.51%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	There were no material contributors for the Fund.

»	Overweight exposure to U.S. duration on the 1-5 year portion of the yield curve detracted from relative performance, as front-end U.S. interest rates rose.

»	Overweight exposure to non-agency residential mortgage-backed securities detracted from relative performance, as spreads widened.

»	Holdings of investment grade corporate credit detracted from relative performance, as corporate credit spreads widened.

ANNUAL REPORT	|	JUNE 30, 2022	17

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	11.3%

Ad Valorem Property Tax	10.3%

Natural Gas Revenue	5.9%

Electric Power & Light Revenue	5.8%

Water Revenue	5.7%

Miscellaneous Revenue	4.6%

General Fund	3.7%

Tobacco Settlement Funded	3.7%

Highway Revenue Tolls	3.6%

Income Tax Revenue	3.5%

Sales Tax Revenue	3.4%

Appropriations	3.2%

Industrial Revenue	2.6%

Fuel Sales Tax Revenue	2.3%

Miscellaneous Taxes	2.2%

College & University Revenue	2.0%

Port, Airport & Marina Revenue	1.8%

Nuclear Revenue	1.7%

Lease (Appropriation)	1.4%

Other	5.4%

Short-Term Instruments	15.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	10 Years	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	(7.63)%	1.41%	1.76%	2.47%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	(7.85)%	1.39%	1.75%	2.46%
Bloomberg 1-15 Year Municipal Bond Index±	(6.53)%	1.47%	2.08%	2.77%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight duration positioning contributed to performance, as benchmark municipal yields broadly rose.

»	Underweight exposure to the transportation sector contributed to performance, as the sector underperformed the broad municipal market.

»	Underweight exposure to the education sector contributed to performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broad municipal market.

»	Security selection within the special tax sector detracted from performance, as holdings underperformed the broad municipal market.

18	PIMCO ETF TRUST

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

Ticker Symbol - MINO

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	20.2%

Sales Tax Revenue	13.3%

Electric Power & Light Revenue	8.0%

Natural Gas Revenue	7.1%

Industrial Revenue	5.9%

Miscellaneous Revenue	5.5%

Tobacco Settlement Funded	4.9%

Economic Development Revenue	4.8%

Port, Airport & Marina Revenue	4.7%

Appropriations	4.0%

Ad Valorem Property Tax	3.9%

Lease (Appropriation)	2.5%

Local or Guaranteed Housing	2.3%

College & University Revenue	1.2%

Other	4.0%

Short-Term Instruments	7.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Cumulative Total Return for the period ended June 30, 2022

Fund Inception (09/08/2021)*
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (Based on Net Asset Value)	(10.89)%
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund (At Market Price)(1)	(10.75)%
Bloomberg Municipal Bond Index±	(8.96)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.54%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund seeks current income exempt from federal income tax and long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Underweight duration positioning contributed to performance, as benchmark municipal yields broadly rose.

»	Security selection within the water and sewer sector contributed to performance, as holdings outperformed the broad municipal market.

»	Underweight exposure to the transportation sector contributed to performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broad municipal market.

»	Security selection within the special tax sector detracted from performance, as holdings underperformed the broad municipal market.

ANNUAL REPORT	|	JUNE 30, 2022	19

PIMCO Senior Loan Active Exchange-Traded Fund

Ticker Symbol - LONZ

Allocation Breakdown as of June 30, 2022†§

Loan Participations and Assignments	52.3%

Short-Term Instruments	42.7%

Corporate Bonds & Notes	5.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2022

Fund Inception (06/08/2022)*
PIMCO Senior Loan Active Exchange-Traded Fund (Based on Net Asset Value)	(3.68)%
PIMCO Senior Loan Active Exchange-Traded Fund (At Market Price)(1)	(3.40)%
iBoxx USD Liquid Leveraged Loans Index±	(3.39)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± iBoxx USD Liquid Leveraged Loans Index comprises approximately 100 of the most liquid, tradable USD leveraged loans. Index constituents are derived using selection criteria such as loan type, minimum size, liquidity, credit ratings, initial spreads and minimum time to maturity.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.80%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Senior Loan Active Exchange-Traded Fund seeks to provide current income consistent with prudent investment management by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of Senior Loans, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Senior Loans” include senior secured floating rate bank loans, also referred to as leveraged loans, bank loans and floating rate loans, that are first or second lien loans. The Fund may also invest in collateralized loan obligations and high-yield corporate debt securities, which may also be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the diversified media sector contributed to performance, as the Fund’s diversified media positions outperformed the broader sector.

»	Security selection in the gaming lodging and leisure sector contributed to performance, as the Fund’s gaming lodging and leisure positions outperformed the broader sector.

»	Overweight exposure to the broadcasting sector contributed to performance, as the sector outperformed the broader market.

»	Security selection in the broadcasting sector detracted from performance, as the Fund’s broadcasting positions underperformed the broader sector.

»	Security selection in the healthcare sector detracted from performance, as the Fund’s healthcare positions underperformed the broader sector.

»	Security selection in the housing sector detracted from performance, as the Fund’s housing positions underperformed the broader sector.

20	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2022†§

Municipal Bonds & Notes

Ad Valorem Property Tax	17.1%

Health, Hospital & Nursing Home Revenue	11.8%

Natural Gas Revenue	6.5%

Electric Power & Light Revenue	5.9%

College & University Revenue	5.6%

Water Revenue	3.8%

Sales Tax Revenue	3.4%

General Fund	3.3%

Highway Revenue Tolls	3.0%

Tobacco Settlement Funded	2.8%

Appropriations	2.7%

Income Tax Revenue	2.5%

Industrial Revenue	1.6%

Lease (Appropriation)	1.1%

Miscellaneous Revenue	1.0%

Other	12.1%

Short-Term Instruments	15.5%

U.S. Treasury Obligations	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	1 Year	5 Year	10 Years	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	(3.03)%	1.03%	0.88%	1.01%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	(2.98)%	1.09%	0.90%	1.02%
Bloomberg 1-Year Municipal Bond Index±	(1.24)%	0.99%	0.85%	0.94%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the pre-refunded segment contributed to performance, as holdings outperformed the broad municipal market.

»	There were no other material contributors for this Fund.

»	Overweight duration positioning detracted from performance, as benchmark municipal yields increased.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broad municipal market.

ANNUAL REPORT	|	JUNE 30, 2022	21

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$712.10	$0.63	$1,000.00	$1,023.78	$0.74	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	977.40	0.97	1,000.00	1,023.54	0.99	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	738.00	0.85	1,000.00	1,023.54	0.99	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	900.80	0.93	1,000.00	1,023.54	0.99	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	910.90	2.58	1,000.00	1,021.82	2.73	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	862.00	0.91	1,000.00	1,023.54	0.99	0.20
PIMCO Active Bond Exchange-Traded Fund	1,000.00	879.60	2.58	1,000.00	1,021.77	2.78	0.56
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	961.00	2.74	1,000.00	1,021.73	2.83	0.57
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,000.00	986.00	1.27	1,000.00	1,023.25	1.29	0.26
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	979.40	1.75	1,000.00	1,022.76	1.79	0.36
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	923.00	1.65	1,000.00	1,022.80	1.74	0.35
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	1,000.00	888.40	1.85	1,000.00	1,022.56	1.98	0.40
PIMCO Senior Loan Active Exchange-Traded Fund(a)	1,000.00	963.20	0.30	1,000.00	1,022.02	2.53	0.51
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	970.60	1.69	1,000.00	1,022.80	1.74	0.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 06/08/22 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Fund, multiplied by the average account value over the period, multiplied by 22/365 (to reflect the period since inception date of 06/08/22). Hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal year.

22	PIMCO ETF TRUST

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ANNUAL REPORT	|	JUNE 30, 2022	23

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

06/30/2022	$145.38	$2.59	$(37.32)	$(34.73)	$(2.38)	$0.00	$0.00	$(2.38)

06/30/2021	173.14	2.49	(27.75)	(25.26)	(2.50)	0.00	0.00	(2.50)

06/30/2020	128.17	2.99	45.06	48.05	(3.08)	0.00	0.00	(3.08)

06/30/2019	115.51	3.15	12.73	15.88	(3.22)	0.00	0.00	(3.22)

06/30/2018	117.38	3.11	(1.85)	1.26	(3.13)	0.00	0.00	(3.13)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

06/30/2022	$55.05	$2.97	$(2.83)	$0.14	$(2.88)	$0.00	$0.00	$(2.88)

06/30/2021	53.21	1.85	1.35	3.20	(1.36)	0.00	0.00	(1.36)

06/30/2020	52.62	0.26	1.56	1.82	(1.07)	0.00	(0.16)	(1.23)

06/30/2019	51.76	0.97	0.64	1.61	(0.75)	0.00	0.00	(0.75)

06/30/2018	52.18	1.04	(0.51)	0.53	(0.95)	0.00	0.00	(0.95)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

06/30/2022	$86.49	$4.78	$(21.26)	$(16.48)	$(4.82)	$0.00	$0.00	$(4.82)

06/30/2021	83.31	2.10	2.85	4.95	(1.77)	0.00	0.00	(1.77)

06/30/2020	69.61	0.19	15.22	15.41	(1.71)	0.00	(0.00)	(1.71)

06/30/2019	67.57	1.58	1.72	3.30	(1.26)	0.00	0.00	(1.26)

06/30/2018	65.64	2.03	1.79	3.82	(1.89)	0.00	0.00	(1.89)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

06/30/2022	$65.77	$3.65	$(7.47)	$(3.82)	$(3.79)	$(0.54)	$0.00	$(4.33)

06/30/2021	63.20	2.07	1.89	3.96	(1.39)	0.00	0.00	(1.39)

06/30/2020	59.46	0.22	4.82	5.04	(1.09)	0.00	(0.21)	(1.30)

06/30/2019	57.61	1.08	1.57	2.65	(0.80)	0.00	0.00	(0.80)

06/30/2018	57.61	1.25	(0.07)	1.18	(1.18)	0.00	0.00	(1.18)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

06/30/2022	$99.99	$3.33	$(11.31)	$(7.98)	$(3.45)	$0.00	$0.00	$(3.45)

06/30/2021	91.45	3.70	9.16	12.86	(4.32)	0.00	0.00	(4.32)

06/30/2020	100.71	4.08	(8.54)	(4.46)	(4.80)	0.00	0.00	(4.80)

06/30/2019	100.07	4.63	0.90	5.53	(4.89)	0.00	0.00	(4.89)

06/30/2018	101.62	4.44	(1.28)	3.16	(4.71)	0.00	0.00	(4.71)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

06/30/2022	$114.60	$2.64	$(18.11)	$(15.47)	$(2.72)	$(0.08)	$0.00	$(2.80)

06/30/2021	114.04	2.92	0.79	3.71	(3.01)	(0.14)	0.00	(3.15)

06/30/2020	107.27	3.40	6.88	10.28	(3.51)	0.00	0.00	(3.51)

06/30/2019	100.41	3.44	6.96	10.40	(3.54)	0.00	0.00	(3.54)

06/30/2018	104.90	3.31	(4.43)	(1.12)	(3.31)	(0.06)	0.00	(3.37)

PIMCO Active Bond Exchange-Traded Fund

06/30/2022	$111.01	$2.52	$(15.52)	$(13.00)	$(2.85)	$0.00	$0.00	$(2.85)

06/30/2021	111.39	2.27	0.16	2.43	(2.81)	0.00	0.00	(2.81)

06/30/2020	107.54	2.88	4.42	7.30	(3.45)	0.00	0.00	(3.45)

06/30/2019	103.19	3.54	4.49	8.03	(3.68)	0.00	0.00	(3.68)

06/30/2018	106.07	3.17	(2.73)	0.44	(3.06)	0.00	(0.26)	(3.32)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

06/30/2022	$101.78	$1.43	$(5.87)	$(4.44)	$(1.18)	$0.00	$0.00	$(1.18)

06/30/2021	101.79	1.16	0.43	1.59	(1.60)	0.00	0.00	(1.60)

06/30/2020	100.15	2.61	2.06	4.67	(3.03)	0.00	0.00	(3.03)

06/30/2019	99.61	2.96	0.62	3.58	(3.04)	0.00	0.00	(3.04)

06/30/2018	101.02	2.51	(1.42)	1.09	(2.50)	0.00	0.00	(2.50)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

06/30/2022	$100.66	$0.67	$(2.11)	$(1.44)	$(0.71)	$(0.08)	$0.00	$(0.79)

06/30/2021	100.64	0.74	0.26	1.00	(0.98)	0.00	0.00	(0.98)

12/10/2019 - 06/30/2020	100.00	1.04	0.49	1.53	(0.89)	0.00	0.00	(0.89)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

06/30/2022	$101.99	$0.67	$(2.90)	$(2.23)	$(0.62)	$(0.01)	$0.00	$(0.63)

06/30/2021	101.65	0.52	0.39	0.91	(0.57)	0.00	0.00	(0.57)

06/30/2020	101.75	2.06	0.15	2.21	(2.31)	0.00	0.00	(2.31)

06/30/2019	101.58	2.73	0.11	2.84	(2.67)	0.00	0.00	(2.67)

06/30/2018	101.74	1.95	(0.23)	1.72	(1.85)	(0.03)	0.00	(1.88)

24	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

$108.27	(24.29)%	$435,244	0.15%	0.15%	0.15%	0.15%	1.90%	12%

145.38	(14.70)	395,447	0.15	0.15	0.15	0.15	1.59	25

173.14	37.97	375,713	0.15	0.15	0.15	0.15	1.98	14

128.17	14.17	265,315	0.15	0.15	0.15	0.15	2.79	21

115.51	1.08	164,028	0.15	0.15	0.15	0.15	2.71	19

$52.31	0.18%	$1,575,509	0.20%	0.20%	0.20%	0.20%	5.46%	23%

55.05	6.07	972,716	0.20	0.20	0.20	0.20	3.40	26

53.21	3.52	628,978	0.20	0.20	0.20	0.20	0.49	30

52.62	3.17	748,304	0.20	0.20	0.20	0.20	1.89	36

51.76	1.02	826,530	0.20	0.20	0.20	0.20	2.01	32

$65.19	(20.04)%	$620,606	0.20%	0.20%	0.20%	0.20%	5.69%	4%

86.49	6.00	602,828	0.20	0.20	0.20	0.20	2.46	4

83.31	22.47	614,024	0.20	0.20	0.20	0.20	0.25	9

69.61	5.06	178,903	0.20	0.20	0.20	0.20	2.45	6

67.57	5.88	254,745	0.20	0.20	0.20	0.20	3.05	10

$57.62	(6.25)%	$194,771	0.20%	0.20%	0.20%	0.20%	5.70%	177%

65.77	6.31	176,261	0.20	0.20	0.20	0.20	3.19	5

63.20	8.61	61,936	0.20	0.20	0.20	0.20	0.35	10

59.46	4.69	52,327	0.20	0.20	0.20	0.20	1.89	9

57.61	2.07	50,695	0.21	0.21	0.21	0.21	2.18	8

$88.56	(8.24)%	$1,115,806	0.55%	0.55%	0.55%	0.55%	3.43%	45%

99.99	14.35	2,239,839	0.55	0.55	0.55	0.55	3.81	65

91.45	(4.56)	1,156,826	0.56	0.56	0.55	0.55	4.22	36

100.71	5.71	1,460,224	0.56	0.56	0.55	0.55	4.66	27

100.07	3.18	1,666,164	0.56	0.56	0.55	0.55	4.41	42

$96.33	(13.77)%	$580,883	0.20%	0.20%	0.20%	0.20%	2.42%	41%

114.60	3.29	794,189	0.20	0.20	0.20	0.20	2.55	21

114.04	9.76	659,123	0.20	0.20	0.20	0.20	3.10	18

107.27	10.65	797,018	0.20	0.20	0.20	0.20	3.41	27

100.41	(1.12)	756,084	0.20	0.20	0.20	0.20	3.20	10

$95.16	(11.96)%	$3,224,915	0.56%	0.56%	0.55%	0.55%	2.37%	368%

111.01	2.20	4,282,895	0.55	0.55	0.55	0.55	2.04	273

111.39	6.92	3,400,704	0.57	0.57	0.55	0.55	2.65	146

107.54	7.99	2,422,925	0.73	0.73	0.55	0.55	3.42	155

103.19	0.41	2,072,132	0.76	0.76	0.55	0.55	3.03	142

$96.16	(4.38)%	$1,444,341	0.53%	0.53%	0.46%	0.46%	1.44%	269%

101.78	1.57	1,129,706	0.47	0.49	0.44	0.46	1.13	73

101.79	4.77	496,743	0.49	0.56	0.39	0.46	2.61	378

100.15	3.66	352,514	0.79	0.86	0.39	0.46	2.98	1,613

99.61	1.09	157,382	1.02	1.09	0.39	0.46	2.51	326

$98.43	(1.43)%	$184,071	0.25%	0.37%	0.24%	0.36%	0.67%	75%

100.66	0.99	153,000	0.25	0.37	0.25	0.37	0.74	120

100.64	1.54	87,553	0.27 *	0.51 *	0.24 *	0.48 *	1.87 *	102

$99.13	(2.20)%	$11,757,526	0.36%	0.36%	0.35%	0.35%	0.67%	100%

101.99	0.89	14,024,433	0.35	0.35	0.35	0.35	0.51	71

101.65	2.21	13,914,440	0.37	0.37	0.35	0.35	2.03	81

101.75	2.84	11,939,913	0.36	0.36	0.35	0.35	2.70	72

101.58	1.70	9,410,140	0.42	0.42	0.35	0.35	1.92	86

ANNUAL REPORT	|	JUNE 30, 2022	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

06/30/2022	$56.72	$0.92	$(5.19)	$(4.27)	$(0.89)	$0.00	$0.00	$(0.89)

06/30/2021	55.73	0.97	1.00	1.97	(0.98)	0.00	0.00	(0.98)

06/30/2020	54.77	1.24	0.96	2.20	(1.24)	0.00	0.00	(1.24)

06/30/2019	52.84	1.40	1.93	3.33	(1.40)	0.00	0.00	(1.40)

06/30/2018	53.48	1.30	(0.64)	0.66	(1.30)	0.00	0.00	(1.30)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund

09/08/2021 - 06/30/2022	$50.00	$0.66	$(6.07)	$(5.41)	$(0.53)	$0.00	$0.00	$(0.53)

PIMCO Senior Loan Active Exchange-Traded Fund

06/08/2022 - 06/30/2022	$50.00	$0.06	$(1.88)	$(1.82)	$0.00	$0.00	$0.00	$0.00

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

06/30/2022	$51.41	$0.34	$(1.89)	$(1.55)	$(0.30)	$0.00	$0.00	$(0.30)

06/30/2021	51.04	0.42	0.42	0.84	(0.47)	0.00	0.00	(0.47)

06/30/2020	50.53	0.81	0.51	1.32	(0.81)	0.00	0.00	(0.81)

06/30/2019	49.91	0.95	0.61	1.56	(0.94)	0.00	0.00	(0.94)

06/30/2018	50.25	0.77	(0.35)	0.42	(0.76)	0.00	0.00	(0.76)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

26	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

$51.56	(7.63)%	$847,128	0.35%		0.35%		0.35%		0.35%		1.68%		50%

56.72	3.56	647,152	0.35		0.35		0.35		0.35		1.72		16

55.73	4.06	468,662	0.35		0.35		0.35		0.35		2.25		34

54.77	6.41	304,515	0.35		0.35		0.35		0.35		2.63		39

52.84	1.25	275,309	0.35		0.35		0.35		0.35		2.44		27

$44.06	(10.89)%	$42,296	0.40	%*	0.68	%*	0.40	%*	0.68	%*	1.71	%*	238%

$48.18	(3.64)%	$64,557	0.50	%*	0.95	%*	0.50	%*	0.95	%*	1.95	%*	0%

$49.56	(3.03)%	$562,994	0.35%		0.35%		0.35%		0.35%		0.67%		64%

51.41	1.66	452,932	0.35		0.35		0.35		0.35		0.83		27

51.04	2.64	176,581	0.35		0.35		0.35		0.35		1.60		55

50.53	3.17	96,505	0.35		0.35		0.35		0.35		1.91		49

49.91	0.83	67,874	0.35		0.35		0.35		0.35		1.55		87

ANNUAL REPORT	|	JUNE 30, 2022	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*^	$435,292	$1,572,489	$618,308	$194,087
Investments in Affiliates	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	0	252	0	0
Deposits with counterparty	0	0	0	0
Foreign currency, at value	0	0	0	0
Receivable for investments sold	0	0	0	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	5,414	0	13,189	0
Interest and/or dividends receivable	0	3,028	2,404	716
Reimbursement receivable from PIMCO	0	0	0	0
Other assets	0	0	0	0
Total Assets	440,706	1,575,769	633,901	194,803

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	5,410	0	13,130	0
Payable for unfunded loan commitments	0	0	0	0
Payable for TBA investments purchased	0	0	0	0
Payable upon return of securities loaned	0	0	0	0
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	0	0	0	0
Distributions payable	0	0	0	0
Overdraft due to custodian	0	0	59	0
Accrued management fees	52	260	106	32
Accrued reimbursement to PIMCO	0	0	0	0
Other liabilities	0	0	0	0
Total Liabilities	5,462	260	13,295	32

Net Assets	$435,244	$1,575,509	$620,606	$194,771

Net Assets Consist of:

Paid in capital	$622,916	$1,666,329	$844,782	$218,046
Distributable earnings (accumulated loss)	(187,672)	(90,820)	(224,176)	(23,275)

Net Assets	$435,244	$1,575,509	$620,606	$194,771

Shares Issued and Outstanding	4,020	30,120	9,520	3,380

Net Asset Value Per Share Outstanding(a):	$108.27	$52.31	$65.19	$57.62

Cost of investments in securities	$593,185	$1,650,813	$825,078	$213,470
Cost of investments in Affiliates	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$144	$0	$2,033	$172
^ Includes securities on loan of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$1,091,945	$574,024	$4,007,468	$1,426,424	$182,696	$11,723,602	$847,407	$43,023	$101,966	$553,729
12,399	0	0	0	0	3,879	0	0	0	0

174	203	715	2,568	0	0	0	0	0	0
0	85	207	445	582	0	0	0	0	0
8,039	0	18,880	505	170	0	0	840	545	0
8,875	1,922	45,863	12,893	0	0	0	72	0	0
0	0	1,804	40	136	1	0	0	0	0
44,800	0	20,557	24	7	348,855	18,389	0	48,572	0
0	0	7,030	0	0	0	0	0	0	0
0	0	708,661	0	0	0	0	0	0	0
0	0	0	0	0	0	7,200	1,763	0	13,876
16,993	5,374	20,850	6,802	834	41,227	7,144	360	89	3,574
0	0	0	0	18	0	0	3	7	0
0	0	11	0	0	0	0	0	0	0
1,183,225	581,608	4,832,046	1,449,701	184,443	12,117,564	880,140	46,061	151,179	571,179

$0	$0	$127,964	$0	$0	$0	$0	$0	$0	$0
0	0	7,029	0	0	0	0	0	0	0

97	107	1,400	2,241	0	0	0	21	0	0
1,057	0	107	2,038	8	0	0	0	0	0
5,716	499	0	539	0	331,643	32,778	3,727	86,595	8,028
76	0	0	0	0	0	0	0	0	0
0	0	1,449,309	0	0	0	0	0	0	0
15,399	0	0	0	0	3,879	0	0	0	0
0	0	910	0	310	387	0	0	0	0
44,412	0	18,927	0	0	20,817	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	20	0	0	0	8	0	0	0	0
662	97	1,485	539	54	3,304	234	17	27	157
0	0	0	3	0	0	0	0	0	0
0	2	0	0	0	0	0	0	0	0
67,419	725	1,607,131	5,360	372	360,038	33,012	3,765	86,622	8,185

$1,115,806	$580,883	$3,224,915	$1,444,341	$184,071	$11,757,526	$847,128	$42,296	$64,557	$562,994

$1,442,135	$669,287	$3,746,344	$1,510,601	$187,455	$12,103,959	$888,403	$47,224	$66,953	$579,479
(326,329)	(88,404)	(521,429)	(66,260)	(3,384)	(346,433)	(41,275)	(4,928)	(2,396)	(16,485)

$1,115,806	$580,883	$3,224,915	$1,444,341	$184,071	$11,757,526	$847,128	$42,296	$64,557	$562,994

12,600	6,030	33,890	15,020	1,870	118,610	16,430	960	1,340	11,360

$88.56	$96.33	$95.16	$96.16	$98.43	$99.13	$51.56	$44.06	$48.18	$49.56

$1,214,259	$647,035	$4,241,541	$1,470,712	$186,366	$11,967,256	$870,068	$44,105	$104,441	$563,316
$12,399	$0	$0	$0	$0	$3,879	$0	$0	$0	$0
$0	$0	$1,879	$45	$137	$0	$0	$0	$0	$0
$2,324	$430	$2,728	$(7,211)	$0	$0	$0	$0	$0	$0

$53,014	$21,268	$70,222	$75,490	$24,300	$525,114	$516	$0	$9,400	$611
$15,098	$0	$0	$0	$0	$3,802	$0	$0	$0	$0

ANNUAL REPORT	|	JUNE 30, 2022	29

Statements of Operations

Year Ended June 30, 2022
(Amounts in thousands†)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest, net of foreign taxes*	$8,210	$73,920	$45,418	$12,695
Dividends, net of foreign taxes**	0	0	0	0
Securities lending income	0	0	0	0
Total Income	8,210	73,920	45,418	12,695

Expenses:

Management fees	601	2,605	1,540	430
Trustee fees	5	14	9	3
Interest expense	0	28	2	0
Organizational expense	0	0	0	0
Miscellaneous expense	0	0	0	0
Total Expenses	606	2,647	1,551	433
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	606	2,647	1,551	433

Net Investment Income (Loss)	7,604	71,273	43,867	12,262

Net Realized Gain (Loss):

Investments in securities	(7,836)	648	(4,869)	(1,808)
In-kind redemptions	7,589	7,639	(2,507)	2,493
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	(247)	8,287	(7,376)	685

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(117,925)	(88,032)	(206,156)	(26,644)
Investments in Affiliates	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(117,925)	(88,032)	(206,156)	(26,644)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(110,568)	$(8,472)	$(169,665)	$(13,697)

* Foreign tax withholdings	$0	$0	$0	$0
** Foreign tax withholdings - Dividends	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was September 08, 2021.
(b)	Inception date of the Fund was June 08, 2022.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund(a)	PIMCO Senior Loan Active Exchange- Traded Fund(b)	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$71,121	$19,787	$116,927	$23,960	$1,597	$138,559	$14,495	$695	$95	$5,397
16	0	2,458	0	0	0	0	0	0	0
241	2	0	0	0	6	0	0	0	0
71,378	19,789	119,385	23,960	1,597	138,565	14,495	695	95	5,397

9,882	1,510	22,454	5,592	622	47,285	2,494	162	27	1,857
24	10	53	14	2	174	8	0	0	6
9	5	240	808	20	1,102	1	1	0	2
0	0	0	0	0	0	0	79	159	0
0	0	4	60	9	0	0	0	0	0
9,915	1,525	22,751	6,474	653	48,561	2,503	242	186	1,865
0	0	0	(14)	(210)	0	0	(111)	(167)	0
9,915	1,525	22,751	6,460	443	48,561	2,503	131	19	1,865

61,463	18,264	96,634	17,500	1,154	90,004	11,992	564	76	3,532

(6,092)	(11,917)	(232,630)	(46,039)	(1,564)	(111,160)	(15,666)	(4,558)	3	(6,193)
(51,230)	762	0	0	0	0	0	0	0	0
(402)	566	30,469	28,340	0	0	477	576	0	0
(3,333)	(4,531)	(486)	(627)	1,590	0	0	0	0	0
0	0	0	(76)	0	0	0	0	0	0
0	0	(1,244)	374	(94)	0	0	0	0	0

(61,057)	(15,120)	(203,891)	(18,028)	(68)	(111,160)	(15,189)	(3,982)	3	(6,193)

(141,480)	(108,124)	(366,645)	(50,044)	(4,049)	(272,391)	(53,344)	(1,082)	(2,475)	(14,179)
0	0	0	0	0	0	0	0	0	0
(5,628)	(622)	(30,312)	(2,412)	0	0	0	25	0	0
(2,033)	(113)	156	(2,311)	420	0	0	0	0	0
0	0	(503)	(45)	4	0	0	0	0	0

(149,141)	(108,859)	(397,304)	(54,812)	(3,625)	(272,391)	(53,344)	(1,057)	(2,475)	(14,179)

$(148,735)	$(105,715)	$(504,561)	$(55,340)	$(2,539)	$(293,547)	$(56,541)	$(4,475)	$(2,396)	$(16,840)

$0	$2	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$3	$0	$0	$0	$0	$0	$0	$0

ANNUAL REPORT	|	JUNE 30, 2022	31

Statements of Changes in Net Assets

	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,604	$6,076	$71,273	$25,012
Net realized gain (loss)	(247)	17,975	8,287	27,758
Net change in unrealized appreciation (depreciation)	(117,925)	(88,252)	(88,032)	(10,060)

Net Increase (Decrease) in Net Assets Resulting from Operations	(110,568)	(64,201)	(8,472)	42,710

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(6,660)	(5,991)	(69,174)	(19,529)

Total Distributions(a)	(6,660)	(5,991)	(69,174)	(19,529)

Fund Share Transactions:

Receipts for shares sold	391,628	324,692	949,963	768,465
Cost of shares redeemed	(234,603)	(234,766)	(269,524)	(447,908)
Net increase (decrease) resulting from Fund share transactions	157,025	89,926	680,439	320,557

Total Increase (Decrease) in Net Assets	39,797	19,734	602,793	343,738

Net Assets:

Beginning of year	395,447	375,713	972,716	628,978
End of year	$435,244	$395,447	$1,575,509	$972,716

Shares of Beneficial Interest:

Shares sold	2,900	2,100	17,400	14,000
Shares redeemed	(1,600)	(1,550)	(4,950)	(8,150)
Net increase (decrease) in shares outstanding	1,300	550	12,450	5,850

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund		PIMCO Active Bond Exchange-Traded Fund

Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

$43,867	$15,612	$12,262	$4,038	$61,463	$63,288	$18,264	$20,166	$96,634	$80,879
(7,376)	57,958	685	10	(61,057)	12,321	(15,120)	7,369	(203,891)	9,305
(206,156)	(41,410)	(26,644)	2,963	(149,141)	128,592	(108,859)	(5,626)	(397,304)	(10,833)

(169,665)	32,160	(13,697)	7,011	(148,735)	204,201	(105,715)	21,909	(504,561)	79,351

(42,424)	(12,067)	(14,257)	(2,953)	(64,850)	(72,424)	(19,457)	(21,539)	(109,815)	(99,158)

(42,424)	(12,067)	(14,257)	(2,953)	(64,850)	(72,424)	(19,457)	(21,539)	(109,815)	(99,158)

567,756	628,567	132,061	110,267	984,145	1,556,050	165,347	214,022	396,091	973,960
(337,889)	(659,856)	(85,597)	0	(1,894,593)	(604,814)	(253,481)	(79,326)	(839,695)	(71,962)
229,867	(31,289)	46,464	110,267	(910,448)	951,236	(88,134)	134,696	(443,604)	901,998

17,778	(11,196)	18,510	114,325	(1,124,033)	1,083,013	(213,306)	135,066	(1,057,980)	882,191

602,828	614,024	176,261	61,936	2,239,839	1,156,826	794,189	659,123	4,282,895	3,400,704
$620,606	$602,828	$194,771	$176,261	$1,115,806	$2,239,839	$580,883	$794,189	$3,224,915	$4,282,895

6,600	7,300	2,050	1,700	10,250	16,000	1,450	1,850	3,690	8,700
(4,050)	(7,700)	(1,350)	0	(20,050)	(6,250)	(2,350)	(700)	(8,380)	(650)
2,550	(400)	700	1,700	(9,800)	9,750	(900)	1,150	(4,690)	8,050

ANNUAL REPORT	|	JUNE 30, 2022	33

Statements of Changes in Net Assets	(Cont.)

	PIMCO Enhanced Low Duration Active Exchange-Traded Fund		PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$17,500	$9,248	$1,154	$1,034
Net realized gain (loss)	(18,028)	(2,369)	(68)	121
Net change in unrealized appreciation (depreciation)	(54,812)	3,264	(3,625)	112

Net Increase (Decrease) in Net Assets Resulting from Operations	(55,340)	10,143	(2,539)	1,267

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(14,527)	(11,473)	(1,355)	(1,306)

Total Distributions(a)	(14,527)	(11,473)	(1,355)	(1,306)

Fund Share Transactions:

Receipts for shares sold	434,297	646,514	90,055	80,592
Cost of shares redeemed	(49,795)	(12,221)	(55,090)	(15,106)
Net increase (decrease) resulting from Fund share transactions	384,502	634,293	34,965	65,486

Total Increase (Decrease) in Net Assets	314,635	632,963	31,071	65,447

Net Assets:

Beginning of year	1,129,706	496,743	153,000	87,553
End of year	$1,444,341	$1,129,706	$184,071	$153,000

Shares of Beneficial Interest:

Shares sold	4,420	6,340	900	800
Shares redeemed	(500)	(120)	(550)	(150)
Net increase (decrease) in shares outstanding	3,920	6,220	350	650

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b)	Inception date of the Fund was September 08, 2021.
(c)	Inception date of the Fund was June 08, 2022.

34	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	PIMCO Senior Loan Active Exchange-Traded Fund	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Inception date through June 30, 2022(b)	Inception date through June 30, 2022(c)	Year Ended June 30, 2022	Year Ended June 30, 2021

$90,004	$73,593	$11,992	$9,789	$564	$76	$3,532	$2,510
(111,160)	6,470	(15,189)	93	(3,982)	3	(6,193)	34
(272,391)	45,995	(53,344)	9,214	(1,057)	(2,475)	(14,179)	1,568

(293,547)	126,058	(56,541)	19,096	(4,475)	(2,396)	(16,840)	4,112

(82,303)	(80,109)	(11,421)	(9,729)	(453)	0	(3,141)	(2,520)

(82,303)	(80,109)	(11,421)	(9,729)	(453)	0	(3,141)	(2,520)

2,413,528	1,941,343	442,545	169,123	53,425	66,953	232,044	274,759
(4,304,585)	(1,877,299)	(174,607)	0	(6,201)	0	(102,001)	0
(1,891,057)	64,044	267,938	169,123	47,224	66,953	130,043	274,759

(2,266,907)	109,993	199,976	178,490	42,296	64,557	110,062	276,351

14,024,433	13,914,440	647,152	468,662	0	0	452,932	176,581
$11,757,526	$14,024,433	$847,128	$647,152	$42,296	$64,557	$562,994	$452,932

23,940	19,040	8,340	3,000	1,100	1,340	4,570	5,350
(42,840)	(18,410)	(3,320)	0	(140)	0	(2,020)	0
(18,900)	630	5,020	3,000	960	1,340	2,550	5,350

ANNUAL REPORT	|	JUNE 30, 2022	35

Statement of Cash Flows	PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Year Ended June 30, 2022
(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(55,340)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(4,782,929)

Proceeds from sales of long-term securities	4,918,231

(Purchases) Proceeds from sales of short-term portfolio investments, net	(80,330)

(Increase) decrease in deposits with counterparty	(10,467)

(Increase) decrease in receivable for investments sold	(24)

(Increase) decrease in interest and/or dividends receivable	(2,004)

Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	25,424

Proceeds from (Payments on) over the counter financial derivative instruments	(971)

(Increase) decrease in reimbursement receivable from PIMCO	(2)

Increase (decrease) in payable for investments purchased	(5,562)

Increase (decrease) in deposits from counterparty	(520)

Increase (decrease) in accrued management fees	110

Proceeds from (Payments on) short sales transactions, net	(76)

Proceeds from (Payments on) foreign currency transactions	329
Net Realized (Gain) Loss
Investments in securities	46,039
Exchange-traded or centrally cleared financial derivative instruments	(28,340)
Over the counter financial derivative instruments	627
Short sales	76
Foreign currency	(374)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	50,044
Exchange-traded or centrally cleared financial derivative instruments	2,412
Over the counter financial derivative instruments	2,311
Foreign currency assets and liabilities	45
Net amortization (accretion) on investments	5,981

Net Cash Provided by (Used for) Operating Activities	84,690

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	434,297
Payments on shares redeemed	(49,795)
Cash distributions paid	(14,527)
Proceeds from reverse repurchase agreements	71,328,175
Payments on reverse repurchase agreements	(71,650,347)
Proceeds from sale-buyback transactions	29,896,538
Payments on sale-buyback transactions	(30,029,260)

Net Cash Received from (Used for) Financing Activities	(84,919)

Net Increase (Decrease) in Cash and Foreign Currency	(229)

Cash and Foreign Currency:

Beginning of year	774
End of year	$545

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$808

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 100.0%

U.S. Treasury STRIPS (a)
0.000% due 02/15/2047	$42,959	$18,641
0.000% due 05/15/2047	49,633	21,432
0.000% due 08/15/2047	49,156	21,149
0.000% due 11/15/2047	49,392	21,183
0.000% due 02/15/2048	49,688	21,331
0.000% due 05/15/2048	49,336	21,232
0.000% due 08/15/2048	49,469	21,081
0.000% due 11/15/2048	56,641	24,284
0.000% due 02/15/2049	52,103	22,307
0.000% due 05/15/2049	51,628	22,020
0.000% due 08/15/2049	51,808	21,869
0.000% due 11/15/2049	49,956	21,066
0.000% due 02/15/2050	49,058	20,463
0.000% due 05/15/2050	51,625	21,245
0.000% due 08/15/2050	54,058	22,159
0.000% due 11/15/2050	53,737	21,903
0.000% due 02/15/2051	52,377	21,317
0.000% due 05/15/2051	62,888	25,551

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 08/15/2051	$62,715	$25,264
0.000% due 11/15/2051	48,984	19,651

Total U.S. Treasury Obligations (Cost $593,041)		435,148

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		144

Total Short-Term Instruments (Cost $144)		144

Total Investments in Securities (Cost $593,185)		435,292

Total Investments 100.0% (Cost $593,185)		$435,292

Other Assets and Liabilities, net 0.0%		(48)

Net Assets 100.0%		$435,244

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$144	U.S. Treasury Notes 2.875% due 06/15/2025	$(147)	$144	$144

Total Repurchase Agreements						$(147)	$144	$144

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$144	$0	$0	$0	$144	$(147)	$(3)

Total Borrowings and Other Financing Transactions	$144	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	37

Schedule of Investments	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$435,148	$0	$435,148
Short-Term Instruments
Repurchase Agreements	0	144	0	144

Total Investments	$0	$435,292	$0	$435,292

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

38	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

U.S. TREASURY OBLIGATIONS 99.8%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2024	$141,530	$142,914
0.125% due 10/15/2024	54,837	55,185
0.125% due 04/15/2025	116,518	116,607
0.125% due 10/15/2025	20,186	20,177
0.125% due 04/15/2026	192,271	190,543
0.125% due 07/15/2026	18,119	17,979
0.125% due 10/15/2026	26,781	26,548
0.125% due 04/15/2027	27,529	27,117
0.125% due 01/15/2032	14,456	13,734
0.250% due 01/15/2025	104,177	104,834
0.375% due 07/15/2023	74,933	76,258
0.375% due 07/15/2025	113,592	114,764
0.375% due 01/15/2027	7,919	7,893
0.375% due 07/15/2027	47,779	47,630

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.500% due 04/15/2024	$111,765	$113,331
0.500% due 01/15/2028	47,383	47,084
0.625% due 01/15/2024	138,791	141,188
0.625% due 01/15/2026	181,863	183,964
0.750% due 07/15/2028	24,772	24,964
2.375% due 01/15/2025	94,137	99,775

Total U.S. Treasury Obligations (Cost $1,650,813)		1,572,489

Total Investments in Securities (Cost $1,650,813)		1,572,489

Total Investments 99.8% (Cost $1,650,813)		$1,572,489

Other Assets and Liabilities, net 0.2%		3,020

Net Assets 100.0%		$1,575,509

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,572,489	$0	$1,572,489

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	39

Schedule of Investments	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.3%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 02/15/2051	$15,148	$11,693
0.125% due 02/15/2052	12,277	9,553
0.250% due 02/15/2050	30,097	23,812
0.625% due 02/15/2043	72,622	64,283
0.750% due 02/15/2042	70,417	64,449
0.750% due 02/15/2045	74,421	66,764
0.875% due 02/15/2047	61,659	57,088
1.000% due 02/15/2046	65,629	62,311
1.000% due 02/15/2048	58,600	56,052
1.000% due 02/15/2049	42,738	41,215
1.375% due 02/15/2044	73,449	75,257
2.125% due 02/15/2040	8,615	10,071
2.125% due 02/15/2041	63,364	73,727

Total U.S. Treasury Obligations (Cost $823,045)		616,275

PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
$2,033

Total Short-Term Instruments (Cost $2,033)	2,033

Total Investments in Securities (Cost $825,078)	618,308

Total Investments 99.6% (Cost $825,078)	$618,308

Other Assets and Liabilities, net 0.4%	2,298

Net Assets 100.0%	$620,606

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$2,033	U.S. Treasury Notes 2.875% due 06/15/2025	$(2,074)	$2,033	$2,033

Total Repurchase Agreements						$(2,074)	$2,033	$2,033

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,033	$0	$0	$0	$2,033	$(2,074)	$(41)

Total Borrowings and Other Financing Transactions	$2,033	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$616,275	$0	$616,275
Short-Term Instruments
Repurchase Agreements	0	2,033	0	2,033

Total Investments	$0	$618,308	$0	$618,308

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

40	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.5%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2024	$2,032	$2,052
0.125% due 10/15/2024	551	554
0.125% due 04/15/2025	5,755	5,760
0.125% due 10/15/2025	8,987	8,983
0.125% due 04/15/2026	8,731	8,652
0.125% due 07/15/2026	8,503	8,437
0.125% due 10/15/2026	9,018	8,939
0.125% due 01/15/2030	9,574	9,146
0.125% due 07/15/2030	2,183	2,083
0.125% due 01/15/2031	1,691	1,610
0.125% due 07/15/2031	2,566	2,442
0.125% due 01/15/2032	4,172	3,964
0.250% due 01/15/2025	1,812	1,824
0.250% due 07/15/2029	1,622	1,573
0.375% due 07/15/2023	1,840	1,872
0.375% due 07/15/2025	1,889	1,909
0.375% due 01/15/2027	9,419	9,388
0.375% due 07/15/2027	1,465	1,461
0.500% due 04/15/2024	335	339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.500% due 01/15/2028	$9,042	$8,985
0.625% due 01/15/2024	2,158	2,195
0.625% due 01/15/2026	9,466	9,575
0.625% due 02/15/2043	640	566
0.750% due 07/15/2028	1,092	1,100
0.750% due 02/15/2042	7,590	6,946
0.750% due 02/15/2045	6,904	6,193
0.875% due 01/15/2029	1,007	1,017
1.000% due 02/15/2046	6,309	5,991
1.000% due 02/15/2049	132	127
1.375% due 02/15/2044	7,034	7,207
1.750% due 01/15/2028	5,875	6,239
2.000% due 01/15/2026	7,518	7,964
2.125% due 02/15/2040	2,449	2,863
2.125% due 02/15/2041	7,013	8,160
2.375% due 01/15/2025	1,202	1,274
2.375% due 01/15/2027	6,761	7,346
2.500% due 01/15/2029	6,162	6,854
3.375% due 04/15/2032	3,602	4,504
3.625% due 04/15/2028	7,270	8,496
3.875% due 04/15/2029	7,719	9,325

Total U.S. Treasury Obligations (Cost $213,298)		193,915

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$172

Total Short-Term Instruments (Cost $172)	172

Total Investments in Securities (Cost $213,470)	194,087

Total Investments 99.6% (Cost $213,470)	$194,087

Other Assets and Liabilities, net 0.4%	684

Net Assets 100.0%	$194,771

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$172	U.S. Treasury Notes 2.875% due 06/15/2025	$(175)	$172	$172

Total Repurchase Agreements						$(175)	$172	$172

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$172	$0	$0	$0	$172	$(175)	$(3)

Total Borrowings and Other Financing Transactions	$172	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	41

Schedule of Investments	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$193,915	$0	$193,915
Short-Term Instruments
Repurchase Agreements	0	172	0	172

Total Investments	$0	$194,087	$0	$194,087

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

42	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4% .

AmSurg Corp.
13.000% due 04/30/2028 «	$713	$663

Diamond Sports Group LLC
9.181% due 05/26/2026	1,543	1,523

Envision Healthcare Corp.
TBD% due 04/30/2027 µ	77	76
8.875% due 04/30/2027	423	418

Intelsat Jackson Holdings SA
4.920% due 02/01/2029	1,707	1,566

Total Loan Participations and Assignments (Cost $4,735)		4,246

CORPORATE BONDS & NOTES 84.8%

BANKING & FINANCE 15.9%

Acrisure LLC
7.000% due 11/15/2025	783	706
10.125% due 08/01/2026	833	810

AerCap Holdings NV
5.875% due 10/10/2079 •	625	536

Allied Universal Holdco LLC
6.625% due 07/15/2026	7,462	6,862

Ally Financial, Inc.
5.750% due 11/20/2025	2,913	2,875

AssuredPartners, Inc.
7.000% due 08/15/2025	379	357

Brookfield Property REIT, Inc.
4.500% due 04/01/2027	350	291
5.750% due 05/15/2026	3,813	3,490

Commerzbank AG
8.125% due 09/19/2023	1,352	1,382

Credit Acceptance Corp.
5.125% due 12/31/2024	830	784
6.625% due 03/15/2026	2,576	2,417

Deutsche Bank AG
4.296% due 05/24/2028 •	208	187
4.500% due 04/01/2025	5,009	4,775

Diversified Healthcare Trust
9.750% due 06/15/2025	1,952	1,928

Enact Holdings, Inc.
6.500% due 08/15/2025	3,331	3,148

Enova International, Inc.
8.500% due 09/01/2024	843	785
8.500% due 09/15/2025	2,806	2,444

Five Point Operating Co. LP
7.875% due 11/15/2025	3,078	2,586

Fly Leasing Ltd.
7.000% due 10/15/2024	1,615	1,177

Ford Motor Credit Co. LLC
2.300% due 02/10/2025	923	831
2.700% due 08/10/2026	362	309
2.979% due 08/03/2022	520	520
3.350% due 11/01/2022	674	670
3.370% due 11/17/2023	20	20
3.550% due 10/07/2022	335	334
3.664% due 09/08/2024	1,672	1,584
3.810% due 01/09/2024	723	703
3.815% due 11/02/2027	200	170
4.063% due 11/01/2024	1,400	1,332
4.134% due 08/04/2025	1,495	1,420
4.250% due 09/20/2022	894	894
4.271% due 01/09/2027	2,861	2,572
4.389% due 01/08/2026	1,443	1,333
4.542% due 08/01/2026	1,004	921
4.687% due 06/09/2025	1,665	1,577
4.950% due 05/28/2027	1,004	935
5.125% due 06/16/2025	370	354
5.584% due 03/18/2024	2,184	2,177

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	5,750	5,436

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freedom Mortgage Corp.
6.625% due 01/15/2027	$843	$626
7.625% due 05/01/2026	318	248
8.125% due 11/15/2024	1,993	1,722
8.250% due 04/15/2025	1,929	1,626

Geo Group, Inc.
5.125% due 04/01/2023 (i)	1,286	1,216

Getty Images, Inc.
9.750% due 03/01/2027	1,054	1,003

Global Aircraft Leasing Co. Ltd. (6.500% Cash or 7.250% PIK)
6.500% due 09/15/2024 (b)	150	114

Global Atlantic Fin Co.
4.700% due 10/15/2051 •	2,244	1,805

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	250	237

HAT Holdings LLC
3.375% due 06/15/2026	4,939	4,260

Icahn Enterprises LP
4.750% due 09/15/2024	2,182	2,043
6.250% due 05/15/2026	604	567
6.375% due 12/15/2025	379	359

Intesa Sanpaolo SpA
5.017% due 06/26/2024	6,828	6,521
5.710% due 01/15/2026	623	594

iStar, Inc.
4.250% due 08/01/2025	286	265
4.750% due 10/01/2024	1,046	986

Jefferson Capital Holdings LLC
6.000% due 08/15/2026	1,021	895

KCA Deutag U.K. Finance PLC
9.875% due 12/01/2025 (k)	264	251

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027	771	624
5.250% due 10/01/2025	1,794	1,627

LFS Topco LLC
5.875% due 10/15/2026	1,317	1,042

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	2,871	2,295

MPT Operating Partnership LP
5.250% due 08/01/2026	350	331

Navient Corp.
5.000% due 03/15/2027	360	297
5.500% due 01/25/2023	253	251
5.875% due 10/25/2024	759	699
6.125% due 03/25/2024	3,252	3,089
6.750% due 06/25/2025	846	765
6.750% due 06/15/2026	2,824	2,503
7.250% due 09/25/2023	20	20

Newmark Group, Inc.
6.125% due 11/15/2023	3,673	3,666

NFP Corp.
6.875% due 08/15/2028	786	651

NMI Holdings, Inc.
7.375% due 06/01/2025	1,222	1,200

OneMain Finance Corp.
3.500% due 01/15/2027	20	16
5.625% due 03/15/2023	8,114	8,021
6.125% due 03/15/2024	4,748	4,546
6.875% due 03/15/2025	681	647
7.125% due 03/15/2026	3,112	2,884
8.250% due 10/01/2023	90	90

Oxford Finance LLC
6.375% due 02/01/2027	3,114	2,988

Park Intermediate Holdings LLC
7.500% due 06/01/2025	3,517	3,515

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	5,106	4,458

PRA Group, Inc.
7.375% due 09/01/2025	3,329	3,243

Provident Funding Associates LP
6.375% due 06/15/2025	3,495	3,150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Radian Group, Inc.
4.500% due 10/01/2024	$377	$355
4.875% due 03/15/2027	819	735
6.625% due 03/15/2025	2,094	2,048

RLJ Lodging Trust LP
3.750% due 07/01/2026	2,591	2,250

Rocket Mortgage LLC
2.875% due 10/15/2026	1,502	1,246

SBA Communications Corp.
3.875% due 02/15/2027	10	9

Service Properties Trust
4.750% due 10/01/2026	1,355	989
7.500% due 09/15/2025	2,867	2,630

Sitka Holdings LLC
6.750% due 07/06/2026 •	1,605	1,554

SLM Corp.
3.125% due 11/02/2026	4,887	3,953
4.200% due 10/29/2025	1,127	1,023

Starwood Property Trust, Inc.
3.625% due 07/15/2026	1,311	1,113
3.750% due 12/31/2024	2,389	2,178
4.375% due 01/15/2027	1,672	1,454
4.750% due 03/15/2025	369	341
5.500% due 11/01/2023	1,005	996

United Wholesale Mortgage LLC
5.500% due 11/15/2025	1,100	944

Uniti Group LP
7.875% due 02/15/2025	1,978	1,915

USI, Inc.
6.875% due 05/01/2025	3,389	3,275

VICI Properties LP
3.750% due 02/15/2027	10	9
4.625% due 06/15/2025	2,069	1,972
5.625% due 05/01/2024	3,610	3,572
5.750% due 02/01/2027	807	767

Voyager Aviation Holdings LLC
8.500% due 05/09/2026	1,147	1,027

XHR LP
6.375% due 08/15/2025	1,105	1,067

		177,010

INDUSTRIALS 62.2%

Adient Global Holdings Ltd.
4.875% due 08/15/2026	3,520	3,094

ADT Security Corp.
4.125% due 06/15/2023	770	758

AECOM
5.125% due 03/15/2027	10	9

AerCap Global Aviation Trust
6.500% due 06/15/2045 •	110	101

Air Canada
3.875% due 08/15/2026	3,339	2,831

Albertsons Cos., Inc.
3.250% due 03/15/2026	2,007	1,752
3.500% due 02/15/2023	1,527	1,512
4.625% due 01/15/2027	245	219
7.500% due 03/15/2026	2,948	2,938

Albion Financing 1 SARL
6.125% due 10/15/2026	2,205	1,891

Albion Financing 2 SARL
8.750% due 04/15/2027	330	277

Altice France Holding SA
10.500% due 05/15/2027	1,871	1,574

Altice France SA
8.125% due 02/01/2027	4,510	4,159

AMC Entertainment Holdings, Inc.
10.000% due 06/15/2026 (i)	1,097	731

AMC Networks, Inc.
4.750% due 08/01/2025	4,796	4,477
5.000% due 04/01/2024	1,590	1,543

American Airlines Group, Inc.
3.750% due 03/01/2025 (i)	781	659

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	43

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines, Inc.
5.500% due 04/20/2026	$8,460	$7,802
11.750% due 07/15/2025	4,282	4,446

Antero Resources Corp.
8.375% due 07/15/2026	870	922

Aramark Services, Inc.
5.000% due 04/01/2025	312	299
6.375% due 05/01/2025	2,238	2,194

Arconic Corp.
6.000% due 05/15/2025	1,615	1,579

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	3,653	3,102
5.250% due 04/30/2025	1,089	1,009
5.250% due 08/15/2027	606	434

Artera Services LLC
9.033% due 12/04/2025	4,948	4,000

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	2,611	2,432

At Home Group, Inc.
4.875% due 07/15/2028	358	260
7.125% due 07/15/2029	353	201

ATP Tower Holdings LLC
4.050% due 04/27/2026	3,169	2,624

Avient Corp.
5.250% due 03/15/2023	1,549	1,544
5.750% due 05/15/2025	1,286	1,235

B&G Foods, Inc.
5.250% due 04/01/2025	2,413	2,229

B.C. Unlimited Liability Co.
5.750% due 04/15/2025	609	614

Ball Corp.
4.000% due 11/15/2023	19	19
4.875% due 03/15/2026	370	365
5.250% due 07/01/2025	1,714	1,718

Banijay Entertainment SASU
5.375% due 03/01/2025	1,046	985

Bath & Body Works, Inc.
6.694% due 01/15/2027	1,794	1,680
9.375% due 07/01/2025	1,304	1,325

Bausch Health Americas, Inc.
9.250% due 04/01/2026	2,436	1,748

Bausch Health Cos., Inc.
5.500% due 11/01/2025	989	870
9.000% due 12/15/2025	4,589	3,403

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027	1,990	1,623

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)	618	381

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026	767	693

Berry Global, Inc.
4.500% due 02/15/2026	1,275	1,188

Blackstone Mortgage Trust, Inc.
3.750% due 01/15/2027	10	8

Block, Inc.
2.750% due 06/01/2026	3,315	2,950

Bombardier, Inc.
7.125% due 06/15/2026	5,028	4,162
7.500% due 03/15/2025	3,421	3,101

Boxer Parent Co., Inc.
7.125% due 10/02/2025	2,862	2,744

Brink’s Co.
5.500% due 07/15/2025	1,770	1,706

Buckeye Partners LP
3.950% due 12/01/2026	1,110	973
4.125% due 03/01/2025	805	746
4.150% due 07/01/2023	192	188
4.350% due 10/15/2024	348	328
6.375% due 01/22/2078 •	1,842	1,465

Caesars Entertainment, Inc.
6.250% due 07/01/2025	7,904	7,644

Caesars Resort Collection LLC
5.750% due 07/01/2025	1,087	1,042

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Callon Petroleum Co.
6.125% due 10/01/2024	$2,500	$2,540
9.000% due 04/01/2025	2,500	2,652

Camelot Finance SA
4.500% due 11/01/2026	725	662

Carnival Corp.
7.625% due 03/01/2026	1,770	1,375
10.500% due 02/01/2026	631	629

Carvana Co.
5.625% due 10/01/2025	4,024	3,096

Cascades, Inc.
5.125% due 01/15/2026	661	607

CCO Holdings LLC
4.500% due 08/15/2030	1,015	846
5.500% due 05/01/2026	1,460	1,427

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	981	872

CEC Entertainment LLC
6.750% due 05/01/2026	1,264	1,115

Cedar Fair LP
5.500% due 05/01/2025	1,285	1,250

Centennial Resource Production LLC
5.375% due 01/15/2026	1,125	1,018
6.875% due 04/01/2027	323	307

CGG SA
8.750% due 04/01/2027	1,585	1,351

Change Healthcare Holdings LLC
5.750% due 03/01/2025	3,762	3,671

Chesapeake Energy Corp.
5.500% due 02/01/2026	2,152	2,053

Chobani LLC
7.500% due 04/15/2025 (i)	2,276	2,094

Churchill Downs, Inc.
5.500% due 04/01/2027	2,651	2,522

Cimpress PLC
7.000% due 06/15/2026	4,724	3,770

Cinemark USA, Inc.
5.875% due 03/15/2026	632	565
8.750% due 05/01/2025	871	881

Citgo Holding, Inc.
9.250% due 08/01/2024	265	257

Citgo Petroleum Corp.
7.000% due 06/15/2025	266	258

Clarios Global LP
6.250% due 05/15/2026	753	726
6.750% due 05/15/2025	3,510	3,482

Clarivate Science Holdings Corp.
4.875% due 07/01/2029	300	247

Clear Channel International BV
6.625% due 08/01/2025	900	838

Clearwater Paper Corp.
5.375% due 02/01/2025	537	523

Cleveland-Cliffs, Inc.
6.750% due 03/15/2026	1,798	1,788

CNX Resources Corp.
7.250% due 03/14/2027	1,523	1,495

Cogent Communications Group, Inc.
3.500% due 05/01/2026	1,614	1,488
7.000% due 06/15/2027	2,100	2,014

Colgate Energy Partners LLC
7.750% due 02/15/2026	619	590

CommScope Technologies LLC
5.000% due 03/15/2027	772	572
6.000% due 06/15/2025	2,206	1,912

CommScope, Inc.
6.000% due 03/01/2026	3,113	2,873
8.250% due 03/01/2027	3,160	2,506

Community Health Systems, Inc.
5.625% due 03/15/2027	10	8
8.000% due 03/15/2026	6,739	6,157

Connect Finco SARL
6.750% due 10/01/2026	6,094	5,497

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Consensus Cloud Solutions, Inc.
6.000% due 10/15/2026	$373	$321

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026 (i)	502	236

Coty, Inc.
5.000% due 04/15/2026	5,958	5,469
6.500% due 04/15/2026 (i)	1,621	1,497

Crescent Energy Finance LLC
7.250% due 05/01/2026	284	259

Crown Americas LLC
4.250% due 09/30/2026	605	559
4.750% due 02/01/2026	457	436

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026	2,085	2,138

CSC Holdings LLC
5.250% due 06/01/2024	1,959	1,835
5.500% due 04/15/2027	350	318
5.875% due 09/15/2022	1,322	1,317

CVR Energy, Inc.
5.250% due 02/15/2025	1,897	1,747

Dave & Buster’s, Inc.
7.625% due 11/01/2025	259	256

DCP Midstream Operating LP
3.875% due 03/15/2023	824	818
5.375% due 07/15/2025	737	718
5.850% due 05/21/2043 •	3,538	2,979

Delta Air Lines, Inc.
2.900% due 10/28/2024	2,583	2,392
3.800% due 04/19/2023	621	616
7.375% due 01/15/2026	5,681	5,687

Diamond Foreign Asset Co. (9.000% Cash or 13.000% PIK)
9.000% due 04/22/2027 (b)	157	154

Diamond Offshore Drilling, Inc.
13.000% due 12/21/2026 «(a)	79	79

Diamond Sports Group LLC
5.375% due 08/15/2026 (i)	4,217	1,060

Diebold Nixdorf, Inc.
9.375% due 07/15/2025 (i)	2,737	1,917

DirecTV Financing LLC
5.875% due 08/15/2027	1,805	1,546

DISH DBS Corp.
5.000% due 03/15/2023	887	846
5.250% due 12/01/2026	10,822	8,503
5.875% due 07/15/2022	2,713	2,706
5.875% due 11/15/2024	1,798	1,521
7.750% due 07/01/2026	802	628

DKT Finance ApS
9.375% due 06/17/2023	736	714

Earthstone Energy Holdings LLC
8.000% due 04/15/2027	734	696

Endeavour Mining PLC
5.000% due 10/14/2026	639	521

Endo Dac
5.875% due 10/15/2024	1,493	1,142

EnLink Midstream Partners LP
4.150% due 06/01/2025	2,370	2,211
4.400% due 04/01/2024	293	287
4.850% due 07/15/2026	1,143	1,057

Ensign Drilling, Inc.
9.250% due 04/15/2024 (i)	1,343	1,272

EQM Midstream Partners LP
4.000% due 08/01/2024	386	359
4.125% due 12/01/2026	1,488	1,288
6.000% due 07/01/2025	1,177	1,131
7.500% due 06/01/2027	2,624	2,536

EQT Corp.
6.625% due 02/01/2025	2,505	2,582

Exela Intermediate LLC
11.500% due 07/15/2026	1,688	565

FAGE International SA
5.625% due 08/15/2026	1,989	1,698

Fair Isaac Corp.
5.250% due 05/15/2026	390	388

44	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FMG Resources Pty. Ltd.
5.125% due 05/15/2024	$280	$273

Freeport-McMoRan, Inc.
3.875% due 03/15/2023	381	380

Gannett Holdings LLC
6.000% due 11/01/2026	828	695

Garda World Security Corp.
4.625% due 02/15/2027	1,149	990

Gates Global LLC
6.250% due 01/15/2026	4,705	4,370

GFL Environmental, Inc.
3.750% due 08/01/2025	3,028	2,814
4.250% due 06/01/2025	655	619
5.125% due 12/15/2026	319	306

Global Medical Response, Inc.
6.500% due 10/01/2025	1,538	1,372

goeasy Ltd.
4.375% due 05/01/2026	1,712	1,454
5.375% due 12/01/2024	2,121	1,950

Golden Entertainment, Inc.
7.625% due 04/15/2026	561	556

Goodyear Tire & Rubber Co.
9.500% due 05/31/2025	289	299

Graphic Packaging International LLC
4.875% due 11/15/2022	267	268

Gray Television, Inc.
5.875% due 07/15/2026	950	889

Gulfport Energy Corp.
8.000% due 05/17/2026	789	778

H-Food Holdings LLC
8.500% due 06/01/2026	2,277	1,597

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026	2,147	2,044

Hanesbrands, Inc.
4.625% due 05/15/2024	2,616	2,566
4.875% due 05/15/2026	795	738

Harbour Energy PLC
5.500% due 10/15/2026	2,164	1,949

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	616	554

HCA, Inc.
3.125% due 03/15/2027	290	264
5.375% due 02/01/2025	836	834
5.375% due 09/01/2026	273	271
5.875% due 02/15/2026	291	293
7.690% due 06/15/2025	10	11

Hertz Corp.
4.625% due 12/01/2026	2,370	1,984

Hess Midstream Operations LP
5.625% due 02/15/2026	984	939

Hexcel Corp.
4.200% due 02/15/2027	213	200
4.950% due 08/15/2025	377	369

Hillenbrand, Inc.
5.750% due 06/15/2025	208	213

Hilton Domestic Operating Co., Inc.
5.375% due 05/01/2025	2,809	2,760

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027	859	741

Howmet Aerospace, Inc.
5.125% due 10/01/2024	160	159
5.900% due 02/01/2027	1,048	1,034
6.875% due 05/01/2025	1,046	1,076

Hudbay Minerals, Inc.
4.500% due 04/01/2026	1,429	1,198

iHeartCommunications, Inc.
6.375% due 05/01/2026	1,350	1,253
8.375% due 05/01/2027	1,350	1,076

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	891	767

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	2,244	2,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INEOS Quattro Finance 2 PLC
3.375% due 01/15/2026	$2,954	$2,486

Intelsat Jackson Holdings SA
6.500% due 03/15/2030	2,638	2,183

International Game Technology PLC
4.125% due 04/15/2026	565	512
6.500% due 02/15/2025	3,142	3,132

IQVIA, Inc.
5.000% due 10/15/2026	3,765	3,596
5.000% due 05/15/2027	350	332

IRB Holding Corp.
7.000% due 06/15/2025	2,375	2,328

Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023 (i)	2,267	2,202
7.750% due 10/15/2025	2,607	2,418

JELD-WEN, Inc.
4.625% due 12/15/2025	1,964	1,672
6.250% due 05/15/2025	261	251

KAR Auction Services, Inc.
5.125% due 06/01/2025	3,573	3,405

KB Home
7.500% due 09/15/2022	2,059	2,082
7.625% due 05/15/2023	285	289

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026	2,729	2,337

LABL, Inc.
6.750% due 07/15/2026	3,132	2,825

Laredo Petroleum, Inc.
9.500% due 01/15/2025	287	285

Legacy LifePoint Health LLC
4.375% due 02/15/2027	10	9
6.750% due 04/15/2025	2,569	2,487

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	2,211	1,856

Life Time, Inc.
5.750% due 01/15/2026	1,096	986

Ligado Networks LLC (15.500% PIK)
15.500% due 11/01/2023 (b)	7,984	4,145

Ligado Networks LLC (17.500% PIK)
17.500% due 05/01/2024 (b)	638	189

Lindblad Expeditions LLC
6.750% due 02/15/2027	1,192	1,024

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	1,092	1,045
5.625% due 03/15/2026	1,431	1,361
6.500% due 05/15/2027	2,624	2,586

LSF9 Atlantis Holdings LLC
7.750% due 02/15/2026	1,823	1,546

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	354	334

Manitowoc Co., Inc.
9.000% due 04/01/2026	2,463	2,297

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025	2,065	2,047

Mattel, Inc.
3.150% due 03/15/2023 (i)	1,238	1,223
3.375% due 04/01/2026	298	274

Matthews International Corp.
5.250% due 12/01/2025	290	268

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	5,340	5,110
7.250% due 04/15/2025	2,426	2,121

Mclaren Finance PLC
7.500% due 08/01/2026	2,549	1,901

MEG Energy Corp.
7.125% due 02/01/2027	3,715	3,750

Mercer International, Inc.
5.500% due 01/15/2026	40	39

Merlin Entertainments Ltd.
5.750% due 06/15/2026	623	569

MGM China Holdings Ltd.
5.375% due 05/15/2024	787	672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM Resorts International
4.625% due 09/01/2026	$1,455	$1,293
5.500% due 04/15/2027	450	404
5.750% due 06/15/2025	856	817
6.000% due 03/15/2023	396	396
6.750% due 05/01/2025	3,333	3,276

Millennium Escrow Corp.
6.625% due 08/01/2026	1,881	1,521

Mineral Resources Ltd.
8.125% due 05/01/2027	350	342

Mohegan Gaming & Entertainment
8.000% due 02/01/2026	1,332	1,136

MoneyGram International, Inc.
5.375% due 08/01/2026	1,426	1,360

Moss Creek Resources Holdings, Inc.
7.500% due 01/15/2026	708	634

Nabors Industries Ltd.
7.250% due 01/15/2026	1,813	1,610

Nabors Industries, Inc.
5.750% due 02/01/2025	3,338	2,948
7.375% due 05/15/2027	200	190
9.000% due 02/01/2025	1,028	1,024

NCL Corp. Ltd.
3.625% due 12/15/2024	3,209	2,674
5.875% due 03/15/2026	4,761	3,751
5.875% due 02/15/2027	1,286	1,102

New Fortress Energy, Inc.
6.500% due 09/30/2026	10	9
6.750% due 09/15/2025	666	631

Newell Brands, Inc.
4.100% due 04/01/2023	2,885	2,864
4.450% due 04/01/2026	2,844	2,718
4.875% due 06/01/2025	290	286

NextEra Energy Operating Partners LP
3.875% due 10/15/2026	35	32
4.250% due 07/15/2024	413	396

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025	110	108

Nine Energy Service, Inc.
8.750% due 11/01/2023	468	297

Northriver Midstream Finance LP
5.625% due 02/15/2026	1,240	1,126

Northwest Acquisitions ULC
7.125% due 11/01/2022 ^(c)	2,388	0

NortonLifeLock, Inc.
5.000% due 04/15/2025	671	656

NOVA Chemicals Corp.
4.875% due 06/01/2024	618	589

Novelis Corp.
3.250% due 11/15/2026	2,366	2,004

NuStar Logistics LP
5.750% due 10/01/2025	2,370	2,220
6.000% due 06/01/2026	2,138	2,003

Occidental Petroleum Corp.
2.700% due 02/15/2023	276	272
5.500% due 12/01/2025 (k)	1,614	1,592
5.550% due 03/15/2026	3,757	3,738
5.875% due 09/01/2025	2,911	2,904
6.950% due 07/01/2024	1,713	1,767
8.000% due 07/15/2025	100	105

Oriflame Investment Holding PLC
5.125% due 05/04/2026	280	179

Outfront Media Capital LLC
6.250% due 06/15/2025	1,301	1,236

Owens-Brockway Glass Container, Inc.
5.375% due 01/15/2025	262	247
5.875% due 08/15/2023	2,276	2,256

Pactiv LLC
7.950% due 12/15/2025	3,754	3,327

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	337	257

PDC Energy, Inc.
5.750% due 05/15/2026	2,165	2,024

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	45

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Automotive Group, Inc.
3.500% due 09/01/2025	$573	$538

Perenti Finance Pty. Ltd.
6.500% due 10/07/2025 (i)	540	515

Performance Food Group, Inc.
6.875% due 05/01/2025	1,813	1,807

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026	2,867	2,713

Photo Holdings Merger Sub, Inc.
8.500% due 10/01/2026	4,703	3,558

Picasso Finance Sub, Inc.
6.125% due 06/15/2025	1,466	1,432

Post Holdings, Inc.
5.750% due 03/01/2027	319	309

PRA Health Sciences, Inc.
2.875% due 07/15/2026	287	256

Precision Drilling Corp.
7.125% due 01/15/2026	629	592

Presidio Holdings, Inc.
4.875% due 02/01/2027	808	743

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	2,880	2,467

Prime Security Services Borrower LLC
5.250% due 04/15/2024	3,329	3,260
5.750% due 04/15/2026	2,930	2,738

PTC, Inc.
3.625% due 02/15/2025	443	420

Quebecor Media, Inc.
5.750% due 01/15/2023	3,905	3,917

QVC, Inc.
4.850% due 04/01/2024	631	591

Radiate Holdco LLC
4.500% due 09/15/2026	4,835	4,176

Range Resources Corp.
4.875% due 05/15/2025	1,427	1,394
5.000% due 03/15/2023	4,774	4,746

Rattler Midstream LP
5.625% due 07/15/2025	986	987

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026	4,264	4,155

Resolute Forest Products, Inc.
4.875% due 03/01/2026 (i)	2,017	1,828

Revlon Consumer Products Corp.
6.250% due 08/01/2024	775	64

Ritchie Bros Auctioneers, Inc.
5.375% due 01/15/2025	10	10

Rite Aid Corp.
7.500% due 07/01/2025	2,245	1,822
8.000% due 11/15/2026	2,084	1,624

Rockies Express Pipeline LLC
3.600% due 05/15/2025	300	272

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023	2,132	2,097

Rolls-Royce PLC
3.625% due 10/14/2025	3,516	3,139
5.750% due 10/15/2027	780	705

Royal Caribbean Cruises Ltd.
5.375% due 07/15/2027	2,626	1,915
9.125% due 06/15/2023	1,597	1,583
10.875% due 06/01/2023	6,631	6,669
11.500% due 06/01/2025	1,438	1,481

RP Escrow Issuer LLC
5.250% due 12/15/2025	1,802	1,560

Sabre Global, Inc.
7.375% due 09/01/2025	2,631	2,445
9.250% due 04/15/2025	4,965	4,794

Scientific Games International, Inc.
8.625% due 07/01/2025	4,131	4,241

SCIL LLC
5.375% due 11/01/2026	984	789

Seagate HDD Cayman
4.750% due 06/01/2023	777	771
4.875% due 03/01/2024	1,059	1,047

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sealed Air Corp.
5.125% due 12/01/2024	$285	$283
5.500% due 09/15/2025	283	283

Select Medical Corp.
6.250% due 08/15/2026	2,607	2,439

Sensata Technologies BV
4.875% due 10/15/2023	1,635	1,611
5.000% due 10/01/2025	332	319
5.625% due 11/01/2024	1,027	1,015

Shift4 Payments LLC
4.625% due 11/01/2026	946	839

Sigma Holdco BV
7.875% due 05/15/2026 (i)	2,306	1,313

Sinclair Television Group, Inc.
5.125% due 02/15/2027	296	250

Sirius XM Radio, Inc.
3.125% due 09/01/2026	2,108	1,886

Six Flags Entertainment Corp.
4.875% due 07/31/2024	3,072	2,925

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025	1,934	1,961

Skillz, Inc.
10.250% due 12/15/2026	381	268

SM Energy Co.
5.625% due 06/01/2025	1,795	1,699
6.625% due 01/15/2027	962	901
6.750% due 09/15/2026	2,358	2,228

Southwestern Energy Co.
5.950% due 01/23/2025	368	364

Spectrum Brands, Inc.
5.750% due 07/15/2025	530	524

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	303	260
3.950% due 06/15/2023	2,825	2,653
5.500% due 01/15/2025	261	242
7.500% due 04/15/2025	3,673	3,422

Standard Industries, Inc.
5.000% due 02/15/2027	1,094	978

Staples, Inc.
7.500% due 04/15/2026	5,117	4,257
10.750% due 04/15/2027	618	410

Stevens Holding Co., Inc.
6.125% due 10/01/2026	424	409

Strathcona Resources Ltd.
6.875% due 08/01/2026	990	902

Sugarhouse HSP Gaming Prop Mezz LP
5.875% due 05/15/2025	1,709	1,574

Summer BC Bidco B LLC
5.500% due 10/31/2026	1,307	1,173

Sunnova Energy Corp.
5.875% due 09/01/2026 (i)	1,242	1,082

Surgery Center Holdings, Inc.
6.750% due 07/01/2025	675	620
10.000% due 04/15/2027	621	602

T-Mobile USA, Inc.
2.250% due 02/15/2026	4,362	3,933
2.625% due 04/15/2026	60	55
5.375% due 04/15/2027	2,796	2,769

Tap Rock Resources LLC
7.000% due 10/01/2026	373	353

Team Health Holdings, Inc.
6.375% due 02/01/2025	3,858	2,700

TEGNA, Inc.
4.750% due 03/15/2026	771	741

Tempo Acquisition LLC
5.750% due 06/01/2025	1,899	1,790

Tenet Healthcare Corp.
4.625% due 07/15/2024	1,155	1,110
4.625% due 09/01/2024	3,267	3,141
4.875% due 01/01/2026	2,496	2,305
6.250% due 02/01/2027	10	9
6.750% due 06/15/2023	9,337	9,616

TransDigm U.K. Holdings PLC
6.875% due 05/15/2026	536	501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TransDigm, Inc.
6.250% due 03/15/2026	$9,430	$9,119
6.375% due 06/15/2026	3,869	3,625
7.500% due 03/15/2027	10	9
8.000% due 12/15/2025	2,269	2,299

Transocean Guardian Ltd.
5.875% due 01/15/2024	1,208	1,118

Transocean Pontus Ltd.
6.125% due 08/01/2025	263	241

Transocean, Inc.
7.250% due 11/01/2025	369	274
7.500% due 01/15/2026	607	435

Travel & Leisure Co.
3.900% due 03/01/2023	20	20
5.650% due 04/01/2024	2,091	2,058
6.000% due 04/01/2027	426	387
6.600% due 10/01/2025	395	384
6.625% due 07/31/2026	2,155	2,047

Trident TPI Holdings, Inc.
6.625% due 11/01/2025	2,620	2,410
9.250% due 08/01/2024	1,372	1,257

Trinity Industries, Inc.
4.550% due 10/01/2024	531	515

Trinseo Materials Operating S.C.A.
5.375% due 09/01/2025	1,357	1,158

TripAdvisor, Inc.
7.000% due 07/15/2025	1,962	1,902

Triumph Group, Inc.
6.250% due 09/15/2024	4,926	4,400
7.750% due 08/15/2025 (i)	2,230	1,720
8.875% due 06/01/2024	629	634

Trivium Packaging Finance BV
5.500% due 08/15/2026	284	269

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026	5,139	4,609

U.S. Foods, Inc.
6.250% due 04/15/2025	5,845	5,843

Uber Technologies, Inc.
7.500% due 05/15/2025	2,273	2,257
7.500% due 09/15/2027	671	651
8.000% due 11/01/2026	619	618

Under Armour, Inc.
3.250% due 06/15/2026	1,455	1,255

United Airlines, Inc.
4.375% due 04/15/2026	6,638	5,873

Univision Communications, Inc.
5.125% due 02/15/2025	3,086	2,910

USA Compression Partners LP
6.875% due 04/01/2026	3,299	3,005

Vail Resorts, Inc.
6.250% due 05/15/2025	2,365	2,366

Vericast Corp.
11.000% due 09/15/2026	5,314	5,117

Veritas U.S., Inc.
7.500% due 09/01/2025	4,414	3,321

Viasat, Inc.
5.625% due 09/15/2025	3,742	3,032

Videotron Ltd.
5.375% due 06/15/2024	537	534

Viking Cruises Ltd.
6.250% due 05/15/2025	1,552	1,310
13.000% due 05/15/2025	3,760	3,858

VOC Escrow Ltd.
5.000% due 02/15/2028	200	161

W&T Offshore, Inc.
9.750% due 11/01/2023	2,072	1,977

Waste Pro USA, Inc.
5.500% due 02/15/2026	2,198	1,955

Weatherford International Ltd.
11.000% due 12/01/2024	292	295

Weir Group PLC
2.200% due 05/13/2026	1,061	934

Wesco Aircraft Holdings, Inc.
9.000% due 11/15/2026 (i)	523	306

46	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 «(b)	$1,840	$1,746

WESCO Distribution, Inc.
7.125% due 06/15/2025	3,979	3,979

Western Digital Corp.
4.750% due 02/15/2026	3,550	3,398

Western Midstream Operating LP
3.600% due 02/01/2025	3,538	3,266
3.950% due 06/01/2025	322	304
4.650% due 07/01/2026	618	583

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)	2,860	2,385

WR Grace Holdings LLC
5.625% due 10/01/2024	261	254

Wynn Las Vegas LLC
4.250% due 05/30/2023	1,865	1,793
5.250% due 05/15/2027	100	86
5.500% due 03/01/2025	4,827	4,426

Wynn Macau Ltd.
4.875% due 10/01/2024	317	236
5.500% due 01/15/2026	400	278
5.625% due 08/26/2028	200	124

Wynn Resorts Finance LLC
7.750% due 04/15/2025	1,098	1,070

Xerox Holdings Corp.
5.000% due 08/15/2025	2,144	1,997

XPO Logistics, Inc.
6.250% due 05/01/2025	757	753

Yum! Brands, Inc.
3.875% due 11/01/2023	1,087	1,083

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	4,974	4,136

ZF North America Capital, Inc.
4.750% due 04/29/2025	3,549	3,284

Ziggo Bond Co. BV
6.000% due 01/15/2027	2,532	2,244

		694,222

UTILITIES 6.7%

AmeriGas Partners LP
5.500% due 05/20/2025	100	94

Antero Midstream Partners LP
5.750% due 03/01/2027	3,432	3,198
7.875% due 05/15/2026	605	605

Blue Racer Midstream LLC
6.625% due 07/15/2026	274	247
7.625% due 12/15/2025	860	814

Calpine Corp.
5.250% due 06/01/2026	1,778	1,692

Crestwood Midstream Partners LP
5.750% due 04/01/2025	1,015	951

CrownRock LP
5.625% due 10/15/2025	3,204	3,020

DPL, Inc.
4.125% due 07/01/2025	467	432

Drax Finco PLC
6.625% due 11/01/2025	1,608	1,571

Electricite de France SA
5.250% due 01/29/2023 •(g)	2,502	2,370
5.625% due 01/22/2024 •(g)	3,381	3,100

Endeavor Energy Resources LP
6.625% due 07/15/2025	2,018	2,031

FirstEnergy Corp.
1.600% due 01/15/2026	319	279
2.050% due 03/01/2025	304	279

FirstEnergy Transmission LLC
4.350% due 01/15/2025	276	272

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Genesis Energy LP
5.625% due 06/15/2024	$672	$631
6.250% due 05/15/2026	731	654
6.500% due 10/01/2025	1,960	1,811
8.000% due 01/15/2027	2,829	2,512

Holly Energy Partners LP
6.375% due 04/15/2027	831	784

Iliad Holding SASU
6.500% due 10/15/2026	4,051	3,653

Koninklijke KPN NV
7.000% due 03/28/2073 •	268	266

Lumen Technologies, Inc.
4.000% due 02/15/2027	1,738	1,475
6.750% due 12/01/2023	10	10
7.500% due 04/01/2024	789	780

NGL Energy Operating LLC
7.500% due 02/01/2026	2,884	2,606

NGL Energy Partners LP
6.125% due 03/01/2025 (i)	371	282

PBF Holding Co. LLC
7.250% due 06/15/2025	628	588
9.250% due 05/15/2025	6,071	6,356

PBF Logistics LP
6.875% due 05/15/2023	1,683	1,660

Qwest Corp.
7.250% due 09/15/2025	263	272

Sprint Communications, Inc.
6.000% due 11/15/2022	2,401	2,419

Sprint Corp.
7.125% due 06/15/2024	2,851	2,935
7.625% due 02/15/2025	848	886
7.625% due 03/01/2026	2,278	2,405
7.875% due 09/15/2023	6,906	7,141

Summit Midstream Holdings LLC
8.500% due 10/15/2026	626	563

Tallgrass Energy Partners LP
6.000% due 03/01/2027	276	247
7.500% due 10/01/2025	3,540	3,432

Telecom Italia SpA
5.303% due 05/30/2024	2,561	2,467

Transocean Phoenix 2 Ltd.
7.750% due 10/15/2024	368	351

Transocean Poseidon Ltd.
6.875% due 02/01/2027	2,016	1,776

Transocean Proteus Ltd.
6.250% due 12/01/2024	379	354

Transocean Sentry Ltd.
5.375% due 05/15/2023	2,278	2,154

Vistra Operations Co. LLC
5.500% due 09/01/2026	1,435	1,358
5.625% due 02/15/2027	808	761

		74,544

Total Corporate Bonds & Notes (Cost $1,057,124)		945,776

	SHARES
COMMON STOCKS 0.4%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc. ‘B’ «(d)	122,615	871

FINANCIALS 0.3%

Intelsat SA «(d)(k)	90,699	2,539

Newco, Inc. «(d)	5,855	460

		2,999

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Bruin Blocker LLC «(d)(k)	182,994	$0

Diamond Offshore Drilling, Inc. (d)	34,561	204

Voyager Aviation Holdings LLC «(d)	530	0

		204

INFORMATION TECHNOLOGY 0.0%

Riverbed Technology, Inc. «(d)(k)	22,812	459

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)	214,645	0

Total Common Stocks (Cost $11,679)		4,533

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	19,758	94

Total Rights (Cost $0)		94

WARRANTS 0.0%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	1,029	0

Intelsat Emergence SA - Exp. 02/17/2027 «	28,334	76

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	8,526	42

Total Warrants (Cost $3,431)		118

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.0%

AGFC Capital Trust
2.794% (US0003M + 1.750%) due 01/15/2067 ~	453,000	248

INDUSTRIALS 0.1%

Voyager Aviation Holdings LLC
9.500% «	3,178	961

Total Preferred Securities (Cost $1,312)		1,209

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.2%

REPURCHASE AGREEMENTS (l) 4.8%
		53,014

U.S. TREASURY BILLS 7.4%
0.804% due 07/05/2022 - 08/09/2022 (e)(f)(o)	$83,000	82,955

Total Short-Term Instruments (Cost $135,978)		135,969

Total Investments in Securities (Cost $1,214,259)		1,091,945

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	47

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

MUTUAL FUNDS 1.1%

PIMCO Government Money Market Fund
1.450% (h)(i)(j)	12,398,576	$12,399

Total Short-Term Instruments (Cost $12,399)		12,399

Total Investments in Affiliates (Cost $12,399)		12,399

Total Investments 99.0% (Cost $1,226,658)		$1,104,344

Financial Derivative Instruments (m)(n) (0.1)% (Cost or Premiums, net $2,324)		(980)

Other Assets and Liabilities, net 1.1%		12,442

Net Assets 100.0%		$1,115,806

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.
(i)

Securities with an aggregate market value of $15,098 were out on loan in exchange for $15,399 of cash collateral as of June 30, 2022. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(j)	Coupon represents a 7-Day Yield.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bruin Blocker LLC	04/20/2021	$0	$0	0.00%
Intelsat SA	10/02/2018 - 02/23/2022	6,884	2,539	0.23
KCA Deutag U.K. Finance PLC 9.875% due 12/01/2025	12/21/2020	273	251	0.02
Occidental Petroleum Corp. 5.500% due 12/01/2025	07/22/2021 - 12/28/2021	1,760	1,592	0.14
Riverbed Technology, Inc.	04/24/2018 - 12/07/2021	1,634	459	0.04

		$10,551	$4,841	0.43%

48	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$6,314	U.S. Treasury Notes 2.875% due 06/15/2025	$(6,440)	$6,314	$6,314
MBC	1.490	06/30/2022	07/01/2022	46,700	U.S. Treasury Notes 0.875% due 01/31/2024	(48,216)	46,700	46,702

Total Repurchase Agreements						$(54,656)	$53,014	$53,016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$6,314	$0	$0	$0	$6,314	$(6,440)	$(126)
MBC	46,702	0	0	0	46,702	(48,216)	(1,514)

Master Securities Lending Agreement
BCY	0	0	0	1,327	1,327	(1,351)	(24)
BMO	0	0	0	194	194	(198)	(4)
FOB	0	0	0	1,897	1,897	(1,935)	(38)
GSC	0	0	0	11,680	11,680	(11,915)	(235)

Total Borrowings and Other Financing Transactions	$53,016	$0	$0	$15,098

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$15,399	$0	$0	$0	$15,399

Total Borrowings	$15,399	$0	$0	$0	$15,399

Payable for securities on loan - cash collateral					$15,399

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(439) at a weighted average interest rate of (0.559%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2022	247	$27,726	$(89)	$174	$0

Total Futures Contracts				$(89)	$174	$0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	49

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-38 5-Year Index	5.000%	Quarterly	06/20/2027	$74,646	$2,367	$(4,443)	$(2,076)	$0	$(97)

Total Swap Agreements					$2,367	$(4,443)	$(2,076)	$0	$(97)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$174	$0	$174	$0	$0		$(97)	$(97)

Cash of $8,875 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	$7,000	$(8)	$(301)	$0	$(309)

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	8,900	(11)	(60)	0	(71)

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	21,500	(24)	(653)	0	(677)

Total Swap Agreements								$(43)	$(1,014)	$0	$(1,057)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$0	$(309)	$(309)	$(309)	$326	$17
JPM	0	0	0	0	0	0	(71)	(71)	(71)	0	(71)
MYC	0	0	0	0	0	0	(677)	(677)	(677)	621	(56)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(1,057)	$(1,057)

(o)

Securities with an aggregate market value of $947 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

50	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$174	$174

Over the counter
Swap Agreements	$0	$0	$0	$0	$0	$0

	$0	$0	$0	$0	$174	$174

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$97	$0	$0	$0	$97

Over the counter
Swap Agreements	$0	$0	$0	$0	$1,057	$1,057

	$0	$97	$0	$0	$1,057	$1,154

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,548	$1,548
Swap Agreements	0	(1,938)	0	0	(12)	(1,950)

	$0	$(1,938)	$0	$0	$1,536	$(402)

Over the counter
Swap Agreements	$0	$3	$0	$0	$(3,336)	$(3,333)

	$0	$(1,935)	$0	$0	$(1,800)	$(3,735)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(112)	$(112)
Swap Agreements	0	(5,516)	0	0	0	(5,516)

	$0	$(5,516)	$0	$0	$(112)	$(5,628)

Over the counter
Swap Agreements	$0	$0	$0	$0	$(2,033)	$(2,033)

	$0	$(5,516)	$0	$0	$(2,145)	$(7,661)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	51

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,583	$663	$4,246
Corporate Bonds & Notes
Banking & Finance	0	177,010	0	177,010
Industrials	0	692,397	1,825	694,222
Utilities	0	74,544	0	74,544
Common Stocks
Communication Services	0	0	871	871
Financials	0	0	2,999	2,999
Industrials	0	204	0	204
Information Technology	0	0	459	459
Rights
Financials	0	0	94	94
Warrants
Financials	0	0	118	118
Preferred Securities
Banking & Finance	0	248	0	248
Industrials	0	0	961	961
Short-Term Instruments
Repurchase Agreements	0	53,014	0	53,014
U.S. Treasury Bills	0	82,955	0	82,955

	$0	$1,083,955	$7,990	$1,091,945

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$12,399	$0	$0	$12,399

Total Investments	$12,399	$1,083,955	$7,990	$1,104,344

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	174	0	174

	$0	$174	$0	$174

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(97)	0	(97)
Over the counter	0	(1,057)	0	(1,057

	$0	$(1,154)	$0	$(1,154)

Total Financial Derivative Instruments	$0	$(980)	$0	$(980)

Totals	$12,399	$1,082,975	$7,990	$1,103,364

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

52	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.8%

CORPORATE BONDS & NOTES 85.5%

BANKING & FINANCE 30.7%

AerCap Ireland Capital DAC
2.450% due 10/29/2026	$286	$249
3.300% due 01/30/2032	168	135
3.400% due 10/29/2033	146	115
4.450% due 10/01/2025	396	383

AIB Group PLC
4.750% due 10/12/2023	404	405

Aircastle Ltd.
4.250% due 06/15/2026	10	9

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	613	462

Alleghany Corp.
3.250% due 08/15/2051	1,176	857

Ally Financial, Inc.
1.450% due 10/02/2023	418	404
3.875% due 05/21/2024	40	40
5.800% due 05/01/2025	138	141

American Express Co.
4.050% due 12/03/2042	123	113

American International Group, Inc.
3.900% due 04/01/2026	291	286

American Tower Corp.
1.450% due 09/15/2026	100	88
2.100% due 06/15/2030	1,067	856
2.300% due 09/15/2031	100	79
2.400% due 03/15/2025	1,416	1,340
2.750% due 01/15/2027	860	787
2.900% due 01/15/2030	1,810	1,551
2.950% due 01/15/2051	1,214	824
3.125% due 01/15/2027	541	503
3.375% due 10/15/2026	794	751
3.500% due 01/31/2023	1,274	1,274
3.600% due 01/15/2028	671	628

ANZ New Zealand International Ltd.
1.250% due 06/22/2026	136	122

Aon Corp.
2.800% due 05/15/2030	277	242
2.900% due 08/23/2051	627	436

Arch Capital Group Ltd.
3.635% due 06/30/2050	142	111

Ares Capital Corp.
2.875% due 06/15/2027	413	345
2.875% due 06/15/2028	10	8

Athene Global Funding
1.608% due 06/29/2026	139	121
2.673% due 06/07/2031	10	8

Athene Holding Ltd.
4.125% due 01/12/2028	295	278

Australia & New Zealand Banking Group Ltd.
2.570% due 11/25/2035 •(e)	444	353
2.950% due 07/22/2030 •	126	119

Aviation Capital Group LLC
1.950% due 01/30/2026	139	121

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026	45	39
2.528% due 11/18/2027	381	311
2.875% due 02/15/2025	2,289	2,108
5.500% due 01/15/2026	889	864

Banco de Credito e Inversiones SA
3.500% due 10/12/2027	1,371	1,290

Banco Santander Chile
2.700% due 01/10/2025	125	120

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	195	195
5.375% due 04/17/2025	181	182

Bank of America Corp.
1.530% due 12/06/2025 •	778	725
2.572% due 10/20/2032 •	3,850	3,180
3.384% due 04/02/2026 •	888	862

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.419% due 12/20/2028 •	$1,644	$1,532
3.458% due 03/15/2025 •	1,874	1,849
3.500% due 04/19/2026	1,539	1,502
4.000% due 04/01/2024	641	646
4.083% due 03/20/2051 •	2,079	1,797
4.271% due 07/23/2029 •	1,634	1,572
7.750% due 05/14/2038	176	217

Bank of New Zealand
1.000% due 03/03/2026	110	98

Barclays PLC
4.375% due 01/12/2026	3,111	3,084

Berkshire Hathaway Finance Corp.
2.850% due 10/15/2050	181	131
3.850% due 03/15/2052	888	762
4.200% due 08/15/2048	218	200
4.250% due 01/15/2049	280	259
5.750% due 01/15/2040	1,036	1,143

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	1,019	974

Blackstone Secured Lending Fund
2.750% due 09/16/2026	294	257
3.625% due 01/15/2026	128	117

Block Financial LLC
3.875% due 08/15/2030	238	214

Blue Owl Finance LLC
3.125% due 06/10/2031	419	324
4.125% due 10/07/2051	401	267

BNP Paribas SA
1.323% due 01/13/2027 •	230	204
2.591% due 01/20/2028 •	715	644
3.132% due 01/20/2033 •	313	262
4.400% due 08/14/2028	1,239	1,187

Boston Properties LP
2.550% due 04/01/2032	10	8
3.250% due 01/30/2031	10	9
3.400% due 06/21/2029	10	9

BPCE SA
4.500% due 03/15/2025	210	207
4.625% due 09/12/2028	185	179

Brookfield Finance, Inc.
3.625% due 02/15/2052	418	309
3.900% due 01/25/2028	498	476
4.850% due 03/29/2029	1,740	1,725

Brown & Brown, Inc.
2.375% due 03/15/2031	146	116
4.950% due 03/17/2052	100	88

Camden Property Trust
2.800% due 05/15/2030	10	9

Cboe Global Markets, Inc.
3.650% due 01/12/2027	350	342

Charles Schwab Corp.
1.650% due 03/11/2031	419	336
1.950% due 12/01/2031	172	139
2.000% due 03/20/2028	10	9
2.300% due 05/13/2031	10	8
2.900% due 03/03/2032	100	88

China Cinda Finance Ltd.
4.250% due 04/23/2025	287	287

Chubb INA Holdings, Inc.
4.350% due 11/03/2045	251	237

Citigroup, Inc.
2.561% due 05/01/2032 •(f)	1,874	1,545
2.572% due 06/03/2031 •(f)	675	568
2.666% due 01/29/2031 •	10	8
3.057% due 01/25/2033 •(f)	176	149
3.106% due 04/08/2026 •	10	10
3.400% due 05/01/2026	781	756
3.668% due 07/24/2028 •	10	9
3.700% due 01/12/2026	433	425
3.887% due 01/10/2028 •	603	580

Citizens Financial Group, Inc.
3.250% due 04/30/2030	10	9

Commonwealth Bank of Australia
2.688% due 03/11/2031 (e)	418	341
3.743% due 09/12/2039 (e)	274	224

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corebridge Financial, Inc.
3.500% due 04/04/2025	$272	$265
3.650% due 04/05/2027	272	256
3.850% due 04/05/2029	182	168
3.900% due 04/05/2032	182	163
4.400% due 04/05/2052	100	84

Credit Suisse AG
1.250% due 08/07/2026	454	397

Credit Suisse Group AG
1.305% due 02/02/2027 •	141	121
2.193% due 06/05/2026 •	792	719
3.800% due 06/09/2023	1,600	1,586
4.194% due 04/01/2031 •	60	53
4.875% due 05/15/2045	898	765

Crown Castle International Corp.
1.350% due 07/15/2025	23	21
2.100% due 04/01/2031	20	16
2.250% due 01/15/2031	1,227	996
2.500% due 07/15/2031	10	8
2.900% due 03/15/2027	180	166
2.900% due 04/01/2041	172	124
3.100% due 11/15/2029	1,036	916
3.300% due 07/01/2030	100	88
4.300% due 02/15/2029	244	235
4.450% due 02/15/2026	1,431	1,418

Danske Bank AS
3.244% due 12/20/2025 •	165	157
5.375% due 01/12/2024	342	345

Deutsche Bank AG
2.129% due 11/24/2026 •(f)	230	205
2.222% due 09/18/2024 •	181	175
4.100% due 01/13/2026	1,261	1,239

Digital Realty Trust LP
3.600% due 07/01/2029	10	9

Discover Bank
4.650% due 09/13/2028	814	784

DNB Bank ASA
1.535% due 05/25/2027 •	373	333

Duke Realty LP
4.000% due 09/15/2028	1,315	1,276

Enstar Group Ltd.
3.100% due 09/01/2031	652	521

Equinix, Inc.
1.450% due 05/15/2026	10	9
2.150% due 07/15/2030	419	339
2.625% due 11/18/2024	50	48
3.000% due 07/15/2050	1,164	799
3.200% due 11/18/2029	152	135

Equitable Holdings, Inc.
5.000% due 04/20/2048	611	566

Essex Portfolio LP
2.650% due 03/15/2032	1,738	1,445

Extra Space Storage LP
2.350% due 03/15/2032	1,842	1,462

F&G Global Funding
1.750% due 06/30/2026	135	120
2.300% due 04/11/2027	715	639

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	902	897

Fidelity National Financial, Inc.
2.450% due 03/15/2031	10	8
3.200% due 09/17/2051	454	286
3.400% due 06/15/2030	136	119

First Republic Bank
4.375% due 08/01/2046	165	147

FS KKR Capital Corp.
1.650% due 10/12/2024	236	210
3.125% due 10/12/2028	236	188
3.400% due 01/15/2026	418	371

GA Global Funding Trust
0.800% due 09/13/2024	134	123
1.950% due 09/15/2028	230	195
2.250% due 01/06/2027	715	640

GATX Corp.
4.700% due 04/01/2029	1,054	1,040

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	53

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
1.050% due 03/08/2024	$267	$253
1.250% due 01/08/2026	389	343
1.500% due 06/10/2026	10	9
2.350% due 01/08/2031	150	116
2.750% due 06/20/2025	10	9
4.150% due 06/19/2023	10	10
5.100% due 01/17/2024	10	10

Global Atlantic Fin Co.
3.125% due 06/15/2031	100	80

Globe Life, Inc.
4.800% due 06/15/2032	100	98

GLP Capital LP
3.250% due 01/15/2032	100	80
4.000% due 01/15/2030	1,012	888
4.000% due 01/15/2031	230	199
5.300% due 01/15/2029	1,070	1,024

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •	267	237
1.948% due 10/21/2027 •	1,871	1,657
1.992% due 01/27/2032 •	713	564
2.600% due 02/07/2030	10	9
2.615% due 04/22/2032 •	1,874	1,558
2.640% due 02/24/2028 •	418	380
3.102% due 02/24/2033 •	418	357
3.800% due 03/15/2030	10	9
6.750% due 10/01/2037	1,194	1,324

Guardian Life Global Funding
1.625% due 09/16/2028	759	633

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	165	149

Highwoods Realty LP
3.050% due 02/15/2030	1,758	1,515

HSBC Holdings PLC
1.589% due 05/24/2027 •	172	151
2.206% due 08/17/2029 •	142	119
2.357% due 08/18/2031 •	146	118
3.900% due 05/25/2026	1,499	1,468
3.973% due 05/22/2030 •	277	255
4.300% due 03/08/2026	1,373	1,361
4.583% due 06/19/2029 •	925	893

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	852	1,082

Intercontinental Exchange, Inc.
4.600% due 03/15/2033	294	293
4.950% due 06/15/2052	100	98
5.200% due 06/15/2062	100	100

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031	541	417

Jackson National Life Global Funding
1.750% due 01/12/2025	172	162

JPMorgan Chase & Co.
1.045% due 11/19/2026 •	100	89
1.470% due 09/22/2027 •	1,891	1,660
1.764% due 11/19/2031 •	230	182
2.005% due 03/13/2026 •	603	565
2.580% due 04/22/2032 •	3,850	3,243
2.947% due 02/24/2028 •	864	801
2.950% due 10/01/2026	1,468	1,398
2.963% due 01/25/2033 •	325	279
3.509% due 01/23/2029 •	603	565
4.080% due 04/26/2026 •	469	464
4.323% due 04/26/2028 •	469	462
4.565% due 06/14/2030 •	400	393
4.586% due 04/26/2033 •	100	98
4.850% due 02/01/2044	1,475	1,417
5.400% due 01/06/2042	180	184

Kilroy Realty LP
2.650% due 11/15/2033	100	78

Kimco Realty Corp.
2.250% due 12/01/2031	816	657

KKR Group Finance Co. LLC
3.250% due 12/15/2051	307	218

Lazard Group LLC
3.750% due 02/13/2025	2,248	2,207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Liberty Mutual Group, Inc.
3.951% due 10/15/2050	$556	$423
5.500% due 06/15/2052	970	920

Lloyds Banking Group PLC
2.907% due 11/07/2023 •	2,318	2,310
3.750% due 01/11/2027	1,378	1,331

LSEGA Financing PLC
2.000% due 04/06/2028	343	301

Macquarie Group Ltd.
1.935% due 04/14/2028 •	1,532	1,321

Manulife Financial Corp.
4.150% due 03/04/2026	397	392

Marsh & McLennan Cos., Inc.
2.375% due 12/15/2031	100	84
2.900% due 12/15/2051	100	70
3.750% due 03/14/2026	203	201
4.350% due 01/30/2047	126	114

MET Tower Global Funding
1.250% due 09/14/2026	975	866

MetLife, Inc.
9.250% due 04/08/2068	235	277

Metropolitan Life Global Funding
1.875% due 01/11/2027	1,594	1,445

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030	2,428	1,982
2.309% due 07/20/2032 •	172	140
2.341% due 01/19/2028 •	783	706
2.559% due 02/25/2030	603	517
2.852% due 01/19/2033 •	783	664
3.195% due 07/18/2029	603	545
3.751% due 07/18/2039	120	104
3.850% due 03/01/2026	385	378

Mizuho Financial Group, Inc.
2.564% due 09/13/2031	172	137

Morgan Stanley
1.512% due 07/20/2027 •	172	151
1.928% due 04/28/2032 •	1,874	1,488
2.630% due 02/18/2026 •	426	407
3.217% due 04/22/2042 •	230	181
3.620% due 04/17/2025 •	469	463
3.622% due 04/01/2031 •	556	511
4.210% due 04/20/2028 •	469	459
4.350% due 09/08/2026	539	535
5.297% due 04/20/2037 •	186	180

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028	2,318	2,322

Nasdaq, Inc.
3.950% due 03/07/2052	100	82

National Australia Bank Ltd.
2.990% due 05/21/2031 (e)	100	84

Nationwide Building Society
3.960% due 07/18/2030 •	1,678	1,559

Nationwide Mutual Insurance Co.
4.350% due 04/30/2050	414	345

Natwest Group PLC
4.892% due 05/18/2029 •	1,485	1,441

New York Life Global Funding
2.350% due 07/14/2026	100	95

New York Life Insurance Co.
3.750% due 05/15/2050	135	111
4.450% due 05/15/2069	180	155
6.750% due 11/15/2039	776	911

Nippon Life Insurance Co.
2.900% due 09/16/2051 •	539	437
3.400% due 01/23/2050 •	1,013	880
5.100% due 10/16/2044 •	275	273

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024	100	92
1.850% due 09/16/2026	125	105
2.000% due 03/09/2026	138	120
2.450% due 09/15/2028	100	81

Nomura Holdings, Inc.
2.329% due 01/22/2027	646	573
2.648% due 01/16/2025	1,391	1,329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NTT Finance Corp.
1.162% due 04/03/2026	$120	$108

Nuveen Finance LLC
4.125% due 11/01/2024	1,386	1,377

Oversea-Chinese Banking Corp. Ltd.
1.832% due 09/10/2030 •(e)	290	268

Owl Rock Capital Corp.
2.875% due 06/11/2028	160	126
3.400% due 07/15/2026	126	111
4.250% due 01/15/2026	10	9

Pacific Life Global Funding II
1.600% due 09/21/2028	392	328

PNC Bank N.A.
3.800% due 07/25/2023	1,437	1,441

Principal Life Global Funding
1.375% due 01/10/2025	1,594	1,488
3.000% due 04/18/2026	775	740

Progressive Corp.
3.000% due 03/15/2032	180	161
3.700% due 03/15/2052	100	84

Protective Life Global Funding
1.303% due 09/20/2026	759	677
1.646% due 01/13/2025	783	739

Prudential Financial, Inc.
3.000% due 03/10/2040	180	146
3.905% due 12/07/2047	135	117

Prudential PLC
3.125% due 04/14/2030	244	225
3.625% due 03/24/2032	888	824

Realty Income Corp.
3.250% due 01/15/2031	132	120
3.400% due 01/15/2028	172	163

Regency Centers LP
2.950% due 09/15/2029	1,067	939

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	904	891

Reliance Standard Life Global Funding
1.512% due 09/28/2026	165	146

Rexford Industrial Realty LP
2.150% due 09/01/2031	635	499

Sabra Health Care LP
3.200% due 12/01/2031	302	240

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	244	216
4.500% due 07/17/2025	1,033	1,024

Santander U.K. Group Holdings PLC
1.673% due 06/14/2027 •	138	121

SMBC Aviation Capital Finance DAC
1.900% due 10/15/2026	775	659

Societe Generale SA
1.488% due 12/14/2026 •	1,720	1,520
1.792% due 06/09/2027 •	105	92
2.797% due 01/19/2028 •	783	700
3.337% due 01/21/2033 •	783	642
4.250% due 04/14/2025	302	296

Spirit Realty LP
3.400% due 01/15/2030	904	784
4.450% due 09/15/2026	769	758

Standard Chartered PLC
2.819% due 01/30/2026 •	1,496	1,418
4.644% due 04/01/2031 •	2,005	1,913

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	137	119

Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •	180	183

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031	777	629
2.472% due 01/14/2029	482	420
2.750% due 01/15/2030	2,204	1,919

SVB Financial Group
1.800% due 02/02/2031	1	1

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	135	120

54	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Synchrony Financial
2.875% due 10/28/2031	$301	$228
5.150% due 03/19/2029	122	114

Truist Financial Corp.
1.125% due 08/03/2027	15	13

UBS Group AG
4.125% due 09/24/2025	1,120	1,113

UDR, Inc.
2.100% due 08/01/2032	603	470
3.000% due 08/15/2031	100	86

UniCredit SpA
1.982% due 06/03/2027 •	140	121
3.127% due 06/03/2032 •	145	113

VICI Properties LP
4.625% due 12/01/2029	1,458	1,306

Visa, Inc.
1.900% due 04/15/2027	155	143
2.700% due 04/15/2040	172	139

WEA Finance LLC
3.750% due 09/17/2024	1,422	1,373

Wells Fargo & Co.
3.526% due 03/24/2028 •	538	510
3.900% due 05/01/2045	483	407
3.908% due 04/25/2026 •	934	920
4.150% due 01/24/2029	815	789
4.400% due 06/14/2046	153	134
4.611% due 04/25/2053 •	469	435
5.013% due 04/04/2051 •	1,671	1,643

Welltower, Inc.
4.250% due 04/15/2028	1,310	1,272

Westpac Banking Corp.
2.894% due 02/04/2030 •(e)	10	9
2.963% due 11/16/2040 (e)	158	115

Willis North America, Inc.
4.650% due 06/15/2027	1,943	1,913

		178,715

INDUSTRIALS 42.2%

7-Eleven, Inc.
0.800% due 02/10/2024	10	9
0.950% due 02/10/2026	418	369
1.300% due 02/10/2028	20	17

Abbott Laboratories
1.400% due 06/30/2030	181	151

AbbVie, Inc.
2.950% due 11/21/2026	415	394
3.200% due 05/14/2026	25	24
3.850% due 06/15/2024	180	180
4.050% due 11/21/2039	174	155
4.550% due 03/15/2035	145	141
4.700% due 05/14/2045	2,428	2,291

Activision Blizzard, Inc.
1.350% due 09/15/2030	10	8

Aetna, Inc.
3.875% due 08/15/2047	743	615

Agilent Technologies, Inc.
2.300% due 03/12/2031	10	8

Alcon Finance Corp.
2.600% due 05/27/2030	418	356

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	190	189
3.400% due 12/06/2027	1,304	1,247
3.600% due 11/28/2024	1,518	1,509

Alphabet, Inc.
0.450% due 08/15/2025	424	390
2.050% due 08/15/2050	155	104

Amazon.com, Inc.
2.100% due 05/12/2031	287	246
2.700% due 06/03/2060	310	211
3.100% due 05/12/2051	140	110
3.250% due 05/12/2061	143	109
3.875% due 08/22/2037	1,974	1,875

Amcor Flexibles North America, Inc.
2.690% due 05/25/2031	40	33

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Amgen, Inc.
3.000% due 02/22/2029	$100	$92
3.150% due 02/21/2040	1,367	1,083
3.200% due 11/02/2027	503	479
3.625% due 05/22/2024	909	908
4.200% due 02/22/2052	100	88
4.400% due 05/01/2045	418	378
4.400% due 02/22/2062	180	157
4.663% due 06/15/2051	220	206
4.950% due 10/01/2041	513	498

Amphenol Corp.
2.800% due 02/15/2030	168	147

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030	775	639

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	230	221
4.900% due 02/01/2046	2,431	2,289

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050	180	162
5.450% due 01/23/2039	180	183
5.800% due 01/23/2059	180	188

Apache Corp.
5.100% due 09/01/2040	77	65

Apple, Inc.
1.200% due 02/08/2028	10	9
1.650% due 05/11/2030	1,060	899
2.200% due 09/11/2029	10	9
2.375% due 02/08/2041	120	92
2.800% due 02/08/2061	10	7
2.850% due 08/05/2061	172	125
3.250% due 02/23/2026	2,649	2,635
3.450% due 05/06/2024	195	196
3.850% due 08/04/2046	343	315
4.650% due 02/23/2046	929	959

Astrazeneca Finance LLC
2.250% due 05/28/2031	10	9

AstraZeneca PLC
1.375% due 08/06/2030	168	138
4.000% due 01/17/2029	1,011	1,008
6.450% due 09/15/2037	1,840	2,213

Automatic Data Processing, Inc.
1.250% due 09/01/2030	287	235

Bacardi Ltd.
2.750% due 07/15/2026	100	92

BAE Systems PLC
1.900% due 02/15/2031	181	146
3.400% due 04/15/2030	419	383

Baker Hughes Holdings LLC
3.138% due 11/07/2029	290	262
4.486% due 05/01/2030	367	362

BAT Capital Corp.
3.222% due 08/15/2024	666	648
4.540% due 08/15/2047	1,379	1,013

Baxter International, Inc.
2.272% due 12/01/2028	1,500	1,315

Bayer U.S. Finance LLC
4.250% due 12/15/2025	1,874	1,853
4.375% due 12/15/2028	90	88
4.875% due 06/25/2048	1,602	1,444

Becton Dickinson & Co.
2.823% due 05/20/2030	1,943	1,711

Berry Global, Inc.
4.875% due 07/15/2026	274	262

BMW U.S. Capital LLC
2.550% due 04/01/2031	55	48
3.900% due 04/09/2025	10	10
4.150% due 04/09/2030	264	259

Boardwalk Pipelines LP
3.400% due 02/15/2031	180	154

Boeing Co.
2.196% due 02/04/2026	834	753
2.750% due 02/01/2026	10	9
2.950% due 02/01/2030	182	152
3.100% due 05/01/2026	10	9
3.200% due 03/01/2029	136	118

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 02/01/2031	$1,874	$1,619
3.750% due 02/01/2050	2,118	1,499
3.900% due 05/01/2049	236	168
3.950% due 08/01/2059	2,428	1,638
5.040% due 05/01/2027	10	10
5.150% due 05/01/2030	21	20
5.705% due 05/01/2040	328	306

Booking Holdings, Inc.
4.625% due 04/13/2030	10	10

BorgWarner, Inc.
3.375% due 03/15/2025	125	122

Boston Scientific Corp.
1.900% due 06/01/2025	10	9
2.650% due 06/01/2030	139	121
4.550% due 03/01/2039	386	361

BP Capital Markets America, Inc.
1.749% due 08/10/2030	50	41
3.017% due 01/16/2027	181	173
3.379% due 02/08/2061	419	311
3.633% due 04/06/2030	277	262
3.937% due 09/21/2028	498	488

Bristol-Myers Squibb Co.
3.200% due 06/15/2026	272	269
3.400% due 07/26/2029	897	867
3.900% due 02/20/2028	182	182
4.350% due 11/15/2047	313	299
4.550% due 02/20/2048	8	8

Broadcom, Inc.
1.950% due 02/15/2028	1,396	1,190
2.600% due 02/15/2033	181	139
3.137% due 11/15/2035	307	234
3.187% due 11/15/2036	1,303	992
3.419% due 04/15/2033	832	689
3.469% due 04/15/2034	1,290	1,052
4.000% due 04/15/2029	278	258
4.150% due 04/15/2032	181	164
4.926% due 05/15/2037	311	279

Broadridge Financial Solutions, Inc.
2.900% due 12/01/2029	498	436

Campbell Soup Co.
2.375% due 04/24/2030	431	364

Canadian Natural Resources Ltd.
3.900% due 02/01/2025	603	597

Canadian Pacific Railway Co.
2.050% due 03/05/2030	414	351
3.100% due 12/02/2051	1,067	788

Carrier Global Corp.
2.242% due 02/15/2025	2	2
2.700% due 02/15/2031	10	8
2.722% due 02/15/2030	172	149
3.577% due 04/05/2050	277	210

Cenovus Energy, Inc.
5.375% due 07/15/2025	115	118
6.750% due 11/15/2039	180	192

CenterPoint Energy Resources Corp.
1.750% due 10/01/2030	149	121

Charter Communications Operating LLC
2.250% due 01/15/2029	236	194
2.300% due 02/01/2032	603	457
3.950% due 06/30/2062	1,568	1,051
4.800% due 03/01/2050	1,591	1,264
4.908% due 07/23/2025	3,192	3,204

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	129	118

Cigna Corp.
2.400% due 03/15/2030	10	9
3.400% due 03/01/2027	172	166
3.400% due 03/15/2051	267	206
4.125% due 11/15/2025	10	10
4.500% due 02/25/2026	10	10
4.800% due 08/15/2038	180	175

Citrix Systems, Inc.
1.250% due 03/01/2026	277	268
3.300% due 03/01/2030	1,722	1,681
4.500% due 12/01/2027	1,377	1,364

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	55

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clorox Co.
3.100% due 10/01/2027	$603	$577

Coca-Cola Co.
2.125% due 09/06/2029	139	124
3.450% due 03/25/2030	126	123

Comcast Corp.
1.500% due 02/15/2031	10	8
1.950% due 01/15/2031	10	8
2.650% due 02/01/2030	10	9
2.800% due 01/15/2051	267	189
2.887% due 11/01/2051	452	323
2.937% due 11/01/2056	150	105
3.200% due 07/15/2036	429	364

Conagra Brands, Inc.
4.300% due 05/01/2024	1,496	1,503
5.300% due 11/01/2038	20	19

Constellation Brands, Inc.
2.875% due 05/01/2030	284	247
3.150% due 08/01/2029	1,810	1,631
4.100% due 02/15/2048	189	161
5.250% due 11/15/2048	849	838

Continental Resources, Inc.
2.268% due 11/15/2026	168	149
4.375% due 01/15/2028	100	94
4.500% due 04/15/2023	51	51

Corning, Inc.
5.450% due 11/15/2079	302	273

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	302	264

Cox Communications, Inc.
1.800% due 10/01/2030	348	276

CRH America Finance, Inc.
3.400% due 05/09/2027	270	258

CSX Corp.
2.400% due 02/15/2030	603	529
3.800% due 11/01/2046	723	614
4.250% due 03/15/2029	171	170
6.220% due 04/30/2040	691	776

CVS Health Corp.
1.750% due 08/21/2030	10	8
3.000% due 08/15/2026	20	19
3.250% due 08/15/2029	653	597
3.375% due 08/12/2024	1,264	1,257
3.625% due 04/01/2027	244	238
3.750% due 04/01/2030	179	168
4.125% due 04/01/2040	172	150
5.050% due 03/25/2048	1,194	1,145
5.125% due 07/20/2045	653	630

Daimler Finance North America LLC
1.450% due 03/02/2026	136	123

Dell International LLC
4.000% due 07/15/2024	10	10
4.900% due 10/01/2026	100	100
5.300% due 10/01/2029	75	74
5.450% due 06/15/2023	687	694
8.100% due 07/15/2036	660	772
8.350% due 07/15/2046	161	201

Delta Air Lines, Inc.
4.500% due 10/20/2025	181	176
4.750% due 10/20/2028	10	9

Devon Energy Corp.
4.500% due 01/15/2030	537	508

DH Europe Finance SARL
2.600% due 11/15/2029	277	249

Diamondback Energy, Inc.
3.500% due 12/01/2029	146	134

Discovery Communications LLC
4.000% due 09/15/2055	1,164	818
4.650% due 05/15/2050	172	136

DP World Ltd.
5.625% due 09/25/2048	537	505

DT Midstream, Inc.
4.300% due 04/15/2032	100	92

Eastern Energy Gas Holdings LLC
3.600% due 12/15/2024	517	513

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

eBay, Inc.
1.400% due 05/10/2026	$181	$163
2.600% due 05/10/2031	50	42
2.700% due 03/11/2030	227	194
4.000% due 07/15/2042	168	143

Electronic Arts, Inc.
1.850% due 02/15/2031	603	491

Elevance Health, Inc.
2.250% due 05/15/2030	431	369
2.550% due 03/15/2031	50	43
3.125% due 05/15/2050	172	130
3.700% due 09/15/2049	10	8
4.550% due 03/01/2048	182	172

Eli Lilly & Co.
2.750% due 06/01/2025	928	914

Enbridge, Inc.
2.500% due 01/15/2025	1,458	1,404
2.500% due 08/01/2033	172	139
3.125% due 11/15/2029	40	36
3.400% due 08/01/2051	389	293

Energy Transfer LP
4.050% due 03/15/2025	100	99
4.200% due 09/15/2023	603	604
4.200% due 04/15/2027	409	393
4.500% due 04/15/2024	10	10
4.950% due 05/15/2028	1,764	1,726
5.250% due 04/15/2029	257	255
5.300% due 04/15/2047	593	515
5.500% due 06/01/2027	302	307
5.875% due 01/15/2024	10	10
6.250% due 04/15/2049	180	175

Eni SpA
4.000% due 09/12/2023	1,294	1,288
4.750% due 09/12/2028	779	778

Entergy Louisiana LLC
4.200% due 09/01/2048	1,284	1,181

Enterprise Products Operating LLC
3.200% due 02/15/2052	181	130
3.750% due 02/15/2025	1,982	1,961
4.200% due 01/31/2050	396	331
4.250% due 02/15/2048	10	8

EQT Corp.
5.000% due 01/15/2029	779	755

Equifax, Inc.
7.000% due 07/01/2037	418	473

Equinor ASA
2.375% due 05/22/2030	172	151
3.625% due 04/06/2040	15	13
3.700% due 04/06/2050	104	90

ERAC USA Finance LLC
3.300% due 12/01/2026	160	152
4.200% due 11/01/2046	418	351
7.000% due 10/15/2037	459	539

Expedia Group, Inc.
6.250% due 05/01/2025	10	10

Exxon Mobil Corp.
3.176% due 03/15/2024	13	13

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	134	119
2.250% due 03/01/2031	225	183

Fiserv, Inc.
2.250% due 06/01/2027	10	9
2.650% due 06/01/2030	141	120
3.200% due 07/01/2026	172	163
3.500% due 07/01/2029	178	163

Fomento Economico Mexicano SAB de CV
2.875% due 05/10/2023	1,400	1,383

Fortune Brands Home & Security, Inc.
4.000% due 03/25/2032	182	161
4.500% due 03/25/2052	100	77

Fox Corp.
5.476% due 01/25/2039	451	439

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	1,943	1,807

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	790	739

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Dynamics Corp.
3.625% due 04/01/2030	$50	$49

General Mills, Inc.
2.875% due 04/15/2030	267	237
3.000% due 02/01/2051	10	7

General Motors Co.
5.400% due 04/01/2048	962	839
6.600% due 04/01/2036	10	10
6.800% due 10/01/2027 (f)	128	135

Gilead Sciences, Inc.
2.800% due 10/01/2050	181	127

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	2,217	2,220

Glencore Funding LLC
1.625% due 09/01/2025	10	9
2.625% due 09/23/2031	100	81
2.850% due 04/27/2031	297	246
3.875% due 04/27/2051	10	8
4.125% due 03/12/2024	120	119

Global Payments, Inc.
2.900% due 05/15/2030	205	173
4.150% due 08/15/2049	180	141

GSK Consumer Healthcare Capital U.S. LLC
3.375% due 03/24/2027	1,780	1,705
3.375% due 03/24/2029	1,810	1,695

Halliburton Co.
5.000% due 11/15/2045	540	496

Hasbro, Inc.
3.550% due 11/19/2026	10	10
3.900% due 11/19/2029	180	165

HCA, Inc.
3.125% due 03/15/2027	180	164
3.625% due 03/15/2032	180	152
4.125% due 06/15/2029	1,135	1,036
4.375% due 03/15/2042	970	782
4.625% due 03/15/2052	180	144
5.000% due 03/15/2024	603	606
5.250% due 06/15/2049	1,491	1,287

Hess Corp.
5.800% due 04/01/2047	182	182

Home Depot, Inc.
1.375% due 03/15/2031	10	8
2.700% due 04/15/2030	10	9
2.950% due 06/15/2029	20	19
3.125% due 12/15/2049	171	133
4.250% due 04/01/2046	7	7
4.500% due 12/06/2048	70	68

Humana, Inc.
3.125% due 08/15/2029	75	68
3.700% due 03/23/2029	355	336

Huntington Ingalls Industries, Inc.
2.043% due 08/16/2028	558	477

Hyatt Hotels Corp.
1.300% due 10/01/2023	168	163
1.800% due 10/01/2024	100	95
2.563% (SOFRINDX + 1.050%) due 10/01/2023 ~	236	236
4.850% due 03/15/2026	100	100

Hyundai Capital America
0.800% due 01/08/2024	129	123
0.875% due 06/14/2024	302	283
1.000% due 09/17/2024	426	396
1.250% due 09/18/2023	100	97
1.500% due 06/15/2026	138	122
1.650% due 09/17/2026	975	861
1.800% due 10/15/2025	133	122
2.000% due 06/15/2028	274	231
2.100% due 09/15/2028	392	331

Illumina, Inc.
2.550% due 03/23/2031	603	491

Imperial Brands Finance PLC
3.125% due 07/26/2024	842	816
3.500% due 07/26/2026	1,697	1,593

Intel Corp.
3.100% due 02/15/2060	1,874	1,342

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Business Machines Corp.
5.600% due 11/30/2039	$29	$31

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	1,179	1,153

JDE Peet’s NV
0.800% due 09/24/2024	230	214
2.250% due 09/24/2031	165	129

Kansas City Southern
3.500% due 05/01/2050	1,067	835

Kellogg Co.
2.100% due 06/01/2030	1,943	1,619

Keurig Dr Pepper, Inc.
3.200% due 05/01/2030	135	121
4.050% due 04/15/2032	934	875
4.417% due 05/25/2025	34	34
4.500% due 04/15/2052	934	826

Kinder Morgan, Inc.
5.550% due 06/01/2045	1,180	1,114

KLA Corp.
4.650% due 11/01/2024	176	179

L3Harris Technologies, Inc.
3.850% due 12/15/2026	230	226
4.400% due 06/15/2028	15	15

Las Vegas Sands Corp.
3.200% due 08/08/2024	274	259

Leidos, Inc.
2.300% due 02/15/2031	970	774
4.375% due 05/15/2030	870	806

Lockheed Martin Corp.
4.090% due 09/15/2052	1,262	1,178

Lundin Energy Finance BV
2.000% due 07/15/2026	136	122
3.100% due 07/15/2031	80	66

Magallanes, Inc.
5.050% due 03/15/2042	272	232
5.141% due 03/15/2052	355	298
5.391% due 03/15/2062	2,918	2,445

Marathon Petroleum Corp.
3.800% due 04/01/2028	1,943	1,842

Marriott International, Inc.
2.750% due 10/15/2033	100	79
2.850% due 04/15/2031	140	116
4.625% due 06/15/2030	1,943	1,865

Massachusetts Institute of Technology
3.885% due 07/01/2116	180	151

McCormick & Co., Inc.
0.900% due 02/15/2026	172	153

McDonald’s Corp.
3.500% due 07/01/2027	1,874	1,838
4.875% due 12/09/2045	2,066	2,035

Medtronic, Inc.
4.625% due 03/15/2045	159	160

Merck & Co., Inc.
1.700% due 06/10/2027	2,340	2,127
2.900% due 12/10/2061	474	338
3.400% due 03/07/2029	297	287

Micron Technology, Inc.
4.185% due 02/15/2027	603	589
5.327% due 02/06/2029	100	100

Microsoft Corp.
2.525% due 06/01/2050	2,548	1,880
2.675% due 06/01/2060	274	197

Mondelez International Holdings Netherlands BV
1.250% due 09/24/2026	759	675

Mondelez International, Inc.
1.875% due 10/15/2032	85	66

Moody’s Corp.
3.100% due 11/29/2061	1,164	801
3.750% due 02/25/2052	180	147
4.875% due 02/15/2024	2,519	2,569

Motorola Solutions, Inc.
2.300% due 11/15/2030	391	306
2.750% due 05/24/2031	146	118
5.500% due 09/01/2044	1,136	1,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPLX LP
4.125% due 03/01/2027	$1,468	$1,421
4.700% due 04/15/2048	40	34
4.950% due 03/14/2052	272	236
5.200% due 03/01/2047	744	676
5.500% due 02/15/2049	122	113

Netflix, Inc.
3.625% due 06/15/2025	180	172
4.875% due 04/15/2028	2,428	2,290
5.375% due 11/15/2029	172	163

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	179	176
3.522% due 09/17/2025	128	121

Norfolk Southern Corp.
2.300% due 05/15/2031	230	196
4.650% due 01/15/2046	775	749

Northrop Grumman Corp.
3.850% due 04/15/2045	523	442

NXP BV
2.500% due 05/11/2031	146	120
3.150% due 05/01/2027	132	122
4.300% due 06/18/2029	132	126
4.400% due 06/01/2027	100	99
5.000% due 01/15/2033	100	98

ONEOK Partners LP
5.000% due 09/15/2023	165	167

Oracle Corp.
2.300% due 03/25/2028 (f)	603	519
3.950% due 03/25/2051 (f)	3,626	2,669
4.125% due 05/15/2045	2,208	1,683

Otis Worldwide Corp.
2.056% due 04/05/2025	35	33
2.565% due 02/15/2030	10	9

Owens Corning
3.400% due 08/15/2026	100	96

PayPal Holdings, Inc.
2.850% due 10/01/2029	135	122
3.250% due 06/01/2050	523	396

Penske Truck Leasing Co. LP
1.200% due 11/15/2025	274	245
1.700% due 06/15/2026	2	2
3.400% due 11/15/2026	125	119

PepsiCo, Inc.
2.850% due 02/24/2026	126	124

Pertamina Persero PT
4.300% due 05/20/2023	265	266
6.000% due 05/03/2042	541	521

Petroleos Mexicanos
6.700% due 02/16/2032	145	111

Pfizer, Inc.
4.400% due 05/15/2044	541	531

Philip Morris International, Inc.
1.750% due 11/01/2030	230	178
2.750% due 02/25/2026	180	173
3.375% due 08/11/2025	195	192
3.600% due 11/15/2023	654	656
3.875% due 08/21/2042	703	551
6.375% due 05/16/2038	691	724

Phillips 66
3.700% due 04/06/2023	15	15
4.900% due 10/01/2046	673	639

Pioneer Natural Resources Co.
1.125% due 01/15/2026	135	121

Quanta Services, Inc.
2.350% due 01/15/2032	893	692

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	468	488

Raytheon Technologies Corp.
4.800% due 12/15/2043	1,082	1,056

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	17	14

Reliance Industries Ltd.
3.625% due 01/12/2052	1,943	1,413
4.125% due 01/28/2025	275	275

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RELX Capital, Inc.
3.000% due 05/22/2030	$283	$255
4.000% due 03/18/2029	1,360	1,319

Renesas Electronics Corp.
1.543% due 11/26/2024	466	435
2.170% due 11/25/2026	401	358

Republic Services, Inc.
3.375% due 11/15/2027	1,061	1,014

Reynolds American, Inc.
4.450% due 06/12/2025	2,090	2,080

Roche Holdings, Inc.
1.930% due 12/13/2028	586	518
2.076% due 12/13/2031	586	500

Royalty Pharma PLC
0.750% due 09/02/2023	100	96

S&P Global, Inc.
4.250% due 05/01/2029	1,787	1,769
4.750% due 08/01/2028	785	798

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	122	117

Sands China Ltd.
2.550% due 03/08/2027	454	331
3.100% due 03/08/2029	302	214
5.400% due 08/08/2028	1,503	1,161

Santos Finance Ltd.
3.649% due 04/29/2031	274	233

Seagate HDD Cayman
4.091% due 06/01/2029	1,156	996

Sealed Air Corp.
1.573% due 10/15/2026	706	615

Sky Ltd.
3.750% due 09/16/2024	186	186

Smith & Nephew PLC
2.032% due 10/14/2030	105	84

South32 Treasury Ltd.
4.350% due 04/14/2032	1,810	1,693

Southern Co.
3.700% due 04/30/2030	3,850	3,576
4.400% due 07/01/2046	1,141	994

Southwest Airlines Co.
4.750% due 05/04/2023	23	23
5.125% due 06/15/2027	118	119

Stanley Black & Decker, Inc.
4.000% due 03/15/2060 •	131	114

Starbucks Corp.
2.000% due 03/12/2027	129	117
2.550% due 11/15/2030	10	9
3.000% due 02/14/2032	843	734

Stellantis NV
5.250% due 04/15/2023	603	608

Stryker Corp.
3.500% due 03/15/2026	1,595	1,567
4.625% due 03/15/2046	565	535

Suncor Energy, Inc.
5.950% due 05/15/2035	779	810

T-Mobile USA, Inc.
1.500% due 02/15/2026	230	208
2.250% due 11/15/2031	35	28
2.400% due 03/15/2029	173	150
2.700% due 03/15/2032	173	145
3.000% due 02/15/2041	193	144
3.400% due 10/15/2052	917	679
3.500% due 04/15/2025	110	108
3.600% due 11/15/2060	2,177	1,591
3.750% due 04/15/2027	996	960
4.375% due 04/15/2040	205	183

Take-Two Interactive Software, Inc.
3.700% due 04/14/2027	181	176
4.000% due 04/14/2032	970	912

Targa Resources Corp.
5.200% due 07/01/2027 (a)	400	402
6.250% due 07/01/2052 (a)	100	100

TCI Communications, Inc.
7.875% due 02/15/2026	2,318	2,605

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	57

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teck Resources Ltd.
6.000% due 08/15/2040	$284	$285

Telefonica Emisiones SA
7.045% due 06/20/2036	1,528	1,708

Tencent Holdings Ltd.
3.280% due 04/11/2024	255	253
3.975% due 04/11/2029	759	720

Thermo Fisher Scientific, Inc.
0.797% due 10/18/2023	775	751
1.215% due 10/18/2024	775	735

Toyota Industries Corp.
3.566% due 03/16/2028	773	755

TransCanada PipeLines Ltd.
4.100% due 04/15/2030	10	10
4.625% due 03/01/2034	608	584
7.625% due 01/15/2039	914	1,126

TWDC Enterprises 18 Corp.
4.125% due 06/01/2044	898	814

Tyson Foods, Inc.
4.000% due 03/01/2026	159	158
4.875% due 08/15/2034	1,186	1,197

United Rentals North America, Inc.
3.875% due 11/15/2027	274	255

UnitedHealth Group, Inc.
2.000% due 05/15/2030	34	29
2.900% due 05/15/2050	146	110
3.050% due 05/15/2041	139	112
3.700% due 08/15/2049	152	130
4.750% due 07/15/2045	1,768	1,783
6.875% due 02/15/2038	508	630

Vale Overseas Ltd.
3.750% due 07/08/2030	290	255
6.875% due 11/21/2036	1,594	1,715

Valero Energy Corp.
4.000% due 04/01/2029	133	126
4.350% due 06/01/2028	1,386	1,349

Verisk Analytics, Inc.
4.125% due 03/15/2029	150	145

VMware, Inc.
1.800% due 08/15/2028	35	29
4.500% due 05/15/2025	10	10

Volkswagen Group of America Finance LLC
1.250% due 11/24/2025	297	266
3.125% due 05/12/2023	100	99

Walt Disney Co.
3.500% due 05/13/2040	15	13
4.950% due 10/15/2045	1,137	1,140
6.400% due 12/15/2035	77	90

Waste Connections, Inc.
2.600% due 02/01/2030	274	240
2.950% due 01/15/2052	771	554

Weir Group PLC
2.200% due 05/13/2026	1,496	1,317

Western Digital Corp.
2.850% due 02/01/2029	100	82

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	2,436	2,355

Williams Cos., Inc.
5.400% due 03/04/2044	817	780

Woodside Finance Ltd.
3.700% due 09/15/2026	566	546

Workday, Inc.
3.700% due 04/01/2029	888	831
3.800% due 04/01/2032	272	249

Wyeth LLC
5.950% due 04/01/2037	1,610	1,861

Yara International ASA
4.750% due 06/01/2028	1,196	1,147

Zoetis, Inc.
2.000% due 05/15/2030	144	121
3.000% due 05/15/2050	713	529
3.900% due 08/20/2028	503	487
4.700% due 02/01/2043	857	822

		245,216

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 12.6%

Acwa Power Management & Investments One Ltd.
5.950% due 12/15/2039	$640	$650

AEP Texas, Inc.
3.450% due 01/15/2050	541	423
4.700% due 05/15/2032	100	100
5.250% due 05/15/2052	100	102

AES Corp.
2.450% due 01/15/2031	970	781

Ameren Corp.
3.500% due 01/15/2031	544	499

American Electric Power Co., Inc.
2.300% due 03/01/2030	100	84

American Water Capital Corp.
2.800% due 05/01/2030	302	271

Appalachian Power Co.
7.000% due 04/01/2038	399	464

AT&T, Inc.
3.500% due 09/15/2053	1,901	1,444
3.650% due 09/15/2059	777	584
4.100% due 02/15/2028	1,010	990
4.300% due 02/15/2030	2,188	2,137
4.350% due 03/01/2029	195	192
4.500% due 03/09/2048	845	751

Atmos Energy Corp.
4.150% due 01/15/2043	1,012	899

Avangrid, Inc.
3.800% due 06/01/2029	277	259

Bell Telephone Co. of Canada
3.650% due 03/17/2051	428	342

Berkshire Hathaway Energy Co.
1.650% due 05/15/2031	294	237
3.700% due 07/15/2030	5	5
4.050% due 04/15/2025	394	397
6.125% due 04/01/2036	1,524	1,686

BG Energy Capital PLC
5.125% due 10/15/2041	110	112

Black Hills Corp.
3.150% due 01/15/2027	180	172
4.200% due 09/15/2046	100	85

British Telecommunications PLC
5.125% due 12/04/2028	366	365

CenterPoint Energy, Inc.
1.450% due 06/01/2026	284	256

CMS Energy Corp.
4.750% due 06/01/2050 •	290	255

Commonwealth Edison Co.
4.000% due 03/01/2048	419	378

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	424	291
3.600% due 06/15/2061	274	217
3.850% due 06/15/2046	885	748

Constellation Energy Generation LLC
5.600% due 06/15/2042	703	678

Consumers Energy Co.
3.125% due 08/31/2024	1,355	1,335

Dominion Energy, Inc.
1.450% due 04/15/2026	136	123
3.071% due 08/15/2024 þ	349	341
3.375% due 04/01/2030	10	9

DTE Electric Co.
3.650% due 03/15/2024	1,377	1,386
3.650% due 03/01/2052	100	87

DTE Energy Co.
1.050% due 06/01/2025	194	179
3.400% due 06/15/2029	603	555

Duke Energy Carolinas LLC
2.550% due 04/15/2031	264	231
2.850% due 03/15/2032	100	89
3.550% due 03/15/2052	100	83
3.950% due 11/15/2028	484	478
6.000% due 12/01/2028	603	652

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Corp.
2.450% due 06/01/2030	$419	$354
2.550% due 06/15/2031	10	8
3.400% due 06/15/2029	10	9
3.500% due 06/15/2051	146	110
3.750% due 09/01/2046	100	79
3.950% due 10/15/2023	865	869

Duke Energy Florida LLC
2.400% due 12/15/2031	172	147
3.400% due 10/01/2046	100	79

Duke Energy Progress LLC
3.400% due 04/01/2032	100	93
3.450% due 03/15/2029	10	10
3.600% due 09/15/2047	100	84
4.000% due 04/01/2052	100	90

E.ON International Finance BV
6.650% due 04/30/2038	691	756

East Ohio Gas Co.
1.300% due 06/15/2025	10	9

Edison International
5.750% due 06/15/2027	274	278

Electricite de France SA
4.875% due 01/22/2044	858	727

Enel Finance International NV
1.375% due 07/12/2026	138	121
4.250% due 06/15/2025	200	198
4.625% due 06/15/2027	500	492
5.000% due 06/15/2032	500	483
5.500% due 06/15/2052	500	476
6.000% due 10/07/2039	1,368	1,363

Entergy Corp.
0.900% due 09/15/2025	10	9
1.900% due 06/15/2028	10	9
2.400% due 06/15/2031	75	61
2.800% due 06/15/2030	2,428	2,085

Evergy, Inc.
2.450% due 09/15/2024	201	193
2.900% due 09/15/2029	73	65

Eversource Energy
1.650% due 08/15/2030	230	183
4.600% due 07/01/2027	500	504

Exelon Corp.
3.950% due 06/15/2025	944	942
4.050% due 04/15/2030	1,874	1,800
4.450% due 04/15/2046	302	274

Fells Point Funding Trust
3.046% due 01/31/2027	2,530	2,335

Florida Power & Light Co.
3.150% due 10/01/2049	277	221
4.125% due 02/01/2042	100	94

Indiana Michigan Power Co.
4.250% due 08/15/2048	704	625

Infraestructura Energetica Nova SAB de CV
4.875% due 01/14/2048	362	267

Kentucky Utilities Co.
5.125% due 11/01/2040	100	100

KeySpan Gas East Corp.
2.742% due 08/15/2026	546	516

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039	357	332

MidAmerican Energy Co.
4.250% due 07/15/2049	479	446

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	180	168

New York State Electric & Gas Corp.
2.150% due 10/01/2031	100	83

NextEra Energy Capital Holdings, Inc.
2.750% due 11/01/2029	1,821	1,612

NiSource, Inc.
0.950% due 08/15/2025	10	9

Northern States Power Co.
2.900% due 03/01/2050	1	0

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	180	140

58	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONEOK, Inc.
3.400% due 09/01/2029	$880	$778
4.550% due 07/15/2028	800	774
5.200% due 07/15/2048	1,759	1,563

Pacific Gas & Electric Co.
2.500% due 02/01/2031	20	15
3.250% due 06/01/2031	1,874	1,516
3.300% due 08/01/2040	150	104
3.450% due 07/01/2025	128	120
3.750% due 07/01/2028	128	113
3.950% due 12/01/2047	1,164	808
4.550% due 07/01/2030	103	91
4.950% due 07/01/2050	103	82
5.450% due 06/15/2027	194	188
5.900% due 06/15/2032	100	97

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050	906	632

Piedmont Natural Gas Co., Inc.
3.500% due 06/01/2029	603	562

Plains All American Pipeline LP
3.550% due 12/15/2029	133	117
5.150% due 06/01/2042	598	503

Public Service Enterprise Group, Inc.
0.800% due 08/15/2025	274	248

San Diego Gas & Electric Co.
1.700% due 10/01/2030	10	8

Sempra Energy
3.300% due 04/01/2025	888	868
3.700% due 04/01/2029	182	171

Shell International Finance BV
2.875% due 05/10/2026	1,571	1,520

Southern California Edison Co.
2.850% due 08/01/2029	778	690
3.650% due 02/01/2050	1,921	1,472
4.125% due 03/01/2048	1,174	968

Southern California Gas Co.
3.150% due 09/15/2024	1,000	995
4.125% due 06/01/2048	778	683

Southern Power Co.
5.150% due 09/15/2041	995	940

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southwest Gas Corp.
4.050% due 03/15/2032	$272	$247

Southwestern Electric Power Co.
4.100% due 09/15/2028	713	690

Southwestern Public Service Co.
3.150% due 05/01/2050	10	8
6.000% due 10/01/2036	895	954

Union Electric Co.
2.625% due 03/15/2051	172	120
3.900% due 04/01/2052	100	88

Verizon Communications, Inc.
2.355% due 03/15/2032	4,149	3,444
2.550% due 03/21/2031	1,874	1,604
4.125% due 03/16/2027	1,874	1,871
4.125% due 08/15/2046	540	480
4.400% due 11/01/2034	660	633
4.812% due 03/15/2039	180	177
4.862% due 08/21/2046	772	762

Virginia Electric & Power Co.
3.750% due 05/15/2027	194	192
4.625% due 05/15/2052	100	97
8.875% due 11/15/2038	1,295	1,840

Vistra Operations Co. LLC
4.300% due 07/15/2029	274	248

WEC Energy Group, Inc.
2.200% due 12/15/2028	778	681

		73,072

Total Corporate Bonds & Notes (Cost $568,468)		497,003

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Bonds
2.375% due 02/15/2042	3,692	3,132
2.875% due 05/15/2052	3,300	3,118

U.S. Treasury STRIPS
0.000% due 05/15/2051 (c)	3,533	1,435
0.000% due 11/15/2051 (c)	5,945	2,385
0.000% due 05/15/2052 (c)	8,000	3,223

Total U.S. Treasury Obligations (Cost $14,830)		13,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.0%

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	$190	$190

Total Sovereign Issues (Cost $190)		190

SHORT-TERM INSTRUMENTS 11.0%

REPURCHASE AGREEMENTS (g) 3.7%
		21,268

U.S. TREASURY BILLS 7.2%
0.737% due 07/05/2022 - 08/25/2022 (b)(c)	41,700	41,673

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
1.416% due 10/04/2022 (c)(d)	600	597

Total Short-Term Instruments (Cost $63,547)		63,538

Total Investments in Securities (Cost $647,035)		574,024

Total Investments 98.8% (Cost $647,035)		$574,024

Financial Derivative Instruments (h)(i) 0.0% (Cost or Premiums, net $430)		181

Other Assets and Liabilities, net 1.2%		6,678

Net Assets 100.0%		$580,883

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Contingent convertible security.

(f)   RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.561%	05/01/2032	06/21/2021	$1,896	$1,545	0.27%
Citigroup, Inc.	2.572	06/03/2031	07/01/2021	691	568	0.10
Citigroup, Inc.	3.057	01/25/2033	01/18/2022	176	149	0.03
Deutsche Bank AG	2.129	11/24/2026	08/11/2021	233	205	0.04
General Motors Co.	6.800	10/01/2027	11/04/2021	155	135	0.02

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	59

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Oracle Corp.	2.300%	03/25/2028	09/23/2021	$619	$519	0.09%
Oracle Corp.	3.950	03/25/2051	04/09/2021	3,757	2,669	0.46

				$7,527	$5,790	1.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$568	U.S. Treasury Notes 2.875% due 06/15/2025	$(579)	$568	$568
JPS	1.350	06/30/2022	07/01/2022	20,700	U.S. Treasury Bonds 3.250% due 05/15/2042	(21,182)	20,700	20,701

Total Repurchase Agreements						$(21,761)	$21,268	$21,269

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$568	$0	$0	$0	$568	$(579)	$(11)
JPS	20,701	0	0	0	20,701	(21,182)	(481)

Total Borrowings and Other Financing Transactions	$21,269	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(660) at a weighted average interest rate of 0.062%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2022	200	$22,450	$(72)	$141	$0
U.S. Treasury 10-Year Ultra September Futures	09/2022	47	5,987	(44)	62	0

				$(116)	$203	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2022	99	$(11,735)	$74	$0	$(101)

Total Futures Contracts				$(42)	$203	$(101)

60	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
National Rural Utilities Cooperative Finance Corp.	1.000%	Quarterly	12/20/2026	0.398%	$ 100	$3	$0	$3	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$600	$13	$(12)	$1	$0	$0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	32,500	433	(433)	0	0	(6)

					$446	$(445)	$1	$0	$(6)

Total Swap Agreements					$449	$(445)	$4	$0	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability

	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$203	$0	$203	$0	$(101)		$(6)	$(107)

Cash of $1,922 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	$15,000	$(19)	$104	$85	$0

Total Swap Agreements								$(19)	$104	$85	$0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	61

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
GST	$0	$0	$85	$85	$0	$0	$0	$0	$85	$0	$85

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$203	$203

Over the counter
Swap Agreements	$0	$0	$0	$0	$85	$85

	$0	$0	$0	$0	$288	$288

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$101	$101
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$0	$101	$107

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$574	$574
Swap Agreements	0	(2)	0	0	(6)	(8)

	$0	$(2)	$0	$0	$568	$566

Over the counter
Swap Agreements	$0	$0	$0	$0	$(4,531)	$(4,531)

	$0	$(2)	$0	$0	$(3,963)	$(3,965)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(42)	$(42)
Swap Agreements	0	(580)	0	0	0	(580)

	$0	$(580)	$0	$0	$(42)	$(622)

Over the counter
Swap Agreements	$0	$0	$0	$0	$(113)	$(113)

	$0	$(580)	$0	$0	$(155)	$(735)

62	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$178,715	$0	$178,715
Industrials	0	245,216	0	245,216
Utilities	0	73,072	0	73,072
U.S. Treasury Obligations	0	13,293	0	13,293
Sovereign Issues	0	190	0	190
Short-Term Instruments
Repurchase Agreements	0	21,268	0	21,268
U.S. Treasury Bills	0	41,673	0	41,673
U.S. Treasury Cash Management Bills	0	597	0	597

Total Investments	$0	$574,024	$0	$574,024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$203	$0	$203
Over the counter	0	85	0	85

	$0	$288	$0	$288

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(107)	$0	$(107)

Total Financial Derivative Instruments	$0	$181	$0	$181

Totals	$0	$574,205	$0	$574,205

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	63

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

AAdvantage Loyalty IP Ltd.
5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~	$3,700	$3,545

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 «~	2,600	2,398

Avolon TLB Borrower 1 (U.S.) LLC
3.845% (LIBOR01M + 2.250%) due 12/01/2027 ~	1,287	1,226

Castlelake LP
2.950% (LIBOR01M + 2.950%) due 05/13/2031 «~	6,389	5,814

SkyMiles IP Ltd.
4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~	4,900	4,866

Twin River Worldwide Holdings, Inc.
4.370% (LIBOR01M + 3.250%) due 10/02/2028 ~	3,990	3,717

United Airlines, Inc.
5.150% - 5.392% LIBOR01M+ 3.750%) due 04/21/2028 ~	1,979	1,843

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	2,296	2,021

Total Loan Participations and Assignments (Cost $27,168)		25,430

CORPORATE BONDS & NOTES 38.1%

BANKING & FINANCE 23.6%

AerCap Ireland Capital DAC
3.875% due 01/23/2028	2,100	1,897

Aircastle Ltd.
4.250% due 06/15/2026	3,800	3,520

American Assets Trust LP
3.375% due 02/01/2031	2,800	2,399

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	2,772

American Tower Corp.
1.300% due 09/15/2025	4,000	3,626
3.375% due 10/15/2026	3,300	3,123

AmFam Holdings, Inc.
2.805% due 03/11/2031	700	590

Antares Holdings LP
2.750% due 01/15/2027	4,050	3,238
3.750% due 07/15/2027	3,700	3,114
3.950% due 07/15/2026	1,000	869

Arch Capital Group Ltd.
3.635% due 06/30/2050	6,900	5,379

Ares Capital Corp.
2.875% due 06/15/2027	6,000	5,013
2.875% due 06/15/2028	6,000	4,759

Ares Finance Co. LLC
3.250% due 06/15/2030	3,500	3,107

AvalonBay Communities, Inc.
2.450% due 01/15/2031	2,550	2,206

Aviation Capital Group LLC
3.500% due 11/01/2027	500	442
5.500% due 12/15/2024	1,500	1,488

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	1,993	1,626
2.875% due 02/15/2025	3,900	3,592
3.950% due 07/01/2024	3,500	3,354

Banco de Credito e Inversiones SA
2.875% due 10/14/2031	2,800	2,315

Banco Santander SA
3.490% due 05/28/2030	3,400	3,011

Bank of America Corp.
3.093% due 10/01/2025 •	6,500	6,297
3.419% due 12/20/2028 •	11,018	10,271
3.593% due 07/21/2028 •	9,000	8,496

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Bank PLC
7.625% due 11/21/2022 (f)	$18,600	$18,787

Barclays PLC
2.667% due 03/10/2032 •	800	646
2.852% due 05/07/2026 •	2,100	1,986
4.375% due 01/12/2026	4,100	4,065
4.375% due 03/15/2028 •(e)(f)	2,200	1,693
4.972% due 05/16/2029 •	1,000	984
7.750% due 09/15/2023 •(e)(f)	1,100	1,083

BGC Partners, Inc.
3.750% due 10/01/2024	3,300	3,224
5.375% due 07/24/2023	5,000	5,034

Blackstone Holdings Finance Co. LLC
1.625% due 08/05/2028	3,000	2,538

Blue Owl Finance LLC
3.125% due 06/10/2031	4,300	3,323

BNP Paribas SA
2.219% due 06/09/2026 •	9,250	8,552
4.400% due 08/14/2028	700	670
4.500% due 02/25/2030 •(e)(f)	200	150
4.625% due 02/25/2031 •(e)(f)	2,000	1,481

Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,416

Brixmor Operating Partnership LP
3.650% due 06/15/2024	7,000	6,904
4.125% due 05/15/2029	5,000	4,663

Cantor Fitzgerald LP
4.875% due 05/01/2024	1,300	1,306

Capital One Financial Corp.
4.200% due 10/29/2025	15	15

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,500	4,083

CI Financial Corp.
3.200% due 12/17/2030	4,000	3,132
4.100% due 06/15/2051	2,500	1,624

Citigroup, Inc.
2.976% due 11/05/2030 •	10,000	8,737
3.668% due 07/24/2028 •	7,300	6,898
3.887% due 01/10/2028 •	10,750	10,344

CNO Global Funding
1.650% due 01/06/2025	5,700	5,382

Corebridge Financial, Inc.
3.850% due 04/05/2029	2,000	1,850

Credit Suisse AG
6.500% due 08/08/2023 (f)	15,400	15,438

Credit Suisse Group AG
3.750% due 03/26/2025	5,600	5,432
6.250% due 12/18/2024 •(e)(f)	200	183
7.125% due 07/29/2022 •(e)(f)	7,700	7,696
7.500% due 07/17/2023 •(e)(f)	2,000	1,850
7.500% due 12/11/2023 •(e)(f)	6,700	6,400

Crown Castle International Corp.
4.300% due 02/15/2029	2,000	1,922
4.450% due 02/15/2026	5,200	5,153

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	1,300	1,231

Deutsche Bank AG
2.129% due 11/24/2026 •(g)	2,000	1,779
3.035% due 05/28/2032 •(g)	12,700	10,062
3.547% due 09/18/2031 •	10,700	8,968
3.729% due 01/14/2032 •(g)	2,200	1,656
3.742% due 01/07/2033 •	2,900	2,114
3.961% due 11/26/2025 •	2,500	2,418
4.500% due 04/01/2025	300	286

Discover Financial Services
4.500% due 01/30/2026	5,400	5,298

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032	7,800	6,848

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025	251	248

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	109	108

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,000	966

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

F&G Global Funding
2.000% due 09/20/2028	$800	$674

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	300	298

Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	1,808

Fidelity National Financial, Inc.
2.450% due 03/15/2031	3,050	2,431

First American Financial Corp.
4.000% due 05/15/2030	4,000	3,600

Ford Motor Credit Co. LLC
2.300% due 02/10/2025	3,300	2,970
2.700% due 08/10/2026	3,600	3,072
2.900% due 02/10/2029	2,000	1,572
3.550% due 10/07/2022	5,000	4,984

Freedom Mortgage Corp.
8.250% due 04/15/2025	1,564	1,319

FS KKR Capital Corp.
2.625% due 01/15/2027	6,000	5,050
3.125% due 10/12/2028	1,200	958

GA Global Funding Trust
1.625% due 01/15/2026	4,200	3,810
2.250% due 01/06/2027	7,500	6,715

General Motors Financial Co., Inc.
3.275% (US0003M + 0.990%) due 01/05/2023 ~	500	500

Global Atlantic Fin Co.
4.400% due 10/15/2029	6,000	5,445

GLP Capital LP
4.000% due 01/15/2030	5,100	4,475
5.300% due 01/15/2029	400	383
5.750% due 06/01/2028	3,000	2,935

Goldman Sachs Group, Inc.
3.330% (SOFRRATE + 1.850%) due 03/15/2028 ~	5,500	5,456
3.615% due 03/15/2028 •	3,100	2,936
3.691% due 06/05/2028 •	7,600	7,213
3.850% due 01/26/2027	13,900	13,447
4.223% due 05/01/2029 •	3,200	3,079

Golub Capital BDC, Inc.
2.050% due 02/15/2027	1,500	1,219
2.500% due 08/24/2026	3,000	2,515

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	4,791

Healthcare Trust of America Holdings LP
3.750% due 07/01/2027	4,600	4,372

HSBC Holdings PLC
2.099% due 06/04/2026 •	3,500	3,237
2.804% due 05/24/2032 •	9,000	7,399
4.250% due 03/14/2024	6,000	5,977
4.250% due 08/18/2025	7,660	7,564
4.292% due 09/12/2026 •	750	734
4.583% due 06/19/2029 •	5,300	5,114
6.000% due 05/22/2027 •(e)(f)	2,600	2,337
6.250% due 03/23/2023 •(e)(f)	200	196
6.500% due 03/23/2028 •(e)(f)	3,300	2,997

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	858

Hyundai Capital Services, Inc.
0.750% due 09/15/2023	5,000	4,814

ING Groep NV
3.875% due 05/16/2027 •(e)(f)	600	437
4.250% due 05/16/2031 •(e)(f)	600	411

Intesa Sanpaolo SpA
4.950% due 06/01/2042 •	8,000	5,415

Jackson National Life Global Funding
1.750% due 01/12/2025	3,500	3,304

JPMorgan Chase & Co.
2.963% due 01/25/2033 •	3,000	2,577
3.540% due 05/01/2028 •	850	807
3.782% due 02/01/2028 •	13,000	12,495
4.023% due 12/05/2024 •	140	140
4.493% due 03/24/2031 •	15,000	14,666

KKR Financial Holdings LLC
5.400% due 05/23/2033	6,000	6,030

64	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KKR Group Finance Co. LLC
3.250% due 12/15/2051	$1,000	$710
3.750% due 07/01/2029	1,250	1,170

LeasePlan Corp. NV
2.875% due 10/24/2024	3,300	3,163

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •	4,000	3,197
4.300% due 02/01/2061	4,800	3,257

Life Storage LP
3.875% due 12/15/2027	2,100	2,002

Lloyds Banking Group PLC
3.574% due 11/07/2028 •	16,300	15,266
4.450% due 05/08/2025	1,000	1,002
7.500% due 09/27/2025 •(e)(f)	5,000	4,886

Loews Corp.
3.200% due 05/15/2030	2,050	1,868

Low Income Investment Fund
3.711% due 07/01/2029	2,500	2,427

LXP Industrial Trust
2.375% due 10/01/2031	3,500	2,710

Maple Grove Funding Trust
4.161% due 08/15/2051	5,500	4,294

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •	3,250	3,136

Metropolitan Life Global Funding
1.875% due 01/11/2027	5,000	4,533

Mid-America Apartments LP
4.000% due 11/15/2025	7,500	7,454

Mitsubishi UFJ Financial Group, Inc.
2.341% due 01/19/2028 •	10,000	9,021

MMcapS Funding Ltd.
2.487% (US0003M + 0.290%) due 12/26/2039 ~	566	535

Morgan Stanley
0.000% due 04/02/2032 þ(g)	9,000	5,621
2.699% due 01/22/2031 •	10,000	8,670
3.125% due 07/27/2026	660	631
3.772% due 01/24/2029 •	5,500	5,224
4.431% due 01/23/2030 •	1,900	1,848

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028	1,000	1,002

Natwest Group PLC
4.519% due 06/25/2024 •	5,000	4,990
4.600% due 06/28/2031 •(e)(f)	200	148
4.800% due 04/05/2026	1,000	998

New York Life Insurance Co.
4.450% due 05/15/2069	3,700	3,179

Nippon Life Insurance Co.
2.750% due 01/21/2051 •	5,750	4,665

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028	1,000	807
2.600% due 09/28/2022	1,000	995
2.650% due 07/13/2022	1,800	1,800
2.924% due 09/28/2022 •	1,000	997
3.875% due 09/21/2023	3,800	3,776

Nomura Holdings, Inc.
2.329% due 01/22/2027	5,000	4,431
2.608% due 07/14/2031	9,300	7,427
2.648% due 01/16/2025	2,300	2,197
2.710% due 01/22/2029	950	812

Nordea Bank Abp
3.750% due 03/01/2029 •(e)(f)	5,000	3,695
6.125% due 09/23/2024 •(e)(f)	550	530
6.625% due 03/26/2026 •(e)(f)	5,600	5,370

Ohio National Financial Services, Inc.
5.800% due 01/24/2030	3,300	3,180

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	3,350	3,177
5.250% due 01/15/2026	200	198

Owl Rock Capital Corp.
2.875% due 06/11/2028	6,300	4,953

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	7,192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	$699	$694

Physicians Realty LP
4.300% due 03/15/2027	2,000	1,962

Preferred Term Securities Ltd.
2.129% (US0003M + 0.300%) due 03/22/2037 ~	1,930	1,768

Realty Income Corp.
3.100% due 12/15/2029	4,000	3,644
3.950% due 08/15/2027	300	293

RGA Global Funding
2.700% due 01/18/2029	2,900	2,568

Santander Holdings USA, Inc.
2.490% due 01/06/2028 •	5,400	4,770

Santander U.K. Group Holdings PLC
1.673% due 06/14/2027 •	10,000	8,741
2.469% due 01/11/2028 •	5,000	4,422
3.373% due 01/05/2024 •	2,900	2,887
3.823% due 11/03/2028 •	5,000	4,646

Service Properties Trust
3.950% due 01/15/2028	3,000	2,058

Societe Generale SA
5.375% due 11/18/2030 •(e)(f)	3,200	2,488
7.375% due 10/04/2023 •(e)(f)	1,300	1,253

Spirit Realty LP
4.450% due 09/15/2026	700	690

Standard Chartered PLC
2.104% (SOFRRATE + 1.250%) due 10/14/2023 ~	15,000	15,001
4.750% due 01/14/2031 •(e)(f)	200	153

STORE Capital Corp.
4.625% due 03/15/2029	2,100	2,051

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024	6,800	6,554

Swedbank AB
4.000% due 03/17/2029 •(e)(f)	400	306

Trust Fibra Uno
4.869% due 01/15/2030	4,900	4,153
6.950% due 01/30/2044	300	256

UBS AG
7.625% due 08/17/2022 (f)	17,550	17,602

UBS Group AG
5.125% due 07/29/2026 •(e)(f)	800	719
7.000% due 02/19/2025 •(e)(f)	200	199

UDR, Inc.
3.500% due 07/01/2027	2,400	2,290

UniCredit SpA
7.830% due 12/04/2023	5,000	5,180

Wells Fargo & Co.
3.350% due 03/02/2033 •	4,500	3,997
3.550% due 09/29/2025	800	787
3.584% due 05/22/2028 •	17,250	16,379
4.478% due 04/04/2031 •	10,000	9,790

Willis North America, Inc.
2.950% due 09/15/2029	1,300	1,116

WP Carey, Inc.
2.400% due 02/01/2031	3,900	3,189

		760,416

INDUSTRIALS 12.1%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	3,000	2,453

Air Canada
3.875% due 08/15/2026	1,000	848

Air Canada Pass-Through Trust
5.250% due 10/01/2030	2,110	2,112

Alcon Finance Corp.
2.600% due 05/27/2030	3,200	2,724

American Airlines Pass-Through Trust
3.375% due 11/01/2028	8,822	7,923
3.700% due 04/01/2028	1,861	1,615
4.000% due 01/15/2027	2,573	2,370

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines, Inc.
5.500% due 04/20/2026	$3,900	$3,597
5.750% due 04/20/2029	1,400	1,200

Arrow Electronics, Inc.
3.250% due 09/08/2024	5,000	4,892
3.875% due 01/12/2028	2,500	2,381

Ashtead Capital, Inc.
4.250% due 11/01/2029	5,000	4,404

Bacardi Ltd.
4.450% due 05/15/2025	5,000	4,955
5.150% due 05/15/2038	1,200	1,141

BAT Capital Corp.
2.259% due 03/25/2028	5,200	4,361
4.390% due 08/15/2037	3,200	2,544

BAT International Finance PLC
1.668% due 03/25/2026	3,700	3,280

Bio-Rad Laboratories, Inc.
3.300% due 03/15/2027	1,000	945

Boeing Co.
5.705% due 05/01/2040	100	93
5.805% due 05/01/2050	100	92

Bowdoin College
4.693% due 07/01/2112	3,400	3,356

Broadcom, Inc.
3.187% due 11/15/2036	3,600	2,742
3.419% due 04/15/2033	2,000	1,656
3.469% due 04/15/2034	500	408
4.110% due 09/15/2028	7,435	7,062

California Institute of Technology
4.283% due 09/01/2116	3,000	2,646

CDW LLC
2.670% due 12/01/2026	3,000	2,678

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	1,000	966

Charter Communications Operating LLC
4.908% due 07/23/2025	2,000	2,007
5.050% due 03/30/2029	2,000	1,927

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	5,000	5,023

Choice Hotels International, Inc.
3.700% due 12/01/2029	6,700	6,040

Citrix Systems, Inc.
3.300% due 03/01/2030	3,620	3,534
4.500% due 12/01/2027	3,000	2,971

Claremont Mckenna College
3.775% due 01/01/2122	3,000	2,160

CommonSpirit Health
4.187% due 10/01/2049	7,300	6,146

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	3,794
4.500% due 09/16/2025	3,500	3,496

CVS Health Corp.
3.000% due 08/15/2026	4,000	3,831
3.750% due 04/01/2030	2,600	2,435
4.125% due 04/01/2040	4,200	3,673
5.300% due 12/05/2043	2,000	2,002

DAE Funding LLC
2.625% due 03/20/2025	4,000	3,725
3.375% due 03/20/2028	5,000	4,405

Dell International LLC
4.000% due 07/15/2024	6,500	6,482
4.900% due 10/01/2026	3,000	3,007
5.300% due 10/01/2029	2,400	2,368
6.020% due 06/15/2026	1,000	1,040
6.100% due 07/15/2027	700	735
6.200% due 07/15/2030	1,000	1,042

Delta Air Lines, Inc.
4.375% due 04/19/2028	800	681
4.750% due 10/20/2028	1,800	1,702
7.000% due 05/01/2025	200	203
7.375% due 01/15/2026	2,200	2,202

Diamondback Energy, Inc.
3.500% due 12/01/2029	200	183

eBay, Inc.
3.600% due 06/05/2027	1,000	960

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	65

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ecopetrol SA
5.875% due 09/18/2023	$5,200	$5,223

Energy Transfer LP
3.900% due 05/15/2024	2,750	2,731
3.900% due 07/15/2026	100	96
5.000% due 10/01/2022	2,500	2,503
5.950% due 12/01/2025	2,300	2,384

Enterprise Products Operating LLC
5.700% due 02/15/2042	200	202

Equinor ASA
3.125% due 04/06/2030	2,100	1,949

ERAC USA Finance LLC
3.800% due 11/01/2025	900	885

Expedia Group, Inc.
3.800% due 02/15/2028	2,500	2,281
6.250% due 05/01/2025	1,054	1,087

Ferguson Finance PLC
3.250% due 06/02/2030	2,000	1,734

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	2,700	2,208
4.317% due 12/30/2039	2,700	2,106

Flex Ltd.
4.750% due 06/15/2025	1,600	1,614
4.875% due 06/15/2029	2,000	1,928

Ford Motor Co.
5.291% due 12/08/2046	1,000	770

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	6,950	6,500

General Electric Co.
4.250% due 05/01/2040	6,000	5,059

Georgetown University
5.215% due 10/01/2118	6,560	6,346

Global Payments, Inc.
2.650% due 02/15/2025	2,600	2,484
3.200% due 08/15/2029	2,600	2,275

Hyatt Hotels Corp.
1.800% due 10/01/2024	3,000	2,838

Hyundai Capital America
5.875% due 04/07/2025	6,000	6,189

Imperial Brands Finance PLC
3.500% due 07/26/2026	5,000	4,692
3.875% due 07/26/2029	3,000	2,705

Infor, Inc.
1.750% due 07/15/2025	6,100	5,649

KB Home
4.000% due 06/15/2031	4,000	3,093

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,000	2,037
7.750% due 01/15/2032	3,000	3,504

Las Vegas Sands Corp.
3.200% due 08/08/2024	3,600	3,404
3.500% due 08/18/2026	1,100	957

Lundin Energy Finance BV
2.000% due 07/15/2026	700	626
3.100% due 07/15/2031	200	166

Magallanes, Inc.
5.391% due 03/15/2062	1,100	922

Marriott International, Inc.
2.750% due 10/15/2033	1,300	1,024

Massachusetts Institute of Technology
4.678% due 07/01/2114	1,360	1,366

MDC Holdings, Inc.
3.966% due 08/06/2061	5,000	2,886
6.000% due 01/15/2043	500	409

Melco Resorts Finance Ltd.
5.750% due 07/21/2028	400	258

MGM China Holdings Ltd.
5.250% due 06/18/2025	400	307
5.875% due 05/15/2026	200	151

Micron Technology, Inc.
4.185% due 02/15/2027	6,000	5,862

Mileage Plus Holdings LLC
6.500% due 06/20/2027	5,100	5,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPLX LP
4.250% due 12/01/2027	$4,200	$4,057

National Fuel Gas Co.
2.950% due 03/01/2031	3,900	3,169

New York & Presbyterian Hospital
4.763% due 08/01/2116	3,000	2,814

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	3,850	3,787
3.522% due 09/17/2025	3,800	3,601

NXP BV
3.150% due 05/01/2027	700	649
3.400% due 05/01/2030	1,000	883

ONEOK Partners LP
3.375% due 10/01/2022	3,200	3,200

Oracle Corp.
3.950% due 03/25/2051 (g)	2,000	1,472

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	4,300	4,115

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026	200	189
4.400% due 06/15/2030	1,900	1,698

Petroleos Mexicanos
6.490% due 01/23/2027	311	270
6.700% due 02/16/2032	4,600	3,517

Prosus NV
3.257% due 01/19/2027	2,500	2,175
3.680% due 01/21/2030	2,700	2,153
4.193% due 01/19/2032	2,300	1,839

Quanta Services, Inc.
2.900% due 10/01/2030	4,850	4,001

RELX Capital, Inc.
3.000% due 05/22/2030	500	450

Reynolds American, Inc.
5.850% due 08/15/2045	710	597

Rockies Express Pipeline LLC
3.600% due 05/15/2025	3,000	2,725

Royalty Pharma PLC
1.750% due 09/02/2027	5,000	4,266

S&P Global, Inc.
4.750% due 08/01/2028	500	509

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025	2,000	2,042
5.875% due 06/30/2026	3,000	3,105

Sands China Ltd.
2.550% due 03/08/2027	900	657
3.100% due 03/08/2029	2,000	1,419
3.250% due 08/08/2031	1,800	1,192
3.800% due 01/08/2026	800	642
5.125% due 08/08/2025	800	672
5.400% due 08/08/2028	2,300	1,777

ServiceNow, Inc.
1.400% due 09/01/2030	900	705

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	4,469	4,473

Starbucks Corp.
4.450% due 08/15/2049	200	180

Studio City Finance Ltd.
5.000% due 01/15/2029	700	362
6.000% due 07/15/2025	200	127

Syngenta Finance NV
4.441% due 04/24/2023	5,400	5,445

T-Mobile USA, Inc.
1.500% due 02/15/2026	900	814
2.050% due 02/15/2028	5,000	4,346

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	8,000	6,918

Time Warner Entertainment Co. LP
8.375% due 07/15/2033	500	579

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	1,180	1,155

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	3,198	2,661

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	2,000	1,824

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
3.100% due 01/07/2030	$1,068	$977
3.450% due 01/07/2030	3,203	2,783
4.550% due 08/25/2031	2,152	1,929

United Airlines, Inc.
4.375% due 04/15/2026	3,400	3,008
4.625% due 04/15/2029	2,500	2,129

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031	3,900	3,159

VMware, Inc.
4.700% due 05/15/2030	6,700	6,467

Weir Group PLC
2.200% due 05/13/2026	2,000	1,761

Wesleyan University
4.781% due 07/01/2116	3,248	2,968

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	2,200	2,100
3.450% due 11/15/2026	1,200	1,094
4.950% due 09/15/2028	6,130	5,926

WRKCo, Inc.
3.900% due 06/01/2028	500	482

Wynn Macau Ltd.
5.500% due 01/15/2026	400	278
5.500% due 10/01/2027	200	130
5.625% due 08/26/2028	1,900	1,176

Yara International ASA
3.148% due 06/04/2030	1,500	1,282

		390,536

UTILITIES 2.4%

American Transmission Systems, Inc.
5.000% due 09/01/2044	300	290

AT&T, Inc.
3.550% due 09/15/2055	60	45
3.650% due 09/15/2059	98	74
3.800% due 12/01/2057	602	466

Edison International
2.950% due 03/15/2023	700	694

Exelon Corp.
4.050% due 04/15/2030	3,250	3,122

FirstEnergy Corp.
4.400% due 07/15/2027	6,100	5,765

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	4,450	4,404

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	6,300	5,648

Jersey Central Power & Light Co.
4.300% due 01/15/2026	300	297

Metropolitan Edison Co.
4.300% due 01/15/2029	600	591

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	900	879

NGPL PipeCo LLC
4.875% due 08/15/2027	3,200	3,169

ONEOK, Inc.
7.150% due 01/15/2051	100	106

Pacific Gas & Electric Co.
3.300% due 03/15/2027	900	807
3.300% due 12/01/2027	100	87
3.300% due 08/01/2040	4,200	2,902
3.500% due 08/01/2050	500	335
3.750% due 07/01/2028	500	442
4.450% due 04/15/2042	2,000	1,505
4.500% due 07/01/2040	1,700	1,320
4.550% due 07/01/2030	9,100	8,094

Pennsylvania Electric Co.
3.250% due 03/15/2028	1,100	1,022
3.600% due 06/01/2029	2,000	1,888

Plains All American Pipeline LP
3.600% due 11/01/2024	7,987	7,819

Puget Energy, Inc.
4.224% due 03/15/2032 (g)	3,000	2,769

66	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SA Global Sukuk Ltd.
2.694% due 06/17/2031	$2,100	$1,850

SES SA
3.600% due 04/04/2023	1,700	1,681

Sprint Corp.
7.125% due 06/15/2024	500	515

Texas Electric Market Stabilization Funding N LLC
5.057% due 08/01/2048	15,500	15,651

Toledo Edison Co.
2.650% due 05/01/2028	2,918	2,737

		76,974

Total Corporate Bonds & Notes (Cost $1,361,558)		1,227,926

MUNICIPAL BONDS & NOTES 2.1%

CALIFORNIA 0.8%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.714% due 06/01/2041	3,700	3,014
3.850% due 06/01/2050	4,750	4,290

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.158% due 06/01/2026	4,800	4,468

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	6,000	4,383

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	7,506	7,158

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	1,966

		25,279

FLORIDA 0.2%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	7,738

GEORGIA 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	1,087	1,279

ILLINOIS 0.2%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	7,425

MICHIGAN 0.1%

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	2,000	1,828

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.800% due 07/01/2022	1,000	1,000

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,400	4,215

		5,215

NEW YORK 0.2%

New York City, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2006
6.027% due 01/01/2046	600	640

Port Authority of New York & New Jersey Revenue Bonds, Series 2015
4.810% due 10/15/2065	1,000	1,036

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	$7,500	$5,581

		7,257

TEXAS 0.1%

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	4,200	3,709

VIRGINIA 0.1%

University of Virginia Revenue Bonds, Series 2017
4.179% due 09/01/2117	870	756

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,300	3,560

		4,316

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	883	844
4.875% due 06/01/2049	5,000	4,581

		5,425

Total Municipal Bonds & Notes (Cost $81,447)		69,471

U.S. GOVERNMENT AGENCIES 31.8%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	96	83
2.030% due 11/01/2035 •	2	2
2.085% due 10/01/2035 •	3	3
2.127% due 12/01/2028 •	156	156
2.218% due 09/01/2034 •	22	22
3.000% due 03/25/2033 - 02/25/2043	3	3
3.195% due 04/01/2036 •	5	5
3.500% due 06/25/2042	599	586
4.000% due 10/01/2026 - 07/01/2044	885	870
4.376% due 09/25/2042 •(a)	23,705	4,183
4.500% due 09/01/2023 - 06/01/2051	1,032	1,030
4.727% due 05/25/2042 •	134	114
4.796% (US0001M + 6.420%) due 04/25/2040 ~(a)	43	5
5.000% due 05/01/2026 - 11/01/2039	1,066	1,070
5.500% due 12/01/2031 - 04/01/2039	610	624
5.576% (US0001M + 7.200%) due 05/25/2036 ~(a)	886	109
6.000% due 05/25/2031 - 09/01/2037	571	594
6.500% due 01/01/2036 - 05/01/2038	55	59
7.000% due 04/01/2037 - 03/01/2038	48	51
7.500% due 10/01/2037	68	74
15.783% due 01/25/2036 •	106	106
16.923% (US0012M + 25.636%) due 07/25/2023 ~	1	1

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	464	418
1.089% due 06/15/2040 ~(a)	9,639	337
2.355% due 07/01/2036 •	5	5
2.433% due 10/01/2036 •	1	1
2.995% due 12/01/2031 •	49	49
3.000% due 01/01/2043 - 04/01/2043	5	4
3.471% due 11/15/2048 •(a)	23,192	1,147
3.500% due 12/15/2028 (a)	969	48
3.500% due 10/01/2033 - 04/01/2049	48,697	47,639
3.626% due 12/15/2040 •(a)	1,315	94

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.706% due 05/15/2041 •	$871	$761
4.000% due 09/01/2033 - 06/01/2049	58,282	58,460
4.500% due 02/01/2034 - 11/01/2044	3,988	4,082
5.000% due 03/01/2033 - 07/15/2041	338	348
5.202% due 06/15/2042 •	50	37
5.250% due 04/15/2033	23	24
5.500% due 01/01/2023 - 10/01/2037	815	841
6.000% due 01/01/2034 - 08/01/2037	122	126
6.500% due 01/01/2037 - 07/01/2037	20	20
7.252% due 01/15/2041 •	4,165	4,126
9.000% due 12/01/2025 - 08/01/2030	2	2
9.500% due 01/01/2025	6	6
10.000% due 04/01/2025	1	1
15.824% due 10/15/2023 •	18	18
16.022% (US0001M + 19.663%) due 05/15/2033 ~	31	34

Ginnie Mae
3.500% due 12/20/2040 - 03/20/2047	10,183	10,055
4.000% due 09/20/2040 - 06/15/2047	15,223	15,433
4.500% due 08/20/2038 - 02/20/2047	1,582	1,613
4.750% due 01/20/2035	46	48
5.000% due 03/20/2034 - 04/20/2040	392	399
5.500% due 04/16/2034 - 11/20/2038	37	39
6.000% due 08/20/2038 - 02/20/2039	56	59
6.500% due 12/20/2038	26	26

Ginnie Mae, TBA
3.500% due 07/01/2052	102,800	99,909

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (d)	2,500	1,314
4.250% due 09/15/2065	10,000	10,254

Uniform Mortgage-Backed Security
3.000% due 03/01/2050	13,943	13,076
3.500% due 09/01/2045 - 08/01/2049	39,742	38,802
4.000% due 04/01/2022 - 05/01/2049	58,179	58,310
4.500% due 06/01/2039 - 02/01/2049	19,487	19,856
7.000% due 10/01/2022 - 01/01/2023	11	11

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2052	30,000	26,016
2.500% due 08/01/2052	222,778	200,180
3.000% due 08/01/2052	272,800	253,875
3.500% due 07/01/2052 - 08/01/2052	150,600	144,747
4.000% due 04/01/2052	2,000	1,969

Total U.S. Government Agencies (Cost $1,044,050)		1,024,369

U.S. TREASURY OBLIGATIONS 15.9%

U.S. Treasury Bonds
2.875% due 05/15/2052	75,000	70,857
3.250% due 05/15/2042 (i)	310,000	302,638

U.S. Treasury Notes
2.875% due 06/15/2025 (i)	140,000	139,453

Total U.S. Treasury Obligations (Cost $510,448)		512,948

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.4%

American Home Mortgage Investment Trust
1.984% due 12/25/2046 •	3,341	2,910

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	4,600	4,109

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	67

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAMLL Commercial Mortgage Securities Trust
2.524% due 03/15/2034 •	$5,385	$5,256

Banc of America Funding Trust
1.144% due 08/27/2036 ~	8,673	8,119

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	1,000	1,002

BCAP LLC Trust
1.924% due 05/25/2047 ^•	1,750	1,690

Bear Stearns ALT-A Trust
2.264% (US0001M + 0.640%) due 04/25/2034 ~	14	14

BWAY Mortgage Trust
2.574% due 09/15/2036 •	5,000	4,815

BX Commercial Mortgage Trust
2.054% due 10/15/2036 •	2,200	2,096

BXMT Ltd.
2.288% (SOFR30A + 1.514%) due 11/15/2037 ~	7,500	7,425

Chase Mortgage Finance Trust
6.000% due 05/25/2036	3,694	2,015

ChaseFlex Trust
6.500% due 02/25/2037	3,936	1,691

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	7,800	7,509
3.778% due 09/10/2058	8,100	8,029

Citigroup Mortgage Loan Trust
1.944% (US0001M + 0.320%) due 09/25/2036 ~	868	826
2.424% (US0001M + 0.800%) due 08/25/2035 ^~	469	452

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034	1,504	1,472

Commercial Mortgage Trust
2.625% due 12/15/2038 •	6,400	6,145

Countrywide Alternative Loan Trust
1.874% (US0001M + 0.250%) due 06/25/2037 ^~	564	465
1.984% due 05/25/2047 •	170	148
2.252% due 12/20/2035 •	3,463	3,176
5.500% due 07/25/2035	1,195	918
5.500% due 08/25/2035	345	318
5.500% due 12/25/2035	773	614
5.500% due 02/25/2036	1,586	1,358
5.750% due 05/25/2036	374	193
6.000% due 04/25/2037	3,269	2,974
6.250% due 08/25/2036	344	231

Countrywide Home Loan Mortgage Pass-Through Trust
2.164% due 03/25/2035 •	80	74
2.761% due 03/20/2036 ~	618	590
2.879% due 02/20/2036 ~	709	676
3.093% due 11/25/2037 ~	2,411	2,268

Countrywide Home Loan Reperforming REMIC Trust
1.964% due 01/25/2036 •	1,561	1,492

Credit Suisse First Boston Mortgage Securities Corp.
2.274% due 11/25/2031 •	29	20
3.055% due 11/25/2034 ~	24	24

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~	1,959	1,833
6.000% due 07/25/2037 ^	485	434

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 03/25/2037	778	483
6.421% due 10/25/2037 ~	3,142	2,335

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~	2,449	2,314
1.926% due 07/27/2061 ~	3,884	3,628
2.691% due 03/25/2060 ~	5,398	5,248
3.023% due 08/25/2060 ~	4,098	3,966

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.104% due 01/25/2047 •	4,354	3,983

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~	155	145
5.665% due 02/25/2036 ~	1,437	1,349

GCAT LLC
2.981% due 09/25/2025 þ	2,754	2,709

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Great Hall Mortgages PLC
2.193% due 06/18/2039 •	$1,350	$1,326

GSMPS Mortgage Loan Trust
1.974% due 01/25/2036 •	2,181	1,837

GSR Mortgage Loan Trust
2.668% due 11/25/2035 ~	9	9
2.819% due 09/25/2034 ~	174	171
2.867% due 01/25/2036 ~	1,180	1,171
6.000% due 03/25/2036	4,392	2,097
6.500% due 05/25/2036	663	244

HarborView Mortgage Loan Trust
1.802% (US0001M + 0.190%) due 01/19/2038 ~	3,363	3,052
1.817% due 12/19/2036 •	2,297	2,020
2.152% (US0001M + 0.540%) due 03/19/2035 ~	950	930

HomeBanc Mortgage Trust
2.284% (US0001M + 0.660%) due 10/25/2035 ~	90	90

Impac Secured Assets Trust
2.024% due 11/25/2036 •	916	891

IndyMac INDX Mortgage Loan Trust
3.104% due 09/25/2036 ~	1,595	1,168

JP Morgan Alternative Loan Trust
2.892% due 12/25/2035 ^~	524	408

JP Morgan Chase Commercial Mortgage Securities Trust
3.648% due 12/15/2049 ~	3,700	3,591

JP Morgan Mortgage Trust
2.896% due 02/25/2036 ^~	839	688
2.947% due 07/25/2035 ~	15	15
6.000% due 08/25/2037 ^	819	502
6.500% due 01/25/2036 ^	5,164	3,175

JP Morgan Resecuritization Trust
5.035% due 07/27/2037 ~	1	1

Key Commercial Mortgage Securities Trust
2.233% due 09/16/2052	10,000	8,513

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	1,398	1,293
1.875% due 10/25/2068 þ	4,269	4,094
1.892% due 10/25/2066 þ	1,756	1,706
1.991% due 09/25/2060 ~	935	913
2.250% due 07/25/2067 þ	2,395	2,243
3.000% due 06/25/2059 þ	3,451	3,448

Lehman XS Trust
1.476% (12MTA + 1.000%) due 11/25/2035 ~	18	18
1.984% due 12/25/2036 •	2,740	2,715
2.004% (US0001M + 0.380%) due 11/25/2046 ~	3,071	2,741

LUXE Commercial Mortgage Trust
2.374% due 10/15/2038 •	6,600	6,366

MASTR Adjustable Rate Mortgages Trust
0.000% due 04/25/2034 ~	567	499
2.506% due 03/25/2035 ~	31	31
4.446% (US0012M + 1.750%) due 12/25/2035 ~	3,914	3,922

Merrill Lynch Mortgage Investors Trust
2.184% (US0001M + 0.560%) due 07/25/2029 ~	231	221
2.603% due 05/25/2029 ~	12	11

MFA Trust
1.014% due 01/26/2065 ~	2,674	2,583
1.324% due 01/26/2065 ~	728	704
1.381% due 04/25/2065 ~	4,934	4,756
1.632% due 01/26/2065 ~	1,399	1,354
1.638% due 04/25/2065 ~	2,039	1,967

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,385	3,313
2.750% due 08/25/2059 ~	915	890

Morgan Stanley Mortgage Loan Trust
2.535% due 06/25/2036 ~	2,869	2,831

Natixis Commercial Mortgage Securities Trust
2.274% due 08/15/2038 •	900	868

New York Mortgage Trust
1.670% due 08/25/2061 þ	3,734	3,429

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.874% due 06/25/2037 •	$6,164	$5,387

Nomura Resecuritization Trust
6.500% due 10/26/2037	1,945	1,074

One New York Plaza Trust
2.274% due 01/15/2036 •	6,100	5,919

Preston Ridge Partners Mortgage
3.720% due 02/25/2027 þ	4,474	4,314

PRET LLC
2.487% due 10/25/2051 ~	1,235	1,156

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ	1,714	1,613

RBSGC Mortgage Loan Trust
2.004% (US0001M + 0.380%) due 12/25/2034 ~	1,523	1,363

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	1,477	1,277
6.000% due 12/25/2036 ^	1,128	988
6.500% due 07/25/2037 ^	2,529	2,189

Residential Asset Securitization Trust
2.174% due 08/25/2033 •	24	23
5.500% due 08/25/2034	1,536	1,491

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	519	455

Sequoia Mortgage Trust
0.930% due 02/20/2035 •	512	470
2.295% (US0001M + 0.700%) due 07/20/2033 ~	27	25

Starwood Mortgage Residential Trust
1.439% due 11/25/2055 ~	796	775
1.593% due 11/25/2055 ~	1,028	1,000

Thornburg Mortgage Securities Trust
2.489% due 10/25/2046 ~	1,124	1,095
4.783% (US0012M + 1.250%) due 06/25/2037 ~	250	233

Verus Securitization Trust
1.824% due 11/25/2066 ~	3,404	3,080
3.035% due 03/25/2060 ~	100	98
3.889% due 03/25/2060 ~	300	297

WaMu Mortgage Pass-Through Certificates Trust
1.723% (COF 11 + 1.500%) due 10/25/2046 ~	1,160	1,066
2.550% due 01/25/2037 ^~	2,828	2,573
3.176% due 07/25/2037 ^~	2,274	2,171

Washington Mutual Mortgage Pass-Through Certificates Trust
1.446% (12MTA + 0.970%) due 05/25/2046 ^~	415	341
2.144% (US0001M + 0.520%) due 12/25/2035 ~	7,485	6,802
4.168% due 10/25/2036 ^þ	7,828	3,288

Wells Fargo Commercial Mortgage Trust
2.448% due 06/15/2053	13,900	12,158
3.451% due 02/15/2048	3,500	3,432

Wells Fargo Mortgage-Backed Securities Trust
2.933% due 12/28/2037 ~	1,612	1,510
3.260% due 08/25/2036 ^~	327	310

Worldwide Plaza Trust
3.526% due 11/10/2036	8,900	8,300

Total Non-Agency Mortgage-Backed Securities (Cost $292,798)		270,629

ASSET-BACKED SECURITIES 19.8%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ	2,788	2,637

522 Funding CLO Ltd.
2.103% due 10/20/2031 •	4,400	4,299

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	1,265	1,248

AASET Trust
2.798% due 01/15/2047	2,913	2,491
3.967% due 05/16/2042	1,809	1,505

AASET U.S. Ltd.
3.844% due 01/16/2038	1,738	1,188

68	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ACE Securities Corp. Home Equity Loan Trust
2.124% due 10/25/2036 •	$4,821	$2,085

ACREC Ltd.
2.762% due 10/16/2036 •	2,000	1,911

Aegis Asset-Backed Securities Trust
2.344% (US0001M + 0.720%) due 08/25/2035 ~	221	215

ALESCO Preferred Funding Ltd.
2.484% (US0003M + 0.330%) due 12/23/2036 ~	1,052	985
2.904% due 09/23/2038 •	2,260	2,139

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.775% due 06/25/2033 •	3,707	3,572

Apex Credit CLO Ltd.
3.086% due 09/20/2029 •	2,842	2,801

Argent Securities Trust
2.004% due 03/25/2036 •	3,550	3,285

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.084% (US0001M + 0.460%) due 01/25/2036 ~	5,439	5,112

Asset-Backed Funding Certificates Trust
1.764% due 10/25/2036 •	1,379	1,283
1.784% due 01/25/2037 •	2,022	1,246
2.104% due 09/25/2036 •	3,913	3,774

Asset-Backed Securities Corp. Home Equity Loan Trust
2.329% (US0001M + 0.705%) due 11/25/2035 ~	2,884	2,846
2.434% due 06/25/2034 •	2,707	2,522
2.449% due 04/25/2034 •	781	732
4.549% due 08/15/2032 •	391	370

Atlas Senior Loan Fund Ltd.
2.194% due 01/16/2030 •	7,185	7,111

Atrium Corp.
1.966% due 04/22/2027 •	1,610	1,586

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	721	723

Bear Stearns Asset-Backed Securities Trust
1.854% due 11/25/2036 •	3,200	2,931
2.524% (US0001M + 0.900%) due 03/25/2034 ~	2,239	2,177
2.599% due 12/25/2034 •	2,033	1,993
2.749% due 03/25/2035 •	800	789

BSPRT Issuer Ltd.
1.000% (TSFR1M + 2.296%) due 07/15/2039 ~	4,000	3,985

Carlyle Global Market Strategies CLO Ltd.
2.361% due 08/14/2030 •	10,300	10,149

Carrington Mortgage Loan Trust
1.784% due 10/25/2036 •	2,699	2,253
1.884% due 02/25/2037 •	4,817	4,506
2.674% (US0001M + 1.050%) due 05/25/2035 ~	5,100	4,989

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	806	726

Cathedral Lake Ltd.
1.929% due 10/20/2030	9,000	8,595

CIT Mortgage Loan Trust
2.974% due 10/25/2037 •	872	869
3.124% due 10/25/2037 •	5,000	4,682

Citigroup Mortgage Loan Trust
1.944% (US0001M + 0.320%) due 09/25/2036 ~	1,235	946
6.664% due 05/25/2036 þ	4,456	1,842

Citigroup Mortgage Loan Trust, Inc.
1.884% due 03/25/2037 •	254	231
2.299% (US0001M + 0.675%) due 10/25/2035 ^~	681	672
2.524% due 01/25/2036 •	1,780	1,707

CLNC Ltd.
2.874% (TSFR1M + 1.364%) due 08/20/2035 ~	3,691	3,617

Countrywide Asset-Backed Certificates Trust
1.764% due 06/25/2035 •	3,175	2,957

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.764% due 05/25/2037 •	$3,386	$3,206
1.824% (US0001M + 0.200%) due 06/25/2047 ^~	8,147	7,327
1.844% due 09/25/2037 ^•	2,117	2,175
1.854% due 04/25/2047 •	6,800	6,222

Countrywide Asset-Backed Certificates Trust, Inc.
2.424% due 08/25/2047 •	797	791
2.674% due 09/25/2034 •	1,142	1,111

Diamond Issuer
2.305% due 11/20/2051	1,800	1,586

Dryden Senior Loan Fund
2.064% due 04/15/2029 •	8,291	8,180

ECMC Group Student Loan Trust
2.624% due 01/27/2070 •	4,354	4,259

EMC Mortgage Loan Trust
2.724% due 08/25/2040 •	986	950

First Franklin Mortgage Loan Asset-Backed Certificates
2.449% (US0001M + 0.825%) due 05/25/2034 ~	1,865	1,800

First Franklin Mortgage Loan Trust
1.734% due 12/25/2037 •	3,061	2,926
1.944% due 10/25/2036 •	3,478	2,520
2.224% (US0001M + 0.600%) due 11/25/2035 ~	270	259
2.809% (US0001M + 1.185%) due 12/25/2034 ~	1,475	1,426
3.049% (US0001M + 1.425%) due 10/25/2034 ~	1,184	1,161

Fremont Home Loan Trust
2.494% due 11/25/2034 •	6,165	5,505
2.674% due 11/25/2034 •	477	463

Galaxy CLO Ltd.
2.014% (US0003M + 0.970%) due 10/15/2030 ~	700	689

GSAA Home Equity Trust
2.064% (US0001M + 0.440%) due 03/25/2047 ~	3,071	1,324

GSAMP Trust
2.374% due 01/25/2034 •	1,089	1,066
2.404% due 07/25/2045 •	3,231	3,192
3.499% due 08/25/2034 •	4,885	4,612

Hertz Vehicle Financing LLC
1.990% due 06/25/2026	2,300	2,157
2.330% due 06/26/2028	4,700	4,264

Home Equity Asset Trust
2.104% (US0001M + 0.480%) due 08/25/2037 ~	1,048	1,022

Home Equity Mortgage Loan Asset-Backed Trust
1.814% due 07/25/2037 •	8,331	3,903
1.864% due 11/25/2036 •	6,129	5,004

Horizon Aircraft Finance Ltd.
3.721% due 07/15/2039	4,227	3,748

IXIS Real Estate Capital Trust
2.254% (US0001M + 0.630%) due 02/25/2036 ~	421	438

JP Morgan Mortgage Acquisition Corp.
2.209% due 05/25/2035 •	3,132	3,097

JP Morgan Mortgage Acquisition Trust
2.004% due 07/25/2036 •	1,100	1,052
2.074% (US0001M + 0.450%) due 07/25/2036 ~	1,510	1,363

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	3,683	2,984

KKR CLO Ltd.
1.994% due 07/15/2030 •	10,000	9,825

LCCM Trust
2.524% due 12/13/2038 •	2,900	2,843
2.774% due 11/15/2038 •	3,000	2,918

LCM LP
2.063% due 07/20/2030 •	10,000	9,843

Lehman XS Trust
4.157% due 06/25/2036 þ	2,423	2,432
6.260% due 11/25/2035 þ	3,540	1,969

LL ABS Trust
1.070% due 05/15/2029	1,065	1,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LoanCore Issuer Ltd.
2.624% (US0001M + 1.300%) due 11/15/2038 ~	$3,300	$3,174

Long Beach Mortgage Loan Trust
2.674% due 06/25/2035 •	5,096	4,986
2.774% due 09/25/2034 •	705	682

Lunar Aircraft Ltd.
3.376% due 02/15/2045	2,233	1,912

Magnetite Ltd.
2.291% due 11/15/2028 •	3,352	3,301

Marathon CLO Ltd.
2.194% due 04/15/2029 •	2,514	2,483

Marble Point CLO Ltd.
2.084% due 10/15/2030 •	4,200	4,139

Merrill Lynch Mortgage Investors Trust
3.648% due 02/25/2037 ^þ	12,441	1,922

METAL LLC
4.581% due 10/15/2042	3,038	2,395

MF1 Ltd.
2.142% (SOFR30A + 1.350%) due 02/19/2037 ~	7,300	7,033
3.148% (TSFR1M + 1.814%) due 11/15/2035 ~	7,400	7,375

MKS CLO Ltd.
2.063% (US0003M + 1.000%) due 07/20/2030 ~	3,800	3,754

Morgan Stanley ABS Capital, Inc. Trust
1.694% (US0001M + 0.070%) due 10/25/2036 ~	75	38
1.754% due 01/25/2037 •	1,850	984
1.764% (US0001M + 0.140%) due 05/25/2037 ~	126	111
1.774% due 10/25/2036 •	300	169
1.844% (US0001M + 0.220%) due 11/25/2036 ~	3,055	1,637
2.124% due 07/25/2036 •	1,563	680
2.124% due 08/25/2036 •	14,191	7,891
2.284% (US0001M + 0.660%) due 11/25/2035 ~	5,405	5,254
2.404% (US0001M + 0.780%) due 01/25/2035 ~	133	129
2.539% due 07/25/2034 •	903	875
2.874% due 07/25/2037 •	6,420	5,838

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 ^þ	2,891	1,275

Mountain View CLO LLC
2.134% (US0003M + 1.090%) due 10/16/2029 ~	3,786	3,739

Navient Private Education Loan Trust
1.330% due 04/15/2069	4,157	3,823
2.774% due 07/16/2040 •	1,461	1,457

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	1,599	1,491

New Century Home Equity Loan Trust
2.509% due 08/25/2034 •	830	800

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.389% (US0001M + 0.765%) due 05/25/2035 ~	1,300	1,271

Octane Receivables Trust
1.210% due 09/20/2028	6,209	6,006

Option One Mortgage Loan Trust
1.804% due 04/25/2037 •	2,347	1,210
1.904% due 07/25/2036 •	2,165	1,296

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029	2,024	1,969

Palmer Square Loan Funding Ltd.
1.844% (US0003M + 0.800%) due 10/15/2029 ~	5,302	5,206
2.278% due 02/20/2028 •	2,981	2,964
2.328% (US0003M + 0.850%) due 08/20/2027 ~	1,942	1,935

PRET LLC
1.744% due 07/25/2051 þ	1,510	1,417
1.868% due 07/25/2051 þ	4,128	3,728
5.240% due 04/25/2052 þ	6,779	6,669

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	69

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Raptor Aircraft Finance LLC
4.213% due 08/23/2044	$2,198	$1,701

Renaissance Home Equity Loan Trust
2.004% due 11/25/2035 •	893	791
5.586% due 11/25/2036 þ	662	276
5.608% due 05/25/2036 þ	13,964	7,639
5.812% due 11/25/2036 þ	12,200	5,286
5.893% due 06/25/2037 ^þ	2,722	929
6.115% due 08/25/2036 þ	8,664	4,163
6.120% due 11/25/2036 þ	1,166	531

Residential Asset Mortgage Products Trust
2.134% due 03/25/2036 •	1,721	1,673
3.649% (US0001M + 1.350%) due 03/25/2032 ~	931	836

Residential Asset Securities Corp. Trust
1.844% due 02/25/2037 •	5,081	4,776

S-Jets Ltd.
3.967% due 08/15/2042	4,235	3,728

Santander Retail Auto Lease Trust
2.510% due 01/26/2032	3,500	3,348

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	2,655	2,220

Saranac CLO Ltd.
2.584% due 08/13/2031 •	8,500	8,326

Saxon Asset Securities Trust
1.679% due 03/25/2035 ^•	433	419
2.404% due 05/25/2035 •	595	499
3.349% due 12/26/2034 •	1,773	1,530
3.374% (US0001M + 1.750%) due 12/25/2037 ~	649	637

Securitized Asset-Backed Receivables LLC Trust
2.204% due 12/25/2035 •	2,058	1,998
2.404% due 02/25/2034 •	2,872	2,790

Shackleton CLO Ltd.
1.983% due 10/20/2027 •	733	729

Signal Peak CLO Ltd.
2.294% due 04/25/2031 •	3,750	3,694

SLM Private Credit Student Loan Trust
2.099% due 12/15/2039 •	2,820	2,686
2.139% due 12/15/2038 •	485	469

SLM Student Loan Trust
1.934% due 04/25/2023 •	2,635	2,563
2.084% due 07/25/2023 •	3,974	3,894
2.684% (US0003M + 1.500%) due 04/25/2023 ~	1,770	1,757
2.684% due 04/25/2023 •	886	885
2.884% (US0003M + 1.700%) due 07/25/2023 ~	1,761	1,759

SMB Private Education Loan Trust
2.474% (US0001M + 0.850%) due 09/15/2054 ~	3,418	3,362

Sound Point CLO Ltd.
2.084% (US0003M + 0.900%) due 01/23/2029 ~	9,065	8,936
2.113% due 10/20/2028 •	16,512	16,313
2.164% due 07/25/2030 •	12,100	11,900
2.273% due 07/20/2032 •	13,000	12,668

Soundview Home Loan Trust
1.874% (US0001M + 0.250%) due 07/25/2037 ~	4,204	3,460

Specialty Underwriting & Residential Finance Trust
1.924% due 09/25/2037 •	6,920	5,073

Starwood Commercial Mortgage Trust
2.723% (US0001M + 1.200%) due 04/18/2038 ~	10,100	9,971

Stonepeak ABS
2.301% due 02/28/2033	987	921

Structured Asset Investment Loan Trust
1.796% (US0001M + 0.173%) due 07/25/2036 ~	5,108	3,412
2.254% due 11/25/2035 •	2,804	2,708
2.329% due 03/25/2034 •	2,619	2,476
3.124% due 11/25/2034 •	4,555	4,509

Structured Asset Securities Corp. Mortgage Loan Trust
2.494% due 07/25/2035 •	3,693	3,632

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.659% (US0001M + 1.035%) due 07/25/2035 ~	$2,915	$2,798

Theorem Funding Trust
1.210% due 12/15/2027	1,911	1,869
1.850% due 02/15/2028	1,741	1,707

THL Credit Wind River Clo Ltd.
2.124% due 04/15/2031 •	9,000	8,777

TICP CLO Ltd.
1.903% (US0003M + 0.840%) due 04/20/2028 ~	3,977	3,952

TPG Real Estate Finance Issuer Ltd.
2.424% due 02/15/2039 •	5,000	4,872
2.723% (US0001M + 1.200%) due 03/15/2038 ~	8,300	8,103

Venture CLO Ltd.
1.924% due 04/15/2027 •	6,566	6,495
1.963% due 10/20/2028 •	5,136	5,076
2.053% due 07/20/2030 •	5,000	4,920
2.083% due 04/20/2029 •	9,362	9,240
2.104% due 07/15/2031 •	4,700	4,621
2.113% due 07/20/2030 •	3,800	3,754
2.401% due 09/07/2030 •	10,650	10,505
2.628% due 08/28/2029 •	12,449	12,368

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	8,000	7,448
3.706% due 02/15/2057	2,400	2,115

Vibrant CLO Ltd.
2.103% due 09/15/2030 •	9,000	8,828

Voya CLO Ltd.
2.044% (US0003M + 1.000%) due 10/15/2030 ~	3,000	2,949

WaMu Asset-Backed Certificates WaMu Trust
1.849% due 05/25/2037 •	2,237	2,087

WAVE LLC
3.597% due 09/15/2044	4,220	3,458

Wellfleet CLO Ltd.
1.953% due 04/20/2029 •	1,386	1,376
1.953% due 07/20/2029 •	860	852

Wells Fargo Home Equity Asset-Backed Securities Trust
2.374% due 12/25/2035 •	3,100	3,024
4.174% (US0001M + 2.550%) due 04/25/2035 ~	131	127

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
2.224% (US0001M + 0.600%) due 04/25/2034 ~	81	78

Total Asset-Backed Securities (Cost $662,050)		637,212

SOVEREIGN ISSUES 0.1%

Chile Government International Bond
4.000% due 01/31/2052	1,800	1,496

Mexico Government International Bond
5.750% due 10/12/2110	4,000	3,373

Total Sovereign Issues (Cost $5,994)		4,869

	SHARES
PREFERRED SECURITIES 4.5%

BANKING & FINANCE 3.2%

American AgCredit Corp.
5.250% due 06/15/2026 •(e)	4,000,000	3,675

American Express Co.
3.550% due 09/15/2026 •(e)	5,000,000	4,081

Bank of America Corp.
5.875% due 03/15/2028 •(e)	5,300,000	4,660

Capital Farm Credit ACA
5.000% due 03/15/2026 •(e)	3,300,000	2,962

Capital One Financial Corp.
3.950% due 09/01/2026 •(e)	4,000,000	3,220

Charles Schwab Corp.
4.000% due 12/01/2030 •(e)	11,000,000	8,481
5.000% due 12/01/2027 •(e)	5,500,000	4,451
5.375% due 06/01/2025 •(e)	2,000,000	1,985

	SHARES	MARKET VALUE (000S)

Citigroup, Inc.
4.000% due 12/10/2025 •(e)	5,100,000	$4,424
5.000% due 09/12/2024 •(e)	1,500,000	1,324

CoBank ACB
4.250% due 01/01/2027 •(e)	1,700,000	1,458

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(e)	4,250,000	4,059

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(e)	11,600,000	9,034
3.800% due 05/10/2026 •(e)	1,400,000	1,094

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(e)	4,100,000	3,621
6.100% due 10/01/2024 •(e)	7,700,000	7,195

Northern Trust Corp.
4.600% due 10/01/2026 •(e)	8,700,000	7,725

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(e)	5,000,000	3,809

State Street Corp.
5.426% (US0003M + 3.597%) due 09/15/2022 ~(e)	167,000	163
5.625% due 12/15/2023 •(e)	5,000,000	4,525

SVB Financial Group
4.100% due 02/15/2031 •(e)	2,800,000	1,940

Truist Financial Corp.
5.100% due 03/01/2030 •(e)	5,000,000	4,550

U.S. Bancorp
5.300% due 04/15/2027 •(e)	700,000	597

Wells Fargo & Co.
5.875% due 06/15/2025 •(e)	700,000	684
5.900% due 06/15/2024 •(e)	15,000,000	13,600

		103,317

INDUSTRIALS 0.4%

Energy Transfer LP
6.750% due 05/15/2025 •(e)	3,000,000	2,515

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(e)	9,800,000	8,623

		11,138

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)	1,196,060	30,366

Total Preferred Securities (Cost $166,234)		144,821

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS (h) 2.2%
		70,222

U.S. TREASURY BILLS 0.6%
1.323% due 08/18/2022 (c)(d)(i)	$19,606	19,571

Total Short-Term Instruments (Cost $89,794)		89,793

Total Investments in Securities (Cost $4,241,541)		4,007,468

Total Investments 124.3% (Cost $4,241,541)		$4,007,468

Financial Derivative Instruments (j)(k) (0.0)% (Cost or Premiums, net $2,728)		(585)

Other Assets and Liabilities, net (24.3)%		(781,968)

Net Assets 100.0%		$3,224,915

70	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$32,351	$30,366	0.94%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	2,000	1,779	0.06
Deutsche Bank AG	3.035	05/28/2032	06/11/2021 - 08/31/2021	13,030	10,062	0.31
Deutsche Bank AG	3.729	01/14/2032	01/11/2021 - 01/25/2021	2,201	1,656	0.05
Morgan Stanley	0.000	04/02/2032	02/11/2020	7,797	5,621	0.17
Oracle Corp.	3.950	03/25/2051	04/21/2022	1,559	1,472	0.05
Puget Energy, Inc.	4.224	03/15/2032	03/14/2022	3,000	2,769	0.09

				$61,938	$53,725	1.67%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$4,122	U.S. Treasury Notes 2.875% due 06/15/2025	$(4,204)	$4,122	$4,122
MBC	1.490	06/30/2022	07/01/2022	66,100	U.S. Treasury Notes 0.875% due 01/31/2024	(68,246)	66,100	66,103

Total Repurchase Agreements						$(72,450)	$70,222	$70,225

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	1.350%	06/28/2022	07/01/2022	$(59,323)	$(59,330)
	1.550	06/28/2022	07/12/2022	(68,625)	(68,634)

Total Reverse Repurchase Agreements					$(127,964)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	1.375%	06/07/2022	08/12/2022	$(7,023)	$(7,029)

Total Sale-Buyback Transactions					$(7,029)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	71

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(127,964)	$0	$0	$(127,964)	$128,607	$643
FICC	4,122	0	0	0	4,122	(4,204)	(82)
MBC	66,103	0	0	0	66,103	(68,246)	(2,143)

Master Securities Forward Transaction Agreement
UBS	0	0	(7,029)	0	(7,029)	6,973	(56)

Total Borrowings and Other Financing Transactions	$70,225	$(127,964)	$(7,029)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(59,330)	$(68,634)	$0	$0	$(127,964)

Total	$(59,330)	$(68,634)	$0	$0	$(127,964)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	0	(7,029)	0	(7,029)

Total	$0	$0	$(7,029)	$0	$(7,029)

Total Borrowings	$(59,330)	$(68,634)	$(7,029)	$0	$(134,993)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(134,993)

(i)	Securities with an aggregate market value of $138,553 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(58,565) at a weighted average interest rate of 0.315%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(11) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra September Futures	09/2022	469	$(59,739)	$600	$0	$(458)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	575	(88,748)	(720)	0	(674)

Total Futures Contracts				$(120)	$0	$(1,132)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	06/20/2026	1.854%	$	3,400	$695	$(302)	$393	$0	$0
American International Group, Inc.	1.000	Quarterly	12/20/2026	0.982		1,400	30	(29)	1	0	(2)
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.502		23,600	174	(112)	62	0	0

72	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2023	1.520%	$	13,800	$55	$(120)	$(65)	$0	$(4)
Boeing Co.	1.000	Quarterly	12/20/2023	1.745		1,800	12	(31)	(19)	0	(2)
Boeing Co.	1.000	Quarterly	06/20/2026	2.327		1,500	(11)	(59)	(70)	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2026	2.445		5,300	(22)	(278)	(300)	0	(7)
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.575	EUR	200	(1)	(5)	(6)	0	(1)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.697		8,200	(50)	(275)	(325)	0	(64)
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.799		800	(10)	(29)	(39)	0	(6)
Citigroup, Inc.	1.000	Quarterly	12/20/2022	0.587	$	8,600	62	(43)	19	0	(1)
Devon Energy Corp.	1.000	Quarterly	12/20/2026	1.798		2,000	(16)	(48)	(64)	0	(3)
Devon Energy Corp.	1.000	Quarterly	06/20/2027	1.939		1,000	(26)	(15)	(41)	0	(1)
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	1.046		1,100	(14)	13	(1)	0	(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	4.319		300	16	(7)	9	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	1.700		700	8	(28)	(20)	0	(1)
General Motors Co.	5.000	Quarterly	12/20/2026	2.634		5,600	1,108	(579)	529	0	(7)
Hess Corp.	1.000	Quarterly	06/20/2026	1.625		3,600	(86)	5	(81)	0	(4)
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.505		8,600	64	(41)	23	0	0
Morgan Stanley	1.000	Quarterly	12/20/2022	0.568		1,700	12	(8)	4	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	3.730	EUR	6,000	(982)	506	(476)	0	(49)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.940		1,400	(142)	6	(136)	0	(12)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	4.096		2,100	(215)	(26)	(241)	0	(20)
Stellantis NV	5.000	Quarterly	12/20/2026	2.172		800	185	(85)	100	0	(5)
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	1.293		300	0	(5)	(5)	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2028	1.643		900	1	(34)	(33)	0	(5)
Valeo SA	1.000	Quarterly	06/20/2026	2.759		1,800	(25)	(96)	(121)	0	(8)
Valeo SA	1.000	Quarterly	06/20/2028	3.563		2,500	(106)	(234)	(340)	0	(19)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	1.105	$	900	20	(23)	(3)	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	1.198		5,600	132	(176)	(44)	0	(7)
Williams Cos., Inc.	1.000	Quarterly	12/20/2026	1.140		2,600	19	(33)	(14)	0	(6)

							$887	$(2,191)	$(1,304)	$0	$(239)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$5,900	$140	$(113)	$27	$0	$(2)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	4,600	93	(81)	12	0	(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	111,300	1,346	(1,347)	(1)	0	(22)
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	1,800	(9)	(24)	(33)	0	(4)

					$1,570	$(1,565)	$5	$0	$(29)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	0.980%	Semi-Annual	02/26/2024	CAD	228,000	$92	$(7,364)	$(7,272)	$126	$0
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		44,800	3	(1,517)	(1,514)	24	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		46,700	0	(2,058)	(2,058)	48	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		28,000	0	(1,233)	(1,233)	29	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		14,000	0	(612)	(612)	14	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		42,400	29	(1,936)	(1,907)	44	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		3,500	147	(446)	(299)	13	0
Pay	CPURNSA	2.670	Maturity	05/05/2026	$	61,000	0	(4,744)	(4,744)	223	0
Pay	CPURNSA	2.597	Maturity	07/09/2026		7,300	0	(525)	(525)	27	0
Pay	CPURNSA	2.573	Maturity	07/13/2026		7,300	0	(528)	(528)	27	0
Pay	UKRPI	3.686	Maturity	06/15/2031	GBP	22,200	0	(3,351)	(3,351)	65	0
Pay	UKRPI	3.708	Maturity	07/15/2031		11,100	0	(1,654)	(1,654)	32	0
Pay	UKRPI	3.858	Maturity	09/15/2031		11,500	0	(1,308)	(1,308)	43	0

							$271	$(27,276)	$(27,005)	$715	$0

Total Swap Agreements							$2,728	$(31,032)	$(28,304)	$715	$(268)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	73

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$715	$715	$0	$(1,132)	$(268)	$(1,400)

Cash of $45,863 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2022	CAD	3,310		$2,621	$50	$0
	07/2022		$2,391	CAD	3,098	16	0
	07/2022		3,643	GBP	2,920	0	(89)

CBK	07/2022	EUR	1,722		$1,849	44	0

HUS	07/2022	CAD	4,115		3,259	62	0
	07/2022	GBP	433		546	19	0

RBC	07/2022	CAD	1,986		1,546	3	0

SCX	07/2022		1,603		1,240	0	(5)

SOG	07/2022	GBP	2,487		3,027	0	(1)
	08/2022		$3,028	GBP	2,487	1	0

TOR	07/2022		3,949	CAD	5,080	5	(7)
	08/2022	CAD	5,080		$3,949	7	(5)

Total Forward Foreign Currency Contracts						$207	$(107)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$66	$0	$0	$66	$(89)	$0	$0	$(89)	$(23)	$0	$(23)
CBK	44	0	0	44	0	0	0	0	44	0	44
HUS	81	0	0	81	0	0	0	0	81	0	81
RBC	3	0	0	3	0	0	0	0	3	0	3
SCX	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SOG	1	0	0	1	(1)	0	0	(1)	0	0	0
TOR	12	0	0	12	(12)	0	0	(12)	0	0	0

Total Over the Counter	$207	$0	$0	$207	$(107)	$0	$0	$(107)

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$715	$715

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$207	$0	$207

	$0	$0	$0	$207	$715	$922

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,132	$1,132
Swap Agreements	0	268	0	0	0	268

	$0	$268	$0	$0	$1,132	$1,400

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107	$0	$107

	$0	$268	$0	$107	$1,132	$1,507

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$28,477	$28,477
Swap Agreements	0	1,271	0	0	721	1,992

	$0	$1,271	$0	$0	$29,198	$30,469

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$259	$0	$259
Purchased Options	0	0	0	0	(660)	(660)
Written Options	0	384	0	0	(487)	(103)
Swap Agreements	0	18	0	0	0	18
	$0	$402	$0	$259	$(1,147)	$(486)

	$0	$1,673	$0	$259	$28,051	$29,983

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$808	$808
Swap Agreements	0	(4,870)	0	0	(26,250)	(31,120)

	$0	$(4,870)	$0	$0	$(25,442)	$(30,312)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$135	$0	$135
Swap Agreements	0	21	0	0	0	21

	$0	$21	$0	$135	$0	$156

	$0	$(4,849)	$0	$135	$(25,442)	$(30,156)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	75

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$17,218	$8,212	$25,430
Corporate Bonds & Notes
Banking & Finance	0	760,416	0	760,416
Industrials	0	390,536	0	390,536
Utilities	0	76,974	0	76,974
Municipal Bonds & Notes
California	0	25,279	0	25,279
Florida	0	7,738	0	7,738
Georgia	0	1,279	0	1,279
Illinois	0	7,425	0	7,425
Michigan	0	1,828	0	1,828
New Jersey	0	5,215	0	5,215
New York	0	7,257	0	7,257
Texas	0	3,709	0	3,709
Virginia	0	4,316	0	4,316
West Virginia	0	5,425	0	5,425
U.S. Government Agencies	0	1,024,369	0	1,024,369
U.S. Treasury Obligations	0	512,948	0	512,948
Non-Agency Mortgage-Backed Securities	0	270,629	0	270,629
Asset-Backed Securities	0	637,212	0	637,212
Sovereign Issues	0	4,869	0	4,869
Preferred Securities
Banking & Finance	0	103,317	0	103,317
Industrials	0	11,138	0	11,138
Utilities	0	0	30,366	30,366

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Short-Term Instruments
Repurchase Agreements	$0	$70,222	$0	$70,222
U.S. Treasury Bills	0	19,571	0	19,571

	$0	$3,968,890	$38,578	$4,007,468

Total Investments	$0	$3,968,890	$38,578	$4,007,468

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	715	0	715
Over the counter	0	207	0	207

	$0	$922	$0	$922

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,400)	0	(1,400)
Over the counter	0	(107)	0	(107)

	$0	$(1,507)	$0	$(1,507)

Total Financial Derivative Instruments	$0	$(585)	$0	$(585)

Totals	$0	$3,968,305	$38,578	$4,006,883

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$7,023	$2,575	$(611)	$4	$1	$(780)	$0	$0	$8,212	$(777)
Corporate Bonds & Notes
Banking & Finance	6,385	0	0	(206)	0	(149)	0	(6,030)	0	0
Asset-Backed Securities	3,798	0	(1,012)	0	0	(149)	0	(2,637)	0	0
Preferred Securities
Utilities	31,653	489	(122)	0	0	(1,654)	0	0	30,366	(1,654)

Totals	$48,859	$3,064	$(1,745)	$(202)	$1	$(2,732)	$0	$(8,667)	$38,578	$(2,431)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,814	Discounted Cash Flow	Discount Rate	5.308	—
	2,398	Third Party Vendor	Broker Quote	92.250	—
Preferred Securities
Utilities	30,366	Discounted Cash Flow	Discount Rate	4.871	—

Total	$38,578

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

76	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.8%

CORPORATE BONDS & NOTES 50.4%

BANKING & FINANCE 26.2%

AerCap Ireland Capital DAC
1.650% due 10/29/2024	$5,000	$4,622
4.500% due 09/15/2023	4,500	4,481

Air Lease Corp.
2.750% due 01/15/2023	1,300	1,291

Aircastle Ltd.
4.400% due 09/25/2023	3,874	3,826
5.000% due 04/01/2023	200	200

Ally Financial, Inc.
1.450% due 10/02/2023	3,300	3,192

American Tower Corp.
0.600% due 01/15/2024	110	104
1.300% due 09/15/2025	1,100	997

Aozora Bank Ltd.
2.550% due 09/09/2022	2,760	2,758

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023	400	396
5.500% due 01/15/2023	1,100	1,103

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023	10,200	9,845

Banco Santander SA
3.892% due 05/24/2024	5,000	4,978

Bank of America Corp.
2.816% due 07/21/2023 •	2,000	1,999
3.384% due 04/02/2026 •	4,000	3,882

Barclays PLC
2.791% (US0003M + 1.380%) due 05/16/2024 ~	6,600	6,599
2.852% due 05/07/2026 •	800	757
4.338% due 05/16/2024 •	3,800	3,800

BNP Paribas SA
3.800% due 01/10/2024	14,574	14,488

BOC Aviation Ltd.
2.750% due 09/18/2022	2,800	2,798
3.322% (US0003M + 1.125%) due 09/26/2023 ~	2,700	2,698
4.375% due 05/02/2023	570	574

BPCE SA
1.652% due 10/06/2026 •	2,000	1,793

Cantor Fitzgerald LP
4.875% due 05/01/2024	4,935	4,960

Citigroup, Inc.
2.134% (US0003M + 0.950%) due 07/24/2023 ~	1,500	1,497
3.035% (SOFRRATE + 1.528%) due 03/17/2026 ~(b)	8,000	7,951
4.140% due 05/24/2025 •	1,500	1,495

CK Hutchison International Ltd.
3.250% due 04/11/2024	3,100	3,086

CNO Global Funding
1.650% due 01/06/2025	4,000	3,777

Corebridge Financial, Inc.
3.500% due 04/04/2025	7,700	7,489
3.650% due 04/05/2027	2,300	2,164

Credit Agricole SA
1.247% due 01/26/2027 •	300	265

Credit Suisse Group AG
2.193% due 06/05/2026 •	1,500	1,362
2.961% (US0003M + 1.240%) due 06/12/2024 ~	4,428	4,435
2.997% due 12/14/2023 •	7,800	7,749

Danske Bank AS
1.171% due 12/08/2023 •	2,800	2,763
2.781% (US0003M + 1.060%) due 09/12/2023 ~	8,459	8,465
5.375% due 01/12/2024	3,000	3,029

Deutsche Bank AG
0.898% due 05/28/2024 (b)	900	844
0.962% due 11/08/2023	700	671
2.222% due 09/18/2024 •	9,000	8,683

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.601% (US0003M + 1.190%) due 11/16/2022 ~	$200	$200
2.783% (US0003M + 1.230%) due 02/27/2023 ~	500	499
3.950% due 02/27/2023	3,800	3,793

First Abu Dhabi Bank PJSC
2.221% (US0003M + 0.850%) due 08/08/2023 ~	4,000	4,002

Five Corners Funding Trust
4.419% due 11/15/2023	400	402

Ford Motor Credit Co. LLC
2.979% due 08/03/2022	700	700
3.350% due 11/01/2022	1,200	1,194
3.370% due 11/17/2023	200	195
3.550% due 10/07/2022	500	498
4.250% due 09/20/2022	1,625	1,625

FS KKR Capital Corp.
1.650% due 10/12/2024	5,000	4,452

GA Global Funding Trust
1.250% due 12/08/2023	500	480
1.625% due 01/15/2026	900	816

General Motors Financial Co., Inc.
2.439% (SOFRRATE + 1.200%) due 11/17/2023 ~	5,600	5,521
3.250% due 01/05/2023	1,500	1,498
3.950% due 04/13/2024	3,100	3,079
4.250% due 05/15/2023	1,000	1,004
5.100% due 01/17/2024	11,500	11,623

Goldman Sachs Group, Inc.
0.523% due 03/08/2023	1,000	981
1.217% due 12/06/2023	10,000	9,641
2.184% (US0003M + 1.000%) due 07/24/2023 ~	2,300	2,298
2.255% (US0003M + 0.750%) due 02/23/2023 ~	3,000	2,996

HSBC Holdings PLC
2.951% (US0003M + 1.230%) due 03/11/2025 ~	10,107	10,036
3.101% (US0003M + 1.380%) due 09/12/2026 ~	4,850	4,817

Hyundai Capital Services, Inc.
0.750% due 09/15/2023	2,100	2,022

ING Groep NV
2.521% (SOFRRATE + 1.010%) due 04/01/2027 ~	5,594	5,358
3.869% due 03/28/2026 •	1,500	1,472

JPMorgan Chase & Co.
0.969% due 06/23/2025 •	1,000	936

KKR Financial Holdings LLC
5.400% due 05/23/2033	5,500	5,527

LeasePlan Corp. NV
2.875% due 10/24/2024	9,625	9,225

Lloyds Banking Group PLC
3.511% due 03/18/2026 •	2,500	2,436

Mizuho Financial Group, Inc.
1.979% (US0003M + 0.990%) due 07/10/2024 ~	1,500	1,494

Morgan Stanley
1.593% due 05/04/2027 •	500	445

Nationwide Building Society
3.766% due 03/08/2024 •	9,075	9,054

Natwest Group PLC
4.519% due 06/25/2024 •	2,600	2,595

Navient Corp.
5.500% due 01/25/2023	5,500	5,462

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024	1,200	1,126
1.671% (US0003M + 0.650%) due 07/13/2022 ~	3,795	3,794
2.600% due 09/28/2022	1,500	1,493
2.924% due 09/28/2022 •	3,900	3,887
3.875% due 09/21/2023	2,000	1,987

Nomura Holdings, Inc.
1.851% due 07/16/2025	5,960	5,466
2.329% due 01/22/2027	8,800	7,799
2.648% due 01/16/2025	2,000	1,910

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Bank Abp
3.600% due 06/06/2025	$2,000	$1,982

ORIX Corp.
2.900% due 07/18/2022	500	500
4.050% due 01/16/2024	2,000	2,005

Pacific Life Global Funding II
2.009% (SOFRRATE + 0.620%) due 06/04/2026 ~	1,496	1,459

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	3,580	3,568
5.250% due 08/15/2022	2,800	2,800

Piper Sandler Cos.
5.200% due 10/15/2023	600	592

QNB Finance Ltd.
1.375% due 01/26/2026	4,000	3,640
3.346% (US0003M + 1.250%) due 03/21/2024 ~	2,600	2,617
3.500% due 03/28/2024	1,000	996

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •	7,000	6,541

SBA Tower Trust
2.836% due 01/15/2050	5,000	4,829

Scentre Group Trust
3.500% due 02/12/2025	3,859	3,751

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	800	800
3.550% due 04/15/2024	1,500	1,461
4.125% due 07/15/2023	2,734	2,712

Societe Generale SA
1.488% due 12/14/2026 •	5,200	4,595
2.625% due 01/22/2025	6,824	6,494
3.875% due 03/28/2024	300	297

Standard Chartered PLC
1.319% due 10/14/2023 •	3,800	3,773
1.822% due 11/23/2025 •	3,000	2,781
3.253% (SOFRRATE + 1.740%) due 03/30/2026 ~	5,000	5,003
3.971% due 03/30/2026 •	2,300	2,249

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027	3,000	2,611

UBS Group AG
4.488% due 05/12/2026 •	12,000	11,971

VICI Properties LP
4.375% due 05/15/2025	1,700	1,663

Wells Fargo & Co.
2.469% (US0003M + 1.230%) due 10/31/2023 ~	3,500	3,502

		378,896

INDUSTRIALS 20.1%

7-Eleven, Inc.
0.950% due 02/10/2026	3,800	3,359

AbbVie, Inc.
2.300% due 11/21/2022	2,000	1,996

American Airlines Pass-Through Trust
4.000% due 01/15/2027	455	419

Barry Callebaut Services NV
5.500% due 06/15/2023	5,200	5,233

BAT Capital Corp.
2.789% due 09/06/2024	2,500	2,421
3.222% due 08/15/2024	10,200	9,925
3.557% due 08/15/2027	1,017	931

BAT International Finance PLC
3.950% due 06/15/2025	1,000	982

Bayer U.S. Finance LLC
3.375% due 07/15/2024	931	915
3.375% due 10/08/2024	3,000	2,931
3.875% due 12/15/2023	2,000	1,997

Berry Global, Inc.
0.950% due 02/15/2024	7,632	7,234
1.570% due 01/15/2026	4,000	3,573
4.875% due 07/15/2026	2,000	1,913

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	77

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boeing Co.
1.433% due 02/04/2024	$2,300	$2,199
4.508% due 05/01/2023	21,100	21,158

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	3,424	3,414

Boston Scientific Corp.
3.450% due 03/01/2024	219	219

Broadcom, Inc.
3.150% due 11/15/2025	1,200	1,157
3.459% due 09/15/2026	4,238	4,067

CenterPoint Energy Resources Corp.
0.700% due 03/02/2023	1,100	1,077
2.111% (US0003M + 0.500%) due 03/02/2023 ~	460	459

Charter Communications Operating LLC
2.936% (US0003M + 1.650%) due 02/01/2024 ~	6,600	6,652
4.500% due 02/01/2024	2,651	2,669
4.908% due 07/23/2025	1,000	1,004

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	400	415

Cigna Corp.
3.750% due 07/15/2023	361	362

Citrix Systems, Inc.
1.250% due 03/01/2026	1,600	1,550

CNH Industrial NV
4.500% due 08/15/2023	1,617	1,631

CommonSpirit Health
1.547% due 10/01/2025	3,700	3,417

Conagra Brands, Inc.
4.300% due 05/01/2024	500	502

ConocoPhillips Co.
2.400% due 03/07/2025	4,200	4,057

DAE Funding LLC
1.550% due 08/01/2024	2,700	2,531

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023	4,000	3,843

Dell International LLC
4.900% due 10/01/2026	1,700	1,704
5.450% due 06/15/2023	134	135

Delta Air Lines, Inc.
7.375% due 01/15/2026	3,000	3,003

Energy Transfer LP
4.250% due 03/15/2023	500	500
5.000% due 10/01/2022	7,000	7,010

Eni SpA
4.000% due 09/12/2023	2,767	2,754

General Motors Co.
5.400% due 10/02/2023 (b)	1,000	1,015

Gilead Sciences, Inc.
1.200% due 10/01/2027	2,900	2,500

Global Payments, Inc.
1.200% due 03/01/2026	2,600	2,295

HCA, Inc.
5.000% due 03/15/2024	5,000	5,027

Hyatt Hotels Corp.
1.800% due 10/01/2024	1,100	1,041

Hyundai Capital America
0.800% due 01/08/2024	500	475
1.150% due 11/10/2022	1,700	1,688
2.850% due 11/01/2022	2,172	2,166
5.750% due 04/06/2023	3,400	3,452

Imperial Brands Finance PLC
3.125% due 07/26/2024	4,725	4,579
3.500% due 02/11/2023	3,145	3,128
3.500% due 07/26/2026	1,300	1,220
4.250% due 07/21/2025	745	738

Kansas City Southern
3.000% due 05/15/2023	1,100	1,097
3.125% due 06/01/2026	700	676

Leidos, Inc.
2.950% due 05/15/2023	10,200	10,105

Lennar Corp.
4.500% due 04/30/2024	1,950	1,947

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 11/15/2022	$2,500	$2,504
5.875% due 11/15/2024	1,200	1,235

Magallanes, Inc.
3.788% due 03/15/2025	3,300	3,202

MGM Resorts International
6.000% due 03/15/2023	600	600

Micron Technology, Inc.
4.185% due 02/15/2027	2,300	2,247

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	5,396	5,308

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023	1,000	1,012

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	1,000	980

Petronas Energy Canada Ltd.
2.112% due 03/23/2028	4,000	3,610

Renesas Electronics Corp.
1.543% due 11/26/2024	8,700	8,131

Reynolds American, Inc.
4.450% due 06/12/2025	1,000	995

Rogers Communications, Inc.
2.950% due 03/15/2025	7,100	6,865

SABIC Capital BV
4.000% due 10/10/2023	2,900	2,908

Sands China Ltd.
5.125% due 08/08/2025	2,800	2,354

Saudi Arabian Oil Co.
1.250% due 11/24/2023	3,300	3,194
2.875% due 04/16/2024	5,000	4,912

SK Hynix, Inc.
1.000% due 01/19/2024	10,466	9,999
3.000% due 09/17/2024	2,500	2,442

Southwest Airlines Co.
4.750% due 05/04/2023	3,700	3,731

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	2,800	2,629

Stellantis NV
5.250% due 04/15/2023	9,000	9,079

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	2,500	2,504

T-Mobile USA, Inc.
1.500% due 02/15/2026	1,000	905
3.500% due 04/15/2025	2,500	2,448

TD SYNNEX Corp.
1.250% due 08/09/2024	4,000	3,736

Thermo Fisher Scientific, Inc.
1.215% due 10/18/2024	11,000	10,433

Volkswagen Group Of America Finanace LLC
3.950% due 06/06/2025	9,900	9,725

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	6,500	6,515

Woodside Finance Ltd.
3.650% due 03/05/2025	6,600	6,491
3.700% due 09/15/2026	4,650	4,489

		289,650

UTILITIES 4.1%

AES Corp.
1.375% due 01/15/2026	4,300	3,797

AT&T, Inc.
2.301% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,100

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	5,800	5,613
3.488% due 02/28/2024	1,900	1,888

Edison International
3.125% due 11/15/2022	3,453	3,448

Electricite de France SA
3.625% due 10/13/2025	2,297	2,259

Iberdrola International BV
5.810% due 03/15/2025	400	424

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	$8,100	$8,207

NextEra Energy Capital Holdings, Inc.
2.940% due 03/21/2024	4,000	3,942

Pacific Gas & Electric Co.
1.700% due 11/15/2023	4,100	3,953
2.100% due 08/01/2027	800	671
2.371% (SOFRINDX + 1.150%) due 11/14/2022 ~	1,600	1,594
2.950% due 03/01/2026	100	91
3.250% due 06/15/2023	1,500	1,479
3.400% due 08/15/2024	200	192
3.750% due 02/15/2024	200	196
3.850% due 11/15/2023	100	99
4.250% due 08/01/2023	1,500	1,492
4.950% due 06/08/2025	3,500	3,436

SES SA
3.600% due 04/04/2023	1,000	989

Southern California Gas Co.
2.550% due 02/01/2030	1,800	1,593

Sprint Communications, Inc.
6.000% due 11/15/2022	400	403

Sprint Corp.
7.875% due 09/15/2023	900	931

System Energy Resources, Inc.
2.140% due 12/09/2025	4,800	4,461

Verizon Communications, Inc.
2.511% (US0003M + 1.100%) due 05/15/2025 ~	6,613	6,577

		58,835

Total Corporate Bonds & Notes (Cost $752,714)		727,381

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	450	460

Total Municipal Bonds & Notes (Cost $450)		460

U.S. GOVERNMENT AGENCIES 2.8%

Fannie Mae
4.000% due 06/01/2042 - 03/01/2047	561	561
5.000% due 07/01/2033 - 07/01/2044	1,440	1,458
5.150% due 05/01/2035	41	41
5.350% due 02/01/2035 - 01/01/2038	398	403
5.450% due 04/01/2036	93	95
5.500% due 12/01/2028 - 07/01/2050	1,507	1,556
6.000% due 09/01/2028 - 04/01/2048	866	901
6.500% due 03/01/2026 - 09/01/2048	392	418

Federal Home Loan Bank
1.110% due 07/27/2026	2,333	2,152

Freddie Mac
0.800% due 10/28/2026 (e)	6,500	5,841
1.000% due 02/25/2042 - 09/15/2044	21,890	19,684
2.000% due 02/01/2028 - 04/01/2028	4	4
2.500% due 10/25/2048	174	164
3.443% (TSFR1M + 2.164%) due 07/15/2035 ~	302	301
5.000% due 01/01/2024 - 02/01/2038	397	407
5.400% due 09/01/2037 - 11/01/2038	430	447
5.500% due 08/01/2033 - 06/01/2047	1,434	1,493
5.550% due 06/01/2037 - 07/01/2037	110	115

78	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 09/01/2031 - 06/01/2037	$59	$60
6.500% due 11/01/2036 - 10/17/2038	457	482
7.000% due 05/01/2029	14	14

Ginnie Mae
2.500% due 10/20/2049	137	129
2.509% due 08/16/2039 •	4	4
3.000% due 11/20/2046	100	94
3.500% due 05/20/2042	71	69
3.700% due 04/15/2042	127	128
3.740% due 03/20/2042 - 07/20/2042	78	78
3.750% due 04/15/2042 - 03/20/2044	193	195
4.000% due 04/20/2040 - 06/20/2043	608	601
4.500% due 08/20/2038 - 11/20/2048	538	548
5.000% due 02/20/2039	1	1
5.350% due 12/15/2036 - 01/15/2038	346	361
5.400% due 06/20/2039	87	90
5.500% due 03/20/2034 - 08/20/2041	422	432
6.000% due 09/20/2038	41	42
6.500% due 09/20/2025 - 07/20/2039	37	39
7.000% due 09/15/2024 - 06/20/2039	607	632

Uniform Mortgage-Backed Security
4.250% due 01/01/2036	87	88
4.750% due 09/01/2034 - 04/01/2036	431	439
5.340% due 09/01/2029	56	58
6.000% due 06/01/2031	2	2

Total U.S. Government Agencies (Cost $44,099)		40,627

U.S. TREASURY OBLIGATIONS 19.5%

U.S. Treasury Notes
0.750% due 11/15/2024 (g)	84,900	80,516
2.500% due 05/31/2024	114,200	113,178
2.750% due 05/15/2025	88,600	87,929

Total U.S. Treasury Obligations (Cost $287,874)		281,623

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	761	730

AREIT Trust
2.718% due 09/14/2036 •	106	104
3.242% due 06/17/2039 •	7,200	7,148
3.508% due 04/15/2037 •	82	80

Bear Stearns Adjustable Rate Mortgage Trust
2.548% due 02/25/2033 ~	1	1

Bear Stearns ALT-A Trust
1.944% (US0001M + 0.320%) due 02/25/2034 ~	915	850
2.752% due 05/25/2035 ~	32	31

Beneria Cowen & Pritzer Collateral Funding Corp.
2.123% due 06/15/2038 •	5,600	5,388

BFLD Trust
2.474% due 10/15/2035 •	2,000	1,945

Brass PLC
2.111% (US0003M + 0.700%) due 11/16/2066 ~	94	94

BWAY Mortgage Trust
2.574% due 09/15/2036 •	3,000	2,889

BX Commercial Mortgage Trust
2.024% due 01/15/2034 •	3,800	3,658

BXMT Ltd.
2.288% (SOFR30A + 1.514%) due 11/15/2037 ~	3,900	3,861

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
2.450% due 02/25/2037 ~	$429	$424

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.824% due 01/25/2036 •	39	36
1.854% due 10/25/2035 •	216	204
1.924% due 08/25/2035 •	25	23

Citigroup Commercial Mortgage Trust
2.504% due 10/15/2036 •	1,950	1,873

Citigroup Mortgage Loan Trust
1.776% due 05/25/2051 •	4,143	3,870

Countrywide Alternative Loan Trust
1.904% due 06/25/2037 •	65	57

Credit Suisse Mortgage Capital Trust
2.938% due 12/26/2059 ~	1,145	1,130

DROP Mortgage Trust
2.470% (US0001M + 1.150%) due 10/15/2043 ~	6,000	5,800

Extended Stay America Trust
2.405% (US0001M + 1.080%) due 07/15/2038 ~	5,566	5,435

First Horizon Alternative Mortgage Securities Trust
2.372% due 02/25/2035 ~	223	214

GCAT Trust
1.348% due 05/25/2066 ~	3,187	2,806
1.503% due 05/25/2066 ~	2,878	2,510
2.650% due 10/25/2068 ~	485	467
2.885% due 12/27/2066 ~	2,278	2,186

GCT Commercial Mortgage Trust
2.124% due 02/15/2038 •	800	776

GS Mortgage-Backed Securities Trust
1.776% (SOFR30A + 0.850%) due 12/25/2051 ~	2,743	2,561
1.776% (SOFR30A + 0.850%) due 02/25/2052 ~	4,552	4,250

GSR Mortgage Loan Trust
2.933% due 09/25/2035 ~	5	5
4.446% due 08/25/2033 •	93	89

Impac CMB Trust
2.264% due 03/25/2035 •	98	92

JP Morgan Chase Commercial Mortgage Securities Trust
2.124% (US0001M + 0.800%) due 04/15/2038 ~	945	913
2.774% (US0001M + 1.450%) due 12/15/2031 ~	1,060	1,051
3.379% due 09/15/2050	300	294

JP Morgan Mortgage Trust
2.947% due 07/25/2035 ~	230	220

JPMBB Commercial Mortgage Securities Trust
3.801% due 09/15/2047	4,410	4,378

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~	1,476	1,442
3.000% due 06/25/2059 þ	1,598	1,596

LoanCore Issuer Ltd.
1.694% (SOFR30A + 0.914%) due 07/15/2035 ~	1,758	1,720

LUXE Commercial Mortgage Trust
2.374% due 10/15/2038 •	6,000	5,787

MASTR Adjustable Rate Mortgages Trust
2.678% due 04/21/2034 ~	19	19

Merrill Lynch Mortgage Investors Trust
2.084% (US0001M + 0.460%) due 04/25/2029 ~	146	137
2.698% due 12/25/2035 ~	223	213

MF1 Multifamily Housing Mortgage Loan Trust
2.298% due 07/15/2036 •	2,683	2,651

MFA Trust
1.131% due 07/25/2060 ~	3,136	2,903
1.381% due 04/25/2065 ~	658	634

Morgan Stanley Mortgage Loan Trust
2.704% due 11/25/2035 •	755	758

Morgan Stanley Residential Mortgage Loan Trust
1.434% (SOFR30A + 0.850%) due 09/25/2051 ~	905	845

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~	$1,986	$1,920
2.750% due 07/25/2059 ~	2,260	2,190
2.750% due 11/25/2059 ~	2,556	2,453
3.500% due 12/25/2057 ~	1,306	1,278
3.500% due 10/25/2059 ~	516	497
4.500% due 05/25/2058 ~	128	128

NYO Commercial Mortgage Trust
2.420% due 11/15/2038 •	6,000	5,750

OBX Trust
1.957% due 10/25/2061 ~	264	232

One New York Plaza Trust
2.274% due 01/15/2036 •	3,700	3,590

ONE Park Mortgage Trust
2.024% due 03/15/2036 •	3,914	3,767

PFP Ltd.
2.509% due 08/09/2037 •	1,900	1,810

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ	1,920	1,807

RESIMAC Bastille Trust
1.450% due 02/03/2053 •	3,880	3,845

Sequoia Mortgage Trust
1.995% due 07/20/2036 •	772	688
2.255% due 06/20/2033 •	1	1

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	514	501

Starwood Mortgage Trust
2.374% due 04/15/2034 •	3,100	3,012

Structured Asset Mortgage Investments Trust
2.175% due 07/19/2034 •	5	4
2.255% due 09/19/2032 •	8	8

Thornburg Mortgage Securities Trust
2.182% due 04/25/2045 ~	47	46

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~	4,606	4,508

VMC Finance LLC
2.623% due 09/15/2036 •	294	288
2.712% due 06/16/2036 •	2,755	2,688

WaMu Mortgage Pass-Through Certificates Trust
1.456% due 06/25/2046 •	24	23
2.244% (US0001M + 0.620%) due 01/25/2045 ~	8	8
2.424% due 06/25/2044 •	432	407
2.484% (US0001M + 0.860%) due 10/25/2045 ~	80	76
3.107% due 07/25/2037 ^~	431	412
3.220% due 06/25/2033 ~	1	1

Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046 ~	1,000	999

Total Non-Agency Mortgage-Backed Securities (Cost $135,013)		130,085

ASSET-BACKED SECURITIES 10.6%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	400	395

American Money Management Corp. CLO Ltd.
2.018% due 04/14/2029 •	486	483

Anchorage Capital CLO Ltd.
2.094% due 07/15/2030 •	2,800	2,768

Apex Credit CLO Ltd.
3.086% due 09/20/2029 •	947	934

Ares CLO Ltd.
2.094% due 04/18/2031 •	4,400	4,292

Asset-Backed Securities Corp. Home Equity Loan Trust
2.434% due 06/25/2034 •	72	67

Bear Stearns Asset-Backed Securities Trust
2.359% (US0001M + 0.735%) due 09/25/2035 ~	844	842
2.424% due 10/27/2032 •	23	22
2.524% (US0001M + 0.900%) due 08/25/2034 ~	492	470

Benefit Street Partners CLO Ltd.
1.994% due 10/15/2030 •	1,500	1,472

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	79

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.074% (US0003M + 1.030%) due 01/17/2032 ~	$400	$390

Carlyle U.S. CLO Ltd.
2.063% (US0003M + 1.000%) due 04/20/2031 ~	5,600	5,496

Carrington Mortgage Loan Trust
2.183% due 10/20/2029 •	2,801	2,766

Chase Funding Trust
2.224% due 07/25/2033 •	210	196

Countrywide Asset-Backed Certificates Trust
1.774% due 09/25/2046 •	383	380
2.074% due 03/25/2036 •	264	260
2.674% due 11/25/2035 •	159	159

Dryden Senior Loan Fund
2.024% due 04/15/2028 •	2,456	2,421
2.064% due 04/15/2029 •	3,392	3,346

Elevation CLO Ltd.
2.134% (US0003M + 0.950%) due 10/25/2030 ~	7,800	7,654

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046	5,668	5,150

Finance America Mortgage Loan Trust
2.449% due 08/25/2034 •	132	127

First Franklin Mortgage Loan Trust
1.944% due 04/25/2036 •	1,311	1,266
2.374% (US0001M + 0.750%) due 11/25/2034 ~	135	130
2.554% (US0001M + 0.930%) due 07/25/2034 ~	161	161

Greystone Commercial Real Estate Notes Ltd.
2.504% (US0001M + 1.180%) due 09/15/2037 ~	1,000	986

GSAA Home Equity Trust
2.164% due 07/25/2037 •	163	159

GSAMP Trust
2.144% due 06/25/2036 •	676	655

HERA Commercial Mortgage Ltd.
2.662% due 02/18/2038 •	3,300	3,247

Home Equity Asset Trust
2.674% (US0001M + 1.050%) due 11/25/2034 ~	871	853

KKR CLO Ltd.
1.984% due 07/18/2030 •	600	590
1.994% due 07/15/2030 •	2,400	2,358

LCCM Trust
2.524% due 12/13/2038 •	4,000	3,922

LCM LP
1.914% due 07/19/2027 •	1,029	1,012
2.063% due 07/20/2030 •	4,900	4,823
2.103% (US0003M + 1.040%) due 10/20/2027 ~	198	197

LCM Ltd.
2.143% (US0003M + 1.080%) due 04/20/2031 ~	1,100	1,075

LoanCore Issuer Ltd.
2.454% due 05/15/2036 •	54	54

MF1 Ltd.
3.148% (TSFR1M + 1.814%) due 11/15/2035 ~	2,000	1,993

MidOcean Credit CLO
2.269% due 01/29/2030 •	3,763	3,714

MKS CLO Ltd.
2.063% (US0003M + 1.000%) due 07/20/2030 ~	4,600	4,544

Nassau Ltd.
2.194% (US0003M + 1.150%) due 10/15/2029 ~	1,813	1,805

Navient Private Education Loan Trust
2.324% due 04/15/2069 •	2,310	2,275
2.524% due 12/15/2028 •	145	145
2.774% due 07/16/2040 •	2,657	2,649

Navient Private Education Refi Loan Trust
0.840% due 05/15/2069	1,539	1,410
1.170% due 09/16/2069	2,205	2,069

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.310% due 01/15/2069	$955	$890
1.690% due 05/15/2069	3,002	2,817
2.230% due 07/15/2070	5,621	5,241
2.460% due 11/15/2068	1,039	986

New Century Home Equity Loan Trust
2.554% (US0001M + 0.930%) due 11/25/2034 ~	395	375

NovaStar Mortgage Funding Trust
2.284% due 01/25/2036 •	454	449

Oaktree CLO Ltd.
2.246% (US0003M + 1.110%) due 04/22/2030 ~	1,600	1,565

Palmer Square Loan Funding Ltd.
1.844% (US0003M + 0.800%) due 10/15/2029 ~	183	179
2.278% due 02/20/2028 •	872	867

PFS Financing Corp.
0.930% due 08/15/2024	500	499

Popular ABS Mortgage Pass-Through Trust
1.874% (US0001M + 0.250%) due 06/25/2047 ^~	16	16

PRET LLC
2.487% due 07/25/2051 þ	3,938	3,701

RAAC Trust
2.449% due 01/25/2046 •	543	530

Residential Asset Securities Corp. Trust
2.324% due 06/25/2035 •	760	756
2.719% (US0001M + 1.095%) due 03/25/2035 ~	253	245

Saranac CLO Ltd.
2.584% due 08/13/2031 •	5,200	5,093

Saxon Asset Securities Trust
2.344% (US0001M + 0.720%) due 05/25/2035 ~	176	170

SBA Tower Trust
3.869% due 10/15/2049 þ	1,000	985

Securitized Asset-Backed Receivables LLC Trust
2.299% due 01/25/2035 •	117	109

SLM Student Loan Trust
1.934% due 04/25/2023 •	356	346
2.684% due 04/25/2023 •	195	195
2.884% (US0003M + 1.700%) due 07/25/2023 ~	168	168

SMB Private Education Loan Trust
1.600% due 09/15/2054	1,321	1,204
1.924% due 03/17/2053 •	621	605
2.230% due 09/15/2037	2,181	2,083
2.474% (US0001M + 0.850%) due 09/15/2054 ~	5,262	5,159

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	77	76

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	794	756

Sound Point CLO Ltd.
2.084% (US0003M + 0.900%) due 01/23/2029 ~	4,533	4,468
2.164% due 07/25/2030 •	2,400	2,360

Soundview Home Loan Trust
2.299% due 06/25/2035 •	391	387

Structured Asset Investment Loan Trust
2.174% due 09/25/2034 •	1,687	1,559
2.329% due 03/25/2034 •	537	507

Structured Asset Securities Corp. Mortgage Loan Trust
1.759% due 07/25/2036 •	422	415

Towd Point Asset Trust
2.312% due 11/20/2061 •	1,922	1,897

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	3,379	3,143
2.224% due 02/25/2057 •	130	129
2.624% (US0001M + 1.000%) due 05/25/2058 ~	1,228	1,216
2.624% due 10/25/2059 •	798	786
2.710% due 01/25/2060 ~	1,139	1,097
3.000% due 11/25/2058 ~	325	322
3.750% due 05/25/2058 ~	2,811	2,752

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
2.083% due 04/20/2029 •	$2,080	$2,053
2.163% (US0003M + 1.100%) due 01/20/2029 ~	1,197	1,185
2.193% due 04/20/2032 •	1,100	1,076

Vibrant CLO Ltd.
2.183% (US0003M + 1.120%) due 07/20/2032 ~	300	292

Voya CLO Ltd.
1.994% due 04/17/2030 •	5,000	4,938
2.044% (US0003M + 1.000%) due 10/15/2030 ~	3,500	3,440

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
2.224% (US0001M + 0.600%) due 04/25/2034 ~	1,126	1,074

Total Asset-Backed Securities (Cost $157,617)		153,343

SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
2.505% (US0003M + 1.000%) due 08/21/2022 ~	1,000	1,001

Total Sovereign Issues (Cost $1,000)		1,001

	SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

JPMorgan Chase & Co.
4.709% (US0003M + 3.470%) due 10/30/2022 ~(a)	761,000	723

Total Preferred Securities (Cost $761)		723

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.3%

COMMERCIAL PAPER 1.1%

Constellation Brands, Inc.
1.750% due 07/08/2022	$5,700	5,698

Mizuho Bank Ltd.
1.160% due 07/15/2022	10,000	9,993

		15,691

REPURCHASE AGREEMENTS (c) 5.2%
		75,490

Total Short-Term Instruments (Cost $91,184)		91,181

Total Investments in Securities (Cost $1,470,712)		1,426,424

Total Investments 98.8% (Cost $1,470,712)		$1,426,424

Financial Derivative Instruments (d)(f) (0.1)% (Cost or Premiums, net $(7,211))		(1,266)

Other Assets and Liabilities, net 1.3%		19,183

Net Assets 100.0%		$1,444,341

80	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(b)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.035%	03/17/2026	03/10/2022	$8,000	$7,951	0.55%
Deutsche Bank AG	0.898	05/28/2024	05/25/2021 - 05/26/2021	900	844	0.06
General Motors Co.	5.400	10/02/2023	06/15/2022	1,015	1,015	0.07

				$9,915	$9,810	0.68%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$1,690	U.S. Treasury Notes 2.875% due 06/15/2025	$(1,724)	$1,690	$1,690
	1.450	06/30/2022	07/01/2022	73,800	U.S. Treasury Notes 3.250% due 06/30/2029	(75,276)	73,800	73,803

Total Repurchase Agreements						$(77,000)	$75,490	$75,493

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$75,493	$0	$0	0	$75,493	$(77,000)	$(1,507)

Total Borrowings and Other Financing Transactions	$75,493	$0	$0	0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(654,755) at a weighted average interest rate of 0.063%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2022	64	$13,441	$(41)	$24	$0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	81

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2022	2,625	$(294,656)	$1,348	$0	$(1,482)
U.S. Treasury 10-Year Note September Futures	09/2022	143	(16,950)	135	0	(117)
U.S. Treasury 10-Year Ultra September Futures	09/2022	402	(51,205)	673	0	(393)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	131	(20,219)	424	0	(154)

				$2,580	$0	$(2,146)

Total Futures Contracts				$2,539	$24	$(2,146)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	(1.000)%	Quarterly	06/20/2026	$41,600	$(1,007)	$814	$(193)	$12	$0
CDX.IG-37 5-Year Index	(1.000)	Quarterly	12/20/2026	128,100	(3,131)	2,814	(317)	22	0
CDX.IG-38 5-Year Index	(1.000)	Quarterly	06/20/2027	15,500	(123)	123	0	3	0

					$(4,261)	$3,751	$(510)	$37	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$18,000	$0	$(1)	$(1)	$0	$(5)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	13,800	0	(1)	(1)	0	(3)

					$0	$(2)	$(2)	$0	$(8)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(4)	1-Day USD-SOFR Compounded-OIS	2.686%	Annual	03/31/2024	83,900	$0	$(491)	$(491)	$153	$0
Pay(4)	1-Day USD-SOFR Compounded-OIS	2.703	Annual	03/31/2024	51,900	26	(315)	(289)	95	0
Pay(4)	1-Day USD-SOFR Compounded-OIS	2.707	Annual	03/31/2024	513,300	623	(3,048)	(2,425)	1,337	0
Pay	1-Day USD-SOFR Compounded-OIS	2.594	Annual	05/18/2024	309,200	(727)	(1,025)	(1,752)	639	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Annual	06/15/2025	50,200	(2,909)	(118)	(3,027)	178	0
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023	168,600	53	(4,912)	(4,859)	105	0

						$(2,934)	$(9,909)	$(12,843)	$2,507	$0

Total Swap Agreements						$(7,195)	$(6,160)	$(13,355)	$2,544	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$24	$2,544	$2,568	$0	$(2,233)	$(8)	$(2,241)

(e)

Securities with an aggregate market value of $1,697 and cash of $12,893 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

82	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin liability of $(87) for closed futures is outstanding at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2022	EUR	6,613		$7,114	$184	$0
	07/2022		$13,809	EUR	13,129	0	(50)
	07/2022		7,471	JPY	991,700	0	(162)
	08/2022	EUR	13,129		$13,834	50	0
	08/2022		$13,668	JPY	1,853,699	18	0

JPM	08/2022		9,223	AUD	12,859	0	(344)

RBC	08/2022		11,956		16,818	0	(344)
	08/2022		6,751	JPY	915,578	9	0

SCX	07/2022		21,330		2,740,423	0	(1,132)
	08/2022		6,981		946,882	9	0

SOG	07/2022	EUR	6,516		$7,003	175	0

Total Forward Foreign Currency Contracts						$445	$(2,032)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	5,300	$(8)	$(4)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	4,500	(8)	(2)

Total Written Options						$(16)	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$(4)	$0	$(4)	$(4)	$0	$(4)
BPS	252	0	0	252	(212)	(2)	0	(214)	38	0	38
JPM	0	0	0	0	(344)	0	0	(344)	(344)	321	(23)
RBC	9	0	0	9	(344)	0	0	(344)	(335)	331	(4)
SCX	9	0	0	9	(1,132)	0	0	(1,132)	(1,123)	1,237	114
SOG	175	0	0	175	0	0	0	0	175	0	175

Total Over the Counter	$445	$0	$0	$445	$(2,032)	$(6)	$0	$(2,038)

(g)

Securities with an aggregate market value of $1,888 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	83

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24
Swap Agreements	0	37	0	0	2,507	2,544

	$0	$37	$0	$0	$2,531	$2,568

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$445	$0	$445

	$0	$37	$0	$445	$2,531	$3,013

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,233	$2,233
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$2,241	$2,241

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,032	$0	$2,032
Written Options	0	6	0	0	0	6

	$0	$6	$0	$2,032	$0	$2,038

	$0	$6	$0	$2,032	$2,241	$4,279

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30,252	$30,252
Swap Agreements	0	(1,291)	0	0	(621)	(1,912)

	$0	$(1,291)	$0	$0	$29,631	$28,340

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,581)	$0	$(1,581)
Written Options	0	709	0	0	245	954

	$0	$709	$0	$(1,581)	$245	$(627)

	$0	$(582)	$0	$(1,581)	$29,876	$27,713

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,336	$3,336
Swap Agreements	0	3,896	0	0	(9,644)	(5,748)

	$0	$3,896	$0	$0	$(6,308)	$(2,412)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,124)	$0	$(2,124)
Written Options	0	(162)	0	0	(25)	(187)

	$0	$(162)	$0	$(2,124)	$(25)	$(2,311)

	$0	$3,734	$0	$(2,124)	$(6,333)	$(4,723)

84	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$378,896	$0	$378,896
Industrials	0	289,650	0	289,650
Utilities	0	58,835	0	58,835
Municipal Bonds & Notes
Illinois	0	460	0	460
U.S. Government Agencies	0	40,627	0	40,627
U.S. Treasury Obligations	0	281,623	0	281,623
Non-Agency Mortgage-Backed Securities	0	130,085	0	130,085
Asset-Backed Securities	0	153,343	0	153,343
Sovereign Issues	0	1,001	0	1,001
Preferred Securities
Banking & Finance	0	723	0	723
Short-Term Instruments
Commercial Paper	0	15,691	0	15,691
Repurchase Agreements	0	75,490	0	75,490

Total Investments	$0	$1,426,424	$0	$1,426,424

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2,568	$0	$2,568
Over the counter	0	445	0	445

	$0	$3,013	$0	$3,013

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,154)	0	(2,154)
Over the counter	0	(2,038)	0	(2,038)

	$0	$(4,192)	$0	$(4,192)

Total Financial Derivative Instruments	$0	$(1,179)	$0	$(1,179)

Totals	$0	$1,425,245	$0	$1,425,245

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	85

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

CORPORATE BONDS & NOTES 53.3%

BANKING & FINANCE 31.3%

AerCap Ireland Capital DAC
1.750% due 10/29/2024	$500	$462

AIA Group Ltd.
3.125% due 03/13/2023	2,000	1,999

Allstate Corp.
2.862% (US0003M + 0.630%) due 03/29/2023 ~	300	298

American Express Co.
1.896% (US0003M + 0.610%) due 08/01/2022 ~	1,900	1,900

American Tower Corp.
3.500% due 01/31/2023	2,000	2,000

Aozora Bank Ltd.
2.550% due 09/09/2022	2,200	2,198

Aviation Capital Group LLC
3.875% due 05/01/2023	500	496

Bank of America Corp.
1.679% (SOFRRATE + 0.690%) due 04/22/2025 ~	200	195

Bank of Nova Scotia
2.375% due 01/18/2023	2,400	2,393
2.406% (SOFRINDX + 0.960%) due 03/11/2024 ~	1,000	996

Brandywine Operating Partnership LP
3.950% due 02/15/2023	1,000	998

Chubb INA Holdings, Inc.
2.875% due 11/03/2022	537	537

Citigroup, Inc.
1.669% (SOFRRATE + 0.694%) due 01/25/2026 ~(c)	1,000	966
1.678% due 05/15/2024 •	1,000	980

Commonwealth Bank of Australia
2.776% (US0003M + 0.680%) due 09/18/2022 ~	400	400

DBS Group Holdings Ltd.
1.804% (US0003M + 0.620%) due 07/25/2022 ~	2,300	2,298

Deutsche Bank AG
2.601% (US0003M + 1.190%) due 11/16/2022 ~	600	600
3.950% due 02/27/2023	1,200	1,198

DNB Bank ASA
2.231% (US0003M + 0.620%) due 12/02/2022 ~	500	500

First American Financial Corp.
4.300% due 02/01/2023	1,500	1,502

Goldman Sachs Group, Inc.
1.438% (SOFRRATE + 0.490%) due 10/21/2024 ~	1,800	1,756
2.905% due 07/24/2023 •	400	400

HSBC Holdings PLC
3.033% due 11/22/2023 •	2,500	2,489

Intesa Sanpaolo SpA
3.125% due 07/14/2022	1,500	1,500

JPMorgan Chase & Co.
0.768% due 08/09/2025 •	800	743
2.414% (US0003M + 1.230%) due 10/24/2023 ~	1,256	1,256

Kimco Realty Corp.
3.375% due 10/15/2022	1,200	1,200

Mitsubishi UFJ Financial Group, Inc.
1.974% (US0003M + 0.790%) due 07/25/2022 ~	1,346	1,346

Mitsui Fudosan Co. Ltd.
2.950% due 01/23/2023	1,800	1,797

Mizuho Financial Group, Inc.
2.218% (SOFRRATE + 0.960%) due 05/22/2026 ~	2,200	2,147

National Bank of Canada
0.550% due 11/15/2024 •	500	477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Group PLC
2.359% due 05/22/2024 •		$1,000	$982

Nomura Holdings, Inc.
2.648% due 01/16/2025		900	860

NongHyup Bank
0.875% due 07/28/2024		1,500	1,417

NTT Finance Corp.
0.373% due 03/03/2023		800	786
0.583% due 03/01/2024		500	476

ORIX Corp.
2.900% due 07/18/2022		1,500	1,500

Royal Bank of Canada
1.404% (US0003M + 0.360%) due 01/17/2023 ~		547	546

Santander Holdings USA, Inc.
3.400% due 01/18/2023		1,700	1,698

SL Green Operating Partnership LP
3.250% due 10/15/2022		1,900	1,895

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		200	200

Societe Generale SA
1.998% (SOFRRATE + 1.050%) due 01/21/2026 ~		1,000	964
3.875% due 03/28/2024		200	198

Standard Chartered PLC
1.214% due 03/23/2025 •		600	566
1.319% due 10/14/2023 •		705	700

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024		1,000	953
1.784% (US0003M + 0.740%) due 01/17/2023 ~		345	344

Sumitomo Mitsui Trust Bank Ltd.
0.850% due 03/25/2024		700	664
1.904% (SOFRRATE + 0.440%) due 09/16/2024 ~		1,000	983

Toronto-Dominion Bank
2.332% (SOFRRATE + 0.910%) due 03/08/2024 ~		1,200	1,197

UBS Group AG
2.361% (US0003M + 0.950%) due 08/15/2023 ~		500	500
2.859% due 08/15/2023 •		1,200	1,200

USAA Capital Corp.
1.500% due 05/01/2023		1,000	985

			57,641

INDUSTRIALS 18.3%

Amazon.com, Inc.
0.250% due 05/12/2023		500	490

Aptiv PLC
2.396% due 02/18/2025		1,000	956

Autodesk, Inc.
3.600% due 12/15/2022		1,800	1,801

Caterpillar, Inc.
8.000% due 02/15/2023		300	311

Celgene Corp.
3.250% due 08/15/2022		400	400
3.550% due 08/15/2022		1,500	1,502

Cigna Corp.
0.613% due 03/15/2024		300	286

Conagra Brands, Inc.
3.200% due 01/25/2023		1,000	999
3.250% due 09/15/2022		1,000	1,002

Dell International LLC
5.450% due 06/15/2023		1,760	1,778

Discovery Communications LLC
2.950% due 03/20/2023		1,000	993

DS Smith PLC
2.250% due 09/16/2022	EUR	1,200	1,258

Fiserv, Inc.
3.500% due 10/01/2022		$1,600	1,600

General Mills, Inc.
6.410% due 10/15/2022		200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSK Consumer Healthcare Capital U.S. LLC
2.400% (SOFRRATE + 0.890%) due 03/24/2024 ~		$200	$200

Honda Motor Co. Ltd.
2.271% due 03/10/2025		400	385

Humana, Inc.
2.900% due 12/15/2022		1,700	1,700

International Flavors & Fragrances, Inc.
0.697% due 09/15/2022		530	528
3.200% due 05/01/2023		1,100	1,096

JDE Peet’s NV
0.800% due 09/24/2024		1,585	1,474

John Lewis PLC
6.125% due 01/21/2025	GBP	1,000	1,259

Kia Corp.
1.000% due 04/16/2024		$700	667

Komatsu Finance America, Inc.
2.437% due 09/11/2022		2,237	2,234

Kraft Heinz Foods Co.
2.222% (US0003M + 0.820%) due 08/10/2022 ~		1,100	1,098

Magallanes, Inc.
3.259% (SOFRINDX + 1.780%) due 03/15/2024 ~		200	199
3.528% due 03/15/2024		400	392

Novartis Capital Corp.
2.400% due 09/21/2022		400	400

Panasonic Holdings Corp.
2.536% due 07/19/2022		2,100	2,100

RELX Capital, Inc.
3.500% due 03/16/2023		1,800	1,798

SK Broadband Co. Ltd.
3.875% due 08/13/2023		1,000	1,005

SK Telecom Co. Ltd.
3.750% due 04/16/2023		1,000	1,002

TWDC Enterprises 18 Corp.
2.125% due 09/13/2022		683	683

Zoetis, Inc.
3.250% due 02/01/2023		1,900	1,894

			33,692

UTILITIES 3.7%

Avangrid, Inc.
3.150% due 12/01/2024		500	489

Enel Finance International NV
2.650% due 09/10/2024		1,500	1,454

KT Corp.
2.625% due 08/07/2022		1,850	1,849

Southern California Edison Co.
2.153% (SOFRINDX + 0.640%) due 04/03/2023 ~		1,000	998

Southern Power Co.
0.900% due 01/15/2026		200	179

Verizon Communications, Inc.
2.235% (BBSW3M + 1.220%) due 02/17/2023 ~	AUD	1,000	692
2.511% (US0003M + 1.100%) due 05/15/2025 ~		$1,100	1,094

			6,755

Total Corporate Bonds & Notes (Cost $99,786)			98,088

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.4%

California Municipal Finance Authority Revenue Notes, Series 2020
1.486% due 11/01/2022		750	748

Total Municipal Bonds & Notes (Cost $750)			748

86	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 8.1%

Fannie Mae
1.150% (US0001M + 0.350%) due 08/25/2044 ~		$1,039	$1,025
1.974% due 10/25/2058 •		905	898
2.074% due 03/25/2049 - 11/25/2059 •		1,201	1,200
2.124% (US0001M + 0.500%) due 05/25/2046 ~		278	279
2.124% due 11/25/2059 •		2,262	2,268
2.174% (US0001M + 0.550%) due 12/25/2059 ~		2,936	2,957

Freddie Mac
1.624% (US0001M + 0.300%) due 08/15/2040 ~		1,187	1,178
1.724% (US0001M + 0.400%) due 09/15/2045 ~		574	572
1.774% (US0001M + 0.450%) due 11/15/2044 ~		1,514	1,519
1.924% (US0001M + 0.600%) due 01/15/2054 ~		527	530
2.074% due 09/25/2049 •		228	226
2.124% (US0001M + 0.500%) due 12/25/2049 ~		1,058	1,057

Ginnie Mae
1.171% due 06/20/2051 •		1,321	1,194

Total U.S. Government Agencies (Cost $15,044)			14,903

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.0%

280 Park Avenue Mortgage Trust
2.071% due 09/15/2034 •		500	491

BSST Mortgage Trust
2.579% (TSFR1M + 1.300%) due 02/15/2037 ~		500	486

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~		542	472

DROP Mortgage Trust
2.470% (US0001M + 1.150%) due 10/15/2043 ~		1,000	967

Ellington Financial Mortgage Trust
2.206% due 01/25/2067 ~		748	685

GCAT Trust
2.885% due 12/27/2066 ~		285	273

Gemgarto PLC
1.355% (SONIO/N + 0.590%) due 12/16/2067 ~	GBP	436	525

Hawksmoor Mortgage Funding PLC
1.703% due 05/25/2053 •		260	316

Hawksmoor Mortgages
1.703% due 05/25/2053 •		585	711

Hilton USA Trust
2.828% due 11/05/2035		$800	781

MFA Trust
1.381% due 04/25/2065 ~		132	127

OBX Trust
1.957% due 10/25/2061 ~		617	540
2.305% due 11/25/2061 ~		705	618
2.783% due 01/25/2062 þ		567	540

One Market Plaza Trust
3.614% due 02/10/2032		600	589

RESIMAC Premier
1.900% due 07/10/2052 •		299	297

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~		232	225

Towd Point HE Trust
0.918% due 02/25/2063 ~		172	164

VASA Trust
2.224% due 07/15/2039 •		500	478

Total Non-Agency Mortgage-Backed Securities (Cost $9,943)			9,285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 16.1%

American Money Management Corp. CLO Ltd.
1.914% due 04/17/2029 •		$493	$487

Apres Static CLO Ltd.
2.114% due 10/15/2028 •		258	257

Ares CLO Ltd.
1.914% (US0003M + 0.870%) due 01/15/2029 ~		807	796

College Avenue Student Loans LLC
2.824% due 12/26/2047 •		735	718

Commonbond Student Loan Trust
1.980% due 08/25/2050		1,608	1,544
3.560% due 09/25/2045		731	722

Dell Equipment Finance Trust
0.330% due 12/22/2026		464	457

Dryden Senior Loan Fund
2.024% due 04/15/2028 •		393	387

FHF Trust
3.100% due 09/15/2025		1,000	988

GMF Canada Leasing Trust
0.912% due 07/20/2023	CAD	16	12

Halseypoint Clo Ltd.
2.163% due 07/20/2031 •		$1,000	989

KVK CLO Ltd.
1.938% due 01/14/2028 •		27	27

LCM LP
1.914% due 07/19/2027 •		772	759

MP CLO Ltd.
1.934% due 10/18/2028 •		686	673

Nassau Ltd.
2.194% (US0003M + 1.150%) due 10/15/2029 ~		453	451

Navient Private Education Loan Trust
2.324% due 04/15/2069 •		330	325
2.574% due 02/15/2029 •		161	161
2.650% due 12/15/2028		35	34

Navient Private Education Refi Loan Trust
1.060% due 10/15/2069		1,272	1,173
1.310% due 01/15/2069		222	207
1.580% due 04/15/2070		229	203
2.400% due 10/15/2068		188	181
2.600% due 08/15/2068		1,181	1,126
3.130% due 02/15/2068		1,216	1,187

OCP CLO Ltd.
2.183% (US0003M + 1.120%) due 07/20/2029 ~		593	587

Oscar U.S. Funding Trust LLC
2.760% due 12/10/2024		51	51

OSD CLO Ltd.
1.914% due 04/17/2031 •		1,000	978

OZLM Ltd.
2.336% (US0003M + 1.050%) due 04/30/2027 ~		41	41

Palmer Square Loan Funding Ltd.
1.844% (US0003M + 0.800%) due 10/15/2029 ~		1,646	1,616

PRET LLC
1.868% due 07/25/2051 þ		459	414

Santander Retail Auto Lease Trust
0.290% due 04/22/2024		282	280

SMB Private Education Loan Trust
1.390% due 01/15/2053		910	824
2.124% (US0001M + 0.800%) due 01/15/2053 ~		1,000	965

SoFi Professional Loan Program LLC
2.224% due 07/25/2040 •		237	235
2.324% (US0001M + 0.700%) due 03/26/2040 ~		510	509
2.574% due 01/25/2039 •		219	219
2.630% due 07/25/2040		63	63
2.720% due 11/26/2040		278	277
2.724% due 10/27/2036 •		378	378

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
2.113% due 10/20/2028 •		$363	$359

Stratus CLO Ltd.
1.963% due 12/28/2029 •		573	563
2.013% due 12/29/2029 •		787	774

Symphony Static CLO Ltd.
2.014% (US0003M + 0.830%) due 10/25/2029 ~		1,708	1,677

Tesla Auto Lease Trust
0.360% due 09/22/2025		883	860
2.200% due 11/21/2022		1,000	999

Towd Point Mortgage Trust
3.750% due 05/25/2058 ~		402	393

Tricolor Auto Securitization Trust
0.740% due 04/15/2024		285	284
3.300% due 02/18/2025		1,116	1,107

Venture CLO Ltd.
1.924% due 07/15/2027 •		592	592
2.628% due 08/28/2029 •		479	476

Wellfleet CLO Ltd.
1.953% due 07/20/2029 •		172	170

Total Asset-Backed Securities (Cost $30,375)			29,555

SOVEREIGN ISSUES 0.8%

Israel Government International Bond
0.750% due 07/31/2022	ILS	1,000	286

Korea Development Bank
1.694% (US0003M + 0.725%) due 07/06/2022 ~		$1,090	1,090

Total Sovereign Issues (Cost $1,399)			1,376

SHORT-TERM INSTRUMENTS 15.6%

COMMERCIAL PAPER 0.8%

Crown Castle International Corp.
2.400% due 07/12/2022		1,500	1,499

REPURCHASE AGREEMENTS (d) 13.2%
			24,300

ISRAEL TREASURY BILLS 1.6%
(0.054)% due 10/07/2022 - 12/07/2022 (a)(b)	ILS	10,300	2,942

Total Short-Term Instruments (Cost $29,069)			28,741

Total Investments in Securities (Cost $186,366)			182,696

Total Investments 99.3% (Cost $186,366)			$182,696

Financial Derivative Instruments (e) 0.3% (Cost or Premiums, net $0)			574

Other Assets and Liabilities, net 0.4%			801

Net Assets 100.0%			$184,071

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	87

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	1.669%	01/25/2026	01/18/2022	$ 1,000	$966	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NOM	1.420%	06/30/2022	07/01/2022	$24,300	U.S. Treasury Bonds 4.375% due 11/15/2039	$(24,886)	$24,300	$24,301

Total Repurchase Agreements						$(24,886)	$24,300	$24,301

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
NOM	$24,301	$0	$0	$0	$24,301	$(24,886)	$(585)

Total Borrowings and Other Financing Transactions	$24,301	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(3,031) at a weighted average interest rate of 0.600%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	07/2022	GBP	2,411	$3,049	$113	$0
	09/2022	EUR	1,200	1,349	85	0

BPS	08/2022	GBP	2,412	2,930	0	(7)

CBK	10/2022	ILS	900	288	28	0
	11/2022		5,704	1,828	180	0
	12/2022		3,101	992	94	0

GLM	08/2022		1,007	313	25	0

88	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	07/2022	AUD	1,000		$722	$32	$0
	07/2022	CAD	130		103	2	0
	07/2022		$689	AUD	1,000	2	0
	08/2022	AUD	1,000		$689	0	(1)

JPM	12/2022	ILS	600		194	21	0

Total Forward Foreign Currency Contracts						$582	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$198	$0	$0	$198	$0	$0	$0	$0	$198	$0	$198
BPS	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
CBK	302	0	0	302	0	0	0	0	302	(270)	32
GLM	25	0	0	25	0	0	0	0	25	0	25
HUS	36	0	0	36	(1)	0	0	(1)	35	0	35
JPM	21	0	0	21	0	0	0	0	21	(10)	11
MBC	0	0	0	0	0	0	0	0	0	(30)	(30)

Total Over the Counter	$582	$0	$0	$582	$(8)	$0	$0	$(8)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$582	$0	$582

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8	$0	$8

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,590	$0	$1,590

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$420	$0	$420

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	89

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$57,641	$0	$57,641
Industrials	0	33,692	0	33,692
Utilities	0	6,755	0	6,755
Municipal Bonds & Notes
California	0	748	0	748
U.S. Government Agencies	0	14,903	0	14,903
Non-Agency Mortgage-Backed Securities	0	9,285	0	9,285
Asset-Backed Securities	0	29,555	0	29,555
Sovereign Issues	0	1,376	0	1,376
Short-Term Instruments
Commercial Paper	0	1,499	0	1,499
Repurchase Agreements	0	24,300	0	24,300
Israel Treasury Bills	0	2,942	0	2,942

Total Investments	$0	$182,696	$0	$182,696

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Over the counter	$0	$582	$0	$582

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(8)	$0	$(8)

Total Financial Derivative Instruments	$0	$574	$0	$574

Totals	$0	$183,270	$0	$183,270

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

90	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

CORPORATE BONDS & NOTES 56.9%

BANKING & FINANCE 36.1%

ADCB Finance Cayman Ltd.
4.000% due 03/29/2023	$2,366	$2,374

AerCap Ireland Capital DAC
1.150% due 10/29/2023	10,000	9,535
1.750% due 10/29/2024	23,800	21,980
2.193% (SOFRRATE + 0.680%) due 09/29/2023 ~	12,450	12,282
3.300% due 01/23/2023	3,550	3,537

AIA Group Ltd.
3.125% due 03/13/2023	13,060	13,051

American Express Co.
1.896% (US0003M + 0.610%) due 08/01/2022 ~	14,200	14,200

Aozora Bank Ltd.
1.050% due 09/09/2024	34,780	32,521
2.550% due 09/09/2022	15,319	15,308

Athene Global Funding
2.192% (US0003M + 1.230%) due 07/01/2022 ~	134,859	134,859

Aviation Capital Group LLC
3.875% due 05/01/2023	6,351	6,298

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	3,003	3,012

Banco Santander SA
2.131% (US0003M + 1.120%) due 04/12/2023 ~	7,000	6,998
3.848% due 04/12/2023	4,772	4,770

Bank of America Corp.
1.679% (SOFRRATE + 0.690%) due 04/22/2025 ~	37,879	36,957
1.760% due 10/24/2024 •	59,200	58,656
2.401% (US0003M + 0.790%) due 03/05/2024 ~	35,700	35,491

Bank of Nova Scotia
2.090% (SOFRRATE + 0.610%) due 09/15/2026 ~	27,800	26,938
2.406% (SOFRINDX + 0.960%) due 03/11/2024 ~	24,100	23,999

Banque Federative du Credit Mutuel SA
0.650% due 02/27/2024	27,200	25,846

Barclays PLC
2.791% (US0003M + 1.380%) due 05/16/2024 ~	64,482	64,467

BNP Paribas SA
2.274% (US0003M + 1.230%) due 01/15/2024 ~	4,000	4,068
3.800% due 01/10/2024	26,165	26,011

Canadian Imperial Bank of Commerce
1.856% (SOFRINDX + 0.400%) due 12/14/2023 ~	10,000	9,935

Caterpillar Financial Services Corp.
1.921% (US0003M + 0.510%) due 05/15/2023 ~	6,100	6,093

Charles Schwab Corp.
1.737% (SOFRINDX + 0.520%) due 05/13/2026 ~	29,400	28,621

Citigroup, Inc.
1.794% (SOFRRATE + 0.669%) due 05/01/2025 ~(d)	22,450	22,027
2.134% (US0003M + 0.950%) due 07/24/2023 ~	23,802	23,747
2.544% (US0003M + 1.100%) due 05/17/2024 ~	8,724	8,653
2.603% (US0003M + 1.023%) due 06/01/2024 ~	55,800	55,446
3.010% (US0003M + 1.430%) due 09/01/2023 ~	63,382	63,326

CNH Industrial Capital LLC
1.950% due 07/02/2023	9,860	9,640

Credit Suisse AG
1.000% due 05/05/2023	19,750	19,336

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.466% (SOFRINDX + 0.390%) due 02/02/2024 ~	$62,400	$61,528

Credit Suisse Group AG
2.961% (US0003M + 1.240%) due 06/12/2024 ~	6,000	6,010
3.800% due 06/09/2023	9,800	9,712

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	11,250	11,260

Danske Bank AS
1.171% due 12/08/2023 •	72,979	72,023
2.781% (US0003M + 1.060%) due 09/12/2023 ~	30,685	30,709
3.875% due 09/12/2023	19,621	19,545
5.375% due 01/12/2024	46,102	46,547

DBS Group Holdings Ltd.
1.804% (US0003M + 0.620%) due 07/25/2022 ~	119,068	118,950

Deutsche Bank AG
1.665% due 11/08/2023 •	31,800	31,427
2.601% (US0003M + 1.190%) due 11/16/2022 ~	14,869	14,865
2.783% (US0003M + 1.230%) due 02/27/2023 ~	1,850	1,848
3.300% due 11/16/2022	46,931	46,927
3.950% due 02/27/2023	58,408	58,295

Fidelity National Financial, Inc.
5.500% due 09/01/2022	17,000	17,065

First Abu Dhabi Bank PJSC
2.221% (US0003M + 0.850%) due 08/08/2023 ~	9,000	9,004

GA Global Funding Trust
1.000% due 04/08/2024	63,200	59,663
1.946% (SOFRRATE + 0.500%) due 09/13/2024 ~	50,570	48,979
2.148% (SOFRRATE + 1.360%) due 04/11/2025 ~	17,100	16,793

General Motors Financial Co., Inc.
1.050% due 03/08/2024	882	837
2.439% (SOFRRATE + 1.200%) due 11/17/2023 ~	29,931	29,511
3.250% due 01/05/2023	43,000	42,936
3.275% (US0003M + 0.990%) due 01/05/2023 ~	30,240	30,218
3.700% due 05/09/2023	6,986	6,987
4.150% due 06/19/2023	16,898	16,914
4.250% due 05/15/2023	13,000	13,049
5.100% due 01/17/2024	5,000	5,054

Goldman Sachs Group, Inc.
0.523% due 03/08/2023	1,100	1,079
1.217% due 12/06/2023	10,000	9,641
1.438% (SOFRRATE + 0.490%) due 10/21/2024 ~	26,600	25,947
1.779% due 11/17/2023 •	42,600	42,234
2.255% (US0003M + 0.750%) due 02/23/2023 ~	58,015	57,933
2.870% (SOFRRATE + 1.390%) due 03/15/2024 ~	16,600	16,629
2.905% due 07/24/2023 •	7,030	7,028
3.198% (US0003M + 1.600%) due 11/29/2023 ~	2,478	2,487
3.625% due 02/20/2024	26,000	25,939

Hana Bank
2.014% (US0003M + 0.800%) due 07/26/2023 ~	3,000	3,012
2.471% (US0003M + 0.750%) due 06/13/2024 ~	1,900	1,904
2.521% (US0003M + 0.800%) due 03/13/2023 ~	18,900	18,936
2.620% (US0003M + 0.875%) due 09/14/2022 ~	21,100	21,111
2.977% (US0003M + 0.700%) due 10/02/2022 ~	63,230	63,294

Harley-Davidson Financial Services, Inc.
3.350% due 02/15/2023	8,500	8,467

HSBC Holdings PLC
1.645% due 04/18/2026 •	9,700	8,899
2.455% (US0003M + 1.000%) due 05/18/2024 ~	175,085	173,710

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.951% (US0003M + 1.230%) due 03/11/2025 ~	$2,300	$2,284
3.033% due 11/22/2023 •	10,000	9,956

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022	19,000	19,025

Hyundai Capital Services, Inc.
0.750% due 09/15/2023	13,500	12,997
3.000% due 08/29/2022	17,600	17,602
3.750% due 03/05/2023	3,410	3,408

ING Groep NV
3.285% (US0003M + 1.000%) due 10/02/2023 ~	37,989	38,114

International Bank for Reconstruction & Development
0.650% due 02/10/2026	70,100	64,144

JPMorgan Chase & Co.
1.914% (US0003M + 0.730%) due 04/23/2024 ~	25,991	25,674
2.068% (SOFRRATE + 0.580%) due 03/16/2024 ~	25,746	25,445
2.074% (US0003M + 0.890%) due 07/23/2024 ~	8,879	8,844
2.212% due 02/24/2026 •	18,000	17,491
2.414% (US0003M + 1.230%) due 10/24/2023 ~	62,775	62,780

Kookmin Bank
2.875% due 03/25/2023	1,180	1,177

Lloyds Banking Group PLC
2.907% due 11/07/2023 •	26,275	26,189
4.050% due 08/16/2023	720	722

Mitsubishi HC Capital, Inc.
2.652% due 09/19/2022	11,448	11,448
3.559% due 02/28/2024	9,300	9,235

Mitsubishi UFJ Financial Group, Inc.
1.974% (US0003M + 0.790%) due 07/25/2022 ~	73,672	73,650
2.074% (US0003M + 0.860%) due 07/26/2023 ~	37,201	37,200
2.351% (US0003M + 0.740%) due 03/02/2023 ~	44,074	44,085

Mitsui Fudosan Co. Ltd.
2.950% due 01/23/2023	5,000	4,993

Mizuho Financial Group, Inc.
1.979% (US0003M + 0.990%) due 07/10/2024 ~	29,300	29,192
2.154% (US0003M + 0.630%) due 05/25/2024 ~	75,510	74,707
2.218% (SOFRRATE + 0.960%) due 05/22/2026 ~	46,640	45,516
2.275% (US0003M + 0.610%) due 09/08/2024 ~	41,300	40,859
2.571% (US0003M + 0.850%) due 09/13/2023 ~(b)	25,765	25,741

Morgan Stanley
0.731% due 04/05/2024 •	21,200	20,676
2.222% (SOFRRATE + 0.950%) due 02/18/2026 ~	106,700	103,863
2.591% (US0003M + 1.220%) due 05/08/2024 ~	9,321	9,326

Nationwide Building Society
0.550% due 01/22/2024	37,000	35,168
3.766% due 03/08/2024 •	2,177	2,172

Natwest Group PLC
3.747% (US0003M + 1.550%) due 06/25/2024 ~	7,500	7,509
3.875% due 09/12/2023	1,100	1,097

Nissan Motor Acceptance Co. LLC
1.671% (US0003M + 0.650%) due 07/13/2022 ~	26,583	26,574
2.305% (US0003M + 0.640%) due 03/08/2024 ~	29,350	28,642
2.600% due 09/28/2022	20,451	20,352
2.650% due 07/13/2022	21,373	21,369
2.924% due 09/28/2022 •	20,909	20,840
3.450% due 03/15/2023	3,421	3,403
3.875% due 09/21/2023	5,200	5,167

Nomura Holdings, Inc.
2.648% due 01/16/2025	84,495	80,708

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	91

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NongHyup Bank
0.875% due 07/28/2024	$12,100	$11,429

Nordea Bank Abp
2.370% (SOFRRATE + 0.960%) due 06/06/2025 ~	12,000	11,954
2.538% (US0003M + 0.940%) due 08/30/2023 ~	1,549	1,547

NTT Finance Corp.
0.373% due 03/03/2023	34,000	33,418

ORIX Corp.
4.050% due 01/16/2024	22,313	22,364

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	9,645	9,613
5.250% due 08/15/2022	4,584	4,584

Protective Life Global Funding
2.615% due 08/22/2022	8,900	8,895

QNB Finance Ltd.
3.346% (US0003M + 1.250%) due 03/21/2024 ~	25,000	25,162

Royal Bank of Canada
1.404% (US0003M + 0.360%) due 01/17/2023 ~	35,100	35,057
1.460% (SOFRINDX + 0.525%) due 01/20/2026 ~	31,476	30,654

Santander Holdings USA, Inc.
3.400% due 01/18/2023	76,902	76,805

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •	35,000	32,707

Skandinaviska Enskilda Banken AB
2.383% (SOFRRATE + 0.960%) due 06/09/2025 ~	30,000	29,998

SL Green Operating Partnership LP
3.250% due 10/15/2022	3,510	3,502

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	3,531	3,531

Societe Generale SA
3.875% due 03/28/2024	32,990	32,687
4.250% due 09/14/2023	18,708	18,740

Standard Chartered PLC
1.319% due 10/14/2023 •	20,199	20,055
2.104% (SOFRRATE + 1.250%) due 10/14/2023 ~	14,200	14,201
2.209% (SOFRRATE + 0.930%) due 11/23/2025 ~	12,900	12,608
3.253% (SOFRRATE + 1.740%) due 03/30/2026 ~	5,300	5,303
3.885% due 03/15/2024 •	5,200	5,186

Sumitomo Mitsui Financial Group, Inc.
1.668% (SOFRRATE + 0.880%) due 01/14/2027 ~	43,300	41,963
1.784% (US0003M + 0.740%) due 10/18/2022 ~	4,500	4,501
1.784% (US0003M + 0.740%) due 01/17/2023 ~	943	941

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023	6,000	5,804
0.850% due 03/25/2024	65,950	62,588
1.904% (SOFRRATE + 0.440%) due 09/16/2024 ~	34,975	34,373
2.550% due 03/10/2025	4,100	3,944

Toronto-Dominion Bank
2.332% (SOFRRATE + 0.910%) due 03/08/2024 ~	41,800	41,681

UBS AG
1.529% (SOFRRATE + 0.360%) due 02/09/2024 ~	14,800	14,709
1.619% due 08/09/2024 •	50,000	49,676

UBS Group AG
2.361% due 08/15/2023 •	2,600	2,599
2.361% (US0003M + 0.950%) due 08/15/2023 ~	72,186	72,166
2.789% (SOFRRATE + 1.580%) due 05/12/2026 ~	25,000	24,967
2.859% due 08/15/2023 •	3,800	3,799

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
2.469% (US0003M + 1.230%) due 10/31/2023 ~	$167,791	$167,897

Woori Bank
2.156% (US0003M + 0.870%) due 02/01/2023 ~	2,000	2,004

		4,247,844

INDUSTRIALS 13.4%

AbbVie, Inc.
2.155% (US0003M + 0.650%) due 11/21/2022 ~	41,690	41,701

Altria Group, Inc.
2.850% due 08/09/2022	18,000	18,000
2.950% due 05/02/2023	6,000	5,963

Barry Callebaut Services NV
5.500% due 06/15/2023	1,610	1,620

BAT Capital Corp.
2.291% (US0003M + 0.880%) due 08/15/2022 ~	170,613	170,501

Bayer U.S. Finance LLC
2.839% (US0003M + 1.010%) due 12/15/2023 ~	42,800	42,584
3.875% due 12/15/2023	12,238	12,221

BMW Finance NV
2.250% due 08/12/2022	4,600	4,600

Boeing Co.
1.167% due 02/04/2023	40,610	40,161
1.433% due 02/04/2024	72,917	69,711
1.875% due 06/15/2023	8,000	7,811
2.800% due 03/01/2023	425	423
4.508% due 05/01/2023	99,805	100,079

CenterPoint Energy Resources Corp.
2.111% (US0003M + 0.500%) due 03/02/2023 ~	24,381	24,316

Charter Communications Operating LLC
2.936% (US0003M + 1.650%) due 02/01/2024 ~	48,093	48,476

Cigna Corp.
0.613% due 03/15/2024	8,100	7,719
1.934% (US0003M + 0.890%) due 07/15/2023 ~	28,000	28,025
3.750% due 07/15/2023	4,942	4,955

Conagra Brands, Inc.
0.500% due 08/11/2023	8,800	8,486

ConocoPhillips Co.
2.125% due 03/08/2024	35,000	34,333

Daimler Finance North America LLC
2.175% (US0003M + 0.840%) due 05/04/2023 ~	3,200	3,195

Daimler Trucks Finance North America LLC
1.930% (SOFRRATE + 0.500%) due 06/14/2023 ~	39,800	39,650
2.088% (SOFRRATE + 0.600%) due 12/14/2023 ~	23,400	23,226
2.230% (SOFRRATE + 0.750%) due 12/13/2024 ~	1,000	988

Discovery Communications LLC
2.950% due 03/20/2023	435	432

Enbridge, Inc.
0.550% due 10/04/2023	12,100	11,658

Entergy Louisiana LLC
0.950% due 10/01/2024	8,200	7,707

ERAC USA Finance LLC
3.300% due 10/15/2022	1,000	1,000

Fidelity National Information Services, Inc.
0.375% due 03/01/2023	10,200	9,991

Fiserv, Inc.
3.500% due 10/01/2022	4,249	4,249

General Mills, Inc.
6.410% due 10/15/2022	21,400	21,596

General Motors Co.
4.875% due 10/02/2023	3,242	3,275
5.400% due 10/02/2023 (d)	2,500	2,539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSK Consumer Healthcare Capital U.S. LLC
2.400% (SOFRRATE + 0.890%) due 03/24/2024 ~	$18,900	$18,901

Humana, Inc.
0.650% due 08/03/2023	33,000	31,944

Huntington Ingalls Industries, Inc.
0.670% due 08/16/2023	11,900	11,480

Hyundai Capital America
0.800% due 04/03/2023	39,730	38,774
0.800% due 01/08/2024	5,000	4,753
1.250% due 09/18/2023	475	460
2.375% due 02/10/2023	20,563	20,305
2.850% due 11/01/2022	23,148	23,093
3.250% due 09/20/2022	16,184	16,182
4.125% due 06/08/2023	970	969
5.750% due 04/06/2023	20,303	20,613

Illumina, Inc.
0.550% due 03/23/2023	21,500	21,054

Imperial Brands Finance PLC
3.500% due 02/11/2023	32,669	32,494

Kia Corp.
1.000% due 04/16/2024	2,200	2,096
3.000% due 04/25/2023	28,365	28,297

Komatsu Finance America, Inc.
2.437% due 09/11/2022	10,550	10,536

Leidos, Inc.
2.950% due 05/15/2023	39,357	38,989

Lennar Corp.
4.750% due 11/15/2022	18,828	18,861

Magallanes, Inc.
3.259% (SOFRINDX + 1.780%) due 03/15/2024 ~	19,700	19,648
3.528% due 03/15/2024	38,100	37,332

Martin Marietta Materials, Inc.
0.650% due 07/15/2023	21,520	20,805

Mondelez International, Inc.
2.125% due 03/17/2024	6,400	6,242

NetApp, Inc.
3.250% due 12/15/2022	510	510

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	3,321	3,267

Panasonic Holdings Corp.
2.536% due 07/19/2022	16,460	16,459

Penske Truck Leasing Co. LP
2.700% due 03/14/2023	15,635	15,594
4.125% due 08/01/2023	2,143	2,152

Pioneer Natural Resources Co.
0.550% due 05/15/2023	22,200	21,644

RELX Capital, Inc.
3.500% due 03/16/2023	1,770	1,768

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	11,652	11,766

Schneider Electric SE
2.950% due 09/27/2022	6,714	6,713

SK Broadband Co. Ltd.
3.875% due 08/13/2023	15,632	15,707

SK Hynix, Inc.
1.000% due 01/19/2024	4,000	3,821

SK Telecom Co. Ltd.
3.750% due 04/16/2023	1,400	1,403

Sky Ltd.
3.125% due 11/26/2022	1,500	1,501

Southern Natural Gas Co. LLC
0.625% due 04/28/2023	7,000	6,792

Stellantis NV
5.250% due 04/15/2023	25,165	25,385

Thermo Fisher Scientific, Inc.
0.797% due 10/18/2023	3,500	3,393
1.225% (SOFRINDX + 0.350%) due 04/18/2023 ~	44,000	43,811
1.265% (SOFRINDX + 0.390%) due 10/18/2023 ~	39,900	39,390

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	13,192	13,578

92	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verisk Analytics, Inc.
4.125% due 09/12/2022	$489	$490

VMware, Inc.
0.600% due 08/15/2023	19,300	18,661

Volkswagen Group of America Finance LLC
0.750% due 11/23/2022	30,800	30,557
2.339% (SOFRRATE + 0.950%) due 06/07/2024 ~	46,100	45,912
4.250% due 11/13/2023	9,313	9,319

Zoetis, Inc.
3.250% due 02/01/2023	6,600	6,579

		1,571,191

UTILITIES 7.4%

American Electric Power Co., Inc.
1.766% (US0003M + 0.480%) due 11/01/2023 ~	163,600	162,458

AT&T, Inc.
2.301% (US0003M + 0.890%) due 02/15/2023 ~	74,811	74,830

Atmos Energy Corp.
0.625% due 03/09/2023	26,600	26,137
2.070% (US0003M + 0.380%) due 03/09/2023 ~	114,700	114,443

BP Capital Markets PLC
2.746% (US0003M + 0.650%) due 09/19/2022 ~	1,000	1,000

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	11,600	11,225

Dominion Energy, Inc.
2.359% (US0003M + 0.530%) due 09/15/2023 ~	48,612	48,407

Enel Finance International NV
2.650% due 09/10/2024	14,100	13,670

Engie SA
2.875% due 10/10/2022	10,000	9,976

Kansai Electric Power Co., Inc.
2.550% due 09/17/2024	14,272	13,864

KT Corp.
2.625% due 08/07/2022 (b)	14,340	14,336

Mississippi Power Co.
1.811% (SOFRRATE + 0.300%) due 06/28/2024 ~	16,575	16,256

NextEra Energy Capital Holdings, Inc.
1.775% (US0003M + 0.270%) due 02/22/2023 ~	20,450	20,325
1.888% (SOFRINDX + 0.540%) due 03/01/2023 ~	28,500	28,361
2.066% (SOFRINDX + 1.020%) due 03/21/2024 ~	28,000	27,803

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	5,500	5,482

Oklahoma Gas & Electric Co.
0.553% due 05/26/2023	14,000	13,608

Pacific Gas & Electric Co.
1.700% due 11/15/2023	14,000	13,499
2.371% (SOFRINDX + 1.150%) due 11/14/2022 ~	5,715	5,692
4.250% due 08/01/2023	1,600	1,592

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023	11,350	11,334

Southern California Edison Co.
0.700% due 04/03/2023	27,400	26,786
0.700% due 08/01/2023	20,400	19,779
2.153% (SOFRINDX + 0.640%) due 04/03/2023 ~	62,700	62,585

Southern California Gas Co.
2.095% (US0003M + 0.350%) due 09/14/2023 ~	9,700	9,641

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
2.511% (US0003M + 1.100%) due 05/15/2025 ~	$120,952	$120,295

		873,384

Total Corporate Bonds & Notes (Cost $6,794,826)		6,692,419

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023	6,000	5,885

Total Municipal Bonds & Notes (Cost $6,000)		5,885

U.S. GOVERNMENT AGENCIES 5.7%

Fannie Mae
1.100% due 06/25/2048 •	9,072	9,032
1.120% due 08/25/2044 •	3,155	3,131
1.150% (US0001M + 0.350%) due 08/25/2044 ~	6,506	6,469
1.150% due 10/25/2044 •	4,226	4,186
1.200% due 07/25/2044 - 03/25/2060 •	17,492	17,307
1.200% (US0001M + 0.400%) due 09/25/2049 ~	7,984	7,921
1.250% due 07/25/2046 •	311	309
1.250% (US0001M + 0.450%) due 07/25/2046 - 08/25/2050 ~	16,747	16,593
1.300% due 07/25/2046 •	4,148	4,136
1.306% (US0001M + 0.300%) due 01/25/2037 ~	268	264
1.874% due 05/25/2037 •	12	12
1.924% (US0001M + 0.300%) due 12/25/2045 ~	2,028	2,015
1.954% due 02/25/2037 •	17	17
1.974% (US0001M + 0.350%) due 11/25/2036 ~	47	47
1.995% due 04/18/2028 - 09/18/2031 •	365	365
2.000% due 12/25/2044	1,094	1,020
2.024% due 06/25/2026 •	73	73
2.034% due 09/25/2035 •	265	264
2.044% due 03/25/2037 •	174	173
2.074% due 02/25/2038 - 06/25/2059 •	11,507	11,479
2.095% due 05/18/2032 •	75	76
2.124% (US0001M + 0.500%) due 06/25/2031 - 07/25/2049 ~	6,645	6,637
2.124% due 11/25/2059 •	4,291	4,302
2.145% due 03/18/2032 •	79	80
2.174% (US0001M + 0.550%) due 12/25/2059 ~	2,669	2,688
2.304% (US0001M + 0.680%) due 12/25/2037 ~	301	305
2.324% due 05/25/2037 •	57	57
2.352% due 05/01/2038 •	261	269
2.374% due 03/25/2037 - 02/25/2040 •	58	58
2.404% due 02/25/2038 •	675	686
2.474% due 07/25/2038 •	31	31
2.524% (US0001M + 0.900%) due 03/25/2032 ~	14	14
2.722% due 01/01/2036 •	1,961	2,031

Freddie Mac
1.000% due 01/15/2041 - 09/15/2044	84,496	75,110
1.120% due 05/15/2038 •	2,267	2,241
1.130% due 05/15/2041 •	2,459	2,445
1.150% (US0001M + 0.350%) due 03/15/2037 - 03/15/2043 ~	12,539	12,394

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.150% due 10/15/2037 - 08/15/2042 •	$26,421	$25,931
1.200% (US0001M + 0.400%) due 12/15/2042 - 11/15/2044 ~	5,617	5,563
1.220% due 06/15/2044 •	7,292	7,209
1.250% (US0001M + 0.450%) due 12/15/2037 ~	1,199	1,189
1.574% due 11/15/2036 - 01/15/2040 •	15	15
1.644% due 02/15/2037 •	668	663
1.744% due 04/15/2041 •	189	189
1.774% due 09/15/2048 - 04/15/2049 •	4,446	4,432
1.824% due 07/15/2039 •	26	26
2.074% due 09/25/2049 •	12,196	12,152
2.124% (US0001M + 0.500%) due 12/25/2049 ~	4,069	4,065
2.485% due 09/01/2037 •	1,496	1,548

Ginnie Mae
0.706% (US0012M + 0.250%) due 12/20/2068 ~	6,308	6,122
1.003% due 06/20/2066 •	272	271
1.171% due 06/20/2051 - 07/20/2051 •	252,535	230,927
1.273% (US0001M + 0.470%) due 06/20/2067 ~	1,130	1,119
1.303% (US0001M + 0.500%) due 03/20/2061 - 07/20/2067 ~	3,161	3,139
1.303% due 07/20/2063 - 04/20/2064 •	2,050	2,038
1.403% due 05/20/2065 •	7,667	7,609
1.453% (US0001M + 0.650%) due 12/20/2064 ~	6,530	6,474
1.453% due 10/20/2065 •	9,140	9,083
1.462% due 06/20/2046 •	16,527	16,440
1.503% due 04/20/2070 •	38,135	37,574
1.583% due 09/20/2066 •	1,290	1,286
1.603% due 07/20/2066 •	2,398	2,392
1.633% due 08/20/2066 •	824	822
1.723% due 07/20/2065 •	4,359	4,357
1.803% due 01/20/2066 •	3,978	3,974
1.853% (US0001M + 1.050%) due 02/20/2066 ~	9,453	9,446
1.968% due 04/20/2067 •	1,389	1,373
1.995% due 07/20/2049 •	6,985	6,939
2.045% due 03/20/2049 - 06/20/2049 •	15,872	15,780
2.195% due 09/20/2040 •	3,529	3,544
2.209% (US0001M + 0.700%) due 01/16/2040 ~	2,598	2,617
2.215% (US0001M + 0.620%) due 05/20/2041 ~	6,894	6,926
2.225% due 10/20/2040 •	6,430	6,467
2.245% due 05/20/2041 •	1,885	1,893
2.335% due 02/20/2040 •	2,222	2,242
2.345% due 03/20/2040 •	6,140	6,195
2.365% (US0001M + 0.770%) due 04/20/2040 ~	4,542	4,583
2.395% due 03/20/2040 •	4,784	4,832
2.463% due 05/20/2063 •	599	596
2.500% due 01/20/2049 - 10/20/2049	3,103	2,957
3.000% due 07/20/2046	387	382
3.379% (US0012M + 0.750%) due 06/20/2067 ~	5,195	5,181
6.000% due 12/15/2033	11	12
6.500% due 11/15/2033 - 09/15/2034	18	19
7.000% due 02/15/2024 - 07/15/2032	44	43
7.500% due 07/15/2024 - 06/15/2028	28	29

Total U.S. Government Agencies (Cost $706,733)		672,902

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	93

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 6.8%

U.S. Treasury Notes
2.250% due 03/31/2024	$252,100	$248,958
2.500% due 04/30/2024	560,300	555,496

Total U.S. Treasury Obligations (Cost $808,951)		804,454

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.5%

AREIT Trust
2.021% (SOFR30A + 1.250%) due 01/16/2037 ~	40,800	39,202
2.603% due 11/17/2038 •	30,339	29,241
2.718% due 09/14/2036 •	2,966	2,905

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	17,222	15,986

Ashford Hospitality Trust
2.224% due 04/15/2035 •	1,819	1,768
2.325% (US0001M + 1.000%) due 06/15/2035 ~	9,300	9,024

BDS Ltd.
2.207% (SOFR30A + 1.414%) due 09/15/2035 ~	3,681	3,653

Bear Stearns Adjustable Rate Mortgage Trust
3.160% due 08/25/2033 ~	333	327

Beast Mortgage Trust
2.374% due 03/15/2036 •	600	580

Beneria Cowen & Pritzer Collateral Funding Corp.
2.123% due 06/15/2038 •	5,500	5,292

BFLD Trust
2.474% due 10/15/2035 •	12,000	11,670

BHP Trust
2.299% due 08/15/2036 •	2,561	2,487

Brass PLC
2.111% (US0003M + 0.700%) due 11/16/2066 ~	3,045	3,046

BSST Mortgage Trust
2.579% (TSFR1M + 1.300%) due 02/15/2037 ~	8,000	7,779

BXMT Ltd.
2.288% (SOFR30A + 1.514%) due 11/15/2037 ~	57,900	57,321

CGRBS Commercial Mortgage Trust
3.369% due 03/13/2035	1,480	1,480

COLT Mortgage Loan Trust
1.397% due 10/25/2066 ~	29,544	25,718

Commercial Mortgage Trust
2.625% due 12/15/2038 •	10,000	9,602

Credit Suisse Mortgage Capital Trust
2.074% due 07/15/2032 •	13,000	12,351
2.674% (US0001M + 1.350%) due 10/15/2037 ~	8,700	8,469

CRSNT Commercial Mortgage Trust
2.150% due 04/15/2036 •	52,400	50,613

DBCG Mortgage Trust
2.025% due 06/15/2034 •	78,640	76,931

DBWF Mortgage Trust
2.625% (US0001M + 1.030%) due 12/19/2030 ~	900	875

Ellington Financial Mortgage Trust
2.206% due 01/25/2067 ~	43,394	39,746

Extended Stay America Trust
2.405% (US0001M + 1.080%) due 07/15/2038 ~	2,385	2,329

GCAT Trust
2.650% due 10/25/2068 ~	2,302	2,220
2.885% due 12/27/2066 ~	26,866	25,779

Gosforth Funding PLC
1.974% (US0003M + 0.450%) due 08/25/2060 ~	1,252	1,252

GPMT Ltd.
2.862% (US0001M + 1.250%) due 07/16/2035 ~	33,108	32,569

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. Trust
2.224% (US0001M + 0.900%) due 07/15/2031 ~	$9,100	$8,932

GS Mortgage Securities Trust
3.648% due 01/10/2047	3,105	3,098

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	59,222	56,451

Hilton USA Trust
2.828% due 11/05/2035	11,600	11,315

JP Morgan Chase Commercial Mortgage Securities Trust
2.324% due 09/15/2029 •	39,072	38,523

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ	5,771	5,604

LoanCore Issuer Ltd.
1.694% (SOFR30A + 0.914%) due 07/15/2035 ~	11,719	11,469

LUXE Commercial Mortgage Trust
2.374% due 10/15/2038 •	26,000	25,079

MAD Mortgage Trust
3.294% due 08/15/2034 ~	3,528	3,402

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.024% due 11/15/2031 •	383	375

MF1 Ltd.
2.349% due 12/15/2034 •	2,700	2,597

MFA Trust
1.131% due 07/25/2060 ~	38,747	35,862
1.381% due 04/25/2065 ~	14,407	13,888

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	685	671

Morgan Stanley Capital Trust
2.174% due 11/15/2034 •	4,535	4,423
2.224% due 07/15/2035 •	2,300	2,232
2.493% due 12/15/2023 •	47,200	45,535

Natixis Commercial Mortgage Securities Trust
2.274% due 08/15/2038 •	3,000	2,892

OBX Trust
1.957% due 10/25/2061 ~	34,915	30,560
2.305% due 11/25/2061 ~	47,607	41,713
2.783% due 01/25/2062 þ	50,681	48,213

PFP Ltd.
2.174% due 04/14/2038 •	16,411	15,868
2.559% due 04/14/2037 •	1,041	1,033

Ready Capital Mortgage Financing LLC
2.598% due 01/25/2037 •	25,000	24,132
2.624% due 04/25/2038 •	21,435	20,723

RESIMAC Bastille Trust
1.450% due 02/03/2053 •	28,291	28,033

RESIMAC Premier
1.900% due 07/10/2052 •	7,471	7,429

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	5,529	5,373

Starwood Mortgage Trust
2.182% due 11/15/2036 •	17,200	16,461

Tharaldson Hotel Portfolio Trust
2.170% (US0001M + 1.050%) due 11/11/2034 ~	4,467	4,339

Towd Point HE Trust
0.918% due 02/25/2063 ~	11,536	11,019

UBS-Barclays Commercial Mortgage Trust
1.990% due 04/10/2046 •	14,051	14,020

Verus Securitization Trust
0.820% due 10/25/2063 ~	8,625	8,423
1.630% due 10/25/2066 ~	42,260	37,629

VMC Finance LLC
2.712% due 06/16/2036 •	13,958	13,618

Wells Fargo Commercial Mortgage Trust
2.105% (US0001M + 0.850%) due 12/13/2031 ~	5,400	5,313
2.573% due 07/15/2046 •	4,147	4,147

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo-RBS Commercial Mortgage Trust
3.071% due 03/15/2045	$23,772	$23,682

Total Non-Agency Mortgage-Backed Securities (Cost $1,168,416)		1,114,291

ASSET-BACKED SECURITIES 14.8%

American Money Management Corp. CLO Ltd.
1.914% due 04/17/2029 •	15,709	15,509

Anchorage Capital CLO Ltd.
2.094% due 07/15/2030 •	4,400	4,349

Apex Credit CLO Ltd.
3.086% due 09/20/2029 •	9,664	9,523

Apidos CLO
1.944% (US0003M + 0.900%) due 07/18/2029 ~	24,900	24,514
1.974% due 07/17/2030 •	15,800	15,576
2.073% (US0003M + 1.010%) due 04/20/2031 ~	9,450	9,286

Arbor Realty Commercial Real Estate Notes Ltd.
2.424% (US0001M + 1.100%) due 05/15/2036 ~	6,400	6,223

Ares CLO Ltd.
1.914% (US0003M + 0.870%) due 01/15/2029 ~	7,805	7,690
2.094% due 04/18/2031 •	2,200	2,146

ARI Fleet Lease Trust
1.804% (US0001M + 0.480%) due 11/15/2027 ~	929	929

Arkansas Student Loan Authority
2.424% due 11/25/2043 •	337	336

Atlas Senior Loan Fund Ltd.
1.933% due 04/20/2028 •	1,380	1,372
2.216% due 04/22/2031 •	2,000	1,962

Barings CLO Ltd.
2.013% (US0003M + 0.950%) due 07/20/2029 ~	6,303	6,259

Benefit Street Partners CLO Ltd.
1.994% due 10/15/2030 •	12,300	12,075
2.074% (US0003M + 1.030%) due 01/17/2032 ~	8,600	8,378

BlueMountain CLO Ltd.
2.316% (US0003M + 1.180%) due 10/22/2030 ~	4,466	4,415

Carlyle Global Market Strategies CLO Ltd.
2.275% (US0003M + 1.050%) due 07/27/2031 ~	4,711	4,623
2.361% due 08/14/2030 •	42,600	41,975

Carlyle U.S. CLO Ltd.
2.063% (US0003M + 1.000%) due 04/20/2031 ~	10,000	9,815

Carrington Mortgage Loan Trust
2.313% due 07/20/2030 •	6,900	6,824

Catamaran CLO Ltd.
2.236% due 04/22/2030 •	20,893	20,620

Chesapeake Funding LLC
0.870% due 08/15/2032	7,767	7,655
1.724% due 04/15/2031 •	1,716	1,716
1.804% due 09/15/2031 •	2,567	2,566
1.974% (US0001M + 0.650%) due 08/15/2032 ~	8,458	8,428

CIFC Funding Ltd.
2.134% (US0003M + 0.950%) due 10/24/2030 ~	44,000	43,293

CIT Mortgage Loan Trust
2.974% due 10/25/2037 •	5,423	5,401

Citibank Credit Card Issuance Trust
2.246% due 04/22/2026 •	6,000	6,037

Commonbond Student Loan Trust
2.474% due 05/25/2041 •	371	369

Crestline Denali CLO Ltd.
2.093% (US0003M + 1.030%) due 04/20/2030 ~	23,900	23,553

94	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell Equipment Finance Trust
1.217% due 03/22/2023	$12,097	$12,071

DLLMT LLC
1.000% due 07/21/2025	3,000	2,881

Dryden Senior Loan Fund
2.024% due 04/15/2028 •	4,716	4,648
2.064% due 04/15/2029 •	21,200	20,914
2.096% due 01/17/2033 •	3,400	3,322

DT Auto Owner Trust
0.540% due 04/15/2024	16	16

Edsouth Indenture LLC
2.354% due 04/25/2039 •	552	544
2.774% due 09/25/2040 •	64	64

Elevation CLO Ltd.
2.134% (US0003M + 0.950%) due 10/25/2030 ~	15,600	15,307

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046	8,097	7,357

Flagship Credit Auto Trust
0.700% due 04/15/2025	732	729

Ford Credit Floorplan Master Owner Trust
1.824% due 09/15/2025 •	47,700	47,660
1.924% (US0001M + 0.600%) due 09/15/2024 ~	20,400	20,410

Foursight Capital Automobile Receivables Trust
1.150% due 09/15/2025	25,100	24,596

Galaxy CLO Ltd.
2.014% (US0003M + 0.970%) due 10/15/2030 ~	6,900	6,790

Gallatin CLO Ltd.
2.134% due 07/15/2031 •	6,000	5,877

GoldenTree Loan Management U.S. CLO Ltd.
1.973% due 11/20/2030 •	31,500	30,818

Halseypoint Clo Ltd.
2.163% due 07/20/2031 •	13,250	13,100

KKR CLO Ltd.
1.984% due 07/18/2030 •	4,000	3,936

KVK CLO Ltd.
1.938% due 01/14/2028 •	299	300

LCM LP
1.914% due 07/19/2027 •	4,804	4,723
2.063% due 07/20/2030 •	800	787
2.103% (US0003M + 1.040%) due 10/20/2027 ~	1,386	1,378

LCM Ltd.
2.114% (US0003M + 1.070%) due 04/15/2031 ~	1,000	977
2.223% due 10/20/2028 •	6,253	6,186

LMREC LLC
2.674% (US0001M + 1.050%) due 04/22/2037 ~	12,727	12,508

Madison Park Funding Ltd.
2.053% due 04/20/2032 •	4,500	4,382
2.056% (US0003M + 0.920%) due 01/22/2028 ~	465	459
2.098% (US0003M + 1.000%) due 07/21/2030 ~	4,000	3,935
2.195% due 07/27/2031 •	7,400	7,272
2.304% due 04/25/2032 •	6,800	6,651
2.439% (US0003M + 1.200%) due 07/29/2030 ~	4,000	3,958

Magnetite Ltd.
2.291% due 11/15/2028 •	4,634	4,563

Marathon CLO Ltd.
2.194% due 04/15/2029 •	15,274	15,083

Marble Point CLO Ltd.
2.224% due 12/18/2030 •	5,331	5,231

Master Credit Card Trust
2.102% due 07/21/2024 •	12,000	12,003

MMAF Equipment Finance LLC
2.330% due 12/08/2025	344	344

Mountain View CLO LLC
2.084% (US0003M + 1.040%) due 01/16/2031 ~	16,500	16,187

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.134% (US0003M + 1.090%) due 10/16/2029 ~	$9,707	$9,586

MP CLO Ltd.
1.934% due 10/18/2028 •	22,794	22,367

Nassau Ltd.
2.194% (US0003M + 1.150%) due 10/15/2029 ~	24,022	23,912

Navient Private Education Loan Trust
2.324% due 04/15/2069 •	11,218	11,051
2.574% due 02/15/2029 •	418	417

Navient Private Education Refi Loan Trust
0.840% due 05/15/2069	6,122	5,608
1.310% due 01/15/2069	19,585	18,266
1.580% due 04/15/2070	38,646	34,211
1.690% due 05/15/2069	9,844	9,305
2.230% due 07/15/2070	30,391	28,334
3.130% due 02/15/2068	3,487	3,406

Navient Student Loan Trust
2.224% (US0001M + 0.600%) due 07/26/2066 ~	3,128	3,124
2.424% due 07/26/2066 •	6,425	6,227
2.674% (US0001M + 1.050%) due 12/27/2066 ~	16,341	16,142

Nelnet Student Loan Trust
1.420% due 04/20/2062	979	908
2.216% (US0003M + 0.120%) due 12/24/2035 ~	2,816	2,801
2.224% (US0001M + 0.600%) due 03/25/2030 ~	1,218	1,211
2.424% due 09/25/2065 •	12,904	12,723
2.424% due 08/25/2067 •	20,228	19,818
2.474% due 02/25/2066 •	9,409	9,157

Neuberger Berman CLO Ltd.
1.974% due 10/18/2029 •	2,000	1,957
2.064% (US0003M + 1.020%) due 04/19/2030 ~	1,400	1,377
2.103% due 04/20/2031 •	600	585

Northstar Education Finance, Inc.
2.324% due 12/26/2031 •	427	423

Octagon Investment Partners Ltd.
2.411% due 02/14/2031 •	3,900	3,812

Oscar U.S. Funding LLC
0.390% due 08/12/2024	7,331	7,275
1.600% due 03/10/2025	49,700	48,860

Oscar U.S. Funding Trust LLC
2.760% due 12/10/2024	274	274

OZLM Ltd.
2.024% (US0003M + 0.980%) due 10/17/2029 ~	32,020	31,589
2.054% due 07/17/2029 •	3,725	3,689
2.441% due 05/16/2030 •	7,000	6,881

Palmer Square Loan Funding Ltd.
1.844% (US0003M + 0.800%) due 10/15/2029 ~	25,689	25,221
1.863% (US0003M + 0.800%) due 07/20/2029 ~	54,410	53,730
1.963% due 04/20/2029 •	3,247	3,216
2.084% due 10/24/2027 •	4,077	4,062
2.278% due 02/20/2028 •	13,250	13,173
2.328% (US0003M + 0.850%) due 08/20/2027 ~	8,972	8,939

PHEAA Student Loan Trust
2.574% (US0001M + 0.950%) due 11/25/2065 ~	5,496	5,356

PRET LLC
1.868% due 07/25/2051 þ	5,137	4,639

Romark CLO Ltd.
2.214% (US0003M + 1.030%) due 10/23/2030 ~	40,500	39,785

Santander Consumer Auto Receivables Trust
1.370% due 10/15/2024	1,093	1,091

Santander Drive Auto Receivables Trust
2.120% due 10/15/2026	17,500	17,388

Saranac CLO Ltd.
2.584% due 08/13/2031 •	16,400	16,064

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLC Student Loan Trust
1.939% (US0003M + 0.110%) due 03/15/2027 ~	$451	$450
1.949% (US0003M + 0.120%) due 06/15/2029 ~	5,651	5,617

SLM Private Credit Student Loan Trust
2.139% due 12/15/2038 •	5,685	5,494

SLM Student Loan Trust
1.304% due 01/25/2027 •	5,091	5,068
1.324% due 10/25/2028 •	952	940
1.706% due 01/25/2029 •	2,671	2,552
2.274% due 12/27/2038 •	2,332	2,262
2.379% (US0003M + 0.550%) due 12/15/2025 ~	743	741
2.684% due 04/25/2023 •	195	195

SMB Private Education Loan Trust
1.290% due 07/15/2053	18,895	17,142
1.924% due 03/17/2053 •	8,072	7,859
2.224% due 09/15/2034 •	7,322	7,291
2.340% due 09/15/2034	4,059	3,940
2.424% (US0001M + 1.100%) due 09/15/2034 ~	3,169	3,164
2.424% due 07/15/2053 •	2,383	2,342

SoFi Professional Loan Program LLC
1.974% due 02/25/2042 •	196	195
2.224% due 07/25/2040 •	364	363
2.324% (US0001M + 0.700%) due 03/26/2040 ~	353	353
2.360% due 12/27/2032	54	54
2.574% due 01/25/2039 •	87	86
2.650% due 09/25/2040	1,484	1,455
2.724% due 10/27/2036 •	1,223	1,223
2.740% due 05/25/2040	937	931
2.924% due 02/25/2040 •	554	553

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	15,879	15,124

Sound Point CLO Ltd.
2.043% due 10/20/2030 •	4,500	4,419
2.084% (US0003M + 0.900%) due 01/23/2029 ~	7,977	7,864
2.113% due 10/20/2028 •	2,323	2,295
2.124% due 04/15/2030 •	3,055	3,014
2.164% due 07/25/2030 •	29,350	28,866
2.174% due 01/23/2029 •	18,639	18,415
2.194% (US0003M + 1.150%) due 04/18/2031 ~	1,000	986
2.314% due 07/26/2031 •	600	587

Starwood Mortgage Trust
2.129% due 11/15/2038 •	23,200	22,402

Stratus CLO Ltd.
1.963% due 12/28/2029 •	4,967	4,880

Symphony CLO Ltd.
1.988% (US0003M + 0.950%) due 07/14/2026 ~	3,385	3,377

Symphony Static CLO Ltd.
2.014% (US0003M + 0.830%) due 10/25/2029 ~	4,032	3,960

TCW CLO Ltd.
2.154% (US0003M + 0.970%) due 04/25/2031 ~	19,100	18,691

TICP CLO Ltd.
1.903% (US0003M + 0.840%) due 04/20/2028 ~	561	555

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	63,976	59,511
2.224% due 02/25/2057 •	977	967
2.624% due 10/25/2059 •	1,995	1,965
2.710% due 01/25/2060 ~	21,364	20,560
2.900% due 10/25/2059 ~	17,599	17,091
3.656% due 03/25/2058 ~	11,430	11,176

Toyota Auto Loan Extended Note Trust
1.350% due 05/25/2033	41,800	38,919

Venture CLO Ltd.
1.924% due 07/15/2027 •	6,574	6,576
2.053% due 07/20/2030 •	34,400	33,922
2.083% due 04/20/2029 •	30,339	29,944

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	95

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.113% due 07/20/2030 •	$8,500	$8,398
2.628% due 08/28/2029 •	34,858	34,631

Vibrant CLO Ltd.
3.046% due 06/20/2029 •	8,609	8,484

Voya CLO Ltd.
1.994% due 04/17/2030 •	30,500	30,120
2.024% due 06/07/2030 •	10,000	9,861
2.044% (US0003M + 1.000%) due 10/15/2030 ~	14,500	14,254

Wellfleet CLO Ltd.
1.953% due 04/20/2029 •	8,916	8,854
1.953% due 07/20/2029 •	16,951	16,781

Westlake Automobile Receivables Trust
0.560% due 05/15/2024	1,917	1,912

Total Asset-Backed Securities (Cost $1,784,283)		1,738,975

SOVEREIGN ISSUES 1.4%

Export Development Canada
0.520% due 05/26/2024	29,800	28,147

Export-Import Bank of India
2.505% (US0003M + 1.000%) due 08/21/2022 ~	31,468	31,505

Korea Development Bank
1.694% (US0003M + 0.725%) due 07/06/2022 ~	11,195	11,195

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.752% (US0003M + 0.475%) due 10/01/2022 ~	$3,900	$3,902

Korea Expressway Corp.
1.824% (US0003M + 0.640%) due 07/25/2022 ~	9,000	8,958
2.124% (US0003M + 0.600%) due 11/25/2022 ~	58,800	58,801

Korea National Oil Corp.
1.919% (US0003M + 0.875%) due 07/16/2023 ~	7,400	7,439

Tokyo Metropolitan Government
0.750% due 07/16/2025	21,300	19,615

Total Sovereign Issues (Cost $172,933)		169,562

SHORT-TERM INSTRUMENTS 4.5%

REPURCHASE AGREEMENTS (e) 4.5%
		525,114

Total Short-Term Instruments (Cost $525,114)		525,114

Total Investments in Securities (Cost $11,967,256)		11,723,602

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund
1.450% (a)(b)(c)	3,878,510	$3,879

Total Short-Term Instruments (Cost $3,879)		3,879

Total Investments in Affiliates (Cost $3,879)		3,879

Total Investments 99.7% (Cost $11,971,135)		$11,727,481

Other Assets and Liabilities, net 0.3%		30,045

Net Assets 100.0%		$11,757,526

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Institutional Class Shares of each Fund.
(b)

Securities with an aggregate market value of $3,802 were out on loan in exchange for $3,879 of cash collateral as of June 30, 2022. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(c)	Coupon represents a 7-Day Yield.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	1.794%	05/01/2025	04/27/2021	$ 22,450	$22,027	0.19%
General Motors Co.	5.400	10/02/2023	03/28/2022	2,572	2,539	0.02

				$ 25,022	$24,566	0.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	1.450%	07/01/2022	07/05/2022	$321,900	U.S. Treasury Bonds 3.375% due 11/15/2048	$(328,204)	$321,900	$321,900
FICC	0.400	06/30/2022	07/01/2022	514	U.S. Treasury Notes 2.875% due 06/15/2025	(525)	514	514
	1.450	06/30/2022	07/01/2022	202,700	U.S. Treasury Notes 2.750% due 05/31/2029	(206,754)	202,700	202,708

Total Repurchase Agreements						$(535,483)	$525,114	$525,122

96	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BCY	$321,900	$0	$0	$0	$321,900	$(328,204)	$(6,304)
FICC	203,222	0	0	0	203,222	(207,279)	(4,057)
JPS	0	0	0	0	0	(387)	(387)

Master Securities Lending Agreement
GSC	0	0	0	3,802	3,802	(3,879)	(77)

Total Borrowings and Other Financing Transactions	$525,122	$0	$0	$3,802

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$3,879	$0	$0	$0	$3,879

Total Borrowings	$3,879	$0	$0	$0	$3,879

Payable for securities on loan - cash collateral					$3,879

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(409,380) at a weighted average interest rate of 0.078%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,247,844	$0	$4,247,844
Industrials	0	1,571,191	0	1,571,191
Utilities	0	873,384	0	873,384
Municipal Bonds & Notes
California	0	5,885	0	5,885
U.S. Government Agencies	0	672,902	0	672,902
U.S. Treasury Obligations	0	804,454	0	804,454
Non-Agency Mortgage-Backed Securities	0	1,114,291	0	1,114,291
Asset-Backed Securities	0	1,738,975	0	1,738,975

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Sovereign Issues	$0	$169,562	$0	$169,562
Short-Term Instruments
Repurchase Agreements	0	525,114	0	525,114

	$0	$11,723,602	$0	$11,723,602

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$3,879	$0	$0	$3,879

Total Investments	$3,879	$11,723,602	$0	$11,727,481

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	97

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

MUNICIPAL BONDS & NOTES 84.1%

ALABAMA 2.8%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
1.260% (MUNIPSA) due 10/01/2052 ~	$2,000	$1,906
4.000% due 10/01/2052	7,385	7,477

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	4,000	4,008

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2027	1,000	1,108

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	4,250	4,049

Lower Alabama Gas District Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	3,045

Montgomery, Alabama General Obligation Notes, Series 2021
5.000% due 12/01/2030	550	635

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	1,350	1,318

		23,546

ALASKA 0.6%

Alaska Housing Finance Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,650	2,905

Alaska Housing Finance Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2033 (a)	1,905	2,111

		5,016

ARIZONA 1.1%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,750	2,758

City of Phoenix AZ General Obligation Refunding Bonds, Series 2022
5.000% due 07/01/2026	1,500	1,658

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	1,940	2,169

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	410

Town of Gilbert AZ General Obligation Bonds, Series 2022
5.000% due 07/15/2027	2,000	2,259

		9,254

CALIFORNIA 5.9%

Anaheim Public Financing Authority Revenue Bonds, (AGM/CR Insured), Series 2019
5.000% due 09/01/2027	2,500	2,761

Bay Area Toll Authority, California Revenue Bonds, Series 2021
1.360% (MUNIPSA) due 04/01/2056 ~	2,000	1,960

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2036	1,000	992

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2035	1,750	1,715
4.000% due 04/01/2040	1,250	1,198

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 11/01/2032	$1,000	$1,012

California Health Facilities Financing Authority Revenue Notes, Series 2021
5.000% due 11/01/2031	550	633

California State General Obligation Bonds, Series 2016
4.000% due 09/01/2037	4,495	4,516

California State General Obligation Bonds, Series 2018
5.000% due 08/01/2037	6,000	6,621

California State General Obligation Bonds, Series 2020
4.000% due 11/01/2034	1,750	1,794

California State General Obligation Bonds, Series 2021
4.000% due 10/01/2034	1,000	1,026

California State General Obligation Notes, Series 2018
5.000% due 10/01/2028	3,500	4,006

California State Public Works Board Revenue Bonds, Series 2022
5.000% due 08/01/2036	3,000	3,385

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2041 (c)	1,500	647

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2032	3,000	3,201

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021
4.000% due 01/15/2033	1,153	1,136

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
2.746% due 06/01/2034	3,000	2,593

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.687% due 06/01/2030	6,000	5,247

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2038	1,000	1,106

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,448

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,035

University of California Revenue Bonds, Series 2015
5.000% due 05/15/2040	1,995	2,095

		50,127

COLORADO 1.1%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,700

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	2,704

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2031	850	904
5.000% due 11/15/2049	1,500	1,653

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,300	1,458

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2028	875	925

		9,344

CONNECTICUT 3.3%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	1,635	1,692
5.000% due 08/15/2027	3,000	3,328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2031	$3,500	$3,986
5.000% due 05/01/2032	1,380	1,562

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	3,000	3,324
5.000% due 10/01/2033	1,020	1,123

Connecticut Special Tax State Revenue Bonds, Series 2021
5.000% due 11/01/2035	2,000	2,261

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	3,640	4,066

Connecticut State General Obligation Bonds, Series 2020
4.000% due 06/01/2031	1,750	1,840

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,320

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	1,845	2,076

State Of Connecticut General Obligation Refunding Bonds, Series 2022
5.000% due 09/15/2028	1,000	1,135

		27,713

DISTRICT OF COLUMBIA 0.2%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,121

FLORIDA 3.1%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,008

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	450	505
5.000% due 07/01/2031	900	993

Florida Development Finance Corp. Revenue Bonds, Series 2021
4.000% due 11/15/2035	1,000	991
5.000% due 11/15/2032	800	880

Florida State General Obligation Notes, Series 2021
5.000% due 06/01/2028	5,000	5,709

JEA Electric System, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2035	3,505	3,915

JEA Water & Sewer System, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2035	1,150	1,300

JEA Water & Sewer System, Florida Revenue Bonds, Series 2021
5.000% due 10/01/2032	1,410	1,633

JEA Water & Sewer System, Florida Revenue Notes, Series 2021
5.000% due 10/01/2031	1,000	1,168

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	1,000	1,030

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	3,500	2,942

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2026 (c)	275	232
0.000% due 10/01/2028 (c)	475	362

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2022
5.000% due 11/01/2033 (a)	700	742

School District of Broward County, Florida Certificates of Participation Bonds, Series 2020
5.000% due 07/01/2032	2,000	2,227

98	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2033 (c)	$200	$127
5.000% due 07/01/2031	350	383

		26,147

GEORGIA 3.7%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	3,000	2,992

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	2,000	1,938

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	3,767

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	649

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,250	1,199

Georgia State General Obligation Notes, Series 2022
5.000% due 07/01/2030 (a)	6,640	7,795

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	757

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
1.541% (US0001M) due 08/01/2048 ~	1,510	1,499

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2033	2,500	2,634

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 05/01/2052	3,000	3,005

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,200	1,299

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2027	335	364
5.000% due 01/01/2028	400	439
5.000% due 01/01/2029	450	497
5.000% due 01/01/2031	360	399
5.000% due 01/01/2032	285	312

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2029	1,000	1,098

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2028	175	191
5.000% due 01/01/2029	165	181

		31,015

GUAM 0.1%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	788

HAWAII 0.3%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,149

ILLINOIS 6.6%

Chicago Board of Education, Illinois General Obligation Bonds, (BAM Insured), Series 2022
4.000% due 12/01/2036	2,000	1,879

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	6,666

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2028	$2,000	$2,198

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	4,161

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,865	1,986

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	2,000	2,072

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	1,000	1,031

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000	1,811

Illinois Finance Authority Revenue Bonds, Series 2020
5.000% due 08/15/2033	1,750	1,942

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,590	2,656

Illinois State General Obligation Bonds, Series 2022
5.000% due 03/01/2026	7,000	7,444

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2023	2,765	2,849

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	2,300	2,434

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,500	1,531

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	2,500	2,818

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	775	858

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 12/15/2035 (c)	1,500	821
0.000% due 06/15/2036 (c)	500	266

Northern Illinois University Revenue Notes, (BAM Insured), Series 2021
5.000% due 10/01/2028	325	360
5.000% due 10/01/2029	300	335

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,100	1,128

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	1,800	2,094

Sales Tax Securitization Corp., Illinois Revenue Bonds, (BAM Insured), Series 2020
5.000% due 01/01/2037	1,350	1,480

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	4,500	4,946

		55,766

INDIANA 1.1%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	1,500	1,480

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	4,500	4,080

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,689

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2029	285	323

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,526

		9,098

IOWA 0.2%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	2,000	1,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 0.8%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	$2,000	$2,019

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	3,037

Kentucky Public Energy Authority Revenue Bonds, Series 2022
4.000% due 08/01/2052	2,000	2,003

		7,059

LOUISIANA 1.3%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	2,330	2,709

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2028	855	924

Louisiana State General Obligation Bonds, Series 2015
4.000% due 05/01/2035	1,700	1,726

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,900	2,806
2.125% due 06/01/2037	800	774

Tangipahoa Parish Hospital Service District No 1, Louisiana Revenue Bonds, Series 2021
4.000% due 02/01/2037	2,000	1,873

		10,812

MAINE 0.1%

Portland, Maine General Airport Revenue Notes, Series 2019
5.000% due 01/01/2028	300	330
5.000% due 01/01/2029	225	249
5.000% due 01/01/2030	270	299

		878

MARYLAND 1.6%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,450	1,512

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	2,500	2,725

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2036	200	189
5.000% due 06/01/2033	445	469

Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 06/01/2031	350	374

Maryland State General Obligation Bonds, Series 2022
5.000% due 06/01/2035	7,000	8,240

		13,509

MASSACHUSETTS 1.5%

Massachusetts Bay Transportation Authority Revenue Notes, Series 2021
5.000% due 07/01/2028	1,000	1,135

Massachusetts Development Finance Agency Revenue Bonds, Series 2013
5.000% due 07/01/2044	4,000	4,020

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,619

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
1.510% (MUNIPSA) due 07/01/2049 ~	1,000	993

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	99

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	$2,390	$2,562

Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	1,175	1,180

Massachusetts State College Building Authority Revenue Notes, Series 2022
5.000% due 05/01/2027	250	278
5.000% due 05/01/2030	500	576
5.000% due 05/01/2031	500	582

		12,945

MICHIGAN 2.0%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,035	4,583

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
1.248% (US0003M) due 07/01/2032 ~	3,000	2,930

Lake Orion Community School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2022
4.000% due 05/01/2030	500	534

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
1.660% (MUNIPSA) due 04/15/2047 ~	3,500	3,501

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,265

Michigan Finance Authority Revenue Notes, Series 2021
3.000% due 08/22/2022	2,585	2,590

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,500	1,590

		16,993

MINNESOTA 0.2%

Minnesota Municipal Gas Agency Revenue Bonds, Series 2022
4.000% due 12/01/2052	700	718

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,115

		1,833

MISSISSIPPI 0.2%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	1,500	1,486

MISSOURI 0.5%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
5.000% due 07/01/2032	1,200	1,353

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
5.000% due 07/01/2031	1,500	1,716

Kansas City, Missouri Water Revenue Bonds, Series 2020
4.000% due 12/01/2034	1,000	1,055

Republic, Missouri Revenue Notes, Series 2022
4.000% due 05/01/2028	500	529

		4,653

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 1.1%

Douglas County, Nebraska Revenue Bonds, Series 2021
1.440% (MUNIPSA) due 07/01/2035 ~	$2,000	$2,004

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	4,500	4,429

Public Power Generation Agency, Nebraska Revenue Bonds, Series 2015
5.000% due 01/01/2030	1,085	1,151

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	1,905	2,031

		9,615

NEVADA 1.9%

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2019
5.000% due 06/15/2028	5,000	5,644

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2020
5.000% due 06/15/2028	1,000	1,129
5.000% due 06/15/2029	2,030	2,312

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,585

Las Vegas Valley Water District, Nevada General Obligation Notes, Series 2021
5.000% due 06/01/2029	5,000	5,744

		16,414

NEW HAMPSHIRE 0.2%

Merrimack County, New Hampshire General Obligation Notes, Series 2012
5.000% due 12/01/2022	1,115	1,131

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2026	265	265
4.000% due 01/01/2027	250	249

		1,645

NEW JERSEY 4.5%

New Jersey Economic Development Authority Revenue Bonds, Series 2013
2.460% (MUNIPSA) due 09/01/2027 ~	3,000	3,019

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2034	500	501

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	3,500	3,753

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,003

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	4,700	4,950

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2026	2,000	2,173

New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 12/15/2031 (c)	6,865	4,723

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	1,380	1,450

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2035	2,250	2,248
4.000% due 06/15/2036	1,000	996

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Turnpike Authority Revenue Bonds, Series 2017
4.000% due 01/01/2034	$7,500	$7,558
5.000% due 01/01/2030	2,250	2,444

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	1,020	1,071
5.000% due 06/01/2028	2,000	2,157

		38,046

NEW MEXICO 1.7%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	3,500	3,448

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	7,950	7,778

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	3,000	3,162

		14,388

NEW YORK 12.9%

Dobbs Ferry Union Free School District, Series 2022
3.000% due 06/02/2023	2,350	2,370

Enlarged City School District of the City of Troy, Series 2022
4.000% due 06/08/2023	8,000	8,123

Long Island Power Authority, New York Revenue Bonds, Series 2021
1.500% due 09/01/2051	1,400	1,326

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,207

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,000	1,060

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	805	809

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,695	1,724

Monroe County Industrial Development Corp, New York Revenue Bonds, Series 2017
5.000% due 07/01/2030	1,040	1,139

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,000	1,062

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,487

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	2,500	2,589

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2028	1,150	1,263
5.000% due 01/01/2029	1,250	1,380

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,520	1,706

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
5.000% due 08/01/2029	2,300	2,623

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,275

New York Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
5.000% due 08/01/2035 (a)	2,000	2,260
5.250% due 08/01/2040 (a)	4,890	5,550

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2020
5.000% due 11/01/2024	1,500	1,601

100	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Water & Sewer System, New York Revenue Notes, Series 2021
5.000% due 06/15/2031	$3,500	$4,099

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
5.000% due 06/15/2033	3,210	3,804

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2027	2,500	2,729
5.000% due 06/15/2030	5,790	6,726

New York City, New York Water & Sewer System Revenue Notes, Series 2021
5.000% due 06/15/2028	2,500	2,773

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	1,000	1,124

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
4.000% due 05/01/2041	5,350	5,141

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	411

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,345
5.000% due 01/15/2032	500	551

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,535	2,620

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	4,705	4,751
4.000% due 03/15/2035	6,500	6,527
4.000% due 02/15/2047	5,000	4,871

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	2,897

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2026	1,070	1,144

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2043	2,000	2,152

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
2.000% due 05/15/2045	3,000	2,923

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,270	1,336
5.000% due 06/01/2027	2,800	2,968

		109,446

NORTH CAROLINA 1.7%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	2,000	2,273
5.000% due 01/15/2050	2,700	3,010

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Notes, Series 2022
5.000% due 01/15/2028	1,000	1,124

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,120	1,130

State of North Carolina Build NC Revenue Bonds, Series 2022
5.000% due 05/01/2028	5,625	6,407

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	262

		14,206

OHIO 2.0%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Bonds, Series 2022
5.000% due 11/15/2028	400	441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allen County, Ohio Hospital Facilities Revenue Notes, Series 2020
5.000% due 12/01/2029	$1,500	$1,669

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2034	1,000	1,073

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,324

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2032	1,000	1,139

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,147

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	833

Kent State University, Ohio Revenue Bonds, Series 2022
5.000% due 05/01/2033 (a)	510	577

Northeast Ohio Medical University Revenue Notes, Series 2021
5.000% due 12/01/2029	115	124

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	3,200	2,898

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,149

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,000	2,291

		16,665

OKLAHOMA 0.1%

Oklahoma Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2037	1,000	1,062

OREGON 0.7%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2032	600	650
5.000% due 08/15/2035	1,500	1,602

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2027	500	561
5.000% due 06/15/2028	700	796
5.000% due 06/15/2029	800	922
5.000% due 06/15/2030	925	1,075

		5,606

PENNSYLVANIA 3.3%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,340	1,455

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,600

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2020
5.000% due 06/01/2030	2,120	2,412

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,227

Commonwealth of Pennsylvania General Obligation Notes, Series 2019
5.000% due 07/15/2024	5,000	5,302

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	1,500	1,653

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	$900	$914

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	4,500	4,871

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	1,310	1,462

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	362
5.000% due 08/15/2031	300	317
5.000% due 08/15/2033	1,000	1,051

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,381

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
4.000% due 12/01/2025	650	686

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	750	802

Philadelphia Gas Works, Colorado, Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2026	1,000	1,071

		27,566

PUERTO RICO 0.8%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.168% (US0003M) due 07/01/2029 ~	1,280	1,328

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	18,846	5,092

		6,420

RHODE ISLAND 1.1%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	7,664
5.000% due 06/01/2040	2,000	2,028

		9,692

SOUTH DAKOTA 0.2%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	968

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	949

		1,917

TENNESSEE 1.0%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,500	1,565

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,000	2,012

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	3,000	3,176
5.250% due 09/01/2026	1,745	1,855

		8,608

TEXAS 5.2%

Arlington Higher Education Finance Corp., Texas Revenue Notes, (PSF Insured), Series 2021
4.000% due 02/15/2028	300	317

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	101

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Austin Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2022
5.000% due 08/01/2028	$1,000	$1,139
5.000% due 08/01/2030	1,000	1,167

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
5.000% due 01/01/2032	110	121

Central Texas Regional Mobility Authority Revenue Notes, Series 2021
5.000% due 01/01/2030	205	226

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (c)	5,000	2,531

Clifton Higher Education Finance Corp., Texas Revenue Bonds, (PSF Insured), Series 2021
4.000% due 08/15/2033	1,110	1,185
4.000% due 08/15/2034	950	1,010
4.000% due 08/15/2036	700	740

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,293

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,008

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2027	350	392

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
5.000% due 08/15/2031	920	1,045

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	528

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
1.393% (US0001M) due 11/15/2046 ~	1,000	1,003

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,300	3,635

Houston, Texas General Obligation Notes, Series 2019
5.000% due 03/01/2029	1,100	1,261

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	1,435	1,615

Lower Colorado River Authority, Texas Revenue Bonds, Series 2020
5.000% due 05/15/2033	1,250	1,385

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,109

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,005

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	2,500	2,312

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2022
2.000% due 02/01/2049	1,000	948

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2022
5.000% due 10/01/2030	450	517

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
2.675% (US0003M) due 12/15/2026 ~	2,500	2,392

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,425	1,525

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2026	1,250	1,323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	$250	$284
5.000% due 10/15/2030	3,010	3,415

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 08/01/2032	2,250	2,657

Texas Water Development Board Revenue Notes, Series 2022
5.000% due 08/01/2029	1,050	1,209

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	502

		43,799

UTAH 0.1%

University of Utah Revenue Bonds, Series 2020
5.000% due 08/01/2033	1,000	1,144

VIRGINIA 3.0%

Fairfax County, Virginia Economic Development Authority Special Tax Notes, Series 2022
5.000% due 04/01/2031	5,130	5,949

Roanoke Economic Development Authority, Virginia Revenue Bonds, Series 2020
5.000% due 07/01/2053	2,700	3,017

Virginia College Building Authority Revenue Bonds, Series 2019
4.000% due 02/01/2034	5,000	5,159

Virginia College Building Authority Revenue Notes, Series 2021
5.000% due 02/01/2028	4,500	5,112

Virginia Public School Authority Revenue Notes, Series 2022
5.000% due 01/15/2029	2,320	2,665

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
0.750% due 10/01/2040	3,800	3,504

		25,406

WASHINGTON 2.9%

Energy Northwest Electric Revenue Refunding Bonds, Series 2022
5.000% due 07/01/2035	3,000	3,476

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,035	3,402

Energy Northwest, Washington Revenue Bonds, Series 2020
5.000% due 07/01/2033	2,000	2,281

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	575

State of Washington General Obligation Refunding Bonds, Series 2022
4.000% due 07/01/2026	1,900	2,028

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.960% (MUNIPSA) due 01/01/2042 ~	2,500	2,506

Washington Health Care Facilities Authority Revenue Bonds, Series 2020
5.000% due 09/01/2032	450	488

Washington Health Care Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/01/2042	5,200	5,346

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2025	250	265

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State General Obligation Bonds, Series 2020
5.000% due 08/01/2035	$1,895	$2,144

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,012

		24,523

WEST VIRGINIA 0.3%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	2,000	2,002

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	824	788

		2,790

WISCONSIN 1.1%

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2028	255	252

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2029 (c)	2,105	1,613

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	1,925	2,170

Wisconsin State General Obligation Notes, Series 2022
1.000% (MUNIPSA) due 05/01/2025 ~(a)	5,045	5,046

		9,081

Total Municipal Bonds & Notes (Cost $734,992)		712,289

SHORT-TERM INSTRUMENTS 15.9%

REPURCHASE AGREEMENTS (e) 0.1%
		516

U.S. TREASURY BILLS 10.0%
1.547% due 07/21/2022 - 09/29/2022 (a)(b)(c)	85,300	85,044

U.S. TREASURY CASH MANAGEMENT BILLS 5.0%
2.103% due 10/25/2022 (c)(d)	43,000	42,723

MUNICIPAL BONDS & NOTES 0.8%

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023 (a)	6,705	6,835

Total Municipal Bonds & Notes (Cost $6,809)		6,835

Total Short-Term Instruments (Cost $135,076)		135,118

Total Investments in Securities (Cost $870,068)		847,407

Total Investments 100.0% (Cost $870,068)		$847,407

Other Assets and Liabilities, net 0.0%		(279)

Net Assets 100.0%		$847,128

102	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$516	U.S. Treasury Notes 2.875% due 06/15/2025	$(526)	$516	$516

Total Repurchase Agreements						$(526)	$516	$516

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$516	$0	$0	$0	$516	$(526)	$(10)

Total Borrowings and Other Financing Transactions	$516	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$477	$477

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	103

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$23,546	$0	$23,546
Alaska	0	5,016	0	5,016
Arizona	0	9,254	0	9,254
California	0	50,127	0	50,127
Colorado	0	9,344	0	9,344
Connecticut	0	27,713	0	27,713
District of Columbia	0	2,121	0	2,121
Florida	0	26,147	0	26,147
Georgia	0	31,015	0	31,015
Guam	0	788	0	788
Hawaii	0	2,149	0	2,149
Illinois	0	55,766	0	55,766
Indiana	0	9,098	0	9,098
Iowa	0	1,998	0	1,998
Kentucky	0	7,059	0	7,059
Louisiana	0	10,812	0	10,812
Maine	0	878	0	878
Maryland	0	13,509	0	13,509
Massachusetts	0	12,945	0	12,945
Michigan	0	16,993	0	16,993
Minnesota	0	1,833	0	1,833
Mississippi	0	1,486	0	1,486
Missouri	0	4,653	0	4,653
Nebraska	0	9,615	0	9,615

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Nevada	$0	$16,414	$0	$16,414
New Hampshire	0	1,645	0	1,645
New Jersey	0	38,046	0	38,046
New Mexico	0	14,388	0	14,388
New York	0	109,446	0	109,446
North Carolina	0	14,206	0	14,206
Ohio	0	16,665	0	16,665
Oklahoma	0	1,062	0	1,062
Oregon	0	5,606	0	5,606
Pennsylvania	0	27,566	0	27,566
Puerto Rico	0	6,420	0	6,420
Rhode Island	0	9,692	0	9,692
South Dakota	0	1,917	0	1,917
Tennessee	0	8,608	0	8,608
Texas	0	43,799	0	43,799
Utah	0	1,144	0	1,144
Virginia	0	25,406	0	25,406
Washington	0	24,523	0	24,523
West Virginia	0	2,790	0	2,790
Wisconsin	0	9,081	0	9,081
Short-Term Instruments
Repurchase Agreements	0	516	0	516
U.S. Treasury Bills	0	85,044	0	85,044
U.S. Treasury Cash Management Bills	0	42,723	0	42,723
Municipal Bonds & Notes	0	6,835	0	6,835

Total Investments	$0	$847,407	$0	$847,407

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

104	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.7%

MUNICIPAL BONDS & NOTES 93.9%

ALABAMA 3.0%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 04/01/2053	$1,000	$1,011

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
5.250% due 05/01/2044	300	269

		1,280

ARIZONA 0.7%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.250% due 01/01/2040	480	318

CALIFORNIA 10.7%

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,000	1,000

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	300	274

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	100	89

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	250	244

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	250	217

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	250	247

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (e)	200	105

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	1,500	148
3.850% due 06/01/2050	1,000	903

Los Angeles Department of Water & Power, California Revenue Notes, Series 2022
5.000% due 07/01/2027	350	394

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2044	250	255

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (c)	1,000	144

University of California Revenue Bonds, Series 2015
5.000% due 05/15/2040	500	525

		4,545

FLORIDA 2.2%

Greater Orlando Aviation Authority Revenue Bonds, Series 2015
5.000% due 10/01/2040	500	517

Palm Beach County, Florida Health Facilities Authority Revenue Notes, Series 2022
5.000% due 11/01/2029 (a)	375	407

		924

GEORGIA 2.2%

Georgia State General Obligation Notes, Series 2022
5.000% due 07/01/2030 (a)	365	429

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.500% due 07/01/2063 (a)	$500	$517

		946

ILLINOIS 5.2%

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2031	1,000	1,092

Sales Tax Securitization Corp., Illinois Revenue Bonds, (BAM Insured), Series 2020
5.000% due 01/01/2037	1,000	1,096

		2,188

INDIANA 3.1%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	250	247

Whiting, Indiana Revenue Bonds, Series 2019
5.000% due 12/01/2044	1,000	1,077

		1,324

IOWA 0.6%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	250	250

KENTUCKY 2.6%

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2022
5.000% due 09/01/2041 (a)	1,000	1,084

MARYLAND 1.0%

Maryland State General Obligation Bonds, Series 2022
5.000% due 06/01/2035	350	412

MASSACHUSETTS 1.2%

Massachusetts Development Finance Agency Revenue Bonds, Series 2013
5.000% due 07/01/2044	500	502

MINNESOTA 2.4%

Minnesota Municipal Gas Agency Revenue Bonds, Series 2022
4.000% due 12/01/2052	1,000	1,025

NEW JERSEY 5.4%

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	1,000	1,053

New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 12/15/2031 (c)	250	172

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	1,000	1,051

		2,276

NEW MEXICO 0.8%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.000% due 08/01/2039	350	342

NEW YORK 12.7%

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2037	1,000	988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Industrial Development Agency Revenue Bonds, Series 2007
1.250% due 10/01/2042	$1,600	$1,600

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	250	281

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	250	244

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	500	481

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2039	250	247

New York State Thruway Authority Revenue Notes, Series 2021
5.000% due 03/15/2026	1,000	1,095

New York Transportation Development Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2033	250	263

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	1,500	155

		5,354

NORTH CAROLINA 2.7%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	1,000	1,137

OHIO 7.9%

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2017
5.000% due 08/01/2029	1,000	1,089

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	2,000	258

Lucas County, Ohio Revenue Bonds, Series 2018
5.250% due 11/15/2048	400	383

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	500	507

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
1.375% due 02/01/2026	1,000	939

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	200	182

		3,358

PENNSYLVANIA 4.1%

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
2.010% (MUNIPSA) due 08/15/2038 ~(f)	1,000	987

Montgomery County, Pennsylvania Higher Education and Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2038	500	496

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 12/31/2030	250	258

		1,741

PUERTO RICO 5.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (c)	288	144
0.000% due 11/01/2051 (c)	531	229

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (c)	104	58

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	105

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2033	$35	$32
4.000% due 07/01/2035	31	28
4.000% due 07/01/2037	27	24
5.750% due 07/01/2031	36	40

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	18	16
5.625% due 07/01/2027	38	41

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^	258	228

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	3,905	1,055

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	250	235

		2,130

RHODE ISLAND 1.2%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	500	507

TENNESSEE 2.4%

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	1,000	1,006

TEXAS 3.3%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
3.200% due 12/01/2045	250	250

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (c)	250	127

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	250	221

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	100	85

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port of Beaumont Industrial Development Authority, Texas Revenue Notes, Series 2021
4.100% due 01/01/2028	$500	$449

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 06/30/2058	250	249

		1,381

U.S. VIRGIN ISLANDS 2.4%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	500	505

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2026	500	514

		1,019

VIRGINIA 1.2%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	250	234

Virginia College Building Authority Revenue Bonds, Series 2019
4.000% due 02/01/2034	250	258

		492

WASHINGTON 8.0%

Port of Seattle, Washington Revenue Bonds, Series 2021
4.000% due 08/01/2036	1,000	979

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2044	1,100	1,125

Washington Health Care Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/01/2042	1,000	1,028

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	250	239

		3,371

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.9%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 03/31/2056	$250	$197

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
4.000% due 10/01/2052	400	372

Wisconsin State General Obligation Notes, Series 2022
1.000% (MUNIPSA) due 05/01/2025 ~(a)	240	240

		809

Total Municipal Bonds & Notes (Cost $40,805)		39,721

SHORT-TERM INSTRUMENTS 7.8%

SHORT-TERM NOTES 2.8%

Federal Home Loan Bank
0.000% due 07/01/2022 (c)(d)	1,200	1,200

U.S. TREASURY BILLS 4.3%
1.385% due 07/19/2022 - 09/15/2022 (b)(c)	1,800	1,796

MUNICIPAL BONDS & NOTES 0.7%

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023 (a)	300	306

Total Municipal Bonds & Notes (Cost $305)		306

Total Short-Term Instruments (Cost $3,300)		3,302

Total Investments in Securities (Cost $44,105)		43,023

Total Investments 101.7% (Cost $44,105)		$43,023

Financial Derivative Instruments (g) (0.0)% (Cost or Premiums, net $0)		(21)

Other Assets and Liabilities, net (1.7)%		(706)

Net Assets 100.0%		$42,296

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	2.010%	08/15/2038	09/14/2021	$ 1,026	$987	2.33%

106	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2022	26	$(3,082)	$25	$0	$(21)

Total Futures Contracts				$25	$0	$(21)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(21)	$0	$(21)

Cash of $72 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$576	$576

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	107

Schedule of Investments	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	(Cont.)	June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,280	$0	$1,280
Arizona	0	318	0	318
California	0	4,545	0	4,545
Florida	0	924	0	924
Georgia	0	946	0	946
Illinois	0	2,188	0	2,188
Indiana	0	1,324	0	1,324
Iowa	0	250	0	250
Kentucky	0	1,084	0	1,084
Maryland	0	412	0	412
Massachusetts	0	502	0	502
Minnesota	0	1,025	0	1,025
New Jersey	0	2,276	0	2,276
New Mexico	0	342	0	342
New York	0	5,354	0	5,354
North Carolina	0	1,137	0	1,137
Ohio	0	3,358	0	3,358
Pennsylvania	0	1,741	0	1,741
Puerto Rico	0	2,130	0	2,130

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Rhode Island	$0	$507	$0	$507
Tennessee	0	1,006	0	1,006
Texas	0	1,381	0	1,381
U.S. Virgin Islands	0	1,019	0	1,019
Virginia	0	492	0	492
Washington	0	3,371	0	3,371
Wisconsin	0	809	0	809
Short-Term Instruments
Short-Term Notes	0	1,200	0	1,200
U.S. Treasury Bills	0	1,796	0	1,796
Municipal Bonds & Notes	0	306	0	306

Total Investments	$0	$43,023	$0	$43,023

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(21)	$0	$(21)

Total Financial Derivative Instruments	$0	$(21)	$0	$(21)

Totals	$0	$43,002	$0	$43,002

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

108	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 82.2%

AAdvantage Loyalty IP Ltd.
5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~	$1,300	$1,245

ABG Intermediate Holdings 2 LLC
7.673% due 12/20/2029	350	327

Advantage Sales & Marketing, Inc.
6.166% (LIBOR01M + 4.500%) due 10/28/2027 ~	349	322

Alliant Holdings Intermediate LLC
4.916% (LIBOR01M + 3.250%) due 05/09/2025 ~	1,147	1,084

Allied Universal Holding LLC
5.416% (LIBOR01M + 3.750%) due 05/12/2028 ~	1,496	1,378

Almonde, Inc.
TBD% due 06/13/2024	700	632

Altar Bidco, Inc.
7.355% (LIBOR03M + 5.600%) due 02/01/2030 ~	350	318

Altice France SA
4.732% (LIBOR03M + 4.000%) due 01/31/2026 ~	350	319

AmWINS Group, Inc.
3.916% (LIBOR01M + 2.250%) due 02/19/2028 ~	748	707

AP Core Holdings LLC
7.166% (LIBOR01M + 5.500%) due 09/01/2027 ~	150	142

Applied Systems, Inc.
5.250% - 6.750% (LIBOR03M + 3.000%) due 09/19/2024 ~	400	385

ASP Unifrax Holdings, Inc.
6.000% (LIBOR03M + 3.750%) due 12/12/2025 ~	150	133

Asurion LLC
4.916% (LIBOR01M + 3.250%) due 12/23/2026 ~	349	317

Banff Merger Sub, Inc.
5.150% - 5.416% (LIBOR01M + 3.750%) due 10/02/2025 ~	648	604

Berry Global, Inc.
3.005% (LIBOR01M + 1.750%) due 07/01/2026 ~	1,000	969

Brookfield WEC Holdings, Inc.
4.416% (LIBOR01M + 2.750%) due 08/01/2025 ~	798	757

Caesars Resort Collection LLC
5.166% (LIBOR01M + 3.500%) due 07/21/2025 ~	1,431	1,383

Calpine Construction Finance Co., L.P.
3.666% (LIBOR01M+ 2.000%) due 01/15/2025 ~	499	481

CCI Buyer, Inc.
5.188% (LIBOR01M + 3.500%) due 06/02/2028 ~	150	124

CenturyLink, Inc.
3.916% (LIBOR01M + 2.250%) due 03/15/2027 ~	1,393	1,283

Change Healthcare Holdings LLC
4.166% (LIBOR01M + 2.250%) due 03/01/2024 ~	950	926

Cinemark USA, Inc.
2.990% - 4.010% (LIBOR01M + 1.750%) due 03/31/2025 ~	150	142

Clear Channel Outdoor Holdings, Inc.
4.739% (LIBOR03M + 3.500%) due 08/21/2026 ~	898	773

Conair Holdings LLC
6.000% (LIBOR03M + 3.750%) due 05/17/2028 ~	349	294

Cornerstone Building Brands, Inc.
4.574% - 4.971% (LIBOR01M + 3.250%) due 04/12/2028 ~	150	125

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DaVita, Inc.
3.416% (LIBOR01M + 1.750%) due 08/12/2026 ~	$798	$740

DirecTV Financing LLC
6.666% (LIBOR01M + 5.000%) due 08/02/2027 ~	1,367	1,264

Elanco Animal Health, Inc.
2.812% (LIBOR01M + 1.750%) due 08/01/2027 ~	1,097	1,038

Endurance International Group
4.620% (LIBOR01M + 3.500%) due 02/10/2028 ~	349	316

First Student Bidco, Inc.
5.232% (LIBOR03M + 3.000%) due 07/21/2028 ~	1,000	902

Foundation Building Materials Holding Co. LLC
3.750% - 4.825% (LIBOR03M + 3.250%) due 01/31/2028 ~	349	314

Froneri International PLC
3.916% (LIBOR01M + 2.250%) due 01/29/2027 ~	898	830

Genesee & Wyoming, Inc.
4.250% (LIBOR03M + 2.000%) due 12/30/2026 ~	698	672

Global Medical Response, Inc.
5.916% (LIBOR01M + 4.250%) due 03/14/2025 ~	150	140

Golden Entertainment, Inc.
4.630% (LIBOR01M + 3.000%) due 10/21/2024 ~	150	147

Graham Packaging Co., Inc.
4.666% (LIBOR01M + 3.000%) due 08/04/2027 ~	598	562

Gray Television, Inc.
3.562% (LIBOR01M + 3.000%) due 01/02/2026 ~	150	144

H Food Holdings LLC
5.354% (LIBOR01M + 3.688%) due 05/23/2025 ~	349	315

Hub International Ltd.
4.000% - 4.348% (LIBOR03M + 3.250%) due 04/25/2025 ~	1,795	1,705

Hyland Software, Inc.
5.166% (LIBOR01M + 3.500%) due 07/01/2024 ~	549	531

Instant Brands Holdings, Inc.
6.400% - 7.076% (LIBOR03M + 5.000%) due 04/12/2028 ~	392	315

IRB Holding Corp.
4.416% (LIBOR06M + 2.750%) due 02/05/2025 ~	1,047	996

Ivanti Software, Inc.
5.848% (LIBOR03M + 4.250%) due 12/01/2027 ~	349	301

Jazz Financing Lux SARL
5.166% (LIBOR01M + 3.500%) due 05/05/2028 ~	898	858

LABL, Inc.
6.666% (LIBOR01M + 5.000%) due 10/29/2028 ~	349	322

LifeMiles Ltd.
6.825% (LIBOR03M + 5.250%) due 08/30/2026 ~	342	322

Madison IAQ LLC
4.524% - 5.182% (LIBOR06M + 3.250%) due 06/21/2028 ~	698	638

Magenta Buyer LLC
6.230% (LIBOR03M + 4.000%) due 07/27/2028 ~	350	316

Marlink AS
TBD% due 12/04/2028	350	327

Mattress Firm, Inc.
5.640% (LIBOR03M + 4.250%) due 09/25/2028 ~	200	174

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Messer Industrie GmbH
4.750% (LIBOR03M + 2.500%) due 03/02/2026 ~	$698	$670

MH Sub LLC
5.416% (LIBOR01M + 3.750%) due 09/13/2024 ~	898	849

Mitchell International, Inc.
5.345% (LIBOR01M + 3.750%) due 10/15/2028 ~	549	500

Mitnick Corporate Purchaser, Inc.
5.924% due 05/02/2029	150	144

MPH Acquisition Holdings LLC
5.825% (LIBOR03M + 4.250%) due 09/01/2028 ~	698	645

Padagis LLC
5.719% - 6.150% (LIBOR03M + 4.750%) due 07/06/2028 ~	150	138

Park River Holdings, Inc.
4.217% (LIBOR03M + 3.750%) due 12/28/2027 ~	349	289

Pelican Products, Inc.
6.500% (LIBOR03M + 4.250%) due 12/29/2028 ~	349	326

Phoenix Guarantor, Inc.
4.916% (LIBOR01M + 3.250%) due 03/05/2026 ~	698	654

PMHC II, Inc.
5.287% due 04/23/2029	700	613

Polaris Newco LLC
5.239% - 5.666% (LIBOR01M + 4.000%) due 06/02/2028 ~	1,147	1,063

Prime Security Services Borrower LLC
3.500% - 3.812% (LIBOR03M + 2.750%) due 09/23/2026 ~	800	750

Proofpoint, Inc.
4.825% (LIBOR03M + 3.250%) due 08/31/2028 ~	549	512

Radiate Holdco LLC
4.916% (LIBOR01M + 3.250%) due 09/25/2026 ~	1,147	1,067

RealPage, Inc.
4.666% (LIBOR01M + 3.000%) due 04/24/2028 ~	895	829

Refresco
TBD% due 04/21/2029	150	143

RegionalCare Hospital Partners Holdings, Inc.
5.416% (LIBOR01M + 3.750%) due 11/16/2025 ~	1,250	1,169

SBA Senior Finance LLC
3.420% (LIBOR01M + 1.750%) due 04/11/2025 ~	648	625

Scientific Games Holdings LP
4.175% due 04/04/2029	150	139

Scih Salt Holdings, Inc.
4.750% - 5.932% (LIBOR06M + 4.000%) due 03/16/2027 ~	150	134

Sigma Bidco BV
3.345% (LIBOR03M + 3.000%) due 07/02/2025 ~	350	283

Staples, Inc.
6.286% (LIBOR03M + 5.000%) due 04/16/2026 ~	350	306

Stars Group Holdings BV
4.500% (LIBOR03M + 2.250%) due 07/21/2026 ~	849	809

Station Casinos LLC
3.920% (LIBOR01M + 2.250%) due 02/08/2027 ~	399	376

Surgery Center Holdings, Inc.
4.950% (LIBOR01M + 3.750%) due 08/31/2026 ~	349	326

Team Health Holdings, Inc.
4.416% (LIBOR01M + 2.750%) due 02/06/2024 ~	349	312

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	109

Schedule of Investments	PIMCO Senior Loan Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Terrier Media Buyer, Inc.
5.166% (LIBOR01M + 3.500%) due 12/17/2026 ~	$598	$551

Trans Union LLC
3.416% (LIBOR01M + 1.750%) due 11/16/2026 ~	648	617

TransDigm, Inc.
3.916% (LIBOR01M + 2.250%) due 08/22/2024 ~	2,244	2,167

Twin River Worldwide Holdings, Inc.
4.370% (LIBOR01M + 3.250%) due 10/02/2028 ~	549	511

U.S. Foods, Inc.
3.575% (LIBOR03M + 2.000%) due 09/13/2026 ~	399	376

U.S. Renal Care, Inc.
6.688% (LIBOR01M + 5.000%) due 06/26/2026 ~	399	275

Ultimate Software Group, Inc.
5.416% (LIBOR01M + 3.750%) due 05/04/2026 ~	1,396	1,320

United Airlines, Inc.
5.150% - 5.392% (LIBOR01M + 3.750%) due 04/21/2028 ~	1,496	1,393

Univision Communications, Inc.
4.916% (LIBOR01M + 3.250%) due 01/31/2029 ~	150	143

Viad Corp.
6.666% (LIBOR01M + 5.000%) due 07/30/2028 «~	349	328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Whatabrands LLC
4.916% (LIBOR01M + 3.250%) due 08/03/2028 ~	$648	$609

Worldwide Express Operations LLC
6.250% (LIBOR03M + 4.250%) due 07/26/2028 ~	348	317

Zayo Group Holdings, Inc.
4.666% (LIBOR01M + 3.000%) due 03/09/2027 ~	1,600	1,436

Total Loan Participations and Assignments (Cost $55,193)		53,073

CORPORATE BONDS & NOTES 7.9%

INDUSTRIALS 7.9%

Bombardier, Inc.
7.125% due 06/15/2026	350	290

Charter Communications Operating LLC
2.250% due 01/15/2029	2,000	1,645

CommScope, Inc.
4.750% due 09/01/2029	350	283

Community Health Systems, Inc.
5.250% due 05/15/2030	400	305

DISH DBS Corp.
5.250% due 12/01/2026	400	314

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027	850	728

Rackspace Technology Global, Inc.
3.500% due 02/15/2028	750	589

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	$400	$296

Triumph Group, Inc.
6.250% due 09/15/2024	350	313

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 «(a)	350	332

Total Corporate Bonds & Notes (Cost $5,430)		5,095

SHORT-TERM INSTRUMENTS 67.9%

REPURCHASE AGREEMENTS (d) 14.6%
		9,400

U.S. TREASURY BILLS 53.3%
1.262% due 09/08/2022 (b)(c)	34,500	34,398

Total Short-Term Instruments (Cost $43,818)		43,798

Total Investments in Securities (Cost $104,441)		101,966

Total Investments 158.0% (Cost $104,441)		$101,966

Other Assets and Liabilities, net (58.0)%		(37,409)

Net Assets 100.0%		$64,557

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Payment in-kind security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	1.480%	06/30/2022	07/01/2022	$9,400	U.S. Treasury Bonds 1.875% due 02/15/2041	$(9,615)	$9,400	$9,400

Total Repurchase Agreements						$(9,615)	$9,400	$9,400

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$9,400	$0	$0	$0	$9,400	$(9,615)	$(215)

Total Borrowings and Other Financing Transactions	$9,400	$0	$0	$0

110	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$52,745	$328	$53,073
Corporate Bonds & Notes
Industrials	0	4,763	332	5,095
Short-Term Instruments
Repurchase Agreements	0	9,400	0	9,400
U.S. Treasury Bills	0	34,398	0	34,398

Total Investments	$0	$101,306	$660	$101,966

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$338	$0	$0	$0	$(10)	$0	$0	$328	$(10)
Corporate Bonds & Notes
Industrials	0	343	0	0	0	(11)	0	0	332	(11)

Totals	$0	$681	$0	$0	$0	$(21)	$0	$0	$660	$(21)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$328	Third Party Vendor	Broker Quote	94.000	—
Corporate Bonds & Notes
Industrials	332	Discounted Cash Flow	Discount Rate	12.080	—

Total	$660

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	111

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.4%

MUNICIPAL BONDS & NOTES 77.9%

ALABAMA 2.9%

Birmingham Airport Authority, Alabama Revenue Notes, (BAM Insured), Series 2020
5.000% due 07/01/2023	$250	$257

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
1.260% (MUNIPSA) due 10/01/2052 ~	1,500	1,430
4.000% due 10/01/2052	3,000	3,037

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
4.000% due 12/01/2052	1,250	1,252

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2021
4.000% due 12/01/2023	1,250	1,268

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2024	500	528
5.000% due 08/01/2025	1,000	1,076

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	1,250	1,191

Prattville Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	450	439

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,000	2,020

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2022
5.000% due 05/01/2053	3,750	3,969

		16,467

ALASKA 0.1%

Northern Tobacco Securitization Corp., Alaska Revenue Notes, Series 2021
4.000% due 06/01/2023	550	557

ARIZONA 1.6%

Arizona Health Facilities Authority Revenue Bonds, Series 2015
1.160% (MUNIPSA) due 01/01/2046 ~	1,125	1,094

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	1,000	1,003

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	206

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	370

Tempe, Arizona Certificates of Participation Notes, Series 2021
0.623% due 07/01/2024	1,350	1,282

Town of Gilbert AZ General Obligation Bonds, Series 2022
5.000% due 07/15/2028	1,425	1,627

University of Arizona Revenue Notes, Series 2021
5.000% due 06/01/2026	2,850	3,115

		8,697

CALIFORNIA 10.9%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
1.320% (MUNIPSA) due 04/01/2056 ~	2,000	1,934
1.360% (MUNIPSA) due 04/01/2056 ~	1,500	1,470

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,250	1,250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2024	$500	$521

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
1.260% (MUNIPSA) due 08/01/2047 ~	4,500	4,447

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
1.610% (MUNIPSA) due 12/01/2050 ~	1,000	986

California Infrastructure & Economic Development Bank Revenue Notes, Series 2018
5.000% due 10/01/2025	2,250	2,454

California State General Obligation Notes, Series 2020
2.000% due 11/01/2022	2,500	2,507
5.000% due 11/01/2027	1,250	1,415

California State General Obligation Notes, Series 2021
5.000% due 12/01/2027	3,000	3,399

California Statewide Communities Development Authority Revenue Bonds, Series 2004
5.000% due 04/01/2038	2,500	2,836

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	988

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2032	4,000	4,267

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.988% due 06/01/2024	2,000	1,902

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2024	2,135	2,258

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.337% due 06/01/2023	1,600	1,569
1.850% due 06/01/2031	480	470
2.587% due 06/01/2029	5,875	5,225

Los Angeles Unified School District, California General Obligation Bonds, Series 2014
5.000% due 07/01/2025	2,220	2,342

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
1.050% (MUNIPSA) due 07/01/2047 ~	1,200	1,197

Redondo Beach Community Financing Authority, California Revenue Notes, Series 2021
0.415% due 05/01/2023	675	659

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 07/01/2023	900	919

Sacramento County, California Sanitation Districts Financing Authority Revenue Notes, Series 2021
5.000% due 12/01/2022	1,125	1,142

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
1.609% (US0003M) due 06/01/2034 ~	1,250	1,159

San Bernardino County, California Certificates of Participation Bonds, Series 1992
6.875% due 08/01/2024	4,310	4,553

San Diego Community College District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2041 (e)	3,350	1,883

San Diego County, California Regional Transportation Commission Revenue Notes, Series 2021
5.000% due 10/01/2022	2,000	2,019

Silicon Valley Clean Water, California Revenue Notes, Series 2021
0.500% due 03/01/2026	2,500	2,297

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,000	918

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Visalia Unified School District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	$2,380	$2,464

		61,450

COLORADO 2.0%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,700	1,797

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	450	435

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2021
1.362% (SOFRRATE) due 09/01/2039 ~	3,000	2,959

Regional Transportation District, Colorado Revenue Notes, Series 2020
3.000% due 07/15/2023	100	101
5.000% due 01/15/2024	400	416
5.000% due 07/15/2024	325	335

University of Colorado Revenue Bonds, Series 2019
2.000% due 06/01/2054	5,500	5,427

		11,470

CONNECTICUT 1.5%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	500	517

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2023	675	693
5.000% due 05/01/2025	350	377

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	1,000	1,087

Connecticut State General Obligation Bonds, Series 2013
1.860% (MUNIPSA) due 03/01/2024 ~	1,020	1,031

Connecticut State General Obligation Notes, Series 2014
5.000% due 11/15/2022	250	253

Connecticut State General Obligation Notes, Series 2015
5.000% due 08/01/2025	350	379

Connecticut State General Obligation Notes, Series 2020
4.000% due 06/01/2023	425	434
5.000% due 01/15/2025	350	375

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	500	497

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,280	2,319

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	517

		8,479

DELAWARE 0.1%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	750	712

FLORIDA 1.9%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2023	700	723

112	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	$250	$270
5.000% due 10/01/2026	470	516

Florida State General Obligation Notes, Series 2022
5.000% due 06/01/2026	5,000	5,539

JEA Electric System, Florida Revenue Notes, Series 2017
5.000% due 10/01/2024	1,030	1,096

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,075

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2024	710	756

Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	572

Tampa, Florida Revenue Notes, Series 2020
5.000% due 07/01/2022	175	175

		10,722

GEORGIA 2.6%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	500	499

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	500	484

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	1,000	1,002

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2018
4.000% due 08/01/2048	3,750	3,826

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
1.541% (US0001M) due 08/01/2048 ~	500	496

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 05/01/2052	5,650	5,660

Main Street Natural Gas, Inc., Georgia Revenue Notes, Series 2021
4.000% due 12/01/2024	750	762

Municipal Electric Authority of Georgia Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2025	625	662

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
5.000% due 01/01/2024	490	510

Municipal Electric Authority of Georgia Revenue Notes, Series 2021
5.000% due 01/01/2023	240	244
5.000% due 01/01/2024	360	375

		14,520

ILLINOIS 7.2%

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2024	600	629

Chicago Transit Authority, Illinois Revenue Notes, Series 2020
1.838% due 12/01/2023	1,500	1,468

Chicago, Illinois General Obligation Bonds, Series 2021
5.000% due 01/01/2034	1,000	1,038

Chicago, Illinois General Obligation Notes, Series 2021
5.000% due 01/01/2030	3,000	3,170

Cook County, Illinois General Obligation Notes, Series 2021
5.000% due 11/15/2024	1,750	1,853

Illinois Finance Authority Revenue Bonds, Series 2020
0.630% due 08/15/2049	7,250	7,250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.700% due 05/01/2040	$1,100	$1,081

Illinois Finance Authority Revenue Bonds, Series 2021
1.610% (MUNIPSA) due 05/01/2042 ~	1,000	966

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	250	275

Illinois Finance Authority Revenue Notes, Series 2021
5.000% due 08/15/2025	1,485	1,606
5.000% due 08/15/2026	1,925	2,121

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	510	523

Illinois State General Obligation Bonds, Series 2022
5.000% due 03/01/2026	7,750	8,242

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	2,000	2,018

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,700	1,799
5.000% due 10/01/2028	3,200	3,463

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	750	767

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	500	533
5.000% due 01/01/2026	375	408

Metropolitan Pier & Exposition Authority, Illinois Revenue Notes, Series 2022
3.000% due 06/15/2025	1,125	1,109

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	350	359

		40,678

INDIANA 0.9%

Indiana Finance Authority Revenue Notes, Series 2021
0.650% due 08/01/2025	4,500	4,140

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	750	763

		4,903

IOWA 0.6%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
1.148% due 08/15/2032	975	970

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
1.050% due 08/15/2029	1,810	1,808

PEFA Inc, Iowa Revenue Bonds, Series 2019
5.000% due 09/01/2049	650	683

		3,461

KANSAS 0.6%

Kansas Department of Transportation State Revenue Bonds, Series 2004
1.243% (US0001M) due 09/01/2024 ~	2,500	2,486

Kansas Development Finance Authority Revenue Notes, Series 2021
0.662% due 05/01/2024	800	761

		3,247

KENTUCKY 0.6%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	500	506

Kentucky Public Energy Authority Revenue Bonds, Series 2022
2.212% (SOFRRATE) due 08/01/2052 ~	3,000	2,859

		3,365

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.8%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	$1,700	$1,549

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,925	2,830

		4,379

MARYLAND 1.0%

Howard County, Maryland General Obligation Notes, Series 2018
5.000% due 02/15/2027	3,000	3,363

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	480	500

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,500	1,586

		5,449

MASSACHUSETTS 1.9%

Commonwealth of Massachusetts General Obligation Bonds, Series 2014
1.700% due 08/01/2043	1,150	1,150

Commonwealth of Massachusetts General Obligation Notes, Series 2017
5.000% due 10/01/2022	1,220	1,231

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
1.410% (MUNIPSA) due 07/01/2038 ~	1,000	996

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
1.510% (MUNIPSA) due 07/01/2049 ~	1,750	1,738

Massachusetts Development Finance Agency Revenue Notes, Series 2020
5.000% due 10/01/2022	2,400	2,421

Massachusetts Development Finance Agency Revenue Notes, Series 2021
0.674% due 07/01/2023	500	488

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	750	804

Massachusetts State College Building Authority Revenue Notes, Series 2022
5.000% due 05/01/2024	500	527

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,015

		10,370

MICHIGAN 2.2%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
1.248% (US0003M) due 07/01/2032 ~	2,000	1,953

Grand Traverse County, Michigan Hospital Finance Authority Revenue Notes, Series 2021
5.000% due 07/01/2023	425	438

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
1.660% (MUNIPSA) due 04/15/2047 ~	3,000	3,001

Michigan Finance Authority Revenue Bonds, Series 2015
1.200% due 10/15/2030	2,000	1,790

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	1,120	1,033

Michigan State Building Authority Revenue Bonds, Series 2020
1.000% due 10/15/2042	1,000	1,000

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	113

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	$1,500	$1,533

University of Michigan Revenue Notes, Series 2020
5.000% due 04/01/2025	1,000	1,076

Waterford School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2021
4.000% due 05/01/2025	690	721

		12,545

MINNESOTA 0.3%

Minneapolis, Minnesota Revenue Bonds, Series 2018
0.650% due 11/15/2048	1,900	1,900

MISSISSIPPI 0.3%

Mississippi State General Obligation Bonds, Series 2015
5.000% due 11/01/2032	1,000	1,092

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	750	753

		1,845

MISSOURI 1.0%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
4.000% due 05/01/2051	1,500	1,565

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
4.000% due 07/01/2025	1,150	1,207

Kansas City, Missouri Revenue Notes, Series 2021
5.000% due 04/01/2023	400	409
5.000% due 04/01/2024	425	445

St Louis County, Missouri Revenue Notes, Series 2021
5.000% due 12/01/2022	1,825	1,852

		5,478

MONTANA 0.2%

Montana Facility Finance Authority Revenue Bonds, Series 2018
1.460% (MUNIPSA) due 08/15/2037 ~	915	915

NEBRASKA 0.6%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
5.000% due 11/15/2053	1,000	1,076

Douglas County, Nebraska Revenue Bonds, Series 2021
1.440% (MUNIPSA) due 07/01/2035 ~	2,500	2,505

		3,581

NEVADA 0.2%

Clark County, Nevada Revenue Bonds, Series 2017
1.650% due 01/01/2036	850	846

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2020
3.000% due 06/15/2023	500	506

		1,352

NEW HAMPSHIRE 0.6%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2024	220	221
4.000% due 01/01/2025	285	286

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2005
0.650% due 07/01/2033	3,100	3,100

		3,607

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 2.7%

New Jersey Economic Development Authority Revenue Bonds, Series 2013
2.510% (MUNIPSA) due 03/01/2028 ~	$1,000	$1,007

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	2,750	2,949

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	450	445

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	900	959

New Jersey State General Obligation Bonds, Series 2020
4.000% due 06/01/2032	2,250	2,369

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2025	500	534
5.000% due 06/01/2028	2,000	2,228

New Jersey Turnpike Authority Revenue Bonds, Series 2017
1.493% (US0001M) due 01/01/2030 ~	3,500	3,501

Newark Housing Authority Scholarship Foundation A New Jersey Non Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 01/01/2025	600	631

Newark, New Jersey General Obligation Notes, Series 2020
5.000% due 10/01/2022	750	756

		15,379

NEW MEXICO 0.5%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	2,000	1,970

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	1,000	1,054

		3,024

NEW YORK 8.9%

Dobbs Ferry Union Free School District, Series 2022
3.000% due 06/02/2023	5,000	5,043

Enlarged City School District of the City of Troy, Series 2022
4.000% due 06/08/2023	5,000	5,077

Long Island Power Authority, New York Revenue Bonds, Series 2021
1.500% due 09/01/2051	1,160	1,099

Long Island Power Authority, New York Revenue Notes, Series 2020
5.000% due 09/01/2024	625	663

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
1.818% (SOFRRATE) due 11/01/2032 ~	1,500	1,450

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2028	1,280	1,377

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	1,500	1,508

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	650	661

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2022	400	405

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	750	751

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	750	744

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2029	$750	$836

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2002
5.000% due 11/01/2022	1,250	1,265

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.620% due 06/15/2050	4,000	4,000

New York City, General Obligation Bonds, Series 2012
1.250% due 04/01/2042	3,500	3,500

New York City, General Obligation Bonds, Series 2015
0.620% due 06/01/2044	2,000	2,000

New York City, New York Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2021
0.600% due 05/01/2061	2,000	1,846

New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2022
5.000% due 06/15/2028	1,000	1,136

New York Power Authority Revenue Bonds, Series 2011
5.000% due 11/15/2022	360	365

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 02/15/2028	4,565	4,973

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 09/15/2022	1,400	1,410
5.000% due 02/15/2028	2,245	2,524

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	1,045	1,046

New York State Urban Development Corp. Revenue Notes, Series 2021
5.000% due 03/15/2024	3,750	3,944

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2023	250	258

Town of Huntington, New York General Obligation Notes, Series 2021
5.000% due 07/15/2023	455	471

Town of Oyster Bay, New York General Obligation Notes, Series 2021
4.000% due 03/01/2023	850	863
4.000% due 03/01/2024	850	877

		50,092

NORTH CAROLINA 1.6%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2050	2,750	2,991

North Carolina Capital Facilities Finance Agency Revenue Notes, Series 2021
0.880% due 10/01/2022	950	946

North Carolina State Revenue Notes, Series 2019
5.000% due 05/01/2028	2,095	2,386

North Carolina State Revenue Notes, Series 2021
5.000% due 03/01/2023	1,550	1,583

Wake County, North Carolina General Obligation Notes, Series 2018
5.000% due 03/01/2024	1,025	1,077

		8,983

OHIO 1.4%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Bonds, Series 2022
5.000% due 11/15/2030	1,000	1,106

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
1.000% due 02/15/2048	2,000	1,920

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	500	514

114	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northeast Ohio Medical University Revenue Notes, Series 2021
3.000% due 12/01/2023	$150	$151

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.000% due 09/01/2030	2,900	2,933

Wright State University, Ohio Revenue Notes, (BAM Insured),Series 2021
4.000% due 05/01/2023	520	530
4.000% due 05/01/2024	500	517

		7,671

OKLAHOMA 0.1%

University of Oklahoma Revenue Bonds, Series 2015
5.000% due 07/01/2035	560	594

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2026	145	157

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2025	275	297
5.000% due 06/15/2026	350	386

		840

PENNSYLVANIA 3.6%

Bethlehem Area School District Authority, Pennsylvania Revenue Notes, Series 2021
1.368% (SOFRRATE) due 07/01/2031 ~	3,800	3,651

Commonwealth of Pennsylvania General Obligation Notes, Series 2019
5.000% due 07/15/2024	2,500	2,651

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
2.010% (MUNIPSA) due 08/15/2038 ~(f)	2,500	2,468

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	530	566

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	500	508

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.783% (US0001M) due 08/15/2048 ~	750	753

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
3.000% due 01/01/2023	750	754
3.000% due 01/01/2025	1,020	1,021

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2023	125	126
4.000% due 10/15/2023	700	716
4.000% due 10/15/2024	850	874

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
1.510% (MUNIPSA) due 12/01/2023 ~	1,000	1,000

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
4.000% due 12/01/2023	1,225	1,261
4.000% due 12/01/2024	725	756

Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2017
1.560% (MUNIPSA) due 09/01/2040 ~	2,400	2,401

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
4.000% due 07/01/2022	600	600

		20,106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.8%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	$2,000	$2,201

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Notes, Series 2018
0.000% due 07/01/2024 (c)	1,000	931
0.000% due 07/01/2027 (c)	1,843	1,528

		4,660

SOUTH CAROLINA 1.1%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
1.571% (US0001M) due 10/01/2048 ~	1,000	991
4.000% due 10/01/2048	4,000	4,073

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	1,250	1,352

		6,416

SOUTH DAKOTA 0.2%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2021
0.706% due 06/01/2023	1,000	977

TENNESSEE 0.7%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	618

Memphis, Tennessee Water Revenue Notes, Series 2020
4.000% due 12/01/2022	400	404

Memphis-Shelby County, Tennessee Airport Authority Revenue Notes, Series 2021
5.000% due 07/01/2024	2,000	2,104

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	500	522

Tennessee Energy Acquisition Corp. Revenue Notes, Series 2021
5.000% due 11/01/2023	250	257
5.000% due 11/01/2024	250	261

		4,166

TEXAS 5.2%

Alvin Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
0.450% due 02/15/2036	1,000	986

Arlington Higher Education Finance Corp., Texas Revenue Notes, (PSF Insured), Series 2021
4.000% due 02/15/2026	280	294

Central Texas Regional Mobility Authority Revenue Notes, Series 2020
5.000% due 01/01/2025	1,000	1,043

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2024	400	424

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	620	620

Garland, Texas Electric Utility System Revenue Notes, Series 2019
5.000% due 03/01/2025	500	534

Garland, Texas Electric Utility System Revenue Notes, Series 2021
5.000% due 03/01/2024	960	1,007

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2019
1.393% (US0001M) due 11/15/2046 ~	2,500	2,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
5.000% due 06/01/2032	$550	$600

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	350	370

Harris County, Texas General Obligation Bonds, Series 2015
5.000% due 10/01/2026	2,920	3,175

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	1,500	1,527

Houston, Texas Combined Utility System Revenue Notes, Series 2021
5.000% due 11/15/2024	1,250	1,335

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	1,500	1,328

New Caney Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
1.250% due 02/15/2050	1,500	1,469

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	750	762

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	740	729

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
2.000% due 06/01/2052	1,300	1,245

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	750	740

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	2,500	2,312

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	500	501

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2022
2.000% due 02/01/2049	1,000	948

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2022
5.000% due 10/01/2026	225	248

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
1.925% (US0003M) due 12/15/2026 ~	1,385	1,365
2.675% (US0003M) due 12/15/2026 ~	1,000	957

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	215	230

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2021
5.000% due 12/15/2022	750	758
5.000% due 12/15/2023	500	515

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2024	500	534

Waco Educational Finance Corp., Texas Revenue Notes, Series 2021
4.000% due 03/01/2025	410	426

		29,490

UTAH 0.3%

Salt Lake City, Utah Airport Revenue Notes, Series 2021
5.000% due 07/01/2024	350	369
5.000% due 07/01/2025	450	483

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	500	522

		1,374

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	115

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 3.3%

Fairfax County, Virginia General Obligation Notes, Series 2020
5.000% due 10/01/2028	$5,000	$5,742

Fairfax County, Virginia General Obligation Notes, Series 2021
4.000% due 10/01/2025	4,000	4,232

Hampton Roads Transportation Accountability Commission, Virginia Revenue Notes, Series 2021
5.000% due 07/01/2026	4,000	4,403

Virginia Small Business Financing Authority Revenue Bonds, Series 2014
5.250% due 10/01/2029	3,000	3,198

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	1,150	1,111

		18,686

WASHINGTON 2.9%

Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes, Washington Revenue Bonds, Series 2015
1.110% (MUNIPSA) due 11/01/2045 ~	4,500	4,431

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
1.360% (MUNIPSA) due 11/01/2045 ~	750	750

Port of Seattle, Washington Revenue Notes, Series 2015
5.000% due 03/01/2023	1,000	1,021

Port of Tacoma, Washington General Obligation Notes, Series 2016
4.000% due 12/01/2022	440	445

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
1.400% (MUNIPSA) due 11/01/2046 ~	675	676

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2021
1.160% (MUNIPSA) due 05/01/2045 ~	3,000	2,966

State of Washington General Obligation Refunding Bonds, Series 2022
4.000% due 07/01/2026	1,000	1,067

University of Washington Revenue Bonds, Series 2022
4.000% due 05/01/2048	2,500	2,661

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.960% (MUNIPSA) due 01/01/2042 ~	1,000	1,003

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	870	901

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2023	$250	$256

		16,177

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	441	422

WISCONSIN 1.7%

Public Finance Authority, Wisconsin Revenue Notes, Series 2021
4.000% due 10/01/2025	290	293

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
1.090% (MUNIPSA) due 08/15/2054 ~	2,500	2,500

Wisconsin State General Obligation Notes, Series 2019
5.000% due 05/01/2026	3,110	3,435

Wisconsin State General Obligation Notes, Series 2022
1.000% (MUNIPSA) due 05/01/2025 ~(a)	3,255	3,256

		9,484

Total Municipal Bonds & Notes (Cost $448,228)		438,690

U.S. TREASURY OBLIGATIONS 0.3%

U.S. Treasury Notes
1.500% due 01/15/2023	600	596
1.500% due 11/30/2024	1,100	1,062

Total U.S. Treasury Obligations (Cost $1,704)		1,658

SHORT-TERM INSTRUMENTS 20.2%

REPURCHASE AGREEMENTS (g) 0.1%
		611

U.S. TREASURY BILLS 8.8%
0.886% due 07/07/2022 - 09/29/2022 (b)(c)	49,300	49,261

U.S. TREASURY CASH MANAGEMENT BILLS 6.5%
2.103% due 10/25/2022 (c)(d)	36,500	36,265

MUNICIPAL BONDS & NOTES 4.8%

Arizona Industrial Development Authority Revenue Notes, Series 2021
1.400% due 07/01/2022	175	175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Borough of Edgewater, New Jersey General Obligation Notes, Series 2021
1.250% due 07/15/2022	$3,468	$3,468

Grand Traverse County, Michigan Hospital Finance Authority Revenue Notes, Series 2021
4.000% due 07/01/2022	500	500

Hempstead Union Free School District, New York General Obligation Notes, Series 2021
1.000% due 07/13/2022	1,750	1,750

Los Angeles, California Revenue Notes, Series 2022
4.000% due 06/29/2023 (a)	4,700	4,791

Massachusetts Development Finance Agency Revenue Notes, Series 2021
0.574% due 07/01/2022	550	550

Middletown, New York General Obligation Notes, Series 2021
1.500% due 08/25/2022	2,500	2,500

Newark, New Jersey General Obligation Notes, Series 2021
1.250% due 07/25/2022	2,000	2,000
1.250% due 10/03/2022	3,500	3,500

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2022	835	835

Plattsburgh City School District, New York General Obligation Notes, Series 2021
1.250% due 07/29/2022	2,500	2,500

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 07/01/2022	675	675

Victor Central School District, New York General Obligation Notes, Series 2021
1.500% due 07/29/2022	4,000	4,000

Total Municipal Bonds & Notes (Cost $27,250)		27,244

Total Short-Term Instruments (Cost $113,384)		113,381

Total Investments in Securities (Cost $563,316)		553,729

Total Investments 98.4% (Cost $563,316)		$553,729

Other Assets and Liabilities, net 1.6%		9,265

Net Assets 100.0%		$562,994

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.

116	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2022

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	2.010%	08/15/2038	09/14/2021	$ 2,564	$2,468	0.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$611	U.S. Treasury Notes 2.875% due 06/15/2025	$(623)	$611	$611

Total Repurchase Agreements						$(623)	$611	$611

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$611	$0	$0	$0	$611	$(623)	$(12)

Total Borrowings and Other Financing Transactions	$611	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$16,467	$0	$16,467
Alaska	0	557	0	557
Arizona	0	8,697	0	8,697
California	0	61,450	0	61,450
Colorado	0	11,470	0	11,470
Connecticut	0	8,479	0	8,479
Delaware	0	712	0	712
Florida	0	10,722	0	10,722
Georgia	0	14,520	0	14,520
Illinois	0	40,678	0	40,678
Indiana	0	4,903	0	4,903
Iowa	0	3,461	0	3,461
Kansas	0	3,247	0	3,247
Kentucky	0	3,365	0	3,365
Louisiana	0	4,379	0	4,379
Maryland	0	5,449	0	5,449
Massachusetts	0	10,370	0	10,370
Michigan	0	12,545	0	12,545
Minnesota	0	1,900	0	1,900
Mississippi	0	1,845	0	1,845
Missouri	0	5,478	0	5,478
Montana	0	915	0	915
Nebraska	0	3,581	0	3,581
Nevada	0	1,352	0	1,352
New Hampshire	0	3,607	0	3,607

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
New Jersey	$0	$15,379	$0	$15,379
New Mexico	0	3,024	0	3,024
New York	0	50,092	0	50,092
North Carolina	0	8,983	0	8,983
Ohio	0	7,671	0	7,671
Oklahoma	0	594	0	594
Oregon	0	840	0	840
Pennsylvania	0	20,106	0	20,106
Puerto Rico	0	4,660	0	4,660
South Carolina	0	6,416	0	6,416
South Dakota	0	977	0	977
Tennessee	0	4,166	0	4,166
Texas	0	29,490	0	29,490
Utah	0	1,374	0	1,374
Virginia	0	18,686	0	18,686
Washington	0	16,177	0	16,177
West Virginia	0	422	0	422
Wisconsin	0	9,484	0	9,484
U.S. Treasury Obligations	0	1,658	0	1,658
Short-Term Instruments
Repurchase Agreements	0	611	0	611
U.S. Treasury Bills	0	49,261	0	49,261
U.S. Treasury Cash Management Bills	0	36,265	0	36,265
Municipal Bonds & Notes	0	27,244	0	27,244

Total Investments	$0	$553,729	$0	$553,729

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2022	117

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities

118	PIMCO ETF TRUST

June 30, 2022

held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Senior Loan Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies,

accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023.

ANNUAL REPORT	|	JUNE 30, 2022	119

Notes to Financial Statements	(Cont.)

Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the required reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate their NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system,

120	PIMCO ETF TRUST

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established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the

NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The

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Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’

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Notes to Financial Statements	(Cont.)

website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2022 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$18,215	$112,519	$(118,335)	$0	$0	$12,399	$26	$0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	228	(228)	0	0	0	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	7	20,142	(16,270)	0	0	3,879	4	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments

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may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

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Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and

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Notes to Financial Statements	(Cont.)

the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

PIMCO Senior Loan Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its

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total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying

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Notes to Financial Statements	(Cont.)

the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment

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policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on

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Notes to Financial Statements	(Cont.)

corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a

Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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7. PRINCIPAL AND OTHER RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Municipal Income Opportunities Active Exchange- Traded Fund	PIMCO Senior Loan Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

New Fund	—	—	—	—	—	—	—	—	X	—	—	X	X	—

Small Fund	—	—	—	X	—	—	—	—	—	—	—	X	X	—

Senior Loan	—	—	—	—	—	—	—	—	—	—	—	—	X	—

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security	—	X	X	X	—	—	—	—	—	—	—	—	—	—

Credit	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Collateralized Loan Obligations Risk	—	—	—	—	—	—	—	—	—	—	—	—	X	—

High Yield	—	—	—	—	X	—	X	X	—	—	—	X	X	—

Market	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond	—	—	—	—	—	—	—	—	—	—	X	X	—	X

Issuer	—	—	—	—	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	—	—	X	X	X	X

Equity	—	—	—	—	—	—	X	—	—	—	—	—	X	—

Mortgage-Related and Other Asset Backed Securities	—	—	—	—	X	—	X	X	X	X	—	—	—	—

Foreign (Non-U.S.) Investment	—	—	—	—	X	X	X	X	X	X	—	—	X	—

Emerging Markets	—	—	—	—	X	X	X	X	—	—	—	—	—	—

Sovereign Debt	—	—	—	—	X	X	—	—	—	—	—	—	—	—

Currency	—	—	—	—	—	—	X	X	X	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Management and Tracking Error	X	X	X	X	X	X	—	—	—	—	—	—	—	—

Indexing	X	X	X	X	X	X	—	—	—	—	—	—	—	—

Management	—	—	—	—	—	—	X	X	X	X	X	X	X	X

Asset-Backed Securities	—	—	—	—	—	—	—	—	—	—	—	—	X	—

California State-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	—

New York State-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	—

Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—	X	X	—	X

Short Exposure	—	—	—	—	—	—	X	X	—	—	—	—	X	—

Convertible Securities	—	—	—	—	—	—	X	—	—	—	—	—	—	—

Tax-Efficient Investing	—	—	—	—	—	—	X	X	—	—	—	—	—	—

Distribution Rate	—	—	—	—	—	—	X	X	—	—	—	—	—	—

Responsible Investing Risk	—	—	—	—	—	—	—	—	X	—	—	—	—	—

LIBOR Transition Risk	—	—	—	—	—	—	X	X	X	X	—	X	X	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes the Fund to heightened credit risk, call risk,

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settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent the Fund invests in senior loans that are covenant-lite obligations, the Fund may have fewer rights against a borrower (e.g., covenant-lite obligations may contain fewer maintenance covenants than other obligations, or no maintenance covenants) and may have a greater risk of loss on such investments as compared to investments in traditional loans.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value, particularly during times of market stress.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Collateralized Loan Obligations Risk  is the risk that investing in CLOs and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events

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than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Asset-Backed Securities Risk  is the risk of investing in asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected

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significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

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Notes to Financial Statements	(Cont.)

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

PIMCO Active Bond Exchange-Traded Fund(1)	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(2)	0.46%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(3)	0.36%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund(4)	0.49%

PIMCO Senior Loan Active Exchange-Traded Fund(5)	0.70%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(1)

PIMCO has contractually agreed, through October 31, 2022, to waive or reduce its Management Fee in an amount equivalent to the Fund’s expenses or costs attributable to the SEC’s investigation and related settlement proceedings identified in Investment Advisers Act of 1940 Release No. 4577, dated December 1, 2016.

(2)	Prior to October 31, 2020, PIMCO contractually agreed to waive its management fee by 0.07% of the average daily net assets attributable to the Fund.
(3)	PIMCO has contractually agreed, through October 31, 2022, to waive its management fee by 0.12% of the average daily net assets attributable to the Fund.
(4)	PIMCO has contractually agreed, through October 31, 2023, to waive its management fee by 0.10% of the average daily net assets attributable to the Fund.
(5)	PIMCO has contractually agreed, through October 31, 2023, to waive its management fee by 0.20% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended

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June 30, 2022 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time.The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2022, (October 31, 2023 for the PIMCO Senior Loan Active Exchange-Traded Fund), to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2022, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2022, to waive or reduce its Management Fee for the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Municipal Income Opportunities Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2023, to waive or reduce its Management Fee for the PIMCO Senior Loan Active Exchange-Traded Fund.

The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to October 31, 2020, PIMCO had contractually agreed to waive its management fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2022, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$310	$149	$14	$473

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	113	170	210	493

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0	0	111	111

PIMCO Senior Loan Active Exchange-Traded Fund	0	0	167	167

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	$0	$107,801

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	3,375

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	143,750	82,576

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	6,413

PIMCO Active Bond Exchange-Traded Fund	46,760	113,447

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	112,869	102,691

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	28,520	10,491

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	2,032,402	2,070,275

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$47,341	$54,171	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	296,011	363,531	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	32,046	69,354	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	377,413	389,568	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	781,690	717,809

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	68,144	83,004	220,645	227,631

PIMCO Active Bond Exchange-Traded Fund	16,689,170	16,854,062	689,994	411,629

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	4,184,642	4,592,881	598,288	239,218

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	10,292	18,192	115,181	74,997

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	8,090,844	7,831,411	4,427,284	5,040,586

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	561,047	307,496

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0	0	133,075	86,976

PIMCO Senior Loan Active Exchange-Traded Fund	0	0	61,574	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	401,872	281,409

†	A zero balance may reflect actual amounts rounding to less than one thousand.

140	PIMCO ETF TRUST

June 30, 2022

13. SHARES OF BENEFICIAL INTEREST

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0	1	0%	10%

PIMCO Senior Loan Active Exchange-Traded Fund	0	1	0%	30%

14. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that a Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the custodian of the Funds. These standard transaction fees are not payable to the Funds, and therefore, generally do not impact the Funds’ financial statements. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below. To the extent a variable transaction fee is not charged, certain costs may be borne by a Fund.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

$ 500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

15. INVESTMENT TRANSACTIONS

For the period ended June 30, 2022, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$390,696	$234,073

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	950,813	269,232

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	565,436	335,972

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	131,733	85,364

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	963,654	1,847,882

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	163,274	249,947

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions which were executed in kind while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described

ANNUAL REPORT	|	JUNE 30, 2022	141

Notes to Financial Statements	(Cont.)

above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$0	$2,452	$0	$(157,892)	$(10)	$(32,222)	$0	$0	$(187,672)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	6,888	0	(78,323)	(8)	(19,377)	0	0	(90,820)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	3,823	0	(206,771)	(8)	(21,220)	0	0	(224,176)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	0	(20,641)	(8)	0	(2,626)	0	(23,275)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	5,252	0	(135,775)	(17)	(195,789)	0	0	(326,329)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	1,363	0	(73,357)	(16)	(16,394)	0	0	(88,404)

PIMCO Active Bond Exchange-Traded Fund	0	4,553	0	(274,041)	(32)	(251,909)	0	0	(521,429)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	0	0	(52,094)	(10)	(11,588)	0	(2,568)	(66,260)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	1,926	0	(3,667)	0	(1,643)	0	0	(3,384)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	11,337	0	(243,664)	(12)	(114,094)	0	0	(346,433)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,393	0	0	(22,661)	(12)	(19,995)	0	0	(41,275)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	111	0	0	(1,077)	0	(3,962)	0	0	(4,928)

PIMCO Senior Loan Active Exchange-Traded Fund	0	79	0	(2,475)	0	0	0	0	(2,396)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	555	0	0	(9,587)	(13)	(7,440)	0	0	(16,485)

142	PIMCO ETF TRUST

June 30, 2022

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, treasury inflation-protected securities (TIPS), partnerships and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2021 through June 30, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through June 30, 2022 and Ordinary losses realized during the period January 1, 2022 through June 30, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$15,973	$16,249

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	6,300	13,077

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10,592	10,628

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	45,998	149,791

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	11,954	4,440

PIMCO Active Bond Exchange-Traded Fund	211,882	40,027

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	11,588	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,431	212

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	78,792	35,302

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	17,191	2,804

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	3,962	0

PIMCO Senior Loan Active Exchange-Traded Fund	0	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	4,484	2,956

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$593,185	$0	$(157,893)	$(157,893)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,650,813	0	(78,323)	(78,323)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	825,078	0	(206,770)	(206,770)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	214,729	0	(20,642)	(20,642)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,236,894	946	(136,718)	(135,772)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	647,429	513	(73,871)	(73,358)

PIMCO Active Bond Exchange-Traded Fund	4,252,526	15,971	(289,352)	(273,381)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,466,068	7,062	(59,116)	(52,054)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	186,939	609	(4,279)	(3,670)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11,971,144	705	(244,367)	(243,662)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	870,068	4,369	(27,030)	(22,661)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	44,124	299	(1,375)	(1,076)

PIMCO Senior Loan Active Exchange-Traded Fund	104,441	1	(2,475)	(2,474)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	563,316	711	(10,298)	(9,587)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, treasury inflation-protected securities (TIPS), partnerships and interest accrued on defaulted securities.

ANNUAL REPORT	|	JUNE 30, 2022	143

Notes to Financial Statements	(Cont.)	June 30, 2022

For the fiscal years ended June 30, 2022 and June 30, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2022				June 30, 2021

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$0	$6,660	$0	$0	$0	$5,991	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	69,174	0	0	0	19,529	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	42,424	0	0	0	12,067	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	13,350	907	0	0	2,953	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	64,850	0	0	0	72,424	0	0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	18,881	576	0	0	21,339	200	0

PIMCO Active Bond Exchange-Traded Fund	0	109,815	0	0	0	99,158	0	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	14,527	0	0	0	11,473	0	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	1,333	22	0	0	1,306	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	81,605	698	0	0	78,938	1,171	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	10,925	496	0	0	9,612	117	0	0

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	421	32	0	0	0	0	0	0

PIMCO Senior Loan Active Exchange-Traded Fund	0	0	0	0	0	0	0	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	2,751	390	0	0	2,456	64	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

144	PIMCO ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO ETF Trust and Shareholders of PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund, PIMCO Senior Loan Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting PIMCO ETF Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations, cash flows for PIMCO Enhanced Low Duration Active Exchange-Traded Fund, and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations, the cash flows for PIMCO Enhanced Low Duration Active Exchange-Traded Fund, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund(1)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund(1)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund(1)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund(1)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund(1)

PIMCO Active Bond Exchange-Traded Fund(1)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(2)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(3)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund(1)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund(1)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund(4)

PIMCO Senior Loan Active Exchange-Traded Fund(5)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund(1)

(1)

Statement of operations for the year ended June 30, 2022, statement of changes in net assets for the years ended June 30, 2022 and 2021 and the financial highlights for the years ended June 30, 2022, 2021, 2020, 2019 and 2018

(2)

Statements of operations and cash flows for the year ended June 30, 2022, statement of changes in net assets for the years ended June 30, 2022 and 2021 and the financial highlights for the years ended June 30, 2022, 2021, 2020, 2019 and 2018

(3)

Statement of operations for the year ended June 30, 2022, statement of changes in net assets for the years ended June 30, 2022 and 2021 and the financial highlights for each of the periods indicated therein

(4)	Statements of operations and changes in net assets and the financial highlights for the period September 8, 2021 (inception date) through June 30, 2022
(5)	Statements of operations and changes in net assets and the financial highlights for the period June 8, 2022 (inception date) through June 30, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2022

We have served as the auditor of one or more investment companies in PIMCO ETF Trust since 2009.

ANNUAL REPORT	|	JUNE 30, 2022	145

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC

BMO	BMO Capital Markets Corporation	GSC	Goldman Sachs & Co. LLC	NOM	Nomura Securities International Inc.

BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	STR	State Street FICC Repo

FICC	Fixed Income Clearing Corporation	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	JPY	Japanese Yen

CAD	Canadian Dollar	ILS	Israeli Shekel	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	LIBOR01	1 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR	TSFR1M	Term SOFR 1 Month

CDX.HY	Credit Derivatives Index - High Yield	LIBOR06	6 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	ICE 1-Month USD LIBOR

COF 11	Cost of Funds - 11th District of San Francisco	SOFRINDX	Secured Overnight Financing Rate Index	US0003M	ICE 3-Month USD LIBOR

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFR	Secured Overnight Financing Rate	US0012M	ICE 12-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.	BAM	Build America Mutual Assurance	PSF	Public School Fund

AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	Q-SBLF	Qualified School Bond Loan Fund

AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BABs	Build America Bonds	OIS	Overnight Index Swap	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding

CLO	Collateralized Loan Obligation

146	PIMCO ETF TRUST

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0%	0%	$6,660	$0	$6,286

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0%	0%	69,174	0	40,620

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0%	0%	42,424	0	28,563

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0%	0%	12,357	980	7,867

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0%	0%	62,256	0	67,047

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0%	0%	15,849	0	19,340

PIMCO Active Bond Exchange-Traded Fund	0%	0%	103,226	0	96,630

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0%	0%	12,929	0	7,464

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0%	0%	992	120	897

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0%	0%	71,802	0	62,946

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0%	0%	11,421	0	203

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0%	0%	453	0	2

PIMCO Senior Loan Active Exchange-Traded Fund	0%	0%	0	0	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0%	0%	3,141	0	144

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

ANNUAL REPORT	|	JUNE 30, 2022	147

Federal Income Tax Information	(Cont.)	(Unaudited)

Section  199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0%

PIMCO Active Bond Exchange-Traded Fund	0%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0%

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0%

PIMCO Senior Loan Active Exchange-Traded Fund	0%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0%

148	PIMCO ETF TRUST

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

April 2022	$0.5500	$0.0000	$0.0000	$0.5500

May 2022	$0.0000	$0.0000	$0.0000	$0.0000

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.1500	$0.0000	$0.0000	$0.1500

March 2022	$0.0900	$0.0000	$0.0000	$0.0900

April 2022	$0.3300	$0.0000	$0.0000	$0.3300

May 2022	$0.3900	$0.0000	$0.0000	$0.3900

June 2022	$0.5600	$0.0000	$0.0000	$0.5600

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.3300	$0.0000	$0.0000	$0.3300

March 2022	$0.2000	$0.0000	$0.0000	$0.2000

April 2022	$0.5300	$0.0000	$0.0000	$0.5300

May 2022	$0.6300	$0.0000	$0.0000	$0.6300

June 2022	$0.8500	$0.0000	$0.0000	$0.8500

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.1900	$0.0000	$0.0000	$0.1900

March 2022	$0.1200	$0.0000	$0.0000	$0.1200

April 2022	$0.4100	$0.0000	$0.0000	$0.4100

May 2022	$0.4900	$0.0000	$0.0000	$0.4900

June 2022	$0.6700	$0.0000	$0.0000	$0.6700

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.2600	$0.0000	$0.0000	$0.2600

March 2022	$0.2900	$0.0000	$0.0000	$0.2900

April 2022	$0.3000	$0.0000	$0.0000	$0.3000

May 2022	$0.3300	$0.0000	$0.0000	$0.3300

June 2022	$0.3400	$0.0000	$0.0000	$0.3400

ANNUAL REPORT	|	JUNE 30, 2022	149

Distribution Information	(Cont.)

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.2200	$0.0000	$0.0000	$0.2200

March 2022	$0.2300	$0.0000	$0.0000	$0.2300

April 2022	$0.2300	$0.0000	$0.0000	$0.2300

May 2022	$0.2400	$0.0000	$0.0000	$0.2400

June 2022	$0.2300	$0.0000	$0.0000	$0.2300

PIMCO Active Bond Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.2300	$0.0000	$0.0000	$0.2300

March 2022	$0.2300	$0.0000	$0.0000	$0.2300

April 2022	$0.2400	$0.0000	$0.0000	$0.2400

May 2022	$0.2500	$0.0000	$0.0000	$0.2500

June 2022	$0.2500	$0.0000	$0.0000	$0.2500

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.076	$0.0000	$0.0020	$0.0780

March 2022	$0.1510	$0.0000	$0.0000	$0.1510

April 2022	$0.1606	$0.0000	$0.0044	$0.1650

May 2022	$0.1800	$0.0000	$0.0000	$0.1800

June 2022	$0.2496	$0.0000	$0.0002	$0.1500

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0410	$0.0000	$0.0000	$0.0410

March 2022	$0.0560	$0.0000	$0.0000	$0.0560

April 2022	$0.0739	$0.0000	$0.0000	$0.0739

May 2022	$0.0990	$0.0000	$0.0000	$0.0990

June 2022	$0.1020	$0.0000	$0.0000	$0.1020

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0480	$0.0000	$0.0000	$0.0480

March 2022	$0.0630	$0.0000	$0.0000	$0.0630

April 2022	$0.0640	$0.0000	$0.0000	$0.0640

May 2022	$0.0810	$0.0000	$0.0000	$0.0810

June 2022	$0.0920	$0.0000	$0.0000	$0.0920

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0700	$0.0000	$0.0000	$0.0700

March 2022	$0.0700	$0.0000	$0.0000	$0.0700

April 2022	$0.0700	$0.0000	$0.0000	$0.0700

May 2022	$0.0800	$0.0000	$0.0000	$0.0800

June 2022	$0.0700	$0.0000	$0.0000	$0.0700

150	PIMCO ETF TRUST

(Unaudited)

PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0500	$0.0000	$0.0000	$0.0500

March 2022	$0.0580	$0.0000	$0.0000	$0.0580

April 2022	$0.0720	$0.0000	$0.0000	$0.0720

May 2022	$0.1080	$0.0000	$0.0000	$0.1080

June 2022	$0.0950	$0.0000	$0.0000	$0.0950

PIMCO Senior Loan Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2022	$0.0000	$0.0000	$0.0000	$0.0000

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2022	$0.0000	$0.0000	$0.0000	$0.0000

February 2022	$0.0170	$0.0000	$0.0000	$0.0170

March 2022	$0.0300	$0.0000	$0.0000	$0.0300

April 2022	$0.0300	$0.0000	$0.0000	$0.0300

May 2022	$0.0370	$0.0000	$0.0000	$0.0370

June 2022	$0.0380	$0.0000	$0.0000	$0.0380

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	JUNE 30, 2022	151

Approval of Investment Management Agreement	(Unaudited)

Approval of the Investment Management Agreement for PIMCO Senior Loan Active Exchange-Traded Fund

At a meeting held on May 19-20, 2022, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of the PIMCO Senior Loan Active Exchange-Traded Fund (the “New Fund”), and Pacific Investment Management Company LLC (“PIMCO”).

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO to the New Fund in connection with the May 19-20, 2022 meeting. The Trustees also considered information they had received from PIMCO in connection with the renewal of the Investment Management Agreement between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed New Fund operations, including a memorandum from PIMCO describing the New Fund, a term sheet detailing key features of the New Fund, fee comparisons for the New Fund from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data, and a memorandum from Dechert LLP describing the Trustees’ responsibilities in approving the Agreement. In considering whether to approve the Agreement, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to management fees and expense ratios of funds with investment objectives and policies similar to those of the New Fund.

(b) Review Process:  In connection with the approval of the Agreement, the Board reviewed written materials prepared by PIMCO encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge. The Board also heard oral presentations on matters related to the Agreement. The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreement. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the New Fund, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the New Fund’s investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the New Fund and its shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Agreement are likely to benefit the New Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services to be provided by PIMCO to the New Fund under the Agreement. The Board considered the terms of the Agreement, under which the Trust will pay for the supervisory and administrative services provided pursuant to that agreement under a unified fee. In return, PIMCO will provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Fund, including but not limited to audit, custodial, portfolio accounting, ordinary legal, transfer agency, exchange listing and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and

152	PIMCO ETF TRUST

(Unaudited)

administrative services provided by PIMCO under the Agreement will continue to increase. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market.

The Board concluded that the nature, extent and quality of the services proposed to be provided or procured by PIMCO under the Agreement are likely to benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the Agreement was considered, the Trustees did not receive or consider investment performance information with respect to the New Fund.

4. MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds to scale at the outset. The Board noted that PIMCO generally seeks to price new funds competitively against the median total expense ratio of the respective Broadridge peer group, if available, while acknowledging that a fee premium may be appropriate for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the New Fund, it considered a number of factors, including, but not limited to, the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products and the attractiveness of potential returns to prospective investors in the New Fund.

The Board reviewed the proposed management fee and estimated total expenses of the New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from the Broadridge Report that compared the average and median management fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also compared the New Fund’s total expenses to other funds in the Expense Group provided by Broadridge and found the New Fund’s total expenses to be reasonable.

The Board considered the New Fund’s unified fee structure, under which the New Fund would pay for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO will provide or procure such services and bear the costs of various third party services required by the New Fund, including audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board considered that the unified fee would lead to New Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of fees for the New Fund at a competitive level over the contract period even if the New Fund’s operating costs rise when assets remain flat or decrease. The Board concluded that the New Fund’s proposed management fee was reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on overall fund expenses that would be beneficial to the New Fund and its shareholders. The Board noted that the New Fund would be covered by a fee waiver agreement and an Expense Limitation Agreement that is designed to cap organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and trustee fees.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the management fee to be charged by PIMCO, as well as the estimated total expenses of the New Fund, are reasonable and approval of the Agreement would benefit shareholders of the New Fund.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the Agreement was considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

The Trustees considered that the unified fee structure provides certain inherent economies of scale because the New Fund’s unified fee would remain fixed even if the New Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the New Fund’s proposed unified fee, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Fund to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale, if any, with shareholders before it realizes such benefits.

The Board concluded that the New Fund’s proposed cost structure was reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Fund’s unified fee structure, by generally pricing the New Fund to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Fund and its shareholders.

ANNUAL REPORT	|	JUNE 30, 2022	153

Approval of Investment Management Agreement	(Cont.)	(Unaudited)

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Fund by PIMCO supported the approval of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement was fair and reasonable to the New Fund and its shareholders, that the New Fund’s shareholders would likely receive reasonable value in return for the fees paid to PIMCO by the New Fund under the Agreement, and that the approval of the Agreement was in the best interests of the New Fund and its shareholders.

154	PIMCO ETF TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	149	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	149	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Funds and PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	JUNE 30, 2022	155

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(†)

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO Sponsored Closed-End Funds.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO-Sponsored Interval Funds and PIMCO Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2009 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of August 25, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

156	PIMCO ETF TRUST

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	JUNE 30, 2022	157

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO ETF Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

158	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF3001AR_063022

(b)	Not applicable to the Registrant.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2022	$ 621,920
	June 30, 2021	$ 572,184

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2022	$ —
	June 30, 2021	$ —

(c)	Fiscal Year Ended	Tax Fees(2)
	June 30, 2022	$ —
	June 30, 2021	$ —

(d)	Fiscal Year Ended	All Other Fees(3)
	June 30, 2022	$ —
	June 30, 2021	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2022	June 30, 2021
PIMCO ETF Trust	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	13,128,802	15,411,504

Totals	$13,128,802	$15,411,504

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 1, 2022

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 1, 2022